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SECOND AMENDED AND RESTATED
SUPPLY AND OFFTAKE AGREEMENT
dated as of February 1, 2015
between
J. ARON & COMPANY
and
ALON USA, LP

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TABLE OF CONTENTS
Page

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Schedules

Schedule	Description
Schedule A	Products and Product Specifications
Schedule B	Pricing Benchmarks
Schedule C	Monthly True-up Amounts
Schedule D	Operational Volume Range
Schedule E	Tank List
Schedule F	[Reserved]
Schedule G	Daily Settlement Schedule
Schedule H	Form of Inventory Reports
Schedule I	Initial Inventory Targets
Schedule J	Scheduling and Communications Protocol
Schedule K	Monthly Excluded Transaction Fee Determination
Schedule L	Monthly Working Capital Adjustment
Schedule M	Notices
Schedule N	FIFO Balance Final Settlements
Schedule O	Form of Run-out Report
Schedule P	Pricing Group
Schedule Q	Form of Trade Sheet
Schedule R	Step-Out Inventory Sales Agreement
Schedule S	Form of Refinery Production Volume Report
Schedule T	Excluded Transaction Trade Sheet
Schedule U	Alon Credit Agreement Amendment
Schedule V	Available Storage or Transportation Arrangements

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Schedule W	[Reserved]
Schedule X	Pipeline Systems (Included Pipelines)
Schedule Z	Orla to El Paso/ El Paso Inventory Description
Schedule AA	Differential Determination Procedure

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SECOND AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT
This Second Amended and Restated Supply and Offtake Agreement (this “Agreement”) is made as of February 1, 2015 (the “Effective Date”), between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Alon USA, LP (the “Company”), a limited partnership organized under the laws of Texas located at 12700 Park Central Dr., Suite 1600, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).
WHEREAS, the Company is the exclusive lessee and operator of a crude oil refinery located in Big Spring, Texas, together with other real and personal property related thereto (the “Refinery”) as described in the Master Lease Agreement (as defined below);
WHEREAS, Aron and Alon Refining Krotz Springs, Inc. (“ARKS”) have entered into that Inventory Sales Agreement dated as of the Commencement Date which provides, subject to the conditions therein, for ARKS to sell to Aron and Aron to buy from ARKS all crude oil and petroleum products held by ARKS at the Included Locations (as defined below) on the Closing Date (as defined below);
WHEREAS, the Company and Aron are parties to an Amended and Restated Supply and Offtake Agreement, (the “First Restated Agreement”) dated as of March 1, 2011, pursuant to which Aron agreed to deliver crude oil and other petroleum feedstocks to the Company for use at such Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);
WHEREAS, the Parties have entered into various amendments of the First Restated Agreement and that certain Supplemental Agreement to Supply and Offtake Agreement dated as of October 31, 2011 between Aron and the Company relating to the First Restated Agreement (the “Supplemental Agreement”), which supplements, amends and forms part of the First Restated Agreement;
WHEREAS, the Parties wish to make further amendments to the First Restated Agreement, including extending the term thereof; and
WHEREAS, the Parties wish to incorporate such further amendments, together with all prior amendments and the Supplemental Agreement, into a single agreement by amending and restating the First Restated Agreement in its entirety as more specifically set forth herein.
NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do agree that the First Restated Agreement is hereby amended and restated in its entirety as of the date hereof and as follows:

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ARTICLE 1

DEFINITIONS AND CONSTRUCTION
1.1    Definitions.
For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:
“Actual Month End Crude Volume” has the meaning specified in Section 9.2(a).
“Actual Month End Product Volume” has the meaning specified in Section 9.2(a).
“Actual Monthly Crude Run” has the meaning specified in Section 6.4(c).
“Actual Net Crude Consumption” means, for any Delivery Month, the actual number of Crude Oil Barrels run by the Refinery for such Delivery Month minus the number of Other Barrels actually delivered into the Crude Storage Tanks during such Delivery Month.
“Adequate Assurance” has the meaning specified in Section 12.5.
“Adjustment Fee” means the amount set forth as the “Adjustment Fee” in the Fee Letter.
“Adjustment Date” means June 1, 2013.
“Adjustment Date Differential” means the differential determined pursuant to the Differential Determination Procedure.
“Affected Obligations” has the meaning specified in Section 16.3.
“Affected Party” has the meaning specified in Section 16.1.
“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person. For this purpose, “control” of any entity or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.
“Aggregate Receipts” has the meaning specified in Section 7.5(d)(i).
“Alternate Delivery Point” means the last permanent flange of the Crude Storage Tanks that connects directly to first permanent flange of the White Oil Connection.
“Ancillary Contract” has the meaning specified in Section 19.1(c).
“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising

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under Procurement Contracts and regardless of the point at which or terms upon which delivery is made under any Procurement Contract), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including transfer taxes (but not taxes on the net income of Aron) and customs and other duties), user fees, fees and costs for any credit support provided to any pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which Related Hedges are addressed under Article 19 below) and (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Facilities for its own account, shall not be considered Ancillary Costs.
“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.
“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.
“Aron’s Policies and Procedures” shall have the meaning specified in Section 13.4(a).
“ARKS Supply and Offtake Agreement” means the Second Amended and Restated Supply and Offtake Agreement between Aron and ARKS, dated as of ______, 2015, as amended by Amendment No. 1 to the Supply and Offtake Agreement dated January 20, 2011, Amendment No. 2 to the Supply and Offtake Agreement dated February 18, 2011 and as may from time to time be further amended, modified, supplemented and/or restated.
“ASI Supply and Offtake Agreement” means the Amended and Restated Supply and Offtake Agreement, dated as of ______, 2015 between Alon Supply, Inc. (“ASI”) and Aron, as from time to time may be further amended, modified, supplemented and/or restated.
“Available Storage or Transportation Arrangements” means all of the storage and transportation facilities listed on Schedule V with respect to which the Company has certain transportation and/or storage rights.

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“Average Monthly NYMEX Price” means, for any calendar month, the arithmetic average of the closing settlement prices of the trading days in the applicable calendar month on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Contract.
“Bank Holiday” means any day (other than a Saturday or Sunday) on which banks are authorized or required to close in the State of New York.
“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.
“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.
“Base Agreement” means any of the Master Lease or an agreement between the Company and a third party pursuant to which the Company acquired rights to use the Included Crude Pipelines, the Included Product Pipelines or the Included Third Party Storage Tanks.
“Baseline Volume” means for each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.
“Best Available Inventory Data” means (a) daily inventory reports produced by the Company in the form specified in Schedule H, (b) daily reports from Holly Energy Partners, L.P. for Included Product Pipelines and Included Third Party Storage Tanks (except for El Paso Inventory), (c) daily inventory reports in respect of El Paso Inventory, prepared in the manner described in Schedule Z and (d) the aggregate Crude Oil linefill volume shown as owned by Aron on the most recent available crude linefill reports from the Included Crude Pipelines.
“BS&W” means basic sediment and water.

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“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.
“Buy/Sell Quantity” has the meaning specified in Section 5.11(e).
“Commencement Date” has the meaning specified in Section 2.3.
“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil in the Crude Storage Tanks and the Included Crude Pipelines purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.
“Commencement Date Products Volumes” means the total quantities of the Products in the Product Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.
“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.
“Commencement Date Volumes” means, collectively, the Commencement Date Crude Oil Volumes and the Commencement Date Products Volumes.
“Company Purchase Agreement” has the meaning specified in the Marketing and Sales Agreement.
“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.
“Contract Nominations” has the meaning specified in Section 5.4(b).
“Counterparty Crude Sales Fee” has the meaning specified in Section 6.4(h).
“CPT” means the prevailing time in the Central time zone.
“Credit Agreement” means (a) the Credit Agreement dated as of June 22, 2006 among Alon USA Energy, Inc., the Lenders thereto and Credit Suisse as amended from time to time and (b) the amended Revolving Credit Agreement dated as of June 22, 2006 by and among Alon USA, LP, EOC Acquisition LLC, the Guarantor Companies thereto, the Financial Institutions thereto, Israel Discount Bank of New York and Bank Leumi USA (the “Revolving Credit Agreement”).
“Crude Delivery Point” means the outlet flange of the Crude Storage Tanks that connects to the pipelines leading to the Refinery’s processing units.
“Crude Intake Point” means the inlet flange of the Crude Storage Tanks.
“Crude Oil” means crude oil of any type or grade.

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“Crude Oil Linefill” means, at any time, the aggregate volume of Crude Oil linefill on the Included Crude Pipelines for which Aron is treated as the exclusive owner by the Included Crude Pipelines; provided that such volume shall be determined by using the volumes reported on the most recently available monthly statements from the Included Crude Pipelines.
“Crude Purchase Fee” has the meaning specified in Section 6.4(a).
“Crude Storage Facilities” means, collectively, the Crude Storage Tanks and the Included Crude Pipelines.
“Crude Storage Tanks” means any of the tanks at the Refinery, listed on Schedule E that store Crude Oil.
“Daily Crude Storage Receipts” means, for any day, Aron’s estimate of the aggregate quantity of Crude Oil received by Aron at the Crude Intake Point during such day, arriving from any of the Crude Oil pipelines described on Schedule X, as amended from time to time.
“Daily Prices” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark Indicated on Schedule B as the relevant daily price.
“Daily Product Sales” means, for any day and Product Group, Aron’s estimate of the aggregate sales volume of such Product sold during such day, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“Daily Supplemental Price” means, for the Daily Supplemental Quantity on any day, the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Contract for the preceding Business Day (as determined in accordance with Schedule G).
“Daily Supplemental Quantity” has the meaning provided in Section 5.11(b)(iii)(A).

“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.
“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.
“Defaulting Party” has the meaning specified in Section 18.2.
“Deferred Interim Payment Amount” has the meaning specified in Section 10.1(h).
“Deferred Portion” has the meaning specified in the Inventory Sales Agreement.

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“Definitive Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Delivery Date” means any calendar day.
“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.
“Delivery Point” means a Crude Delivery Point or a Products Delivery Point, as applicable.
“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co, and in the case of the Company, none.
“Designated Company-Sourced Barrels” means, for any month, the aggregate number of Barrels of Crude Oil delivered by the Company to Aron with transfer of title occurring either at the Crude Intake Point or at an upstream point, regardless of whether such delivery is via a pipeline that is not an Included Crude Pipeline or is pursuant to a Procurement Agreement with delivery via an Included Crude Pipeline.
“Differential Determination Procedure” means the procedure set forth on Schedule AA hereto for determining the differential to be applied in Schedules B as of the Adjustment Date.
“Disposed Quantity” has the meaning specified in Section 9.4.
“Disposition Amount” has the meaning specified in Section 9.4.
“Duncan Tanks” means the Product storage tanks owned by the Company and located in Duncan, Oklahoma.
“Early Termination Date” has the meaning specified in Section 3.2.
“Eastbound Quantity” means, for any Supplemental Quantity that is an Eastbound Shipment, a quantity of Crude Oil equal to negative one (-1) times that Supplemental Quantity.
“Eastbound Shipment” means, with respect to any quantity of Crude Oil, the shipment and transporting of such Crude Oil commencing with the withdrawal of such Crude Oil from the Crude Storage Tanks through the Alternate Delivery Point and the movement of such Crude Oil via the White Oil Connection to the Supplemental Injection Point, then via the Supplemental Pipeline to the Nederland Terminal.
“Effective Date” has the meaning specified in the introductory paragraph of this Agreement.
“El Paso Inventory” means at any time, the aggregate volume of Product in the El Paso, Texas terminal operated by Holly Energy Partners, LP for which Aron is the exclusive owner.
“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of

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ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“Estimated Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(c)(i).
“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(c)(ii).
“Estimated Termination Amount” has the meaning specified in Section 19.2(b).
“Estimated Yield” has the meaning specified in Section 8.3(a).
“Event of Default” means an occurrence of the events or circumstances described in Section 18.1.
“Excluded Materials” means any materials other than Crude Oil or Products.
“Excluded Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Expiration Date” has the meaning specified in Section 3.1.
“Fed Funds Rate” means the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., CPT, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.
“Fee Letter” means that certain amended and restated letter from Aron to the Company, executed on or after the date hereof and as from time to time thereafter amended and/or restated, which identifies itself as the “Fee Letter” for purposes hereof, and pursuant to which the Parties have set forth the amounts for and other terms relating to certain fees payable hereunder.
“First Restated Agreement” has the meaning specified in the recitals above.

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“First Restated Agreement Effective Date” means the “Effective Date” as defined in the First Restated Agreement.
“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.
“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.
“Gross/Net Factor” has the meaning specified in Section 10.1(c)(iii).
“Guarantee” has the meaning specified in Section 18.1(n).
“Guarantor” has the meaning specified in Section 18.1(n).
“Hazardous Substances” means any explosive or radioactive substances or wastes and any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances defined or listed as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances” (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.
“Identified Facilities” has the meaning specified in Section 13.4(a).

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“Included Crude Pipelines” means, the pipelines or sections thereof as further described on Schedule X, as such schedule may, from time to time, be amended by the Parties.
“Included Locations” means, collectively, the Crude Storage Tanks, Included Crude Pipelines, Product Storage Tanks, Included Product Pipelines and the Included Third Party Storage Tanks.
“Included Product Pipelines” means the pipelines or sections thereof as further described on Schedule X or listed on Schedule E, as such schedules may, from time to time, be amended by the Parties.
“Included Third Party Storage Tanks” means storage tanks at product terminals in Abilene, Wichita Falls, Orla and El Paso as further identified and described on Schedule E.
“Included Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Independent Inspection Company” has the meaning specified in Section 11.3.
“Index Value” has the meaning specified in Section 7.5(d)(ii).
“Initial Estimated Yield” has the meaning specified in Section 8.3(a).
“Initial Margin Amount” has the meaning specified in Section 12.4.
“Interim Payment” has the meaning specified in Section 10.1(a).
“Inventory Sales Agreement” means that Inventory and Sales Agreement entered into by Aron and ARKS, dated as of the Commencement Date, pursuant to which ARKS is selling and transferring to Aron the Commencement Date Volumes for the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.
“Krotz Refinery” means the Crude Oil refinery owned and operated by ARKS and located in Krotz Springs, Louisiana.
“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.
“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.
“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.
“Liens” has the meaning specified in Section 17.2(h).

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“Liquidated Amount” has the meaning specified in Section 18.2(f).
“Long Product FIFO Price” means the price so listed on Schedule B.
“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account, as amended, supplemented, restated or otherwise modified from time to time.
“Master Lease” means the Lease Agreement by and among Alon USA Refining, Inc. and Alon Paramount Holdings, Inc. (successor by merger to each of Alon USA Pipeline, Inc., Fin-Tex Pipeline Company, American Petrofina Pipeline Company and T&R Assets, Inc.), jointly and severally, as Landlord, and Alon USA, LP (f/k/a SWBU, L.P.), as Tenant, as amended, pursuant to which the Company is the exclusive lessee and operator of the Refinery, together with other real and personal property related thereto.
“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Company and its subsidiaries taken as a whole, (ii) the occurrence of a Material Adverse Change under the ARKS Supply and Offtake Agreement as defined therein;; (iii) the ability of the Company to fully and timely perform its obligations; (iv) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (v) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Change”: (1) changes, or effects arising from or relating to changes, of laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.
“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at the Crude Delivery Point, as evidenced by either meter readings and meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.
“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products

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Delivery Point, as evidenced by either (i) meter readings and meter tickets for that Delivery Date or (ii) tank gaugings conducted at the beginning and end of such Delivery Date.
“Monthly Cover Costs” has the meaning specified in Section 7.6.
“Monthly Crude Forecast” has the meaning specified in Section 5.2(b).
“Monthly Crude Oil True-up Amount” has the meaning specified in Schedule C.
“Monthly Crude Payment” has the meaning specified in Section 6.3.
“Monthly Crude Price” means, with respect to the Net Crude Sales Volume for any month, the volume weighted average price per Barrel specified in the related Procurement Contracts under which Aron acquired such Barrels in such month.
“Monthly Crude Receipts” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.8.
“Monthly Procurement Shortfall” has the meaning specified in Section 6.4(d).
“Monthly Product Estimate” has the meaning specified in Section 8.3(b).
“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.
“Monthly Product Sales” means, for any month and Product Group, the aggregate sales volume of such Product sold during such month, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“Monthly Supplemental Quantity” means, for any calendar month, the sum of the Eastbound Quantities and Westbound Quantities injected into the Supplemental Pipeline via the Supplemental Injection Point or ejected from the Supplemental Pipeline via the Supplemental Injection Point during such month (which may be a positive or negative amount) as evidenced by the SPLP Monthly Statement.
“Monthly Product True-up Amount” has the meaning specified in Schedule C.
“Monthly True-up Amount” has the meaning specified in Section 10.2(a).
“Monthly Working Capital Adjustment” is an amount to be determined pursuant to Schedule L.

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“Nederland Terminal” means the SPMT Nederland Terminal located on the Sabine-Neches Waterway between Beaumont and Port Arthur, Texas.
“Net Crude Sales Volume” has the meaning specified in Section 9.3(a).
“Nomination Month” means the month that occurs two (2) months prior to the Delivery Month.
“Non-Affected Party” has the meaning specified in Section 16.1.
“Non-Defaulting Party” has the meaning specified in Section 18.2(a).
“NSV” means, with respect to any measurement of volume, the total liquid volume, excluding sediment and water and free water, corrected for the observed temperature to 60° F.
“Obligations” has the meaning specified in Section 12.4.
“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Tanks for each type of Crude Oil and for any given set of associated Product Storage Tanks for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D.
“Other Barrels” has the meaning specified in Section 5.3(f).
“Other Rejected Barrels” has the meaning specified in Section 6.4(g).
“Party” or “Parties” has the meaning specified in the preamble to this Agreement.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.
“Pipeline Cutoff Date” means, with respect to any Included Crude Pipeline or Included Product Pipeline, the date and time by which a shipper on such Included Crude Pipeline or Included Product Pipeline, as applicable is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in such Included Crude Pipeline or Included Product Pipeline, as applicable for the next shipment period for which nominations are then due.
“Pipeline System” means the Included Crude Pipelines and Included Product Pipelines.
“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B.
“Pricing Group” means any of the Product Groups listed as a pricing group on Schedule P.

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“Procurement Contract” means any procurement contract entered into by Aron for the purchase of Crude Oil to be processed at the Refinery, which may be either a contract with any seller of Crude Oil (other than the Company or any Affiliate of the Company) or a contract with the Company, or such other contract to the extent the Parties deem such contract to be a Procurement Contract for purposes hereof.
“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which the Company assigns to Aron all rights and obligations under a Procurement Contract and Aron assumes such rights and obligations thereunder, subject to terms satisfactory to Aron providing for the automatic reassignment thereof to the Company in connection with the termination of this Agreement.
“Product” means any of the refined petroleum products listed on Schedule A, as from time to time amended by mutual agreement of the Parties.
“Product Cost” has the meaning specified in Section 8.7.
“Product Group” means Crude Oil or a group of Products as specified on Schedule P.
“Product Linefill” means, at any time and for any grade of Product, the aggregate volume of linefill of that Product on the Included Product Pipelines for which Aron is treated as the exclusive owner by the Included Product Pipelines; provided that such volume shall be determined by using the volumes reported on the monthly or daily statements, as applicable, from the Included Product Pipelines.
“Product Purchase Agreements” has the meaning specified in the Marketing and Sales Agreement.
“Product Storage Facilities” means, collectively, the Product Storage Tanks, the Included Product Pipelines and the Included Third Party Storage Tanks.
“Product Storage Tanks” means any of the tanks, salt wells or pipelines listed on Schedule E that store or transport Products.
“Products Delivery Point” means the inlet flange of the Product Storage Tanks.
“Products Offtake Point” means the delivery point at which Aron transfers title to Products in accordance with sales transactions executed pursuant to the Marketing and Sales Agreement.
“Pro Forma Expiration Date” has the meaning specified in Section 18.2(b).
“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).
“Projected Net Crude Consumption” means, for any Delivery Month, the Projected Monthly Run Volume for such Delivery Month minus the number of Other Barrels that the Company indicated it expected to deliver into the Crude Storage Tanks during such Delivery Month.

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“Proration Event” has the meaning specified in Section 5.11(e).
“Reduced Fee Barrels” has the meaning specified in Section 6.4(b).
“Refinery” means the petroleum refinery located in Big Spring, Texas leased by the Company pursuant to the terms of the Master Lease.
“Refinery Facilities” means all the facilities operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.
“Rejected Procurement Contract” has the meaning specified in Section 6.4(f).
“Related Hedges” means any transactions from time to time entered into by Aron with third parties unrelated to Aron or its Affiliates to hedge Aron’s exposure resulting from this Agreement or any other Transaction Document and Aron’s rights and obligations hereunder or thereunder.
“Remedies Exercise Date” has the meaning specified in Section 18.2(b).
“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company shall have provided Aron with the Company’s (or its Affiliates’) full and unimpaired right to use the Included Crude Pipelines, Included Product Pipelines and Included Third Party Storage Tanks.
“Revised Estimated Yield” has the meaning specified in Section 8.3(a).
“Run-out Report” has the meaning specified in Section 7.3(a).
“Second Level Two Fee” means the amount set forth as the “Second Level Two Fee” in the Fee Letter.
“Settlement Amount” has the meaning specified in Section 18.2(b).
“Shortfall Procurement Barrels” has the meaning specified in Section 6.4(e).
“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Company in respect of borrowed money.
“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron (or any of its Designated Affiliates) and the Company (or any of its Designated Affiliates) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency

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swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.
“SPLP” means Sunoco Pipeline L.P.
“SPMT” means Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership and an Affiliate of Sunoco.
“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, between Aron and ARKS, dated as of the Commencement Date, pursuant to which ARKS shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement and any other terms agreed to by the Parties thereto.
“Storage Facilities” mean the storage, loading and offloading facilities owned or operated by the Company located at the Refinery including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned or operated by the Company which are used exclusively to store Excluded Materials.
“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Company has granted to Aron an exclusive right to use the Storage Facilities in connection with this Agreement.
“Supplemental Agreement” has the meaning specified in the recitals above.
“Supplemental Buy/Sell Confirmation” means a master buy/sell confirmation in a form incorporating such industry general terms and conditions as Aron shall specify and otherwise reasonably acceptable to Aron, subject to which the parties may enter into, from time to time, buy/sell transactions in which Aron shall sell a quantity of Crude Oil to the Company as such quantity is injected at the Supplemental Injection Point and the Company shall sell such quantity back to Aron as such quantity passes the last permanent flange at the outlet of SPLP’s custody transfer meter on the Supplemental Pipeline at the Nederland Terminal.

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“Supplemental Buy/Sell Transaction” has the meaning specified in Section 5.11(e).
“Supplemental Injection Point” means the first permanent flange at the inlet to the SPLP custody transfer meter on the Supplemental Pipeline at Big Spring, Texas, which is located at the connection between the White Oil Pipeline and the White Oil Connection.
“Supplemental Pipeline” means the portion of the common carrier Crude Oil pipeline more fully described in Schedule X hereto.
“Supplemental Pipeline Tariff” means SPLP’s tariffs on file with FERC containing the rates, rules and regulations governing the provision of Crude Oil transportation and related services on the Supplemental Pipeline (1) westbound from the Nederland Terminal to the Big Spring Refinery and (2) eastbound from the Big Spring Refinery to the Nederland Terminal, in substantially the forms attached to the Supplemental T&D Agreement.
“Supplemental Price” means, for any calendar month, the Average Monthly NYMEX Price for such month.
“Supplemental Quantity” has the meaning provided in Section 5.11(a).
“Supplemental T&D Agreement” means that certain Pipeline Throughput and Deficiency Agreement between the Company and SPLP, dated October 7, 2011, pursuant to which the Company has the right to transport Crude Oil on the Supplemental Pipeline.
“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with Applicable Law and industry practice, to perform any and all inspections required by Aron.
“Tank Maintenance” has the meaning specified in Section 9.5(b).
“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).
“Target Month End Product Volume” has the meaning specified in Section 7.3(b).
“Tax” or “Taxes” has the meaning specified in Section 14.1.
“Term” has the meaning specified in Section 3.1.
“Termination Amount” means, without duplication, the total net amount owed by one Party to the other Party upon termination of this Agreement under Section 19.2(a).
“Termination Date” has the meaning specified in Section 19.1.
“Termination Date Crude Oil Volumes” has the meaning specified in Section 19.1(d).

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“Termination Date Product Volumes” has the meaning specified in Section 19.1(d).
“Termination Date Volumes” has the meaning specified in Section 19.1(d).
“Termination Holdback Amount” has the meaning specified in Section 19.2(b).
“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract (other than the Company or any Affiliate of the Company).
“Transaction Documents” means any of this Agreement, the Fee Letter, the Marketing and Sales Agreement, the Inventory Sales Agreement, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreement, the Required Storage and Transportation Arrangements, the Supplemental Agreement, the Supplemental Buy/Sell Confirmation and any other agreement or instrument contemplated hereby or executed in connection herewith.
“Volume Determination Procedures” mean the Company’s ordinary month-end procedures for determining the NSV of Crude Oil in the Crude Storage Tanks or Products in the Product Storage Tanks, which include manually gauging each Crude Storage Tank or Product Storage Tank on the last day of the month to ensure that the automated tank level readings are accurate to within a tolerance of two inches; provided that if the automated reading cannot be calibrated to be within such tolerance, the Company shall use the manual gauge reading in its calculation of month-end inventory and provided further that volume determinations on the Supplemental Pipeline shall be based on the monthly statements provided by SPLP.
“Weekly Projection” has the meaning specified in Section 5.2(c).
“Westbound Quantity” means, for any Supplemental Quantity that is a Westbound Shipment, a quantity of Crude Oil equal to that Supplemental Quantity.
“Westbound Shipment” means, with respect to any quantity of Crude Oil, the shipment and transporting of such Crude Oil westbound from the Nederland Terminal (or other points) via the Supplemental Pipeline to the Supplemental Injection Point and then movement of such Crude Oil via the White Oil Connection to the Alternate Delivery Point at the Crude Storage Tanks located at the Refinery.
“White Oil Connection” means the segment of pipeline owned by the Company that runs between the Alternate Delivery Point at the Crude Storage Tanks and the Supplemental Injection Point.
“White Oil Pipeline” means the approximately 25-mile common carrier Crude Oil pipeline owned by SPLP and running between the main line of the Supplemental Pipeline and the White Oil Connection.

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1.2    Construction of Agreement.
(a)    Unless otherwise specified, reference to, and the definition of any document (including this Agreement) shall be deemed a reference to such document as may be, amended, supplemented, revised or modified from time to time.
(b)    Unless otherwise specified, all references to an “Article,” “Section,” or Schedule” are to an Article or Section hereof or a Schedule attached hereto.
(c)    All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.
(d)    Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.
(e)    Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.
(f)    Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.
(g)    A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.
(h)    Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.
(i)    Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.
(j)    Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to actual NSV, unless such volume has not been yet been determined, in which case, volume shall be an estimated net volume determined in accordance with the terms hereof.
(k)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
1.3    The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

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ARTICLE 2

CONDITIONS TO COMMENCEMENT
2.1    Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:
(a)    The Inventory Sales Agreement shall have been duly executed by ARKS and, pursuant thereto, ARKS shall have agreed to transfer to Aron on the Commencement Date, all right, title and interest in and to the Commencement Date Volumes, free and clear of all Liens;
(b)    ARKS and Aron shall have agreed to the form and substance of the Step-Out Inventory Sales Agreement;
(c)    [Reserved];
(d)    The Company shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to Aron and provided Aron satisfactory documentation that it or its Affiliate has secured, for the benefit of Aron, full, unencumbered storage and usage rights of the Crude Storage Tanks and the Product Storage Tanks;
(e)    The Required Storage and Transportation Arrangements shall have been duly executed by the Company (and its Affiliates, if appropriate) and all third parties thereto;
(f)    The Company shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to Aron;
(g)    [Reserved];
(h)    An Acknowledgment and Agreement, in form and substance reasonably acceptable to Aron, duly executed by the Agents under the Revolving Credit Agreement (the “Acknowledgement and Agreement”), confirming among other things their release of any liens on any Crude Oil or Products held in the Included Locations, together with any documentation requested by Aron evidencing the release of any such liens;
(i)    The Company and its Affiliates shall have entered into an amendment of the Revolving Credit Agreement as reflected in Schedule U.
(j)    The Company shall have delivered to Aron a certificate signed by James Ranspot, Chief Legal Counsel—Corporate certifying as to incumbency, board approval and resolutions, other matters;
(k)    The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due

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authorization and execution; enforceability; no conflicts; provided that, subject to Aron’s consent, certain of such opinions may be delivered by James Ranspot, Chief Legal Counsel—Corporate;
(l)    No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;
(m)    Neither the Refinery nor any of the Included Locations shall not have been affected adversely or threatened to be affected adversely by any loss or damage, whether or not covered by insurance, unless such loss or damages would not have a material adverse effect on the usual, regular and ordinary operations of the Refinery or the Storage Facilities;
(n)    The Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies required by Article 15 below;
(o)    The Company shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date;
(p)    All representations and warranties of the Company and its Affiliates contained in the Transaction Documents shall be true and correct on and as of the Commencement Date; and
(q)    The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein.
2.2    Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:
(a)    Aron shall have duly executed the Inventory Sales Agreement in form and substance satisfactory to the Company;
(b)    Aron shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to the Company;
(c)    Aron shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to the Company;
(d)    Aron shall have duly executed the Step-Out Inventory Sales Agreement in form and in substance satisfactory to the Company;
(e)    All representations and warranties of Aron contained in the Transaction Documents shall be true and correct on and as of the Commencement Date;

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(f)    Aron shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date; and
(g)    Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein; and
(h)    Aron shall have delivered satisfactory evidence of its federal form 637 license.
2.3    Status of Certain Conditions and Other Provisions. The Parties acknowledge that the Commencement Date occurred on March 1, 2011 (the “Commencement Date”) under the First Restated Agreement and that, on and as of such date, various conditions were satisfied and other provisions complied with as contemplated under the First Restated Agreement, including without limitation the conditions set forth in Sections 2.1 and 2.2 and the determinations, transfer and payments contemplated under Article 4. The retention of the foregoing provisions in this Agreement shall not be deemed to imply that any of such conditions or other provisions were not satisfied or complied with on and as of the Commencement Date, and any defined terms used in Sections 2.1 and 2.2 shall be defined solely for purposes of Sections 2.1 and 2.2 as such terms were defined as of the Commencement Date.
2.4    Additional Conditions relating to this Second Amended and Restated Supply and Offtake Agreement. In connection with the execution by the Parties of this Agreement,
(a)    the Company shall have entered into the Fee Letter.
(b)    Aron shall have entered in the Fee Letter.
2.5    Post-Commencement Date Undertakings.
(a)    From and after the Commencement Date, the Company may endeavor to negotiate and implement designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company may transfer and assign to Aron the Company’s (or its Affiliates’) right to use any Available Storage or Transportation Arrangement that has not previously been included as an Included Location or such other storage or transportation facility as may hereafter be identified by the Company; provided that (i) upon and concurrently with implementing any such assignment, designation or arrangement, any such Available Storage or Transportation Arrangement shall be added to the appropriate Schedule hereto as an additional Included Crude Pipeline or Included Product Pipeline and such assignment, designation or arrangement shall constitute a Required Storage and Transportation Arrangement hereunder; (ii) to the extent requested by Aron, the Company shall cause ARKS to enter into an amendment to the Inventory Sales Agreement to include any inventory transferred to Aron as a result of such assignment, designation or arrangement; and (iii) without limiting the generality of the foregoing, the addition of an Included Location shall be subject to satisfaction of Aron’s Policies and Procedures (as defined in Section 13.4(a) below), which shall be applied in a

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nondiscriminatory manner as provided in Section 13.4(b)(i) below. In addition, if the relevant storage or transportation facility fails to satisfy Aron’s Policies and Procedures as a result of Aron’s Policies and Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then, upon the Company’s request, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such storage or transportation facility complies with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such storage or transportation facility would comply with Aron’s Policies and Procedures and, based on such further information and/or the implementation of such additional actions or procedures, Aron will from time to time reconsider whether such storage or transportation facility satisfies clause (iii) above.
(b)    From and after the Commencement Date, the Company will cooperate with Aron to cause to be prepared, executed and filed, in such jurisdictions as Aron shall deem necessary or appropriate, UCC-1 financing statements reflecting Aron as owner of all Crude Oil in the Crude Storage Tanks and all Products in the Product Storage Tanks. The Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all such financing statements, amendments to financing statements, continuation financing statements, termination statements, relating to such Crude Oil and Products, and other documents and instruments, all in form satisfactory to Aron, as Aron may request, to confirm Aron’s ownership of such Crude Oil and Products and to otherwise and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, the Company ratifies and authorizes the filing by Aron of any financing statements filed prior to the Commencement Date.
ARTICLE 3

TERM OF AGREEMENT
3.1    Term. The First Restated Agreement became effective on the First Restated Agreement Effective Date with the Commencement Date occurring as provided above. This Agreement constitutes a continuation of the term of the First Restated Agreement under the amended and restated terms hereof and, subject to Section 3.2, shall continue for a period ending at 11:59:59 p.m., CPT on May 31, 2021 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).
3.2    Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2018, May 31, 2019 or May 31, 2020 and the Company may elect to terminate this Agreement early effective on May 31, 2020; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes ARKS to exercise its rights) to terminate the ARKS Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement, and (iii) if the ASI Supply and Offtake Agreement is still in effect, concurrently exercises its right (or in the case of the

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Company, causes ASI to exercise its rights) to terminate the ASI Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.”
3.3    Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 19.
3.4    Prior Determination of Adjustment Date Differential. The Parties acknowledge that, as of Adjustment Date, the Adjustment Date Differentials were determined pursuant to the Differential Determination Procedure and from and after the Adjustment Date, subject to further adjustment thereafter, have constituted the price differential applied to the pricing indices as provided on Schedule B (which corresponds to Schedule B-2 as in effect under the First Restated Agreement as amended prior to the date hereof).
ARTICLE 4

COMMENCEMENT DATE TRANSFER
4.1    Transfer and Payment on the Commencement Date. The Parties acknowledge that Aron’s obligations hereunder (other than its obligation under Section 2.3 above) shall commence on the Commencement Date only if the Commencement Date Volumes shall be sold and transferred to Aron by ARKS as provided under the Inventory Sales Agreement, against payment of the Estimated Commencement Date Value made as provided therein.
4.2    Post-Commencement Date Reconciliation and True-up. The Parties further acknowledge that the determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreement.
4.3    Default by ARKS. The Company acknowledges that a default at any time by ARKS under the Inventory Sales Agreement or the Step-Out Inventory Sales Agreement shall constitute an Event of Default hereunder with respect to the Company and that Aron’s rights hereunder as a result of such an Event of Default shall be in addition to, and not in limitation of, any rights Aron may have under the Inventory Sales Agreement or the Step-Out Inventory Sales Agreement.
ARTICLE 5

PURCHASE AND SALE OF CRUDE OIL
5.1    Sale of Crude Oil. On and after the Commencement Date through the end of the Term, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b)its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron will endeavor, in a commercially reasonable manner, to enter into Procurement Contracts which will accommodate, in the aggregate, monthly deliveries of Crude

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Oil that equal or exceed an average of seventy thousand (70,000) Barrels per day and the Company agrees to purchase and receive from Aron all such Crude Oil as provided herein. Aron shall, in accordance with the terms and conditions hereof, have the right to be the exclusive owner of Crude Oil in the Storage Tanks.
5.2    Monthly and Weekly Forecasts and Projections.
(a)    No later than the tenth (10th) Business Day prior to the Contract Cutoff Date of the Nomination Month, Aron shall provide the Company with a preliminary written forecast of Aron’s Target Month End Crude Volume and Target Month End Product Volume for the Delivery Month. During the first two months of deliveries of Crude Oil made pursuant to this Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume shall be the amounts set forth on Schedule D.
(b)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).
(c)    No later than 5:00 p.m., CPT each Monday, the Company shall provide Aron with a written summary of the Refinery’s projected Crude Oil runs for the upcoming Production Week (each, a “Weekly Projection”).
(d)    The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or Weekly Projection or if it is necessary to delay any previously scheduled pipeline nominations.
(e)    The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and the Weekly Projection and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (i) Aron shall be entitled to rely and act, and shall be fully protected in relying and acting, upon all such forecasts and projections, and (ii) Aron shall not have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.
5.3    Procurement of Crude Oil.
(a)    As of the Commencement Date, Aron may have entered into Procurement Contracts for the purchase of Crude Oil to be processed at the Refinery.
(b)    From time to time during the Term of this Agreement, the Company may propose that an additional Procurement Contract be entered into, including any such additional Procurement Contract as may be entered into in connection with the expiration

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of an outstanding Procurement Contract. If the Parties mutually agree to seek additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential additional Procurement Contract. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing of the terms of such offer, Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. If Aron indicates its desire to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed additional Procurement Contract or related Procurement Contract Assignment.
(c)    If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a contract to acquire such Crude Oil for the Company’s account.
(d)    Title for each quantity of Crude Oil delivered into a Crude Storage Tank shall pass to Aron, (i) if delivered under a Procurement Contract with a Third Party Supplier, from such Third Party Supplier as provided in the relevant Procurement Contract, (ii) if delivered under a Procurement Contract with the Company, at the upstream delivery point specified therein and (iii) if not delivered under a Procurement Contract (and whether such delivery is via an Included Crude Pipeline or another crude pipeline), from the Company as the Crude Oil passes the Crude Intake Point. The Parties acknowledge that the consideration due from Aron to the Company for any Crude Oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-up Amounts determined following delivery and in accordance with Schedule C.
(e)    [Reserved.]
(f)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall inform Aron whether the Company has purchased or intends to purchase any Crude Oil that is not being procured under a Procurement Contract for delivery during the related Delivery Month (“Other Barrels”), in which case the Company shall provide to Aron the quantity, grade and delivery terms

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of such Other Barrels expected to be delivered to the Crude Storage Tanks during such Delivery Month.
5.4    Nominations under Procurement Contracts and for Pipelines.
(a)    On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month previously provided in Section 5.2(a). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.
(b)    Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.
(c)    Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate capacity among its shippers.
(d)    The Parties agree that the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any

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additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.
(e)    Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s sole and absolute discretion.
(f)    In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil outside of the normal nomination procedures.
(g)    Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.
(h)    Prior to entering into any Ancillary Contract that is intended for the exclusive benefit of the Company in connection with this Agreement and does not by its terms expire or terminate on or before the Expiration Date, Aron will endeavor, in good faith and subject to any confidentiality restrictions, to afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms, and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 19.1(c) below.
5.5    Transportation, Storage and Delivery of Crude Oil.
(a)    Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store and withdraw Crude Oil in and from the Crude Storage Tanks and Included Third Party Storage Tanks as provided in the Storage Facilities Agreement.
(b)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and on the Included Crude Pipeline to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
(c)    Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Intake Point shall be on an “ex works” basis. Aron shall be responsible only for arranging transportation and delivery of Crude Oil into the Crude Storage Tanks and the Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take all actions necessary

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to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.
5.6    Title, Risk of Loss and Custody.
(a)    Title to and risk of loss of the Crude Oil shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point.
(b)    During the time any Crude Oil or Products is held in any Storage Facilities, the Company, in its capacity as operator of the Storage Facilities and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws, pertaining to the possession, handling, use and processing of such Crude Oil or Products and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 20.
(c)    At and after transfer of any Crude Oil at the Crude Delivery Point, the Company shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom.
(d)    Notwithstanding anything to the contrary herein, Aron and the Company agree that the Company shall have an insurable interest in Crude Oil that is subject to a Procurement Contract and that the Company may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company bears the loss of any Crude Oil, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance payment to Aron made to cover same shall be promptly paid over by Aron to the Company.
5.7    Contract Documentation, Confirmations and Conditions.
(a)    Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company’s identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company’s performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, (iv) any other condition set forth in Section 5.1 above and (v) no Event of Default having occurred and continuing with respect to the Company.

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(b)    In documenting each Procurement Contract, Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section 5.3. In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier.
(c)    The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide, to the extent legally and contractually permissible, to the Company, a copy of the Procurement Contract in question.
5.8    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL DELIVERED HEREUNDER, ARON MAKES NO WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, ARON MAKES NO WARRANTY OR REPRESENTATION THAT THE CRUDE OIL CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ARON’S CONTRACT WITH ANY THIRD PARTY SUPPLIER.
5.9    Quality Claims and Claims Handling.
(a)    The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with this Section 5.9.
(b)    The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject to Section 5.9(d), to either direct Aron to take commercially reasonable actions in the handling of such claims or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense; provided that Aron may require that the Company assume the handling of any such claim. To the extent that the Company believes that any claim should be made by

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Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(d), Aron will take any commercially reasonable actions as requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.
(c)    Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim and shall be entitled to assist in the prosecution of such claim at the Company’s expense.
(d)    Notwithstanding anything in Section 5.9(b) or Section 5.9(c) to the contrary, Aron may notify the Company that Aron is retaining control over or limiting its participation in the resolution of any claim referred to in Section 5.9(b) or Section 5.9(c) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject to Article 20 shall be handled and resolved in accordance with the provisions of Article 20.
(e)    If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.
5.10    Communications.
(a)    Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.
(b)    With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.
(c)    The Parties shall coordinate all nominations and deliveries according to the communications protocol on Schedule J hereto.

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5.11    Supplemental Material.
(a)    Supplemental Quantities. From time to time, unless otherwise directed by Aron and provided no Default or Event of Default has occurred and is continuing under this Agreement, the Company may withdraw quantities of Crude Oil from the Crude Storage Tanks through the Alternate Delivery Point for Eastbound Shipment or receive quantities of Crude Oil into the Crude Storage Tanks through the Alternate Delivery Point from Westbound Shipment. In each case, the quantity of Crude Oil withdrawn or received shall be deemed to equal the quantity reported by SPLP as having been injected or delivered at the Supplemental Injection Point based on readings of SPLP’s custody transfer meter (each such quantity, a “Supplemental Quantity”). Each Supplemental Quantity shall be the amount reported by SPLP, which amounts shall be reported as positive numbers and shall indicate for each Supplemental Quantity whether it is an Eastbound or Westbound Shipment.
(b)    Certain Adjustments.
(i)    For purposes of all monthly calculations under this Agreement, the Monthly Supplemental Quantity shall be deemed to be subject to a Procurement Contract; provided that, if such Monthly Supplemental Quantity is a positive amount, such Procurement Contract shall constitute a procurement of Crude Oil by Aron intended to be run at the Refinery which shall represent a positive volume for purposes of this Agreement and if such Monthly Supplemental Quantity is negative, such Procurement Contract shall constitute a procurement of Crude Oil by Aron under which the Company is selling Crude Oil to Aron that is intended to be run at the Krotz Refinery which shall represent a negative volume for purposes of this Agreement, and, in each case, shall have a per Barrel price equal to the Supplemental Price for that relevant month. The Parties acknowledge that, for purposes of calculating the Monthly Crude Oil True-up Amount in accordance with Schedule C, as a result of the foregoing, the Monthly Supplemental Quantity shall be added to Monthly Crude Receipts for the relevant month, so that if the Monthly Supplemental Quantity is a positive number (representing a procurement of Crude Oil intended to be run at the Refinery) it shall increase Monthly Crude Receipts and if the Monthly Supplemental Quantity is a negative number (representing a procurement of Crude Oil intended to be run at the Krotz Refinery) it shall decrease Monthly Crude Receipts.
(ii)    The Parties agree that the purchase price for the Net Crude Sales Volume for any month determined under Section 6.2 is a weighted average purchase price which Aron shall determine based on the net of the dollar amounts paid by Aron under Procurement Contracts during the relevant month and received by Aron under Procurement Contracts during the relevant month and the net quantity of Barrels received by Aron under Procurement Contracts delivered into the Included Locations during the relevant month and the Barrels delivered to Aron under Procurement Contracts from such Included Locations during the relevant month.

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(iii)    For each day,
(A)    the “Daily Supplemental Quantity” for such day shall be the portion of any Supplemental Quantity that, in accordance with Schedule G, is determined to be related to such day (adjusted based on the Gross/Net Factors as contemplated by Section 10.1(b)(iii)), which quantity shall be a negative number if resulting from an Eastbound Shipment and a positive number if resulting from a Westbound Shipment; and
(B)    the “Daily Supplemental Value” for such day (which may be a positive or negative amount) shall equal the Daily Supplemental Quantity for such day multiplied by the Daily Supplemental Price for such day, multiplied by negative one (-1).
(iv)    In connection with determining the Interim Payment for any day, Aron shall determine the Daily Supplemental Value for such day and the amount determined by Aron pursuant to Section 10.1 as the Interim Payment for such day shall be adjusted by adding thereto such Daily Supplemental Value and such amount, as so adjusted, shall be the Interim Payment for such day. The parties acknowledge that, as a result of the foregoing adjustment, whenever the Daily Supplemental Value is a negative number (which relates to a Westbound Shipment), such adjustment shall increase the Interim Payment due to Aron and whenever the Daily Supplemental Value is a positive number (which relates to an Eastbound Shipment), such adjustment shall decrease the Interim Payment due to Aron.
(c)    Measurements.
(i)    For purposes of determining the Daily Supplemental Quantity, the Company shall on a daily basis report to Aron the aggregate flow volume for such day at the Supplemental Injection Point as determined in accordance with Schedule G.
(ii)    For purposes of determining the Monthly Supplemental Quantity, Aron shall rely on the pipeline statements provided by SPLP with respect to the volumes on the Supplemental Pipeline.
(d)    Title. Aron shall retain title to all Crude Oil at all times while such quantities are held in the Supplemental Pipeline in connection with this Agreement or the ARKS Supply and Offtake Agreement (including without limitation any line fill transferred to Aron in connection therewith) while it is in the Supplemental Pipeline, except to the extent otherwise provided under an Supplemental Buy/Sell Transaction.
(e)    Excess Supplemental Shipments.
(i)    If, due to the application of the proration policy under the Supplemental Pipeline Tariff (a “Proration Event”), any portion of an Supplemental

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Quantity may not be transported by Aron under its status as designated shipper on the Supplemental Pipeline, then Aron and the Company shall, with respect to such portion of the Supplemental Quantity (the “Buy/Sell Quantity”), enter into a buy/sell transaction pursuant to Supplemental Buy/Sell Confirmation (an “Supplemental Buy/Sell Transaction”).
(ii)    It shall be a condition to Aron’s entering into any Supplemental Buy/Sell Transaction that, and Aron shall have no obligation to enter into any Supplemental Buy/Sell Transaction unless, the Company shall provide to Aron credit support in such amount and form as Aron shall require, in its discretion, with respect to the Company’s obligation to purchase the Supplemental Quantity subject to such Supplemental Buy/Sell Transaction, without regard to Aron’s obligation thereunder to repurchase such Supplemental Quantity from the Company; provided that in no event shall the value of the credit support required for any Supplemental Buy/Sell Transaction exceed 115% of the Company’s aggregate purchase obligation thereunder (without regard to Aron’s obligation to repurchase such Supplemental Quantity from the Company).
(iii)    The purchase and sale price under any Supplemental Buy/Sell Transaction shall be the Supplemental Price for the month in the Supplemental Quantity subject to such Supplemental Buy/Sell Transaction is injected into the Supplemental Pipeline.
(iv)    The quantity subject to any Supplemental Buy/Sell Transaction, which shall be advised by the Company to Aron, shall in no event exceed the excess quantity that the Company is permitted to transport on the Supplemental Pipeline upon the occurrence of a Proration Event and in accordance with the Company’s agreement with SPMT relating to shipment of additional volumes in connection with such Proration Event.
(v)    Unless otherwise agreed by the parties, the terms of each Supplemental Buy/Sell Transaction shall be as specified in the Supplemental Buy/Sell Confirmation.
(f)    The Company agrees that whether any Procurement Contract constitutes a Procurement Contract under this Agreement or the ARKS Supply and Offtake Agreement will, unless otherwise deemed appropriate based on Aron’s reasonable judgment, be determined by Aron based on the whether the Crude Oil subject thereto is first delivered to an Included Location under this Agreement or to the Crude Storage Tanks (as defined in the ARKS Supply and Offtake Agreement) or an Included Supplemental Facility (as defined in the ARKS Supply and Offtake Agreement) under the ARKS Supply and Offtake Agreement.

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ARTICLE 6

PURCHASE PRICE FOR CRUDE OIL
6.1    Daily Volumes. Each Business Day the Company shall provide to Aron, by no later than 1:00 pm CPT meter tickets and/or meter readings, and tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for all Delivery Dates since the prior Business Day.
6.2    Purchase Price. As the purchase price for the Net Crude Sales Volume for any month, the Company shall owe to Aron when due the Monthly Crude Payment determined with respect to that Net Crude Sales Volume, subject to application of the relevant prices as provided on Schedule B hereto and calculation of the Monthly Crude Oil True-up Amount as provided for on Schedule C hereto, and payable as provided in Section 10.2.
6.3    Monthly Crude Payment. For any month, the “Monthly Crude Payment” shall equal, with respect to the Net Crude Sales Volume for such month, the sum of (A) the product of (1) the Monthly Crude Price for that month and (2) the Net Crude Sales Volume for such month (the amount determined in this clause (A) may be a positive or negative number), (B) the Crude Purchase Fee for that month and (C) the Ancillary Costs for that month. If the Monthly Crude Payment is a negative number, then the absolute value thereof shall represent an amount owed from Aron to the Company and payable as provided in Section 10.2.
6.4    Crude Purchase Fee. As used herein:
(a)    For any month, the “Crude Purchase Fee” shall equal the sum of (A) the product of (1) Level One Fee per Barrel and (2) the Reduced Fee Barrels for such month, plus (B) the product of (1) Level Two Fee per Barrel and (2) the greater of (x) zero and (y) the Actual Monthly Crude Run for such month minus the Reduced Fee Barrels for such month, minus (C) if a Monthly Procurement Shortfall exists for such month, the product of the Shortfall Procurement Barrels for such month and Adjustment Fee per Barrel, plus (D) the Counterparty Crude Sales Fee.
(b)    “Reduced Fee Barrels” means, for any month, whichever of the following is the smallest quantity: (i) the Actual Monthly Crude Run for such month, (ii) the Designated Company-Sourced Barrels for such Month and (iii) seventeen thousand (17,000) Barrels; provided that in no event shall the foregoing be less than zero.
(c)    “Actual Monthly Crude Run” means, for any month, the Net Crude Sales Volume for such month plus the aggregate quantity of those Other Barrels that are actually delivered and received at the Crude Storage Tanks during such month.
(d)    A “Monthly Procurement Shortfall” shall exist, for any month, if the Procurement Contracts providing for delivery during such month do not, in the aggregate, result in deliveries that equal or exceed an average of seventy thousand (70,000) Barrels per day.

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(e)    If a Monthly Procurement Shortfall exists for any month, then the “Shortfall Procurement Barrels” for such month shall equal the lesser of (i) seventy thousand (70,000) Barrels minus the average daily quantity of Barrels that are contemplated to be delivered under Procurement Contracts during such month multiplied by the number of days in such month and (ii) the average daily quantity of Barrels that were delivered under the Rejected Procurement Contracts for such month multiplied by the number of days in such month, minus the Other Rejected Barrels for such month.
(f)    “Rejected Procurement Contract” means, for any month, a contract that was first proposed as a Procurement Contract by the Company pursuant to Section 5.3(b) that contemplated deliveries during such month and was proposed to Aron no later than the last Business Day prior to the scheduling day for such month which Aron rejected and was entered into by the Company; provided that such contract shall only constitute a Rejected Procurement Contract if the economic and other material terms thereof are no more favorable to the Company than the economic and other materials terms thereof in the proposed Procurement Contract offered to Aron and if Aron had a period of at least two weeks following the initial date on which such contract was proposed in which to determine whether or not to enter into or reject such contract.
(g)    Those Designated Company-Sourced Barrels for any month that are not delivered under Rejected Procurement Contracts constitute the “Primary Company Barrels” for such month. If the Reduced Fee Barrels for such month exceed the Primary Company Barrels for such month, then such excess shall be the “Other Rejected Barrels” for such month.
(h)    For any month, the “Counterparty Crude Sales Fee” shall equal the product of (A) “Monthly Crude Procurement Sale Volume” (as defined in Schedule C) and (B) the counterparty level fee as determined on a monthly basis by Aron for each respective party.
(i)    The Crude Purchase Fee calculated under this Section 6.4 shall be incorporated under Schedule C as an amount due to Aron and to the extent necessary, Aron may convert such amount to a negative number for purposes of achieving that result in making its calculations under Schedule C.
6.5    Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of the Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the grades that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other that is sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.
6.6    Upon Aron’s request, the Company will provide documentation evidencing all purchases of Designated Company-Sourced Barrels for any month.

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ARTICLE 7

TARGET INVENTORY LEVELS AND WORKING CAPITAL ADJUSTMENT
7.1    Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels in Schedule D for each Pricing Group.
7.2    Target Month End Crude Volume.
(a)    By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).
(b)    For each month of the Term, the “Target Month End Crude Volume” shall equal (i) the Target Month End Crude Volume for the immediately preceding month, subject to any adjustment thereto made pursuant to Section 7.1, plus (ii) the aggregate volume of Crude Oil that Aron has nominated under the Procurement Contracts for delivery during that month pursuant to Section 5.4(b), plus (iii) the aggregate volume of the expected Other Barrels, minus (iv) the Projected Monthly Run Volume for that month (except that the Target Month End Crude Volume as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(c)    In establishing a Target Month End Crude Volume, Aron acknowledges that its ability to increase any such Target Month End Crude Volume is constrained to the extent that the Crude Oil available for delivery under the Procurement Contracts plus Other Barrels available for delivery during such month are not greater than the Company’s Crude Oil requirements for the Refinery for the month related to such Target Month End Crude Volume.
(d)    After Aron has established a Target Month End Crude Volume for any month, it may change such Target Month End Crude Volume as follows:
(i)    If the Actual Month End Crude Volume is above the Target Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Projected Net Crude Consumption is greater than the Actual Net Crude Consumption, then Aron may increase the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Actual Month End Crude Volume minus the sum of the Target Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Projected Net Crude Consumption minus the Actual Net Crude Consumption. If the Target Month End Crude Volume is above the Actual Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Actual Net Crude Consumption is greater than the Projected Net Crude Consumption, then Aron may reduce the Target Month End Crude Volume for such Delivery Month by the lesser

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of (i) the Target Month End Crude Volume minus the sum of the Actual Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Actual Net Crude Consumption minus the Projected Net Crude Consumption. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron.
(ii)    In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.
In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).
(e)    If, with respect to any delivery month, the operator of any Included Crude Pipeline notifies Aron that its required Crude Oil Linefill for such month is greater than or less than the amount specified for such Included Crude Pipeline on Schedule D hereto, then the minimum and maximum Crude Oil inventory levels specified on Schedule D hereto shall, in such month (and for any subsequent months for which such increase or decrease remains in effect), be increased or decreased by an amount equal to such increase or decrease in such required Crude Oil Linefill.
7.3    Target Month End Product Volume.
(a)    By the thirteenth (13th) of each month the Company shall provide to Aron its standard run-out report (the “Run-out Report”) showing the estimated quantities of each Product that it expects to produce and deliver to Aron during the following month and the quantities of each Product it expects to sell under the Marketing and Sales Agreement during such following month (for each Product, the “Projected Monthly Production Volume”), which may, from time to time, be adjusted by the Company.
(b)    For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted to be in excess of the Baseline Volume for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(c)    Provided that the Company has complied with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.

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(d)    At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.
(e)    After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range for the volume in excess of the Baseline Volume or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range for the volume in excess of the Baseline Volume, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.
(f)    The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.
In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.
7.4    Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall determine the Monthly Working Capital Adjustment.
7.5    Monthly Product Sale Adjustments. For each month (or portion thereof) during the term of the Marketing and Sales Agreement and for each Product Group, Aron shall determine whether an amount is due by one Party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:
(a)    For each Product Group and relevant period, Aron shall determine (i) the aggregate quantity of Barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of Barrels of such Product Group sold under Excluded Transactions executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);
(b)    If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;
(c)    If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for

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the relevant period pursuant to Section 10.2 and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-up Amount due for such period which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and
(d)    As used herein:
(i)    “Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product Purchase Agreement in connection with which such Excluded Transaction was executed;
(ii)    “Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of Barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, multiplied by (B) the Long Product FIFO Price for that Product Group and period.
7.6    Monthly Cover Costs. If, for any month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring and transporting Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-up Amount due for such period hereunder.
7.7    Costs Related to Shortfall. To the extent that Aron is required to cover any shortfall in any Product delivery, whether under a Product Purchase Agreement or Company Purchase Agreement or otherwise, by any inventory it owns and acquires separately from the inventory owned and maintained in connection with this Agreement, any cost or loss incurred by Aron in connection

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therewith that is not otherwise included as a Monthly Cover Cost shall constitute an Ancillary Cost that is to be reimbursed to Aron.
7.8    Monthly Excluded Transaction Fee. For any Barrel of gasoline or diesel delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment (as set forth on Schedule K to this Agreement). For each month, Aron shall determine the net quantities of gasoline and jet fuel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.8 as a result of such deliveries (the “Monthly Excluded Transaction Fee”).
ARTICLE 8

PURCHASE AND DELIVERY OF PRODUCTS
8.1    Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the entire Products output of the Refinery from and including the Commencement Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement.
8.2    Delivery and Storage of Products.
(a)    Unless otherwise agreed by Aron, all Products shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on an FOB basis.
(b)    Aron shall have exclusive right to store Products in the Product Storage Tanks and Included Third Party Storage Tanks as provided in the Storage Facilities Agreement.
8.3    Expected Yield and Estimated Output.
(a)    On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each, a “Revised Estimated Yield” and, together with the Initial Estimated Yield, an “Estimated Yield”).
(b)    On the Commencement Date and thereafter as set forth on Schedule J to this Agreement, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron an estimate of the Product quantities it expects to deliver to Aron during such month (each, a “Monthly Product Estimate”).

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8.4    Delivered Quantities. For each Delivery Date, the Company shall provide to Aron, by no later than 1:00 p.m., CPT on the next Business Day (except (i) in the case of Friday and Saturday, then by the following Monday and (ii) in the case of Sunday and Monday, then by the following Tuesday), meter tickets and/or meter readings and tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.
8.5    Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point. Aron shall retain title through the Included Product Pipelines and in the Included Third Party Storage Tanks. Title and risk of loss to Products shall pass from Aron to the Company as Products pass at the Products Offtake Point.
8.6    Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A or to such other specifications as are from time to time agreed upon by the Parties.
8.7    Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product (the “Product Cost”), subject to application of the relevant prices as provided on Schedule B and calculation of the Monthly Product True-up Amount as provided for on Schedule C.
8.8    [Reserved.]
8.9    Transportation, Storage and Delivery of Products.
(a)    Aron shall have the exclusive right to inject, store and withdraw Products in the Products Storage Tanks as provided in the Storage Facilities Agreement.
(b)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Product Pipelines and the Included Third Party Storage Tanks to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
8.10    Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.
8.11    Certain Regulatory Matters. If Aron shall determine, in its sole judgment, that as a result of any law or regulation or interpretation thereof (or compliance by it with any request, guideline or directive) it is not permitted to hold or own asphalt or it would, were it to continue to

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hold or own asphalt, be or likely to be subject to additional or increased burdens or costs, then it shall notify the Company in writing of such determination and specify in such notice a date (the “Asphalt Transfer Date”) upon which the Company shall purchase from Aron all asphalt then held by Aron in any of the Product Storage Facilities at a per Barrel purchase price equal to the applicable price listed on Schedule B hereto; provided that if the basis for giving such notice is that Aron is or likely may be subject to additional or increased burdens or costs, then such Asphalt Transfer Date shall occur no earlier than 6 months after the date such notice is given and to the extent that Aron incurs any such additional or increased burdens or costs after such notice and prior to such Asphalt Transfer Date, such additional or increased burdens or costs shall constitute Ancillary Costs hereunder; provided, however, that the Company may give notice to Aron of the acceleration of the Asphalt Transfer Date to an earlier date, with such earlier date occurring no less than three (3) months following the date of the Company’s notice of acceleration. Aron shall estimate the volume of such asphalt and aggregate purchase price therefor and such aggregate estimated purchase price shall be payable to Aron as part of the Interim Payment due on such date. Thereafter, Aron shall promptly determine the volume of such asphalt and the aggregate definitive purchase price therefor (which to the extent applicable will reflect the application of the monthly true up calculations pursuant to Schedule C hereto) and to the extent such aggregate definitive purchase price differs from such aggregate estimated purchase price, the difference shall be included as an adjustment to the first Interim Payment due following the determination of such aggregate definitive purchase price. In addition, from and after the Asphalt Transfer Date, asphalt shall no longer constitute a Product for purposes of this Agreement or any of the other documents related hereto and, to the extent reasonably requested by Aron, the parties shall make such further amendments to this Agreement and such other documents are may be necessary to reflect the removal of asphalt from the definition of Products.
ARTICLE 9

ANCILLARY COSTS; MONTH END INVENTORY; CERTAIN DISPOSITIONS; TANK MAINTENANCE
9.1    Ancillary Costs.
(a)    From time to time, Aron shall estimate Ancillary Costs it expects to incur with respect to each day occurring during any month. As provided in Section 10.1, Aron shall include such daily estimate of Ancillary Costs in the determination of the Interim Payments due with respect to each day in such month.
(b)    Without limiting the foregoing, the Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron. Such reimbursement shall occur from time to time upon demand of Aron to the Company. When making such demand, Aron shall promptly provide the Company with copies of any relevant invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any Ancillary Costs shall be reflected in the Monthly True-up Amount as provided in Section 10.2 below.

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9.2    Month End Inventory.
(a)    As of 11:59:59 p.m., CPT, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities and the Product Storage Facilities, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks and Included Third Party Storage Tanks at that time, plus the Crude Oil Linefill at that time minus the Baseline Volume for Crude Oil (the “Actual Month End Crude Volume”), which may be positive, negative or zero and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks and the Included Product Tanks at that time, plus the Product Linefill for such Product at that time minus the Baseline Volume for such Product (each, an “Actual Month End Product Volume”), which may be positive, negative or zero. The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., CPT on the tenth day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.
(b)    Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly, then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.
9.3    Calculation of Sales.
(a)    For any month, the “Net Crude Sales Volume” shall equal (A) the sum of (1) the Actual Month End Crude Volume for the prior month plus (2) the Monthly Crude Receipts for such month, minus (B) the Actual Month End Crude Volume for such month.
(b)    For any month, and for each Pricing Group (as defined on Schedule P), the “Net Product Sales Volume” shall equal (A) the sum of (1) the Actual Month End Product Volume for such month plus (2) the Monthly Product Sales for such month, minus (B) the Actual Month End Product Volume for the prior month.
9.4    Disposition Following Force Majeure.
(a)    Notwithstanding anything to the contrary, if Aron decides or is required, due to an event of Force Majeure affecting either Party or otherwise, to sell to any unrelated third parties, in arm’s length transactions, any quantities of Crude Oil that, based on the then current Monthly Crude Forecast or Weekly Projection, Aron would reasonably have expected to have sold to the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a “Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed

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Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast or Weekly Projection for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.
(b)    In connection with its selling any Disposed Quantity, Aron shall promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.
9.5    Tank Maintenance.
(a)    Promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any tank maintenance contemplated with respect to such year that would result in any Crude Storage Tank, Product Storage Tank or Duncan Storage Tank being unavailable for use by Aron. The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime or maintenance of any Crude Storage Tank, Product Storage Tank or Duncan Storage Tank and its expected duration.
(b)    The Company shall give Aron at least two (2) months’ prior written notice of any maintenance that the Company intends to conduct on any of the Crude Storage Tanks, Product Storage Tanks or Duncan Tanks that would result in such storage tank being taken out of service (“Tank Maintenance”). The Parties agree to cooperate with each other in establishing the start date for any such maintenance so as to not unnecessarily interfere with any of Aron’s purchase or sale commitments or to otherwise accommodate, to the extent reasonably practicable, other commercial or market considerations that Aron deems relevant.
(c)    In connection with any Tank Maintenance, the Parties shall promptly consult and endeavor to agree on adjusted inventory minimum and maximum levels and other appropriate adjustments hereunder that are to apply during the period of such Tank Maintenance.
(d)    The Company agrees that it will use its best efforts, consistent with good industry standards and practices, to complete (and to cause any third parties to complete) any Tank Maintenance as promptly as practicable. The Company shall provide Aron with an initial estimate of the period of any Tank Maintenance and shall regularly update Aron as to the progress of such Tank Maintenance. If, the Company determines that the expected completion date for Tank Maintenance has or is likely to change by thirty (30) days or more, it shall promptly notify Aron of such determination.

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(e)    If as a result of Tank Maintenance and/or any unscheduled events resulting in the loss of tank availability, an aggregate volume of more than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations has ceased to be available for any period of at least ninety (90) consecutive days, then (i) the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with such change in the Operational Volume Range and (ii) the Level Two Fee shall automatically be changed to equal the Second Level Two Fee set forth in the Fee Letter. Upon restoration of tanks to service such that less than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations are unavailable, the reimbursement obligation set forth in (i) above shall cease and the fee shall automatically revert from the Second Level Two Fee to the Level Two Fee, as each is set forth in the Fee Letter; provided that the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with the restoration of such tank capacity.
ARTICLE 10

PAYMENT PROVISIONS
10.1    Interim Payments.
(a)    For each day, Aron will calculate a provisional payment (each an “Interim Payment”) by applying the applicable Daily Prices to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales for that day, plus an estimate of Ancillary Costs for such day to the extent not directly invoiced to the Company, in the manner illustrated on Schedule G and subject to the following terms and conditions:
(i)    in determining the Estimated Daily Net Crude Sales or Estimated Daily Net Product Sales for any calendar day, Aron shall use the inventory data reported by the Company on the immediately preceding day if such data are available;
(ii)    if such prior day’s inventory data are not available, but inventory data have been reported by the Company on any day within two (2) Business Days preceding such calendar day, then Aron shall use the most recently available reported inventory data from such two (2) Business Day period; and
(iii)    if inventory data have not been reported on any day within such two (2) Business Day period, Aron will use the inventory data for the day occurring during the thirty (30) day period preceding such calendar day that results in the largest Estimated Daily Net Crude Sales or the smallest Estimated Daily Net Product Sales (as the case may be);
provided that, if Aron determines an Interim Payment using any inventory data covered by clause (ii) or (iii) above or determines that any inventory data it has used in such determination was

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inaccurate, then Aron may, at its option, adjust future Interim Payments (no more often than once per calendar week) to take account of any corrected inventory data or any inventory data that, if available, would have complied with clause (i) above.
(b)    With respect to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales,
(i)    The inventory data to be used in determining each shall include the Best Available Inventory Data.
(ii)    The Company shall, at the end of each day, provide to Aron inventory reports in the form set forth on Schedule H, showing the quantity of Crude Oil held in Crude Storage Tanks and the quantities of Products held in Product Storage Tanks; and
(iii)    Aron shall throughout any month, apply the Gross/Net Factors from the most recent prior month that are available as of the first “Flow Date” of such month (as listed on Schedule G).
(c)    For the purposes hereof,
(i)    “Estimated Daily Net Crude Sales” for any day shall be the estimate for that day of the Crude Oil volume that equals (x) the aggregate volume of Crude Oil held in the Crude Storage Tanks at the beginning of such day, plus (y) the Daily Crude Storage Receipts for such day, minus (z) the aggregate volume of Crude Oil held in the Crude Storage Tanks at the end of such day;
(ii)    “Estimated Daily Net Product Sales” for any day and Product shall be the estimate for that day of the Product volume that equals (x) the aggregate volume of such Product held in the Product Storage Tanks at the end of such day, plus the aggregate volume of such Product held in the Included Third Party Storage Tanks at the end of such day, plus the Product Linefill at the end of such day, plus (y) the Daily Product Sales of such Product for such day, minus (z) the aggregate volume of such Product held in the Product Storage Tanks at the beginning of such day, plus the aggregate volume of such Product held in the Included Third Party Storage Tanks at the beginning of such day, plus the Product Linefill at the beginning of such day; and
(iii)    “Gross/Net Factors” mean for any month the calculations used to adjust volumes for temperature and BS&W.
(d)    For each day, Aron shall determine the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales, in a commercially reasonable manner based on the inventory data and otherwise in the manner contemplated by this Section 10.1 and Schedule G, and to the extent it deems appropriate taking into account such other data as may be relevant to the determination of such estimates.

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(e)    [Reserved.]
(f)    The Company shall be obligated to pay Interim Payments to Aron as follows: if Aron advises the Company of an Interim Payment on any Business Day, then payment shall be due from the Company on the following Business Day.
(g)    For any Business Day, the Interim Payment to be determined and advised by Aron shall be the Interim Payment for that day, provided that if such Business Day is followed by one or more non-Business Days (whether weekends or Bank Holidays), then Aron shall determine and advise to the Company the Interim Payment for that Business Day as well as the Interim Payment each of such following non-Business Days and all such Interim Payments shall be due on the same day in accordance with Section 10.1(e) above.
(h)    Notwithstanding anything herein to the contrary, with respect to Interim Payments for March 2011, the Parties agree as follows:
(i)    Aron shall calculate Interim Payments for such month assuming an equal and ratable number of Barrels of Crude Oil delivered on each day during such month, based on an aggregate number of Barrels of Crude Oil delivered in such month equal to (A) (i) the number of Barrels contracted for delivery under Procurement Contracts for such month minus (ii) the difference between the sum of the March month-end inventory targets (for all Crude Oil and Products combined) and the sum of the initial month-end inventory targets as of the Commencement Date as set forth on Schedule I (for all Crude Oil and Products combined) divided by (B) the number of days in the month of March. Daily Product Sales will be deemed to be zero throughout March 2011. Estimated Ancillary Costs shall be incorporated into such calculation of such Interim Payments in the same manner as contemplated under Section 10.1(a) above;
(ii)    For each day in March 2011, the Daily Price for Crude Oil will be equal to the closing price on the most recent prior trading day for the prompt NYMEX WTI futures contract, adjusted for the weighted average differentials under the Procurement Contracts;
(iii)    the first ten million dollars ($10,000,000) in the aggregate of Interim Payments shall be deferred so that such payments shall not be required to be paid under Section 10.1, and such aggregate ten million dollars ($10,000,000) shall be excluded from the Monthly True-up Amount calculation under Section 10.2 (such aggregate ten million dollars ($10,000,000) shall be referred to as the “Deferred Interim Payment Amount”); and
(iv)    the Deferred Interim Payment Amount shall not be due from the Company to Aron until the Termination Date hereunder, as which time such amount shall be due and payable in full (unless payment of such amount is accelerated under Article 18).

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10.2    Monthly True-up Amount.
(a)    Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any month, a calculation and appropriate documentation to support such calculation for such month for a monthly true-up payment (the “Monthly True-up Amount”). The Monthly True-up Amount for any month shall be equal to:
(i)    the Monthly Crude Oil True-up Amount (as defined in Schedule C); plus
(ii)    the Aggregate Monthly Product True-up Amount (as defined in Schedule C), minus
(iii)    the Ancillary Costs for such month, plus
(iv)    the Monthly Excluded Transaction Fee, plus
(v)    the Monthly Product Sale Adjustment, minus
(vi)    the Monthly Cover Costs, plus
(vii)    the Monthly Working Capital Adjustment, plus
(viii)    any other amount then due from Aron to the Company under this Agreement or any other Transaction Document, minus
(ix)    any other amount then due from the Company to Aron under this Agreement or any other Transaction Document.
If the Monthly True-up Amount is a positive number, such amount shall be due from Aron to the Company, and if the Monthly True-up Amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Aron shall pay any Monthly True-up Amount due to the Company within two (2) Business Days after making its definitive determination of such amount.
(b)    For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth in Schedule C shall apply and for purposes of determining the amount due under clause (v) of Section 10.2(a), the definitions and formula set forth in Schedule L shall apply.
(c)    For purposes of determining the Monthly Crude Oil True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:

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(i)    the “Short Crude FIFO Position” as of the end of the prior month (i.e., February 2011) shall equal the lesser of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date;
(ii)    the “Long Crude FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date; and
(iii)    the “FIFO Sale Price from Prior Month” shall equal the “Step-in Price” for Crude Oil as determined pursuant to Schedule B.
(d)    For the purposes of determining each Monthly Product True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:
(i)    the “Short Product FIFO Position” as of the end of the prior month (i.e., February 2011) for a particular Product Group shall equal the lesser of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group;
(ii)    the “Long Product FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group; and
(iii)    the “Product FIFO Purchase Price from Prior Month” shall equal the “Step-in Price” for such Product Group as determined pursuant to Schedule B.
(e)    If Aron determines that there has been a significant level of sales or of exchange volumes such that calculations of the Base Price and Procurement Price (as defined on Schedule B) produce a skewed price, Aron shall notify the Company thereof. If Aron and the Company are unable to agree on a Base Price by the last business day of an applicable calendar month, the Base Price and Procurement Price for such month will be equal to the Alternate Price (as defined below).
(i)    The “Alternate Price” for each calendar month equals:
a + b + c
Where:

a: The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet

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Crude Oil Futures Contract, as determined on each trading day during the Delivery Month.
b: The arithmetic average of the daily pipeline quotations as published by "Argus Americas Crude", in the section "US Gulf Coast" for "WTI Midland" under the column "Wtd Avg" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.

LESS

The arithmetic average of the daily quotation as published by "Argus Americas Crude", in the section "Americas, US Gulf coast and midcontinent pipeline" in the subsection "WTI Formula Basis", for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
c: The arithmetic average of the daily quotations as published by "Argus Americas Crude", in the section "WTI Markers'' for "Diff CMA Nym" under the column "Wtd Avg" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
10.3    Annual and Other Fees. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron, as and when due, all fees provided for in the Fee Letter; provided that with respect to the Annual Fee referred to therein, such Annual Fee for each twelve (12) month period during the Term is to be paid in arrears, in equal quarterly installments, on June 1, September 1, December 1 and March 1 of each year, and the Termination Date. The Annual Fee shall be prorated for any periods of less than a full three months.
10.4    Invoices.
(a)    Invoices shall be prepared and submitted in accordance to Schedule G.
(b)    If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Interim Payments, Monthly True-up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which

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it disagrees and why; provided that, to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 24, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days.
10.5    Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the Parties shall agree in connection with such procurement upon terms for incorporating the purchase of such feedstocks into the daily and monthly settlements contemplated by Sections 10.1 and 10.2 above.
10.6    Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by Aron.
10.7    Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by wire transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.
ARTICLE 11

INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT
11.1    Aron shall be entitled to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.
11.2    In addition to its rights under Section 11.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company, at Aron’s own cost and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not materially interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery.
11.3    In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron such as “strapping,” the Parties shall select a mutually agreeable certified and

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licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.
11.4    Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty one (231) cubic inches and forty two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).
ARTICLE 12

FINANCIAL INFORMATION; CREDIT SUPPORT; AND ADEQUATE ASSURANCES
12.1    Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, (a) a copy of the annual report, containing audited consolidated financial statements of Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal year certified by independent certified public accountants and (b) the balance sheet, statement of income and statement of cash flow of the Company for such fiscal year, as reviewed by the Company’s independent certified public accountants, and (ii) within forty five (45) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal quarter; provided that so long as Alon USA Energy, Inc. is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company will not be required to provide such annual or quarterly financial reports of Alon USA Energy, Inc. to Aron.
12.2    Additional Information.
(a)    Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports in the form of Schedule S; and
(b)    From time to time, upon reasonable request by Aron, the Company shall obtain and provide to Aron an estoppel certificate from the Landlord (as defined in the Master Lease) confirming that there are no defaults thereunder and that the Master Lease continues to be in full force and effect.
12.3    Notification of Certain Events. The Company shall notify Aron within one (1) Business Day after learning of any of the following events:
(a)    The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets; or

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(b)    The Company’s or any of its Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate).
(c)    An early termination of or any notice of “event of default” under any Base Agreement.
12.4    Credit Support. As security for the prompt and complete payment of all amounts due or that may become due from the Company to Aron and the performance by the Company of all covenants and obligations to be performed by it pursuant to this Agreement, all outstanding transactions hereunder and any other documents, instruments or agreements executed in connection therewith (collectively, the “Obligations”), the Company hereby pledges, assigns, conveys and transfers to Aron as margin, and hereby grants to Aron a present and continuing security interest in and to, and a general first lien upon and right of set off against, U.S. dollars in an amount equal to five percent (5%) of the Definitive Commencement Date Value (the “Initial Margin Amount”) and all interest, and other proceeds from time to time received, receivable or otherwise distributed in respect thereof, or in exchange therefor; provided that until the Definitive Commencement Date Value is determined pursuant to the Inventory Sales Agreement, the Company shall provide as margin hereunder an amount equal to five percent (5%) of the Estimated Commencement Date Value and such amount shall constitute the Initial Margin Amount prior to such determination. As of the Commencement Date, the Company shall transfer to Aron the Initial Margin Amount. Within two (2) Business Days after the determination of the Definitive Commencement Date Value, either the Company shall transfer such additional U.S. dollars to Aron, or Aron shall release to the Company such U.S. dollars from the amount previously provided, so that the aggregate amount of margin then held by Aron under this Section 12.4 equals the Initial Margin Amount as then in effect. The Company agrees that for the duration of the Term, it shall maintain such Initial Margin Amount and take such action as Aron reasonably requests in order to perfect Aron’s continuing security interest in, and lien on (and right of setoff against), such amount. Notwithstanding the provisions of Applicable Law, if no Event of Default has occurred and is continuing with respect to Aron, then Aron shall have the right to sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise use in its business all or any portion of the Initial Margin Amount that it holds hereunder, free from any claim or right of any nature whatsoever of the Company, including any equity or right of redemption by the Company. Nothing in this Section 12.4 shall limit any rights of Aron under any other provision of this Agreement, including without limitation, under Section 12.5 or Article 18 below.
12.5    Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such adequate

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assurance is not received within ten (10) Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (j) of Section 18.1.
ARTICLE 13

REFINERY TURNAROUND, MAINTENANCE AND CLOSURE
13.1    The Company shall promptly notify Aron in writing of the date for which any inspection, maintenance, restart or turnaround at the Refinery has been scheduled, or any revision to previously scheduled inspection, maintenance, restart or turnaround, which may affect receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to the Company or any third parties; provided that, (i) promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any such inspection, maintenance, restart or turnaround contemplated with respect to such year and (ii) the Company shall give Aron at least two (2) months’ prior written notice of any such scheduled inspection, maintenance, restart or turnaround.
13.2    The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime, inspection, maintenance or turnaround and its expected duration.
13.3    In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.
13.4    (a) Subject to Section 13.4(b) below, if at any time Aron determines that all or any portion of the facilities constituting an Included Location (in each case, “Identified Facilities”) fail to satisfy Aron’s then applicable policies and procedures relating to the prudent maintenance and operation of storage tanks and pipeline facilities (“Aron’s Policies and Procedures”), and without limiting any other rights and remedies available to Aron hereunder or under any other Transaction Document, Aron may provide the Company notice of such failure so long as such failure is continuing and, if Aron provides such notice, the following provisions shall be applicable: (i) in the case of any Identified Facilities that are subject to the Storage Facility Agreement, upon such date as Aron shall specify, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof; and (ii) in the case of any Identified Facilities that are subject to a Required Storage and Transportation Arrangement, the Parties shall endeavor as promptly as reasonably practicable to execute such rights, provide such notices, negotiate such reassignments or terminations and/or take such further actions as Aron deems necessary or appropriate to terminate Aron’s status as the party entitled to use and/or hold Crude Oil or Products at such Identified Facilities and, concurrently with effecting the termination of such status, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof.

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(b) Aron’s rights under Section 13.4(a) above are subject to the following additional terms and conditions:
(i) Aron shall apply Aron’s Policies and Procedures with respect to the Included Locations in a non-discriminatory manner as compared with other similar storage tanks and pipeline facilities utilized by Aron in a similar manner;
(ii) If the failure of any Identified Facilities to satisfy Aron’s Policies and Procedures is a result of Aron’s Policies and Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then (1) Aron shall not require the removal of such Identified Facilities as Included Locations until the 120th day after giving the Company notice of such failure, (2) during such 120 day period, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such Identified Facilities comply with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such Identified Facilities would comply with Aron’s Policies and Procedures, and (3) if it is determined that such Identified Facilities do comply with Aron’s Policies and Procedures or, as a result of such additional actions or procedures, such Identified Facilities become so compliant within such 120 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company;
(iii) If within the 120 day period referred to in clause (ii)(2) above, the Company has identified and diligently commenced the implementation of additional actions or procedures that are intended to result in such Identified Facilities becoming compliant with Aron’s Policies and Procedures, but such implementation cannot through commercially reasonable efforts be completed within such 120 day period, then so long as the Company continues to diligently and in a commercially reasonable manner pursue the implementation of such additional actions and procedures, Aron will extend such 120 day period up for up to an additional 60 days to allow for such implementation to be completed and if such implementation is completed within such additional 60 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company; and
(iv) If any Identified Facilities cease to be Included Locations pursuant to Section 13.4(a) above and thereafter Aron determines, in its reasonable good faith judgment, that such Identified Facilities have become compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with the Company to reestablish such Identified Facilities as Included Locations hereunder.
ARTICLE 14

TAXES
14.1    (a) The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill,

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environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption; provided, however, that (i) the failure of Aron to separately state or collect Taxes from the Company shall not alter the liability of the Company for Taxes and (ii) Aron shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Company. Aron shall be responsible for all taxes imposed on Aron’s net income.
(b) In addition to paragraph (a), the Company shall complete and file all necessary property tax returns on Aron’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Aron or the Company, disclose Aron’s ownership interest therein, and pay such amounts as due. Provided that the Company pays (or indemnifies Aron for) all property taxes, the Company shall have the first right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by the Company.
14.2    If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax should such Tax be deemed applicable. Aron agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes.
14.3    (a) The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction but Aron shall be consulted. In any event, the Company and Aron shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.
(b) In addition to paragraph (a) and other information sharing requirements applicable to Aron and the Company, Aron and the Company shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes

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(including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
14.4    Any other provision of this Agreement to the contrary notwithstanding, this Article 14 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.
ARTICLE 15

INSURANCE
15.1    Insurance Coverages. The Company shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance companies rated not less than A- by A.M. Best, or otherwise equivalent in respect of the Company’s properties and operations:
(a)    Property damage coverage on an “all risk” basis in an amount sufficient to cover the market value or potential full replacement cost of all Crude Oil to be delivered to the Company at the Crude Delivery Point and all Products to be delivered to Aron at the Products Delivery Point. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that, to the extent any such insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.
(b)    Commercial general liability coverage which includes bodily injury, broad form property damage and contractual liability, cross suit liability, products and completed operations liability, and sudden and accidental pollution liability coverage in a minimum amount of (***) per occurrence and (***) in the aggregate, which coverage may be self-insured by the Company.
(c)    (i) Workers compensation in the amount required by Applicable Law, and (ii) employer’s liability with a minimum amount of (***) per accident, (***) per disease, and (***) aggregate.
(d)    Commercial automobile liability insurance in a minimum amount of (***) per accident.

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(e)    Umbrella/excess liability coverage providing coverage on a follow-form basis with respect the coverage required under Sections 15.1(b), (c)(ii) and (d) in a minimum amount of (***) per occurrence and in the aggregate.
(f)    [Reserved].
(g)    Wharfinger’s / charterer’s liability insurance (if applicable) in a minimum amount of (***) per occurrence and in the aggregate.
(h)    Non-owned aviation liability insurance (if applicable) in a minimum amount of (***) per occurrence and in the aggregate.
15.2    Additional Insurance Requirements.
(a)    The foregoing policies shall include or provide that the underwriters waive all rights of subrogation against Aron and the insurance is primary without contribution from Aron’s insurance. The foregoing policies with the exception of those listed in Sections 15.1(a), 15.1(c) and 15.1(g) shall include Aron, its subsidiaries, and affiliates and their respective directors, officers, employees and agents as additional insured.
(b)    The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in Acord form or equivalent, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation or material modification of insurance becoming effective. The Company also shall provide renewal certificates prior to expiration of the policy.
(c)    The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.
(d)    The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.
(e)    The Company shall be responsible for any deductibles or retentions that are applicable to the insurance required pursuant to Section 15.1.
ARTICLE 16

FORCE MAJEURE
16.1    If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by

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reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products.
16.2    The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.
16.3    In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of thirty (30) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 19.
16.4    If any Affected Obligation is not terminated pursuant to this Article 16 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the term of this Agreement shall not be extended.
16.5    The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 and any other applicable provisions of this Agreement relating to claims against third parties.
16.6    If at any time during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part) or any of the Included Crude Pipeline, Included Product Pipeline or Included Third Party Storage Tanks cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements, and the foregoing is a result of or attributable to any owner or operator of the Included Crude Pipeline, Included Product Pipeline or Included Third Party Storage Tanks becoming Bankrupt or breaching

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or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements, then:
(a)    The Company shall promptly use commercially reasonable efforts to establish for Aron’s benefit alternative and/or replacement storage and transportation arrangements no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available;
(b)    Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements or the availability of any pipeline or storage facility related thereto; and
(c)    Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility at any time from and after the owner or operator thereof becoming Bankrupt. If any such storage facility is an Included Location then Aron may, in its discretion, elect upon written notice to the Company that such storage facility shall cease to be an Included Location as of a date specified in such written notice in which case any Crude Oil or Product held by Aron therein shall be purchased by the Company in accordance with the applicable provisions of Sections 10.1 and 10.2 hereof.
ARTICLE 17

REPRESENTATIONS, WARRANTIES AND COVENANTS
17.1    Mutual Representations. Each Party represents and warrants to the other Party as of the Effective Date and each sale of Crude Oil hereunder, that:
(a)    It is an “Eligible Contract Participant” as defined in Section 1a(18) of the Commodity Exchange Act, as amended.
(b)    It is a “forward contract merchant” in respect of this Agreement and this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.
(c)    It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.
(d)    It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.

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(e)    The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.
(f)    All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted and are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.
(g)    Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).
(h)    No Event of Default or Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.
(i)    There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.
(j)    It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.
(k)    It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.
(l)    It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.
(m)    The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.

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(n)    It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.
(o)    Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.
(p)    None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.
17.2    Company’s Representations and Covenants.
(a)    The Company has delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.
(b)    The Company shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.
(c)    The Company shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce its rights and any rights granted to the Company thereunder.
(d)    The Company shall not modify, amend or waive rights arising under any of the Base Agreements or the Required Storage and Transportation Arrangements without the prior written consent of Aron; provided, however, that if the Company provides Aron with notice, the Company may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder, degrade, reduce or limit the standards applicable to the operator thereunder or otherwise interfere with Aron’s rights to use the Pipeline System and Included Third Party Storage Tanks subject thereto without the prior written consent of Aron.
(e)    The Company shall not cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any Liens.
(f)    The Company represents and warrants that the Storage Facilities have been maintained, repaired, inspected and serviced in accordance with good and prudent industry standards and Applicable Law and are in good working order and repair in all respects.
(g)    In the event the Company becomes Bankrupt, and to the extent permitted by applicable law, the Company intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code,

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including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among other sections, sections 362(b)(6), 362(b)(17), 362((b)(27), 362(o), 546(e), 546(g), 546(j), 548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby, shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.
(h)    The Company agrees that it shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (collectively, “Liens”) with respect to, any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company authorizes Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.
17.3    Acknowledgment. The Company acknowledges and agrees that (1) Aron is a merchant of Crude Oil and Products and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for the Company, (2) Aron may, in its sole discretion, determine whether to advise the Company of any potential transaction with a Third Party Supplier and prior to advising the Company of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to the Company as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or the Company or any of its Affiliates, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by the Company hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.

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ARTICLE 18

DEFAULT AND TERMINATION
18.1    Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:
(a)    Either Party fails to make payment when due (i) under Article 10, Article 19 or any Company Purchase Agreement within one (1) Business Day after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or
(b)    Other than a default described in Sections 18.1(a) and 18.1(c), either Party fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of the other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or
(c)    Either Party breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated under any Transaction Document; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or
(d)    Either Party becomes Bankrupt; or
(e)    Either Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); or
(f)    ARKS fails to perform or otherwise defaults in any obligation under either the Inventory Sales Agreement or the Step-Out Inventory Sales Agreement, an “Event of Default” with respect to ARKS shall occur under the ARKS Supply and Offtake Agreement or an “Event of Default” with respect to ASI shall occur under the ASI Supply and Offtake Agreement; or

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(g)    (i) The Company fails to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; (ii) there shall occur an “Event of Default” under or early termination of the Master Lease, or (iii) the Company breaches its obligations under Section 17.2(f);
(h)    The Company or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or
(i)    The Company or any of its Affiliates (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii)(A)the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or any of its Affiliates does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or
(j)    The Company fails to provide Adequate Assurance in accordance with Section 12.5 or
(k)    There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of the Company or any of its Affiliates under one or more agreements or instruments relating to Specified Indebtedness in an aggregate amount of not less than twenty million dollars ($20,000,000) which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by the Company or any of its Affiliates (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than twenty million dollars ($20,000,000) under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or
(l)    Either of the Agents under the Revolving Credit Agreement shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of the Acknowledgement and Agreement;
(m)    An “Event of Default” has occurred under either Credit Agreement.
(n)    With respect to any guarantor of the Company (a “Guarantor”), any of the following: (i) the Guarantor fails to perform or otherwise defaults in any obligation under such Guarantor’s guarantee of the Company’s obligations (a “Guarantee”), (ii) the Guarantor becomes Bankrupt, (iii) such Guarantee expires or terminates or ceases to be in full force and effect prior to the satisfaction of all obligations of the Company or any other

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Affiliate of the Company to Aron under this Agreement and the other Transaction Documents, or (iv) the Guarantor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Guarantee.
The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f)-(n) (inclusive) above.
18.2    Remedies Upon Event of Default.
(a)    Notwithstanding any other provision of this Agreement, if any Event of Default with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 18.2(c), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 18.2.
(b)    Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non-Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 18.2(c), to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Non-Defaulting Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all Crude Oil and Products owned or maintained by Aron in connection herewith. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and obligations and shall be payable by one Party to the other. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (x) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts and (y) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party with respect to Crude Oil and Product inventories maintained for purposes of this Agreement which shall be determined by the Non-Defaulting Party as follows: (1) Aron will, subject to Sections 7.2 and 7.3, project Target Month End Crude Volumes and Target

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Month End Product Volumes for all months occurring from the date on which the Non-Defaulting Party terminates this Agreement or commences exercising its remedies following such Event of Default (the “Remedies Exercise Date”) to the earlier of the Expiration Date set forth in Section 3.1 or, if elected by either Party, any other date as of which either Party would have been entitled to terminate this Agreement under Section 3.2 but only if such Party notifies the other Party of such election within 3 Business Days after the Remedies Exercise Date (the earliest of such Expiration Date and any such date elected by a Party being the “Pro Forma Expiration Date”) and (2) in accordance with clause (c) below, the Non-Defaulting Party shall value, and determine the net amount that would have been owing from one party to the other based on, all purchases and sales of Crude Oil and Products that would have resulted from such projected Target Month End Crude Volumes and Target Month End Product Volumes through the Pro Forma Expiration Date (including a final sale of all remaining inventories), which net amount shall be discounted to present value on a commercially reasonable basis and constitute the amount due under this clause (y). If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.
(c)    The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time. Without limiting the generality of the foregoing, it is agreed that for purposes of determining the Settlement Amount: (1) any fixed fee amounts (including those provided for under Section 10.3) shall be the amount of such fee that would have accrued through the Pro Forma Expiration Date; (2) for the period following the Remedies Exercise Date, no Crude Oil per Barrel fees as provided for in Sections 6.2 and 6.4 shall be included in the Settlement Amount except with respect to Barrels of Crude Oil actually processed at the Refinery following such date; (3) to the extent the Fee Letter provides for the calculation of any amount to be included in the Settlement Amount, the provisions of the Fee Letter shall be controlling for such purpose; and (4) to the extent the Non-Defaulting Party deems it commercially reasonable to do so, it may in referencing prices in futures, forward, swap and options markets for purposes of calculating various elements of the Settlement Amount endeavor to align the dates as of which such reference prices are determined. In calculating the Settlement Amount, the Non-Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation.
(d)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may,

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in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support, margin or collateral, to the extent not already in the form of cash (including applying the Initial Margin Amount or any other margin or collateral) and apply and set off such credit support, margin or collateral or the proceeds thereof against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.
(e)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the Parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure.
(f)    The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including the Initial Margin Amount or any other margin or collateral) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the Initial Margin Amount or any other margin or collateral) then held by the Defaulting Party, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one (1) Business Day after such amount has been determined. In addition, the Parties acknowledge that, in connection with an Event of Default hereunder, the Step-out Inventory Sales Agreement may be terminated and with respect thereto any rights and remedies available hereunder, under any other agreement between the Parties hereto or the parties thereto, or at law or equity may be exercised.
(g)    No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

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(h)    The Non-Defaulting Party’s rights under this Section 18.2 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non‑Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.
(i)    If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section 18.2, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).
(j)    The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code. As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”
ARTICLE 19

SETTLEMENT AT TERMINATION
19.1    Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case the Expiration Date, the Early Termination Date or such other date as the Parties may agree shall be the “Termination Date”; provided that if such date is not a Business Day, the Termination Date shall occur on the immediately preceding Business Day), the Parties covenant and agree to proceed as provided in this Article 19; provided that (x) this Agreement shall continue in effect following the Termination Date until all obligations are finally settled as contemplated by this Article 19 and (y) the provisions of this Article 19 shall in no way limit the rights and remedies which the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 18 above or otherwise:
(a)    If any Procurement Contract does not either (i) by its terms automatically become assigned to the Company on and as of the Termination Date in a manner which releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be

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released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.
(b)    If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding which, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitment shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.
(c)    In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination Date (i) such Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any further obligations with respect to such Ancillary Contract.
(d)    The volume of Crude Oil and Products at the Included Locations shall be purchased and transferred as contemplated in the Step-Out Inventory Sales Agreement. The Crude Oil volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product

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Volumes shall collectively be referred to as the “Termination Date Volumes”. The Company shall cause ARKS to enter into the Step-Out Inventory Sales Agreement and to perform its obligations thereunder.
(e)    Aron shall promptly reconcile and determine the Termination Amount pursuant to Section 19.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 19.2.
(f)    Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the calendar day immediately preceding the Termination Date.
19.2    Termination Amount.
(a)    The “Termination Amount” shall equal:
(i)    Any unpaid amounts owed by ARKS to Aron pursuant to the Step-Out Inventory Sales Agreement, plus
(ii)    all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date (including Deferred Interim Payment Amount), plus
(iii)    all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus
(iv)    in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination, unwinding or redeploying of all Related Hedges as a result of such early termination; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, no amount shall be due under this clause (iv), plus
(v)    the aggregate amount due under Section 10.2(a), calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) is due to the Company, then such amount will be included in this Termination Amount as a negative number, plus

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(vi)    any unpaid portion of the annual or other fee owed to Aron pursuant to Section 10.3; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, the amount of such fees shall be the amounts accruing to date of such early termination, plus
(vii)    any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number; minus
(viii)    all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus
(ix)    all unpaid amounts payable under the Marketing and Sales Agreement by Aron to the Company for services provided up to the Termination Date.
All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(b)    The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”); provided that the Termination Holdback Amount shall not be greater than five percent (5%) of the Definitive Commencement Date Value. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 19.2(a)(i) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the “Step-Out Prices” as indicated in Schedule B and other price terms provided for herein with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount, together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 noon CPT on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m., CPT on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company. Concurrently with the payment of the Estimated Termination Amount, but

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subject to retention by Aron of the Termination Holdback Amount, Aron shall release and return to the Company the Initial Margin Amount, provided that all such payments may be made on a net basis.
(c)    Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 19.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.
(d)    Notwithstanding anything herein to the contrary, Aron shall not have any obligation to make any payment contemplated by this Section 19.2, including releasing the Initial Margin Amount, transfer of title to Crude Oil or Products (whether to the Company or to Arks), or to otherwise cooperate in the transition matters described in Section 19.1 unless ARKS shall have performed its obligations under the Step-Out Inventory Sales Agreement and performed its obligations thereunder as and when required pursuant to the terms thereof.
19.3    Transition Services. To the extent necessary to facilitate the transition to the Purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.
ARTICLE 20

INDEMNIFICATION
20.1    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that any Liability arising under clause (iv) has resulted from the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.

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20.2    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by the Company of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company’s obligation for payment of taxes pursuant to Section 14.1, (ii) the Company’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by the Company on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) the Company’s failure to comply with its obligations under the terminalling, pipeline and lease agreements underlying the Required Storage and Transportation Arrangements, (iv) the Company’s negligence or willful misconduct, (v) any failure by the Company to comply with or observe any Applicable Law, (vi) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by the Company or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, (vii) actual or alleged presence or release of Hazardous Substances in connection with the Transaction Documents or the transactions contemplated thereby, or any liability under any Environmental Law related in any way to or asserted in connection with the Transaction Documents or the transactions contemplated thereby or (viii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company, and regardless of whether J. Aron is a party thereto, except to the extent that any Liability arising under clause (vi), (vii) or (viii) above has resulted from the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.
20.3    The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.
20.4    Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance requested by the other in the defense; provided that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.

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ARTICLE 21

LIMITATION ON DAMAGES
UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES’ LIABILITY FOR DAMAGES IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY (WHICH INCLUDE ANY AMOUNTS DETERMINED UNDER ARTICLE 18) AND NEITHER PARTY SHALL BE LIABLE FOR SPECIFIC PERFORMANCE, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT, SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO (I) ANY THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS AVAILABLE UNDER THIS AGREEMENT OR (II) ANY BREACH OF ARTICLE 23. EACH PARTY ACKNOWLEDGES THE DUTY TO MITIGATE DAMAGES HEREUNDER.
ARTICLE 22

AUDIT AND INSPECTION
22.1    During the Term of this Agreement each Party and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.

ARTICLE 23

CONFIDENTIALITY
23.1    In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement, including any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential

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and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section 23.1. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.
23.2    In the case of disclosure covered by clause (i) of Section 23.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.
23.3    Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
ARTICLE 24

GOVERNING LAW
24.1    THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
24.2    EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF NEW YORK, (WITHOUT RECOURSE TO ARBITRATION UNLESS BOTH PARTIES AGREE IN WRITING), AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, DELIVERED TO THE PARTY AT THE ADDRESS INDICATED IN ARTICLE 26. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO PERSONAL JURISDICTION, WHETHER ON GROUNDS OF VENUE, RESIDENCE OR DOMICILE.

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24.3    Each Party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.
ARTICLE 25

ASSIGNMENT
25.1    This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.
25.2    The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.
25.3    Any attempted assignment in violation of this Article 25 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.
ARTICLE 26

NOTICES
All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
ARTICLE 27

NO WAIVER, CUMULATIVE REMEDIES
27.1    The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default or Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default or Default under, this Agreement, whether of a like kind or different nature.

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27.2    Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.
ARTICLE 28

NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES
28.1    This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.
28.2    Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.
ARTICLE 29

MISCELLANEOUS
29.1    If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.
29.2    The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
29.3    No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
29.4    Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.
29.5    Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.
29.6    All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive for the time periods specified herein.

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29.7    This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
29.8    All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single, integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.
J. ARON & COMPANY
By:    _______________________
Name:    _______________________
Title:    _______________________

[Signature Page to Alon USA Supply and Offtake Agreement]

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ALON USA, LP
By ALON USA GP II, LLC, its General Partner
By:    _______________________
Name:    _______________________
Title:    _______________________

[Signature Page to Alon USA Supply and Offtake Agreement]

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Schedule A
Products and Product Specifications
Produced at refinery:
Gasoline: Unlead Regular Gasoline, Unlead Premium Gasoline, Refined Benzene, Toluene, AAS 104, Olefins, Magellan N grade
Gasoline RVP is consistent with requirements at destination location.

Diesel: ULSD, Magellan X grade
Jet: Jet A, JP8, Kerosene, #1 Low sulfur Diesel
Asphalt: see summary attachments
Slurry: Carbon Black Oil
Propane: HD-5 Propane

PRODUCT SPECIFICATIONS
UNLEADED REGULAR GASOLINE

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	NOTES
Additives				(3)
Benzene, Wt. %			4.9
Color		Undyed
Corrosion 3 Hrs @ 122 Deg F	D-130		1
Corrosion Silverstrip 3hrs. @122 deg F	D-XX.X		1
Doctor Test, or	D-235	Negative
Mercaptan Sulfur, %	D-3227		0.002
Gum Content, Mg/100ml	D-381		4
Lead, Grams Pb/Gal.	D-3237		0.01	(1)
Methyl Tertiary Butyl Ether (MIRE), Vol %			0
Octane (Antiknock Value)
Research Octane No. (RON)	D-2699	90		(2)
Motor Octane No. (MON)	D-2700	82
(RON + MON)/2		87		(2)
Oxidation Stability, Min.	D-525	240
Phosphorus, Grams/Gal.	D-3231		0.003
Sulfur,%	D-2622		0.1

REID VAPOR PRESSURE (RVP) MAXIMUM/ VOLATILITY CLASSES BY MONTH (ASTM D-323)

	Jan	Feb.	Mar.	Apr.	May	June	July	Aug.	Sep.	Oct.	Nov.	Dec.
VP Max	13.5	13.5	11.5	10.0	9.0	9.0	9.0	9.0	9.0/9.5	11.5	13.5	13.5
Class	D	D/C	C/B	B	B/A	A	A	A	A/B	B/C	C/D	D

(1)	Note: RVP MAX = 9.0 Sep 1-15; RVP MAX = 9.5 Sep 16-30

(2)	Pipeline shipments from Big Spring Refinery will be asjusted to comply with above limits at terminals.

(3)	RVP on pipeline shipments between April 15 and September 10 shall not exceed 8.7 PSI.

DISTILLATION TEMPERATURE (F) AT % EVAPORATED BY VOLATILITY CLASS (ASTM D-86)

		50%
CLASS	10% MAX	MIN	MAX	90% MAX	EP MAX
A	158	170	250	374	437
B	149	170	245	374	437
C	140	170	240	365	437
D	131	170	235	365	437

NOTES

(1)	Maximum lead at refinery; Terminals may deliver a maximum lead content of 0.03 Grams/Gal.

(2)	Minimum RON subject to altitude correction In accordance with 40 CFR 80.22.

(3)	Contains minimum of 2.0 lbs/1000 Bbls of an approved antioxidant.

MANUFACTURED AT:    AVAILABLE AT:
Big Spring Refinery    Big Spring
Hawley
Wichita Falls
PSPECPUL: Effective 4/1/93

PRODUCT SPECIFICATIONS
UNLEADED REGULAR GASOLINE

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	NOTES
Additives				(3)
Benzene, Wt. %			4.9
Color		Undyed
Corrosion 3 Hrs @ 122 Deg F	D-130		1
Doctor Test, or	D-235	Negative
Mercaptan Sulfur, %	D-3227		0.002
Gum Content, Mg/100ml.	D-381		4
Lead, Grams Pb/Gal.	D-3237		0.01	(1)
Methyl Tertiary Butyl Ether (MTBE), Vol. %			15	(4)
Octane (Antiknock Value)
Research Octane No (RON)	D-2699	93		(2)
Motor Octane No. (MON)	D-2700	83
(RON + MON)/2		92		(2)
Oxidation Stability, Min.	D-525	240
Phosphorus, Grams/Gal.	D-3231		0.003
Sulfur, %	D-2622		0.1

REID VAPOR PRESSURE (RVP) MAXIMUM/ VOLATILITY CLASSES BY MONTH (ASTM D-323)

	Jan	Feb.	Mar.	Apr.	May	June	July	Aug.	Sep.	Oct.	Nov.	Dec.
RVP MAX	13.5	13.5	11.5	10.0	9.0	9.0	9.0	9.0	9.0/9.5	11.5	13.5	13.5
CLASS	D	D/C	C/B	B	B/A	A	A	A	A/B	B/C	C/D

(1)	Note: RVP MAX = 9.0 Sep 1-15; RVP MAX = 9.5 Sep 16-30.

(2)	Pipeline shipments from Big Spring Refinery will be adjusted to comply with above limits at terminals.

(3)	RVP on pipeline shipments between April 15 and September 10 shall not exceed 8.7 PSI.

DISTILLATION TEMPERATURE (F) AT % EVAPORATED BY VOLATILITY CLASS (ASTM D-86)

		50%
CLASS	10% MAX	MIN	MAX	90% MAX	EP MAX
A	158	170	250	374	437
B	149	170	245	374	437
C	140	170	240	365	437
D	131	170	235	365	437

NOTES

(1)	Maximum lead at refinery, Terminals may deliver a maximum lead content of 0.03 Grams/Gal.

(2)	Minimum RON subjuct to altitude correction in accordance with 40 CFR 80.22.

(3)	Contains minimum of 2.0 lbs/1000 Bbls of an approved antioxidant.

(4)	Oxygen content must not exceed 2.7% by weight of gasoline.

MANUFACTURED AT:    AVAILABLE AT:
Big Spring Refinery    Big Spring
Hawley
Wichita Falls
PSPECPUL: Effective 4/1/93

PRODUCT SPECIFICATIONS
REFINED BENZENE

PROPERTY	ASTM TEST METHOD	SPECIFICATION
Appearance	Visual	Clear, water-white Free of sediment/haze
Specific gravity	D-891	.8820-.8860 @ 15.56/15.56 deg C
Color--PT-CO Scale	D-120	20 Maximum
Distillation Range	D-85	Not more than 1 deg C including the temperature 80.0 C (Dried Sample)
Solidification point, Deg C (Dry Basis)	D-852	5.35 Minimum
Acid wash color	D-848	1 Maximum
Acidity	D-84	NIL
H2S, SO2	D-853	Free
Thiophene, PPM by Weight %	D-168	1 Maximum
Copper Corrosion	D-84	None
Nonaromatics, Weight %	D-236	0.15 Maximum
Water content, PPM by Weight		250 Maximum
Toluene Content, PPM		1000 Maximum

Toluene Product Specifications

Physical Property	ASTM Test Method	Sales Specifications	Typical Analysis
Specific Gravity @ 60°F	D 4052	.864 - .874	0.870
A.P.I. Gravity @ 60°F	D 287	30 - 32	31
Distillation Range, °F	D 86
IBP			232
50%			237
Dry Point			253
Color, (Saybolt)	D 156	+ 22 min	26
Composition, Volume %	D 2360
Toluene		95.0 min.	99.5
Benzene (All Types)		< .10	.07
Xylenes		3.	0.3
C9+ aromatics		1.5	0
Non-aromatics		.2 max.	nil
Sulfur, ppm	D 853		nil

PRODUCT SPECIFICATIONS
FAS 104

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	TYPICAL
Gravity, API ( 60 F)				31.0
Density, Lb./ Gal. ( 60 F)				7.25
Distillation:
IBP				300
10%				310
50%				330
90%				400
End Point, F				495
Recovery, %				98
Color	D-1500			Straw
Aromatiac Content %	D-1319	94		94.5
Freeze Point, F				-54
Flash Point, F (closed cup)		120		115
Kauri-Butanol Value	D-1133			89
Benzene			0.01

PRODUCT SPECIFICATIONS

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	TYPICAL
C3 and Lighter			1% Max
C5 and Heavier			1% Max
Dienes			0.15% Max
C4 Olefins		50% Min
Oxygenates			<10 ppm
Sulfur			<10 ppm
No Free Water

PRODUCT SPECIFICATIONS
CARBON BLACK OIL

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	TYPICAL
API Gravity @ 60 F	D1298		2.0	-2.0
Viscosity, SSU @ 210 F	D88		90.0	50-60
Flash, PMCC	D93	203
Water and Sediment, Wt. %	D1796		0.5
Asphaltenes, Wt. %	RT 102		6.0
Sodium, PPM	D1318		10.0
Potassium, PPM	D1318		1.0
Ash, Wt. %	D482		0.05	0.01
BMCI	BM Dist	114
Sulfur, Wt. %	RT 108		4.0

PRODUCT SPECIFICATIONS

		ASTM TEST METHOD	LIMITS
SPECIFICATIONS	UNIT		MINIMUM	MAXIMUM	TYPICAL
Saybolt Color			14.0
Aromatic Content, Max	vol %			20.0
Olefin Content, Max	vol %			N
Mercaptan Sulfur, Max	wt %			0.0030
Total Sulfur, Max	wt %			0.3
10 % Rec Pt, Max	F			400.0
Final Boiling Pt	F			572.0
Flash Pt, Min	F			115.0
Gravity	API		37.0	51.0
Freeze Pt, Max	F			-44.0
Smoke Pt, Min	mm		25.0
Existent Gum, Max	mg/100ml			7.0
Pariculate Matter, Max	mg/L			1.0
Filtration Time, Max	minutes			10.0

PRODUCT SPECIFICATIONS

		ASTM TEST METHOD	LIMITS
SPECIFICATIONS	UNIT		MINIMUM	MAXIMUM	TYPICAL
Aromatic Content, Max	vol %			25.0
Olefin Content, Max	vol %			5.0
Mercaptan Sulfur, Max	wt %			0.0020
Total Sulfur, Max	wt %			0.3
10 % Ree Pt, Max	F			401.0
Final Soiling Pt	F			572.0
Flash Pt, Min	F			100.0
Gravity	API		37.0	51.0
Freeze Pt, Max	F			-53.0
Smoke Pt, Min	mm		25.0
Existent Gum, Max	mg/100ml			7.0
Pariculate Matter, Max	mg/L			1.0
Filtration Time, Max	minutes			15.0

PRODUCT SPECIFICATIONS
KEROSENE

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	TYPICAL
Gravity, API	D-287	40	47	42
Color		19		26
Corrosion	D-130	1		1
Mercaptan Sulfur, ppm	D-484		30	5
Sulfur, Wt. %			0.3	0.06
Exist. Gum. Pentane Washed	D-381		7	3
Flash, F		120		126
Freeze Point, F		-40		-42
Distillation:	D-86
IBP				350
10%		350	400	370
20%
30%
50%				400
70%
90%				465
End Point, F			545	512
Recovery, %		97		99
Residue, %			1.5	0.5
Loss, %				0.5

PRODUCT SPECIFICATIONS
# 1 LOW SULFUR DIESEL

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	NOTES
Gravity, API	D-287	37
Color	D-1500	14
Corrosion	D-130		1
Sulfur, wt. %	D-4294		0.047
Flash Point, deg. F.	D-93	125	160
Pour Point, deg. F.	D-97		-25
Cetane Index, Calculated	D-975	40
Carbon Residue, 10% bottoms	D-524		0.15
Distillation: deg. F.	D-86
10% recovered			414
End point		495	570
Mercaptan Sulfur, WI %	D-3227		0.004

MANUFACTURED AT:    AVAILABLE AT:
Big Spring Refinery    Big Spring

PSPECDIS: Effective 8/1/93

PRODUCT SPECIFICATIONS
ULTRA LOW SULFUR DIESEL

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	NOTES
Gravity, API	D-287	30
Color	D-1500		2.5
Corrosion	D-130		1
Sulfur, wt. %	D-4294		0.0015	(1)
Flash Point, deg. F.	D-93	130		(2)
Cloud Point, deg. F.	D-2500		see notes	(4)
Pour Point, deg. F.	D-97		see notes	(4)
Viscosity, cSt @ 100 deg. F.	D-445	2.0	4.27
Cetane Index, Calculated	D-976	40		(3)
Carbon Residue, 10% bottoms	D-524		0.35
Haze	D-4176		2
Distillation: deg. F.	D-86
90% recovered		540	640
End Point, deg. F		Report
Additives:
This product is treated with Lubricity improver and contain a conductivity enhancer.

NOTES:

(1)	Pipeline shipments from the Big Spring Refinery and from Duncan, OK will not exceed 0.0010%.

(2)	Pipeline shipments from Duncan, OK shall be 140 deg. Minimum.

(3)	Pipeline shipments from Big Spring Refinery and Duncan, OK shall be 41, minimum. EPA Ultra Low Sulfur on-highway diesel requires a Cetane Index of 40 (D-976) or maximum Aromatics of 35%

(4)	a. Pour and cloud will meet the following maximum limits, in deg. F.

	Pour, deg. F.	Cloud, deg. F.
Jan-Mar	0	+14
Apr-Sep	+10	+20
Oct-Dec	0	+14

b.    Pipeline shipments from Duncan, OK shall meet winter pour/cloud limits of 01+14 in August and September.

MANUFACTURED AT:    AVAILABLE AT:
Big Spring Refinery    Big Spring
Abilene
Wichita Falls
PSPECDIS: Effective 6/01/2006

PRODUCT SPECIFICATIONS
HD-5 PROPANE

	ASTM TEST METHOD	LIMITS
SPECIFICATIONS		MINIMUM	MAXIMUM	TYPICAL
Vapor Pressure @ 100 F. PM	D-1267-67		206
Volatile Residue @ 95% Evap.	D-1837-64		-37
Butane and Heavier liq., Vol%	D-2163-66		2.5
Residual Matter, Evap. Of 100 ml	D-2158-65		0.05
Residual Matter, Oil Stain	D-2158-65	Pass 1
Copper Strip Corrosion	D-1838-64		1
Volatile Sulfur grns/100 cu ft	D-1266-64		10
Moisture Content	NGPA Test	Pass
Propane, liq. Vol. %	D-2163-66	90.0
Propylene, liq. Vol. %	D-2163-66		5

300.2. to 300.2.    Draft 9/10/2001 10:51 AM11:34 AM
J.    Performance Graded Binders. Performance Graded Binders must be smooth, homogeneous, show no separation when tested in accordance with Test Method Tex-540-C, and must meet Table 17 requirements.
Separation testing is not required if

•	a modifier is introduced separately at the mix plant either by injection in the asphalt line or mixer, or

•	the binder is blended on site in continuously agitated tanks, or

•	binder acceptance is based on field samples taken from an in-line sampling port at the hot mix plant after the addition of modifiers.
Table 17
Performance Graded Binders

Performance Grade	PG 58			PG 64				PG 70				PG 76				PG 92
	-22	-28	-34	-16	-22	-28	-34	-16	-22	-28	-34	-16	-22	-28	-34	-16	-22	-28
Average 7-day Max Pavement Design Temperature, °C1	58			64				70				76				82
Min Pavement Design Temperature, °C1	>-22	>-28	>-34	>-16	>-22	>.28	>-34	>-16	>-22	>-28	>-34	>-16	>-22	>-28	>-34	>-16	>-22	>-28
ORIGINAL BINDER
Flash Point, AASHTO T 48: Min, °C	230
Viscosity, AASHTO TP 48:[2,3] Max, 3.0 Pass, Test Temperature, °C	135
Dynamic Shear, AASHTO TP 5:[4] G*/sin(8), Min, 1.00 kPa Test Temperature @ 10 rad/sec., °C	58			64				70				76				82
Elastic Recovery, ASTM D 6084, 50°F, % Min	-	-	30	-	-	30	50	-	30	50	60	30	50	60	70	50	60	70
ROLLING THIN FILM OVEN (Tex-541-C)
Mass Loss, Max, %	1.0
Dynamic Shear, AASHTO TP 5: G*/sin(8), Min, 2.20 kPa Test Temperature @ 10 rad/sec., °C	58			64				70				76				82
PRESSURE AGING VESSEL (PAV) RESIDUE (AASHTO PP 1)
PAV Aging Temperature, °C	100
Dynamic Shear, AASHTO TP 5: G*/sin(8), Max, 5000 kPa Test Temperature @ 10 rad/sec., °C	25	22	19	28	25	22	19	28	25	22	19	28	25	22	19	28	25	22
Creep Stiffness, AASHTO TP 1:[5,6] S, Max, 300 MPs, m - value, Min, 0.300 Test Temperature @ 60 sec., °C	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18
Direct Tension, AASHTO TP 3:[6] Failure Strain, Min. 1.0% Test Temperature @ 1.0 mm/min., °C	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18	-24	-6	-12	-18

1
Pavement temperatures are estimated from air temperatures using an algorithm contained in the PGEXCEL3.xls software program, may be provided by the Department or by following the procedures as outlined in AASHTO MP 2 and PP 28.

2
This requirement may be waived at the Department’s discretion if the supplier warrants that the asphalt binder can be adequately pumped, mixed and compacted at temperatures that meet all eradicable safety, environmental, and constructability requirements. At test temperatures where the binder is a Newtonian fluid, any suitable standard means of viscosity measurement may be used, including capillary (AASTHO T 201 or T 202) or rotational viscometry (AASHTO TP 48).

3
Viscosity at 135°C is an indicator of mixing and compaction temperatures that can be expected in the lab and field. High values may indicate high mixing and compaction temperatures. Additionally, significant variation can occur from batch to batch. Contractors should be aware that variation could significantly impact their mixing and compaction operations. Contractors are therefore responsible for addressing any constructability issues that may arise.

4
For quality control of unmodified asphalt binder production, measurement of the viscosity of the original asphalt binder may be substituted for dynamic shear measurements of G*/sin(8) at test temperatures where the asphalt is a Newtonian fluid. Any suitable standard means of viscosity measurement may be used, including capillary (AASHTO T 201 or T 202) or rotational viscometry (AASHTO TP 48).

5	Silicone beam molds, as described in AASHTO TP 1-93, are acceptable for use.

6
If creep stiffness is below 300 MPs, direct tension test is not requited. If creep stiffness is between 330 and 600 MPs, the direct tension failure strain requirement can be used instead of the creep stiffness requirement. The m-value requirement must be satisfied in both cases.

BIG SPRING REFINERY
ASPHALT SPECIFICATIONS
REVISED JUNE 10, 2009

PRODUCT	REQUIRED TESTS	BSR SPECS		BASIC STATE SPECIFICATIONS	SPECIAL INSTRUCTIONS
AC-3	Viscosity @ 140’F. Poises	265	Minimum	250 - 350
	Viscosity @ 275’F. Poises	1.1	Maximum	1.1
	Penetration @ 77’F	230	Minimum	210
	COC Flash, F	425	Minimum	425
	Thin Flim Residue
	Ductility @ 77’F	100	Minimum	100
	Viscosity @ 275’F. Poises	900	Maximum	900
AC-5	Viscosity @ 140’F. Poises	425	Minimum	400 - 600
	Viscosity @ 275’F. Poises	1.4	Maximum	1.4
	Penetration @ 77’F	145	Minimum	135
	COC Flash, F	425	Minimum	425
	Thin Flim Residue
	Ductility @ 77’F	100	Minimum	100
	Viscosity @ 275’F. Poises	1500	Maximum	1500
AC-10	Viscosity @ 140’F. Poises	825	Minimum	800 - 1200
	Viscosity @ 275’F. Poises	1.9	Maximum	1.9
	Penetration @ 77’F	92	Minimum	85
	COC Flash, F	450	Minimum	450
	Thin Flim Residue
	Ductility @ 77’F	100	Minimum	100
	Viscosity @ 275’F. Poises	3000	Maximum	3000
AC-15P	Viscosity @ 140’F. Poises	1550	Minimum	1500
	Viscosity @ 275’F. Poises	7.5	Maximum	8
	Penetration @ 77’F	110	Minimum	100
		145	Maximum	150
	Ductility @ 39.2’F & 5 cm/min	50	Minimum	40	TFOT Pen
	Retained Pen Ratio	0.65	Minimum	0.6	Original Pen = Retained Pen Ration
		0.85	Maximum	0.9
AC-10-2TR	Viscosity @ 140’F. Poises	1000	Minimum	1000
	Viscosity @ 275’F. Poises	8	Maximum	6
	Penetration @ 77’F	95	Minimum	100
		125	Maximum	130
	Elastic Recovery @ 50’F	30%	Minimum	35%
	Soft Point	105	Minimum	110
	DSR @58’C	1.0 kPa	Minimum	1.0 kPa
	BBR S @ -18’C	300 Mpa	Minimum	300 Mpa
	BBR m @ -18’C	0.3	Minimum	9.3
AC-12-5TR	Viscosity @ 140’F. Poises	1250	Minimum	1200
	Viscosity @ 275’F. Poises	8	Maximum	6
	Penetration @ 77’F	115	Minimum	110
		145	Minimum	150
	Elastic Recovery @ 50’F	60%	Minimum	55%
	Soft Point	115	Minimum	113
	DSR @58°C	NA	Minimum	1.0 kPa
	BBR S @ -18°C	300 Mpa	Minimum	300 Mpa
	BBR m @ -18°C	0.3	Minimum	0.3
AC-20-5TR	Viscosity @ 140’F. Poises	2150	Minimum	2000
	Viscosity @ 275’F. Poises	9.5	Maximum	10
	Penetration @ 77’F	80		75
		110	Maximum	115
	Elastic Recovery @ 50’F	60%	Minimum	55%
	Soft Point	122	Minimum	120
	DSR @58°C	1.0 kPa	Minimum	1.0 kPa
	BBR S @ -18°C	300 Mpa	Minimum	300 Mpa
	BBR m @ -18°C	0.3	Minimum	0.3

BIG SPRING REFINERY
ASPHALT SPECIFICATIONS
REVISED JUNE 10, 2009

PRODUCT	REQUIRED TESTS	RANGE	BSR SPECS MINIMUM	MAXIMUM	BASIC RANGE	STATE MINIMUM	SPECS MAXIMUM
MC-30	Viscosity © 140’F. cst	35 - 55			30 - 60
	Flash, TOC, F		105			105
	Distillation
	437’F		0	20		0	25
	500’F		45	65		40	70
	600’F		80	90		75	93
	672’F		55			50
	Analysis on Residue
	Penetration © 77’F		130	240		120	250
	Ductillity © 77’F. cm, © 5 cm/min		110			100
MC-800	Viscosity @ 140’F. cst	825 -1575			800 - 1600
	Flash, TOC, F		155			150
	Distillation
	437T		-	-		-	-
	500’F		-	30		-	35
	600’F		50	75		45	80
	672’F		77			75
	Analysis on Residue
	Penetration © 77’F		130	240		120	250
	Ductillity @ 77’F. cm, © 5 cmfmin		110			100
MC-2400	Viscosity © 140’F. cst	2500 -4600			2400 - 4800
	Flash, TOG, F		155			150
	Distillation
	437’F		-	-		-	-
	500’F		-	30		-	35
	600’F		40	75		35	80
	672’F		80			78
	Analysis on Residue
	Penetration © 77’F		155	290		150	300
	Ductillity 0 77’F. cm, © 5 cm/min		75			50
MC-3000	Viscosity © 140’F. cst	3100 - 5800			3000 - 6000
	Flash, TOC, F		155			150
	Distillation
	437’F		-	-		-	-
	500’F		-	12		-	15
	600’F		18	70		15	75
	672’F		82			80
	Analysis on Residue
	Penetration © 77’F		130	240		120	250
	Ductillity © 77’F. cm, © 5 cm/min		110			100
RC-250	Viscosity © 140’F. cst	260 - 375			250 -400
	Flash, TOC, F		85			80
	Distillation
	437’F		45	70		40	75
	500’F		70	85		65	90
	600’F		87			85	-
	672’F		75			70
	Analysis on Residue
	Penetration © 77’F		85	115		80	120
	Ductillity © 77’F. cm, © 5 cm/min		110			100
PRIMER	Furol Viscosity e 77’F	20 - 30
N Grade Regular Unleaded Gasoline Specifications
(Conventional Gasoline - This product does not meet the requirements for reformulated gasoline and may not be used in any reformulated gasoline covered area.)

		Origin Test Results
Product Property	Test Method	Minimum	Maximum	Deliveries[1]
Gravity, ° API	D287	Report
Color		Undyed
Volatility[2]
Benzene, wt %	D3606		4.9
Mercaptan Sulfur, wt %[3]	D3227		0.002
Copper Corrosion	D130		1
Silver Corrosion	D4814		1
Gum, Existent, mg/100 ml	D381		4	5
Oxidation Stability, minutes	D525	240		180
Phosphorus, g/gal	D3231		0.003	0.005
Lead, gig&	D3237		0.010	0.05
Octane
RON	D2699	89.0
MON	D2700	82.0
(R+M)/2		87.0
Sulfur, ppm[4]	D2622		80
Oxygenates, wt %	D4815		0.05
Haze Rating[5]	D4176		2	3
NACE Corrosion	TM0172	B+
Odor[6]		Nonoffensive

1	Delivered products meets all applicable requirements at time and place of delivery.

2	Refer to Seasonal Gasoline Volatility Schedule.

3	Mercaptan Sulfur determination is waived if the result of the Doctor Test ASTM D4952 is negative.

4
Gasoline exceeding the origin specification will be accepted from small refineries as defined in 40 CFR part 80 of the EPA regulations, subject to the special handling fee specified in Magellan Pipelines rules and regulations tariff.

5	Compliance with ASTM D4176 will be determined using Procedure 2 at the following temperatures, adjusted seasonally:

February 16 - September 30	55 °F max
October 1 - February 15	45 °F max

6	Any gasoline exhibiting an offensive odor and/or containing more than 0.30 wt % dicyclopentadiene will not be accepted for shipment.
Revision Date: July 29, 2009

Schedule of Origin Volatility Requirements
N GRADE

	Jan. 1-15	Jan. 16-31	Feb. 1-15	Feb. 16-29	Mar. 1-31	Apr. 1-30	May 1-31	June 1-30	July 1-31	Aug. 1-31	Sept. 1-15	Sept. 16-30	Oct. 1-31	Nov. 1-30	Dec. 1-31
Oklahoma	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	10.00	11.50	13.50	15.00
	E-5	D-5	D-4	C-4	A-4	A-3	A-3	A-2	A-2	A-2	A-2	B-2	C-3	D-4	E-5
Kansas	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	10.00	11.50	13.50	15.00
	E-5	D-5	D-5	C-5	A-4	A-3	A-3	A-2	A-2	A-2	A-2	B-2	C-3	D-4	E-5
Illinois	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	11.50	13.50	15.00	15.00
	E-5	D-5	D-5	C-5	A-5	A-4	A-4	A-3	A-3	A-3	A-3	C-3	D-4	E-5	E-5
Nebraska	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	10.00	11.50	13.50	15.00
	E-5	D-5	D-5	C-5	A-5	A-4	A-3	A-2	A-2	A-2	A-2	B-2	C-3	D-4	E-5
N. Dakota	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	11.50	13.50	15.00	15.00
	E-5	D-5	D-5	C-5	A-5	A-4	A-4	A-3	A-2	A-2	A-2	C-3	D-4	E-5	E-5
Minnesota	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	11.50	13.50	15.00	15.00
	E-5	D-5	D-5	C-5	A-5	A-4	A-4	A-3	A-3	A-3	A-3	C-3	D-4	E-5	E-5
Wisconsin	15.00	13.50	13.50	11.50	8.50	8.50	9.00	9.00	9.00	9.00	9.00	11.50	13.50	15.00	15.00
	E-5	D-5	D-5	C-5	A-5	A-4	A-4	A-3	A-3	A-3	A-3	C-3	D-4	E-5	E-5
Texas	13.50	13.50	13.50	11.50	9.00	9.00	9.00	9.00	9.00	9.00	9.00	10.00	11.50	13.50	13.50
	D-4	D-4	D-4	C-3	A-2	A-2	A-1	A-1	A-1	A-1	A-1	B-2	C-3	D-4	D-4

NOTE: Gulf Coast origin changeover dates will precede this schedule by approximately 10 days, depending upon the applicable Explorer Pipeline cycle. Shipments via Explorer Pipeline must meet the specification applicable to the anticipated West Tulsa delivery date. Gulf Coast shippers will be advised of these dates through seasonal letters.
Revision Date: September 2, 2010

X Grade Ultra Low Sulfur Diesel Fuel Specifications

		Origin Test Results
Product Property	Test Method	Minimum	Maximum	Deliveries[1]
Gravity, ° API	D287	Report
Color	D1500		2.5	3.0
Distillation	D86
50% Recovered °F		Report
90% Recovered, °F		540	640
OR
Simulated Distillation	D2887
50% Recovered °F		Report
90% Recovered, °F		572	672
Copper Corrosion	D130		1
Cetane
(1) Cetane Number	D613	40.0
OR (2) Cetene Index, procedure B	D4737	40.0
Cetane Index[2]	D976	40
Flash Point, °F	D93	140		130
Stability
(1) Thermal, % reflectance	D6468 (W)	75
	D6468 (Y)	82
Aging Period (Minutes)	D6468	90
OR (2) Potential Color[3] and	MPL P. Color		6
Potential Gum, mg/100 ml4	MLP P. Gum		50
OR (3) Oxidation, mg/100 ml	D2274		2.5
Carbon Residue on 10% Bottoms, %	D524		0.35
Cloud Point, °F	D2500		[5]
Pour Point, °F	D97		[5]
Viscosity, cSt at 104 °F	D445	1.9	4.1
Ash, wt %	D482		0.01
Haze Rating[6]	D4176		2	3
NACE Corrosion	TM0172	B+
Sulfur, ppm[7]	D2622		*10

1	Delivered products meets all applicable requirements at time and place of delivery.

2	ASTM D976 data is required for low sulfur fuel oils to demonstrate aromatics compliance per the EPA.

3	The Potential Color will be determined by ASTM method D1500 on a filtered sample after a 16 hour induction period by ASTM method D525 modified. Contact Magellan QC to request a copy of this method.

4
The Potential Gum will be determined by ASTM method D381 modified (Steam Jet Evaporation at 485 °F) after a 16 hour induction period by ASTM method D525 modified. Contact Magellan QC to request a copy of this method.

5

Month	Pour Point °F. max.	Cloud Point °F. max
January	0	+14
February	0	+14
March	0	+14
April	+10	+20
May	+10	+20
June	+10	+20
July	+10	+20
August	0	+14
September	0	+14
October	0	+14
November	0	+14
December	0	+14

6	Compliance with ASTM D4176 will be determined using Procedure 2 at 77 °F or tank temperature at the time of sampling, whichever is lower.

7	All results provided must use an EPA qualified instrument.
*Sulfur limit, 11 ppm for interconnecting pipelines.
Additional Requirements:
Biodiesel: The use of any biodiesel fuel as a blending component is prohibited.
Dyes: X Grade shipments may not be dyed.
Revision Date: January 31, 2011

ASPHALT CERTIFICATE OF ANALYSIS
ALON USA
Big Spring Refinery
Big Spring, Texas

Material:	0-PEN
Tank:	208
Date:	12/06/10	Normal Ranges
FLASH (ASTM D92)	660	620-660F
Specific gravity@77 (ASTM D70)	1.0735
Specific gravity@60(ASTM D70)	1.0798	1.060-1.081
Viscosity (ASTM D2171) poise @140’F	660066	250,000-1,500,000 Poise
Softpoint (ASTM D36)	180	170-195F
Penetration(ASTM D 5)	2.90	0-5 dmm

Schedule A-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule B
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

SLOP / TRANSMIX	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

ZERO PEN	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)

BUTANE	Averaging Mechanism	N/A	N/A
	Reference Price	N/A	N/A

Trading Day: Any Business Day for which the relevant price is published.

Applicable Step-Out Pricing Dates for Baseline Volume: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “Gulf Coast” under the heading “Houston” and subheading “Prompt Pipeline” for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	Best estimate for the applicable Procurement Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $(***) / barrel

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $(***)/BBL

The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston Supplementals” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $(***)/BBL

The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston Supplementals” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $(***)/BBL

The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston Supplementals” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $(***)/BBL

The sum of
(i) the average of the means of the daily quotations appearing in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston Supplementals” and subheading “($/barrel)” for the No.6 3% quotation
(ii) minus $(***)/BBL

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur dieselquotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur dieselquotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in “Platt's US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel-quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

ASPHALT (0-PEN)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of March 2013	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $(***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $(***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $(***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $(***) / barrel	The sum of (i) the product of (x) (***) and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $(***) / barrel

ASPHALT (OTHER)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of February 2013	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

The product of
(i) (***),
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) (***) gallons / barrel

BUTANE	Averaging Mechanism	N/A	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Date
	Reference Price	N/A
The product of
(i)The NON-TET Normal Butane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading “Mont Belvieu Spot Gas Liquids Prices- Any Current Month”, in the column “AVG” under NON-TET N.Buta
(ii) (***) gallons / barrel

The product of
(i)The NON-TET Normal Butane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading “Mont Belvieu Spot Gas Liquids Prices- Any Current Month”, in the column “AVG” under NON-TET N.Buta
(ii) (***) gallons / barrel

The product of
(i)The NON-TET Normal Butane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading “Mont Belvieu Spot Gas Liquids Prices- Any Current Month”, in the column “AVG” under NON-TET N.Buta
(ii) (***) gallons / barrel

The product of
(i)The NON-TET Normal Butane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading “Mont Belvieu Spot Gas Liquids Prices- Any Current Month”, in the column “AVG” under NON-TET N.Buta
(ii) (***) gallons / barrel

Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Procurement Price will equal the sum of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract for the Trading Day preceding the relevant Invoice Date.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B.

Trading Day: Any day for which the relevant price is published.

Applicable Step-Out Pricing Dates: In the event of a Termination Date of :
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be May 29, 30, 31 of 2019
May 31, 2020, the Applicable Step-Out Pricing Dates shall be May 27, 28, 29 of 2020
May 31, 2021, the Applicable Step-Out Pricing Dates shall be May 26, 27, 28 of 2021

Schedule B-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE C

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
R = F + I + K + M
Where:
“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month
“I” represent the Sales for Current Month Value of such month,
“K” represents the Short Crude FIFO Value as of the end of such month, and
“M” represents Crude Purchase Fee as defined in Article 6.4
“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Position or Long Crude FIFO Position. If the prior month has a Short Crude FIFO Position then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Position then use that prior month’s Long Crude FIFO Price.
“Monthly Crude Oil True-up Amount” (denoted as “Z”) means, for any month, the sum of the Gross Monthly Crude Oil Value for such month and the Aggregate Daily Supply Value for such month; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.
“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.
“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the

Schedule C-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a negative number.
“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.

“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
I = P + S + Q
Where:
“P” represents the Monthly Crude Procurement Purchase Value
“S” represents the Monthly Crude Procurement Sale Value
“Q” represents the Additional Sales Value
“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.
“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.
“Monthly Crude Procurement Sales Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.

“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

“Monthly Crude Procurement Purchase Price” means, for any month, the volume weighted average price of crude oil purchased by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
“Monthly Crude Procurement Sale Price” means, for any month, the volume weighted average price of crude oil sold by Aron (whether Third Party Suppliers, the Company, or Affiliates of the

Schedule C-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the Termination Date Crude Oil Volume]
“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the Commencement Date Crude Oil Volume]
“Monthly Crude Receipts” (denoted as “C”) means, for any month, means, for any month, the product of (A) -1 and (B) the sum of (1) Monthly Crude Procurement Purchase Volume and (2) Monthly Crude Procurement Sale Volume..

“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (A + C – B)
Where:
“A” represents the Actual Month Beginning Crude Volume for such month,
“C” represents the Monthly Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.
“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
T – A – C
Where:
“T” represents the Target Month End Crude Volume for such month,
“A” represents the Actual Month Beginning Crude Volume for such month, and
“C” represents Monthly Crude Receipts for such month.
“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)

Schedule C-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Where:
“K” represents the Short Crude FIFO Position as of the end of the prior month, and
“L” represents the Long Crude FIFO Position as of the end of the prior month.
“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
D – F
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F
Where:
“E” represents the Target Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Short Crude FIFO Position” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Position.
“Short Crude FIFO Value” means, for any Short Crude FIFO Position and applicable month, the product of such Short Crude FIFO Position and the Short Crude FIFO Price for such month (which will be a negative number).

Schedule C-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Long Crude FIFO Position” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Position.
“Long Crude FIFO Value” means, for any Long Crude FIFO Position and applicable month, the product of such Long Crude FIFO Position and the Long Crude FIFO Price for such month.
“Aggregate Daily Supply Value” (denoted as “W”) means, for any month, the sum of the Interim Payments for all calendar days (or portions thereof) included in such month, times -1 (negative one).
II. For purposes of determining the Aggregate Monthly Product True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
R = F + I + L
Where:
“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume from Prior Month,
“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume for such month and Product Group and the Adjusted Target Product Purchase Volume for such month and Product Group, and
“L” represents Long Product FIFO Value as of the end of such month.
“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Positions.

Schedule C-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Monthly Product True-up Amount” (denoted as “Z”) means, for any month and Product Group, the sum of Gross Monthly Product Value (“R”) for such month and Product Group and the Aggregate Daily Product Value (“W”) for such month and Product Group; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Aggregate Monthly Product True-up Amount” means for any month, the sum of the Monthly Product True-up Amount for such month and for all Product Groups; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volume]
“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the Commencement Date Product Volume]
“Monthly Product Purchase Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
B + C – A
Where:
“B” represents the Actual Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
T + C – A
Where:
“T” represents the Target Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and

Schedule C-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)
Where:
“K” represents the Short Product FIFO Position as of the end of the prior month, and
“L” represents the Long Product FIFO Position as of the end of the prior month.
“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
D – F
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F
Where:
“E” represents the Target Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Short Product FIFO Position” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:

Schedule C-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Short Product FIFO Value” means, for any Short Product FIFO Position and applicable month, the product of such Short Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Position.
“Long Product FIFO Position” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Long Product FIFO Value” means, for any Long Product FIFO Position and applicable month, the product of such Long Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Position.
“Aggregate Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.
“Aggregate Daily Product Value” (denoted as “W”) means, for any month and Product Group, the product of (i) – 1 (negative one ) and (ii) the sum of the Interim Payments for such Product Group for all calendar days (or portions thereof) included in such month.

Schedule C-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule D: Operational Volume Range

		Minimum (bbls)		Maximum (bbls)
Product Group		Baseline Volume	Volume in Excess of Baseline	Baseline Volume	Volume in Excess of Baseline	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum allowed change in month end target

Crude						Business day following receipt of Monthly Crude Forecast
Big Spring Tanks		(***)	(***)	(***)	(***)
Mesa Linefill		(***)	(***)	(***)	(***)
Centurion Linefill**		(***)	(***)	(***)	(***)
Total		(***)	(***)	(***)	(***)
(***)
* May change from time to time based on Mesa Pipeline requirements
** Will be added if Centurion Pipeline is added to agreement

Gasoline		(***)	(***)	(***)	(***)	15th of preceding month	(***) bbls increase or decrease
*Feb / Mar Max Limit of (***) bbls ((***) barrels of Baseline Volume &(***) barrels of Volume in Excess of Baseline)

Butane						15th of preceding month
	Jan	(***)	(***)	(***)	(***)
	Feb	(***)	(***)	(***)	(***)
	Mar	(***)	(***)	(***)	(***)
	Apr	(***)	(***)	(***)	(***)
	May	(***)	(***)	(***)	(***)
	Jun	(***)	(***)	(***)	(***)
	Jul	(***)	(***)	(***)	(***)
	Aug	(***)	(***)	(***)	(***)
	Sep	(***)	(***)	(***)	(***)
	Oct	(***)	(***)	(***)	(***)
	Nov	(***)	(***)	(***)	(***)
	Dec	(***)	(***)	(***)	(***)

Jet		(***)	(***)	(***)	(***)	15th of preceding month
		(***)	(***)	(***)	(***)
Diesel		(***)	(***)	(***)	(***)	15th of preceding month	(***) bbls increase or decrease
		(***)	(***)	(***)	(***)
Catfeed		(***)	(***)	(***)	(***)	Business day following receipt of Monthly Crude Forecast	(***) bbls increase or decrease
		(***)	(***)	(***)	(***)
Slurry		(***)	(***)	(***)	(***)	15th of preceding month
		(***)	(***)	(***)	(***)
Slop / Transmix		(***)	(***)	(***)	(***)	Business day following receipt of Monthly Crude Forecast

Zero Pen						15th of the month, three months prior
	Jan	(***)	(***)	(***)	(***)	(***)	(***)
	Feb	(***)	(***)	(***)	(***)	(***)	(***)
	Mar	(***)	(***)	(***)	(***)	(***)	(***)
	Apr	(***)	(***)	(***)	(***)	(***)	(***)
	May	(***)	(***)	(***)	(***)	(***)	(***)
	Jun	(***)	(***)	(***)	(***)	(***)	(***)
	Jul	(***)	(***)	(***)	(***)	(***)	(***)
	Aug	(***)	(***)	(***)	(***)	(***)	(***)
	Sep	(***)	(***)	(***)	(***)	(***)	(***)
	Oct	(***)	(***)	(***)	(***)	(***)	(***)
	Nov	(***)	(***)	(***)	(***)	(***)	(***)
	Dec	(***)	(***)	(***)	(***)	(***)	(***)

Asphalt						15th of the month, three months prior
	Jan	(***)	(***)	(***)	(***)	(***)	(***)
	Feb	(***)	(***)	(***)	(***)	(***)	(***)
	Mar	(***)	(***)	(***)	(***)	(***)	(***)
	Apr	(***)	(***)	(***)	(***)	(***)	(***)
	May	(***)	(***)	(***)	(***)	(***)	(***)
	Jun	(***)	(***)	(***)	(***)	(***)	(***)
	Jul	(***)	(***)	(***)	(***)	(***)	(***)
	Aug	(***)	(***)	(***)	(***)	(***)	(***)
	Sep	(***)	(***)	(***)	(***)	(***)	(***)
	Oct	(***)	(***)	(***)	(***)	(***)	(***)
	Nov	(***)	(***)	(***)	(***)	(***)	(***)
	Dec	(***)	(***)	(***)	(***)	(***)	(***)

Propane						15th of preceding month	(***) bbls increase / (***) bbls decrease
	Jan	(***)	(***)	(***)	(***)	(***)	(***)
	Feb	(***)	(***)	(***)	(***)	(***)	(***)
	Mar	(***)	(***)	(***)	(***)	(***)	(***)
	Apr	(***)	(***)	(***)	(***)	(***)	(***)
	May	(***)	(***)	(***)	(***)	(***)	(***)
	Jun	(***)	(***)	(***)	(***)	(***)	(***)
	Jul	(***)	(***)	(***)	(***)	(***)	(***)
	Aug	(***)	(***)	(***)	(***)	(***)	(***)
	Sep	(***)	(***)	(***)	(***)	(***)	(***)
	Oct	(***)	(***)	(***)	(***)	(***)	(***)
	Nov	(***)	(***)	(***)	(***)	(***)	(***)
	Dec	(***)	(***)	(***)	(***)	(***)	(***)

***Forced builds / draws resulting from changes to minimum or maximum Volume in Excess of Baseline do not impact discretionary builds / draws.
Discretionary builds / draws are subject to maximum allowed change in month end targets and volumetric minimum and maximum.

Example:
Month 1:
Baseline: (***) barrels
Volume in Excess Baseline (Min): (***) Barrels
Volume in Excess Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target: (***) Barrels (***) barrels of Baseline + (***) barrels Volume in Excess of Baseline)

Month 2:
Baseline: (***) barrels
Volume in Excess of Baseline (Min): (***) Barrels
Volume in Excess of Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target can be (Baseline + Volume in Excess of Baseline): (***) Barrels to (***) Barrels

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule E

Location	Tank #	Typical Content	Shell Capacity
Abilene	068TK102	CBOB- Unlead	55,000
Abilene	068TK103	PCBOB-Premium	25,000
Abilene	068TK104	Jet	25,000
Abilene	068TK105	Diesel	28,472
Abilene	068TK202	Transmix	2,000
Big Spring	1011 Tk	Crude	225,000
Big Spring	109 Tk	Kerosene/Jet	10,000
Big Spring	112 Tk	Slop Oil	32,000
Big Spring	122 Tk	CBOB- Unlead	20,000
Big Spring	123 Tk	PCBOB- Premium	30,000
Big Spring	124 Tk	AAS-104	10,000
Big Spring	125 Tk	CBOB- Unlead	20,000
Big Spring	126 Tk	ULSD-Diesel	80,000
Big Spring	128 Tk	PCBOB-Premium	20,000
Big Spring	130 Tk	Carbon Black Oil	10,000
Big Spring	155 Tk	Kerosene /Jet	30,000
Big Spring	156 Tk	Kerosene/Jet	10,000
Big Spring	180 Tk	FCCU Charge	80,000
Big Spring	182 Tk	FCCU Charge	80,000
Big Spring	183 Tk	Cat Gasoline /Cat Naphtha	80,000
Big Spring	184 Tk	CBOB-Unlead	30,000
Big Spring	185 Tk	CBOB- Unlead	30,000
Big Spring	199 Tk	Asphalt	10,000
Big Spring	2002 Tk	Alkylate	30,000
Big Spring	202 Tk	Asphalt	10,000
Big Spring	203 Tk	Asphalt	10,000
Big Spring	2044 Tk	Grace-E Unfinished Diesel	90,000
Big Spring	2045 Tk	Grace-W Unfinished Diesel	130,000
Big Spring	205 Tk	Asphalt	80,000
Big Spring	206 Tk	Asphalt - Flux oil	80,000
Big Spring	207 Tk	O-Pen	80,000
Big Spring	208 Tk	O-Pen	100,000
Big Spring	212 Tk	Asphalt	1,500
Big Spring	213 Tk	Asphalt - Primer	1,500
Big Spring	214 Tk	Asphalt/MC-30	1,500
Big Spring	215 Tk	AsphaltRC-250	1,500
Big Spring	216 Tk	LCO	1,500
Big Spring	25 Tk	GTR POC	1,680
Big Spring	3004 Tk	AC-10	5,157
Big Spring	3005 Tk	GTR/Con	6,580
Big Spring	3006 Tk	AC-10	2,631
Big Spring	3007 Tk	AC-(10-2)&(12-5) TR	3,000
Big Spring	3008 Tk	Ashpalt	13,633
Big Spring	3009 Tk	Asphalt	15,000
Big Spring	3010 Tk	Asphalt	74,173
Big Spring	3011 Tk	GTR/Con	15,000
Big Spring	3131 TK	CBOB - Unlead	56,000
Big Spring	3132 Tk	Diesel	56,000
Big Spring	321 Tk	Toluene	10,000
Big Spring	322 Tk	Diesel Rundown	10,000
Big Spring	326 Tk	Benzene	10,000
Big Spring	327 Tk	Diesel Rundown	10,000
Big Spring	328 Tk	Sweet Naphtha	20,000
Big Spring	350 Tk	Aromex Charge	30,000
Big Spring	351 Tk	Reformate	55,000
Big Spring	352 Tk	Sour Naphtha	80,000
Big Spring	353 Tk	Raffinate	30,000
Big Spring	410 Tk	PMA POC	1,300
Big Spring	72 Tk	Olefins	2,000
Big Spring	75 Tk	Pentane	10,000
Big Spring	TP-5 Tk	Crude	125,000
Big Spring	TP-7 Tk	Sour Naphtha	100,000
Big Spring	Well 1004	Butane (C4)	112,500
Big Spring	Well 1007	Olefins	111,500
Big Spring	Well 1005	Iso Butane	100,000
Duncan	067TK001	CBOB Regular	30,000
Duncan	067TK002	CBOB Regular	30,000
Duncan	067TK003	CBOB Regular	30,000
Duncan	067TK004	CBOB Regular	30,000
Duncan	067TK005	Diesel	30,000
Duncan	067TK006	Diesel	30,000
Duncan	067TK007	Transmix	250
Dyess Pipeline	Linefill	Jet	628
El Paso	Comingled	Diesel	30,000
El Paso	Comingled	Gasoline	60,000
El Paso	Comingled	Transmix	6,000
Enterprise Pipeline	Linefill	Crude	Determined by Carrier
FinTex Pipeline (BS to Orla)	Linefill	Diesel/Gasoline	65,000
Orla Pipeline (Orla to El Paso)	Linefill	Diesel/Gasoline	30,000
Orla	069TK100	Gasoline	56,000
Orla	069TK200	Gasoline	35,437
Orla	069TK300	Gasoline	35,737
Orla	069TK400	Transmix	6,908
Orla	069TK500	Transmix	1,000
Basin Pipeline/Plains	Linefill	Crude	Determined by Carrier
Mesa Pipeline/Sunoco	Linefill	Crude	Determined by Carrier
Mesa Pipeline/Plains	Linefill	Crude	Determined by Carrier
River Pipeline	Linefill	Diesel/ Gasoline	9,240
Trust Pipeline	Linefill	Diesel/ Gasoline/ Jet	104,000
Wichita Falls	066TK001	PCBOB -Premium	20,000
Wichita Falls	066TK002	Diesel	20,000
Wichita Falls	066TK004	Diesel	20,000
Wichita Falls	066TK006	Diesel	20,000
Wichita Falls	066TK007	Jet	20,000
Wichita Falls	066TK008	Jet	20,000
Wichita Falls	066TK009	Transmix	10,000
Wichita Falls	066TK010	Transmix	10,000
Wichita Falls	066TK013	CBOB Unlead	30,000
Wichita Falls	066TK014	CBOB Unlead	30,000

Schedule E-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
SCHEDULE G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor
58	Friday, January 23, 2015	Wednesday, January 21, 2015	Monday, January 26, 2015	Tuesday, January 27, 2015	Friday, February 20, 2015	All	1	1	1
59	Monday, January 26, 2015	Thursday, January 22, 2015	Tuesday, January 27, 2015	Wednesday, January 28, 2015	Friday, February 20, 2015	All	1	1	1
60	Tuesday, January 27, 2015	Monday, January 26, 2015	Wednesday, January 28, 2015	Thursday, January 29, 2015	Friday, February 20, 2015	All	1	1	1
61	Wednesday, January 28, 2015	Friday, January 23, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1	0.67	1
62	Wednesday, January 28, 2015	Saturday, January 24, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1	0.67	1
63	Wednesday, January 28, 2015	Sunday, January 25, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1	0.67	1
64	Wednesday, January 28, 2015	Friday, January 23, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1	0.33	1
65	Wednesday, January 28, 2015	Saturday, January 24, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1	0.33	1
66	Wednesday, January 28, 2015	Sunday, January 25, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1	0.33	1
67	Thursday, January 29, 2015	Tuesday, January 27, 2015	Friday, January 30, 2015	Monday, February 2, 2015	Friday, March 20, 2015	All	1	1	1
68	Friday, January 30, 2015	Wednesday, January 28, 2015	Monday, February 2, 2015	Tuesday, February 3, 2015	Friday, March 20, 2015	All	1	1	1
69	Monday, February 2, 2015	Thursday, January 29, 2015	Tuesday, February 3, 2015	Wednesday, February 4, 2015	Friday, March 20, 2015	All	1	1	1
70	Tuesday, February 3, 2015	Monday, February 2, 2015	Wednesday, February 4, 2015	Thursday, February 5, 2015	Friday, March 20, 2015	All	1	1	1
71	Wednesday, February 4, 2015	Friday, January 30, 2015	Thursday, February 5, 2015	Friday, February 6, 2015	Friday, March 20, 2015	All	1	1	1
72	Wednesday, February 4, 2015	Saturday, January 31, 2015	Thursday, February 5, 2015	Friday, February 6, 2015	Friday, March 20, 2015	All	1	1	1
73	Wednesday, February 4, 2015	Sunday, February 1, 2015	Thursday, February 5, 2015	Friday, February 6, 2015	Friday, March 20, 2015	All	1	1	1
74	Thursday, February 5, 2015	Tuesday, February 3, 2015	Friday, February 6, 2015	Monday, February 9, 2015	Friday, March 20, 2015	All	1	1	1
75	Friday, February 6, 2015	Wednesday, February 4, 2015	Monday, February 9, 2015	Tuesday, February 10, 2015	Friday, March 20, 2015	All	1	1	1
76	Monday, February 9, 2015	Thursday, February 5, 2015	Tuesday, February 10, 2015	Wednesday, February 11, 2015	Friday, March 20, 2015	All	1	1	1
77	Tuesday, February 10, 2015	Monday, February 9, 2015	Wednesday, February 11, 2015	Thursday, February 12, 2015	Friday, March 20, 2015	All	1	1	1
78	Wednesday, February 11, 2015	Friday, February 6, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.33	1	1
79	Wednesday, February 11, 2015	Saturday, February 7, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.33	1	1
80	Wednesday, February 11, 2015	Sunday, February 8, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.33	1	1
81	Thursday, February 12, 2015	Tuesday, February 10, 2015	Friday, February 13, 2015	Tuesday, February 17, 2015	Friday, March 20, 2015	All	1	1	1
82	Friday, February 13, 2015	Wednesday, February 11, 2015	Tuesday, February 17, 2015	Wednesday, February 18, 2015	Friday, March 20, 2015	All	1	1	1
83	Tuesday, February 17, 2015	Thursday, February 12, 2015	Wednesday, February 18, 2015	Thursday, February 19, 2015	Friday, March 20, 2015	All	1	1	1
84	Wednesday, February 18, 2015	Friday, February 13, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.75	1	1
85	Wednesday, February 18, 2015	Saturday, February 14, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.75	1	1
86	Wednesday, February 18, 2015	Sunday, February 15, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.75	1	1
87	Wednesday, February 18, 2015	Monday, February 16, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.75	1	1
88	Thursday, February 19, 2015	Tuesday, February 17, 2015	Friday, February 20, 2015	Monday, February 23, 2015	Friday, March 20, 2015	All	1	1	1
89	Friday, February 20, 2015	Wednesday, February 18, 2015	Monday, February 23, 2015	Tuesday, February 24, 2015	Friday, March 20, 2015	All	1	1	1
90	Monday, February 23, 2015	Thursday, February 19, 2015	Tuesday, February 24, 2015	Wednesday, February 25, 2015	Friday, March 20, 2015	All	1	1	1
91	Tuesday, February 24, 2015	Monday, February 23, 2015	Wednesday, February 25, 2015	Thursday, February 26, 2015	Friday, March 20, 2015	All	1	1	1
92	Wednesday, February 25, 2015	Friday, February 20, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1	0.67	1
93	Wednesday, February 25, 2015	Saturday, February 21, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1	0.67	1
94	Wednesday, February 25, 2015	Sunday, February 22, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1	0.67	1
95	Wednesday, February 25, 2015	Friday, February 20, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1	0.33	1
96	Wednesday, February 25, 2015	Saturday, February 21, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1	0.33	1
97	Wednesday, February 25, 2015	Sunday, February 22, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1	0.33	1
98	Thursday, February 26, 2015	Tuesday, February 24, 2015	Friday, February 27, 2015	Monday, March 2, 2015	Monday, April 20, 2015	All	1	1	1
99	Friday, February 27, 2015	Wednesday, February 25, 2015	Monday, March 2, 2015	Tuesday, March 3, 2015	Monday, April 20, 2015	All	1	1	1
100	Monday, March 2, 2015	Thursday, February 26, 2015	Tuesday, March 3, 2015	Wednesday, March 4, 2015	Monday, April 20, 2015	All	1	1	1
101	Tuesday, March 3, 2015	Monday, March 2, 2015	Wednesday, March 4, 2015	Thursday, March 5, 2015	Monday, April 20, 2015	All	1	1	1
102	Wednesday, March 4, 2015	Friday, February 27, 2015	Thursday, March 5, 2015	Friday, March 6, 2015	Monday, April 20, 2015	All	1	1	1
103	Wednesday, March 4, 2015	Saturday, February 28, 2015	Thursday, March 5, 2015	Friday, March 6, 2015	Monday, April 20, 2015	All	1	1	1
104	Wednesday, March 4, 2015	Sunday, March 1, 2015	Thursday, March 5, 2015	Friday, March 6, 2015	Monday, April 20, 2015	All	1	1	1
105	Thursday, March 5, 2015	Tuesday, March 3, 2015	Friday, March 6, 2015	Monday, March 9, 2015	Monday, April 20, 2015	All	1	1	1
106	Friday, March 6, 2015	Wednesday, March 4, 2015	Monday, March 9, 2015	Tuesday, March 10, 2015	Monday, April 20, 2015	All	1	1	1
107	Monday, March 9, 2015	Thursday, March 5, 2015	Tuesday, March 10, 2015	Wednesday, March 11, 2015	Monday, April 20, 2015	All	1	1	1
108	Tuesday, March 10, 2015	Monday, March 9, 2015	Wednesday, March 11, 2015	Thursday, March 12, 2015	Monday, April 20, 2015	All	1	1	1
109	Wednesday, March 11, 2015	Friday, March 6, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1	1	1
110	Wednesday, March 11, 2015	Saturday, March 7, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1	1	1
111	Wednesday, March 11, 2015	Sunday, March 8, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1	1	1
112	Thursday, March 12, 2015	Tuesday, March 10, 2015	Friday, March 13, 2015	Monday, March 16, 2015	Monday, April 20, 2015	All	1	1	1
113	Friday, March 13, 2015	Wednesday, March 11, 2015	Monday, March 16, 2015	Tuesday, March 17, 2015	Monday, April 20, 2015	All	1	1	1
114	Monday, March 16, 2015	Thursday, March 12, 2015	Tuesday, March 17, 2015	Wednesday, March 18, 2015	Monday, April 20, 2015	All	1	1	1
115	Tuesday, March 17, 2015	Monday, March 16, 2015	Wednesday, March 18, 2015	Thursday, March 19, 2015	Monday, April 20, 2015	All	1	1	1
116	Wednesday, March 18, 2015	Friday, March 13, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1	1	1
117	Wednesday, March 18, 2015	Saturday, March 14, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1	1	1
118	Wednesday, March 18, 2015	Sunday, March 15, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1	1	1
119	Thursday, March 19, 2015	Tuesday, March 17, 2015	Friday, March 20, 2015	Monday, March 23, 2015	Monday, April 20, 2015	All	1	1	1
120	Friday, March 20, 2015	Wednesday, March 18, 2015	Monday, March 23, 2015	Tuesday, March 24, 2015	Monday, April 20, 2015	All	1	1	1
121	Monday, March 23, 2015	Thursday, March 19, 2015	Tuesday, March 24, 2015	Wednesday, March 25, 2015	Monday, April 20, 2015	All	1	1	1
122	Tuesday, March 24, 2015	Monday, March 23, 2015	Wednesday, March 25, 2015	Thursday, March 26, 2015	Monday, April 20, 2015	All	1	1	1
123	Wednesday, March 25, 2015	Friday, March 20, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1	1	1
124	Wednesday, March 25, 2015	Saturday, March 21, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1	1	1
125	Wednesday, March 25, 2015	Sunday, March 22, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1	1	1
126	Thursday, March 26, 2015	Tuesday, March 24, 2015	Friday, March 27, 2015	Monday, March 30, 2015	Monday, April 20, 2015	All	1	1	1
127	Friday, March 27, 2015	Wednesday, March 25, 2015	Monday, March 30, 2015	Tuesday, March 31, 2015	Monday, April 20, 2015	All	1	1	1
128	Monday, March 30, 2015	Thursday, March 26, 2015	Tuesday, March 31, 2015	Wednesday, April 1, 2015	Wednesday, May 20, 2015	All	1	1	1
129	Tuesday, March 31, 2015	Friday, March 27, 2015	Wednesday, April 1, 2015	Thursday, April 2, 2015	Wednesday, May 20, 2015	All	1	1	1
130	Tuesday, March 31, 2015	Saturday, March 28, 2015	Wednesday, April 1, 2015	Thursday, April 2, 2015	Wednesday, May 20, 2015	All	1	1	1
131	Tuesday, March 31, 2015	Sunday, March 29, 2015	Wednesday, April 1, 2015	Thursday, April 2, 2015	Wednesday, May 20, 2015	All	1	1	1
132	Tuesday, March 31, 2015	Monday, March 30, 2015	Wednesday, April 1, 2015	Thursday, April 2, 2015	Wednesday, May 20, 2015	All	1	1	1
133	Wednesday, April 1, 2015	Tuesday, March 31, 2015	Thursday, April 2, 2015	Monday, April 6, 2015	Wednesday, May 20, 2015	All	1	1	1
134	Thursday, April 2, 2015	Wednesday, April 1, 2015	Monday, April 6, 2015	Tuesday, April 7, 2015	Wednesday, May 20, 2015	All	1	1	1
135	Monday, April 6, 2015	Thursday, April 2, 2015	Tuesday, April 7, 2015	Wednesday, April 8, 2015	Wednesday, May 20, 2015	All	1	1	1
136	Tuesday, April 7, 2015	Monday, April 6, 2015	Wednesday, April 8, 2015	Thursday, April 9, 2015	Wednesday, May 20, 2015	All	1	1	1
137	Wednesday, April 8, 2015	Friday, April 3, 2015	Thursday, April 9, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1	1	1
138	Wednesday, April 8, 2015	Saturday, April 4, 2015	Thursday, April 9, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1	1	1
139	Wednesday, April 8, 2015	Sunday, April 5, 2015	Thursday, April 9, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1	1	1
140	Thursday, April 9, 2015	Tuesday, April 7, 2015	Friday, April 10, 2015	Monday, April 13, 2015	Wednesday, May 20, 2015	All	1	1	1
141	Friday, April 10, 2015	Wednesday, April 8, 2015	Monday, April 13, 2015	Tuesday, April 14, 2015	Wednesday, May 20, 2015	All	1	1	1
142	Monday, April 13, 2015	Thursday, April 9, 2015	Tuesday, April 14, 2015	Wednesday, April 15, 2015	Wednesday, May 20, 2015	All	1	1	1
143	Tuesday, April 14, 2015	Monday, April 13, 2015	Wednesday, April 15, 2015	Thursday, April 16, 2015	Wednesday, May 20, 2015	All	1	1	1
144	Wednesday, April 15, 2015	Friday, April 10, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1	1	1
145	Wednesday, April 15, 2015	Saturday, April 11, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1	1	1
146	Wednesday, April 15, 2015	Sunday, April 12, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1	1	1
147	Thursday, April 16, 2015	Tuesday, April 14, 2015	Friday, April 17, 2015	Monday, April 20, 2015	Wednesday, May 20, 2015	All	1	1	1
148	Friday, April 17, 2015	Wednesday, April 15, 2015	Monday, April 20, 2015	Tuesday, April 21, 2015	Wednesday, May 20, 2015	All	1	1	1
149	Monday, April 20, 2015	Thursday, April 16, 2015	Tuesday, April 21, 2015	Wednesday, April 22, 2015	Wednesday, May 20, 2015	All	1	1	1
150	Tuesday, April 21, 2015	Monday, April 20, 2015	Wednesday, April 22, 2015	Thursday, April 23, 2015	Wednesday, May 20, 2015	All	1	1	1
151	Wednesday, April 22, 2015	Friday, April 17, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1	1	1
152	Wednesday, April 22, 2015	Saturday, April 18, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1	1	1
153	Wednesday, April 22, 2015	Sunday, April 19, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1	1	1
154	Thursday, April 23, 2015	Tuesday, April 21, 2015	Friday, April 24, 2015	Monday, April 27, 2015	Wednesday, May 20, 2015	All	1	1	1
155	Friday, April 24, 2015	Wednesday, April 22, 2015	Monday, April 27, 2015	Tuesday, April 28, 2015	Wednesday, May 20, 2015	All	1	1	1
156	Monday, April 27, 2015	Thursday, April 23, 2015	Tuesday, April 28, 2015	Wednesday, April 29, 2015	Wednesday, May 20, 2015	All	1	1	1
157	Tuesday, April 28, 2015	Monday, April 27, 2015	Wednesday, April 29, 2015	Thursday, April 30, 2015	Wednesday, May 20, 2015	All	1	1	1
158	Wednesday, April 29, 2015	Friday, April 24, 2015	Thursday, April 30, 2015	Friday, May 1, 2015	Friday, June 19, 2015	All	1	1	1
159	Wednesday, April 29, 2015	Saturday, April 25, 2015	Thursday, April 30, 2015	Friday, May 1, 2015	Friday, June 19, 2015	All	1	1	1
160	Wednesday, April 29, 2015	Sunday, April 26, 2015	Thursday, April 30, 2015	Friday, May 1, 2015	Friday, June 19, 2015	All	1	1	1
161	Thursday, April 30, 2015	Tuesday, April 28, 2015	Friday, May 1, 2015	Monday, May 4, 2015	Friday, June 19, 2015	All	1	1	1
162	Friday, May 1, 2015	Wednesday, April 29, 2015	Monday, May 4, 2015	Tuesday, May 5, 2015	Friday, June 19, 2015	All	1	1	1
163	Monday, May 4, 2015	Thursday, April 30, 2015	Tuesday, May 5, 2015	Wednesday, May 6, 2015	Friday, June 19, 2015	All	1	1	1
164	Tuesday, May 5, 2015	Monday, May 4, 2015	Wednesday, May 6, 2015	Thursday, May 7, 2015	Friday, June 19, 2015	All	1	1	1
165	Wednesday, May 6, 2015	Friday, May 1, 2015	Thursday, May 7, 2015	Friday, May 8, 2015	Friday, June 19, 2015	All	1	1	1
166	Wednesday, May 6, 2015	Saturday, May 2, 2015	Thursday, May 7, 2015	Friday, May 8, 2015	Friday, June 19, 2015	All	1	1	1
167	Wednesday, May 6, 2015	Sunday, May 3, 2015	Thursday, May 7, 2015	Friday, May 8, 2015	Friday, June 19, 2015	All	1	1	1
168	Thursday, May 7, 2015	Tuesday, May 5, 2015	Friday, May 8, 2015	Monday, May 11, 2015	Friday, June 19, 2015	All	1	1	1
169	Friday, May 8, 2015	Wednesday, May 6, 2015	Monday, May 11, 2015	Tuesday, May 12, 2015	Friday, June 19, 2015	All	1	1	1
170	Monday, May 11, 2015	Thursday, May 7, 2015	Tuesday, May 12, 2015	Wednesday, May 13, 2015	Friday, June 19, 2015	All	1	1	1
171	Tuesday, May 12, 2015	Monday, May 11, 2015	Wednesday, May 13, 2015	Thursday, May 14, 2015	Friday, June 19, 2015	All	1	1	1
172	Wednesday, May 13, 2015	Friday, May 8, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1	1	1
173	Wednesday, May 13, 2015	Saturday, May 9, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1	1	1
174	Wednesday, May 13, 2015	Sunday, May 10, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1	1	1
175	Thursday, May 14, 2015	Tuesday, May 12, 2015	Friday, May 15, 2015	Monday, May 18, 2015	Friday, June 19, 2015	All	1	1	1
176	Friday, May 15, 2015	Wednesday, May 13, 2015	Monday, May 18, 2015	Tuesday, May 19, 2015	Friday, June 19, 2015	All	1	1	1
177	Monday, May 18, 2015	Thursday, May 14, 2015	Tuesday, May 19, 2015	Wednesday, May 20, 2015	Friday, June 19, 2015	All	1	1	1
178	Tuesday, May 19, 2015	Monday, May 18, 2015	Wednesday, May 20, 2015	Thursday, May 21, 2015	Friday, June 19, 2015	All	1	1	1
179	Wednesday, May 20, 2015	Friday, May 15, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.33	1	1
180	Wednesday, May 20, 2015	Saturday, May 16, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.33	1	1
181	Wednesday, May 20, 2015	Sunday, May 17, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.33	1	1
182	Thursday, May 21, 2015	Tuesday, May 19, 2015	Friday, May 22, 2015	Tuesday, May 26, 2015	Friday, June 19, 2015	All	1	1	1
183	Friday, May 22, 2015	Wednesday, May 20, 2015	Tuesday, May 26, 2015	Wednesday, May 27, 2015	Friday, June 19, 2015	All	1	1	1
184	Tuesday, May 26, 2015	Monday, May 25, 2015	Wednesday, May 27, 2015	Thursday, May 28, 2015	Friday, June 19, 2015	All	1	1	1
185	Wednesday, May 27, 2015	Thursday, May 21, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.75	1	1
186	Wednesday, May 27, 2015	Friday, May 22, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.75	1	1
187	Wednesday, May 27, 2015	Saturday, May 23, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.75	1	1
188	Wednesday, May 27, 2015	Sunday, May 24, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.75	1	1
189	Thursday, May 28, 2015	Tuesday, May 26, 2015	Friday, May 29, 2015	Monday, June 1, 2015	Monday, July 20, 2015	All	1	1	1
190	Friday, May 29, 2015	Wednesday, May 27, 2015	Monday, June 1, 2015	Tuesday, June 2, 2015	Monday, July 20, 2015	All	1	1	1
191	Monday, June 1, 2015	Thursday, May 28, 2015	Tuesday, June 2, 2015	Wednesday, June 3, 2015	Monday, July 20, 2015	All	1	1	1
192	Tuesday, June 2, 2015	Monday, June 1, 2015	Wednesday, June 3, 2015	Thursday, June 4, 2015	Monday, July 20, 2015	All	1	1	1
193	Wednesday, June 3, 2015	Friday, May 29, 2015	Thursday, June 4, 2015	Friday, June 5, 2015	Monday, July 20, 2015	All	1	1	1
194	Wednesday, June 3, 2015	Saturday, May 30, 2015	Thursday, June 4, 2015	Friday, June 5, 2015	Monday, July 20, 2015	All	1	1	1
195	Wednesday, June 3, 2015	Sunday, May 31, 2015	Thursday, June 4, 2015	Friday, June 5, 2015	Monday, July 20, 2015	All	1	1	1
196	Thursday, June 4, 2015	Tuesday, June 2, 2015	Friday, June 5, 2015	Monday, June 8, 2015	Monday, July 20, 2015	All	1	1	1
197	Friday, June 5, 2015	Wednesday, June 3, 2015	Monday, June 8, 2015	Tuesday, June 9, 2015	Monday, July 20, 2015	All	1	1	1
198	Monday, June 8, 2015	Thursday, June 4, 2015	Tuesday, June 9, 2015	Wednesday, June 10, 2015	Monday, July 20, 2015	All	1	1	1
199	Tuesday, June 9, 2015	Monday, June 8, 2015	Wednesday, June 10, 2015	Thursday, June 11, 2015	Monday, July 20, 2015	All	1	1	1
200	Wednesday, June 10, 2015	Friday, June 5, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1	1	1
201	Wednesday, June 10, 2015	Saturday, June 6, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1	1	1
202	Wednesday, June 10, 2015	Sunday, June 7, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1	1	1
203	Thursday, June 11, 2015	Tuesday, June 9, 2015	Friday, June 12, 2015	Monday, June 15, 2015	Monday, July 20, 2015	All	1	1	1
204	Friday, June 12, 2015	Wednesday, June 10, 2015	Monday, June 15, 2015	Tuesday, June 16, 2015	Monday, July 20, 2015	All	1	1	1
205	Monday, June 15, 2015	Thursday, June 11, 2015	Tuesday, June 16, 2015	Wednesday, June 17, 2015	Monday, July 20, 2015	All	1	1	1
206	Tuesday, June 16, 2015	Monday, June 15, 2015	Wednesday, June 17, 2015	Thursday, June 18, 2015	Monday, July 20, 2015	All	1	1	1
207	Wednesday, June 17, 2015	Friday, June 12, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1	1	1
208	Wednesday, June 17, 2015	Saturday, June 13, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1	1	1
209	Wednesday, June 17, 2015	Sunday, June 14, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1	1	1
210	Thursday, June 18, 2015	Tuesday, June 16, 2015	Friday, June 19, 2015	Monday, June 22, 2015	Monday, July 20, 2015	All	1	1	1
211	Friday, June 19, 2015	Wednesday, June 17, 2015	Monday, June 22, 2015	Tuesday, June 23, 2015	Monday, July 20, 2015	All	1	1	1
212	Monday, June 22, 2015	Thursday, June 18, 2015	Tuesday, June 23, 2015	Wednesday, June 24, 2015	Monday, July 20, 2015	All	1	1	1
213	Tuesday, June 23, 2015	Monday, June 22, 2015	Wednesday, June 24, 2015	Thursday, June 25, 2015	Monday, July 20, 2015	All	1	1	1
214	Wednesday, June 24, 2015	Friday, June 19, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1	1	1
215	Wednesday, June 24, 2015	Saturday, June 20, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1	1	1
216	Wednesday, June 24, 2015	Sunday, June 21, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1	1	1
217	Thursday, June 25, 2015	Tuesday, June 23, 2015	Friday, June 26, 2015	Monday, June 29, 2015	Monday, July 20, 2015	All	1	1	1
218	Friday, June 26, 2015	Wednesday, June 24, 2015	Monday, June 29, 2015	Tuesday, June 30, 2015	Monday, July 20, 2015	All	1	1	1
219	Monday, June 29, 2015	Thursday, June 25, 2015	Tuesday, June 30, 2015	Wednesday, July 1, 2015	Thursday, August 20, 2015	All	1	1	1
220	Tuesday, June 30, 2015	Friday, June 26, 2015	Wednesday, July 1, 2015	Thursday, July 2, 2015	Thursday, August 20, 2015	All	1.33	1	1
221	Tuesday, June 30, 2015	Saturday, June 27, 2015	Wednesday, July 1, 2015	Thursday, July 2, 2015	Thursday, August 20, 2015	All	1.33	1	1
222	Tuesday, June 30, 2015	Sunday, June 28, 2015	Wednesday, July 1, 2015	Thursday, July 2, 2015	Thursday, August 20, 2015	All	1.33	1	1
223	Wednesday, July 1, 2015	Monday, June 29, 2015	Thursday, July 2, 2015	Monday, July 6, 2015	Thursday, August 20, 2015	All	1	1	1
224	Thursday, July 2, 2015	Tuesday, June 30, 2015	Monday, July 6, 2015	Tuesday, July 7, 2015	Thursday, August 20, 2015	All	1	1	1
225	Monday, July 6, 2015	Wednesday, July 1, 2015	Tuesday, July 7, 2015	Wednesday, July 8, 2015	Thursday, August 20, 2015	All	1	1	1
226	Tuesday, July 7, 2015	Monday, July 6, 2015	Wednesday, July 8, 2015	Thursday, July 9, 2015	Thursday, August 20, 2015	All	1	1	1
227	Wednesday, July 8, 2015	Thursday, July 2, 2015	Thursday, July 9, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.75	1	1
228	Wednesday, July 8, 2015	Friday, July 3, 2015	Thursday, July 9, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.75	1	1
229	Wednesday, July 8, 2015	Saturday, July 4, 2015	Thursday, July 9, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.75	1	1
230	Wednesday, July 8, 2015	Sunday, July 5, 2015	Thursday, July 9, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.75	1	1
231	Thursday, July 9, 2015	Tuesday, July 7, 2015	Friday, July 10, 2015	Monday, July 13, 2015	Thursday, August 20, 2015	All	1	1	1
232	Friday, July 10, 2015	Wednesday, July 8, 2015	Monday, July 13, 2015	Tuesday, July 14, 2015	Thursday, August 20, 2015	All	1	1	1
233	Monday, July 13, 2015	Thursday, July 9, 2015	Tuesday, July 14, 2015	Wednesday, July 15, 2015	Thursday, August 20, 2015	All	1	1	1
234	Tuesday, July 14, 2015	Monday, July 13, 2015	Wednesday, July 15, 2015	Thursday, July 16, 2015	Thursday, August 20, 2015	All	1	1	1
235	Wednesday, July 15, 2015	Friday, July 10, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1	1	1
236	Wednesday, July 15, 2015	Saturday, July 11, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1	1	1
237	Wednesday, July 15, 2015	Sunday, July 12, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1	1	1
238	Thursday, July 16, 2015	Tuesday, July 14, 2015	Friday, July 17, 2015	Monday, July 20, 2015	Thursday, August 20, 2015	All	1	1	1
239	Friday, July 17, 2015	Wednesday, July 15, 2015	Monday, July 20, 2015	Tuesday, July 21, 2015	Thursday, August 20, 2015	All	1	1	1
240	Monday, July 20, 2015	Thursday, July 16, 2015	Tuesday, July 21, 2015	Wednesday, July 22, 2015	Thursday, August 20, 2015	All	1	1	1
241	Tuesday, July 21, 2015	Monday, July 20, 2015	Wednesday, July 22, 2015	Thursday, July 23, 2015	Thursday, August 20, 2015	All	1	1	1
242	Wednesday, July 22, 2015	Friday, July 17, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1	1	1
243	Wednesday, July 22, 2015	Saturday, July 18, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1	1	1
244	Wednesday, July 22, 2015	Sunday, July 19, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1	1	1
245	Thursday, July 23, 2015	Tuesday, July 21, 2015	Friday, July 24, 2015	Monday, July 27, 2015	Thursday, August 20, 2015	All	1	1	1
246	Friday, July 24, 2015	Wednesday, July 22, 2015	Monday, July 27, 2015	Tuesday, July 28, 2015	Thursday, August 20, 2015	All	1	1	1
247	Monday, July 27, 2015	Thursday, July 23, 2015	Tuesday, July 28, 2015	Wednesday, July 29, 2015	Thursday, August 20, 2015	All	1	1	1
248	Tuesday, July 28, 2015	Monday, July 27, 2015	Wednesday, July 29, 2015	Thursday, July 30, 2015	Thursday, August 20, 2015	All	1	1	1
249	Wednesday, July 29, 2015	Friday, July 24, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1	0.33	1
250	Wednesday, July 29, 2015	Saturday, July 25, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1	0.33	1
251	Wednesday, July 29, 2015	Sunday, July 26, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1	0.33	1
252	Wednesday, July 29, 2015	Friday, July 24, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1	0.67	1
253	Wednesday, July 29, 2015	Saturday, July 25, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1	0.67	1
254	Wednesday, July 29, 2015	Sunday, July 26, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1	0.67	1
255	Thursday, July 30, 2015	Tuesday, July 28, 2015	Friday, July 31, 2015	Monday, August 3, 2015	Monday, September 21, 2015	All	1	1	1
256	Friday, July 31, 2015	Wednesday, July 29, 2015	Monday, August 3, 2015	Tuesday, August 4, 2015	Monday, September 21, 2015	All	1	1	1
257	Monday, August 3, 2015	Thursday, July 30, 2015	Tuesday, August 4, 2015	Wednesday, August 5, 2015	Monday, September 21, 2015	All	1	1	1
258	Tuesday, August 4, 2015	Monday, August 3, 2015	Wednesday, August 5, 2015	Thursday, August 6, 2015	Monday, September 21, 2015	All	1	1	1
259	Wednesday, August 5, 2015	Friday, July 31, 2015	Thursday, August 6, 2015	Friday, August 7, 2015	Monday, September 21, 2015	All	1	1	1
260	Wednesday, August 5, 2015	Saturday, August 1, 2015	Thursday, August 6, 2015	Friday, August 7, 2015	Monday, September 21, 2015	All	1	1	1
261	Wednesday, August 5, 2015	Sunday, August 2, 2015	Thursday, August 6, 2015	Friday, August 7, 2015	Monday, September 21, 2015	All	1	1	1
262	Thursday, August 6, 2015	Tuesday, August 4, 2015	Friday, August 7, 2015	Monday, August 10, 2015	Monday, September 21, 2015	All	1	1	1
263	Friday, August 7, 2015	Wednesday, August 5, 2015	Monday, August 10, 2015	Tuesday, August 11, 2015	Monday, September 21, 2015	All	1	1	1
264	Monday, August 10, 2015	Thursday, August 6, 2015	Tuesday, August 11, 2015	Wednesday, August 12, 2015	Monday, September 21, 2015	All	1	1	1
265	Tuesday, August 11, 2015	Monday, August 10, 2015	Wednesday, August 12, 2015	Thursday, August 13, 2015	Monday, September 21, 2015	All	1	1	1
266	Wednesday, August 12, 2015	Friday, August 7, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1	1	1
267	Wednesday, August 12, 2015	Saturday, August 8, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1	1	1
268	Wednesday, August 12, 2015	Sunday, August 9, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1	1	1
269	Thursday, August 13, 2015	Tuesday, August 11, 2015	Friday, August 14, 2015	Monday, August 17, 2015	Monday, September 21, 2015	All	1	1	1
270	Friday, August 14, 2015	Wednesday, August 12, 2015	Monday, August 17, 2015	Tuesday, August 18, 2015	Monday, September 21, 2015	All	1	1	1
271	Monday, August 17, 2015	Thursday, August 13, 2015	Tuesday, August 18, 2015	Wednesday, August 19, 2015	Monday, September 21, 2015	All	1	1	1
272	Tuesday, August 18, 2015	Monday, August 17, 2015	Wednesday, August 19, 2015	Thursday, August 20, 2015	Monday, September 21, 2015	All	1	1	1
273	Wednesday, August 19, 2015	Friday, August 14, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1	1	1
274	Wednesday, August 19, 2015	Saturday, August 15, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1	1	1
275	Wednesday, August 19, 2015	Sunday, August 16, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1	1	1
276	Thursday, August 20, 2015	Tuesday, August 18, 2015	Friday, August 21, 2015	Monday, August 24, 2015	Monday, September 21, 2015	All	1	1	1
277	Friday, August 21, 2015	Wednesday, August 19, 2015	Monday, August 24, 2015	Tuesday, August 25, 2015	Monday, September 21, 2015	All	1	1	1
278	Monday, August 24, 2015	Thursday, August 20, 2015	Tuesday, August 25, 2015	Wednesday, August 26, 2015	Monday, September 21, 2015	All	1	1	1
279	Tuesday, August 25, 2015	Monday, August 24, 2015	Wednesday, August 26, 2015	Thursday, August 27, 2015	Monday, September 21, 2015	All	1	1	1
280	Wednesday, August 26, 2015	Friday, August 21, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1	1	1
281	Wednesday, August 26, 2015	Saturday, August 22, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1	1	1
282	Wednesday, August 26, 2015	Sunday, August 23, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1	1	1
283	Thursday, August 27, 2015	Tuesday, August 25, 2015	Friday, August 28, 2015	Monday, August 31, 2015	Monday, September 21, 2015	All	1	1	1
284	Friday, August 28, 2015	Wednesday, August 26, 2015	Monday, August 31, 2015	Tuesday, September 1, 2015	Tuesday, October 20, 2015	All	1	1	1
285	Monday, August 31, 2015	Thursday, August 27, 2015	Tuesday, September 1, 2015	Wednesday, September 2, 2015	Tuesday, October 20, 2015	All	1	1	1
286	Tuesday, September 1, 2015	Monday, August 31, 2015	Wednesday, September 2, 2015	Thursday, September 3, 2015	Tuesday, October 20, 2015	All	1	1	1
287	Wednesday, September 2, 2015	Friday, August 28, 2015	Thursday, September 3, 2015	Friday, September 4, 2015	Tuesday, October 20, 2015	All	1.33	1	1
288	Wednesday, September 2, 2015	Saturday, August 29, 2015	Thursday, September 3, 2015	Friday, September 4, 2015	Tuesday, October 20, 2015	All	1.33	1	1
289	Wednesday, September 2, 2015	Sunday, August 30, 2015	Thursday, September 3, 2015	Friday, September 4, 2015	Tuesday, October 20, 2015	All	1.33	1	1
290	Thursday, September 3, 2015	Tuesday, September 1, 2015	Friday, September 4, 2015	Tuesday, September 8, 2015	Tuesday, October 20, 2015	All	1	1	1
291	Friday, September 4, 2015	Wednesday, September 2, 2015	Tuesday, September 8, 2015	Wednesday, September 9, 2015	Tuesday, October 20, 2015	All	1	1	1
292	Tuesday, September 8, 2015	Thursday, September 3, 2015	Wednesday, September 9, 2015	Thursday, September 10, 2015	Tuesday, October 20, 2015	All	1	1	1
293	Wednesday, September 9, 2015	Friday, September 4, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.75	1	1
294	Wednesday, September 9, 2015	Saturday, September 5, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.75	1	1
295	Wednesday, September 9, 2015	Sunday, September 6, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.75	1	1
296	Wednesday, September 9, 2015	Monday, September 7, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.75	1	1
297	Thursday, September 10, 2015	Tuesday, September 8, 2015	Friday, September 11, 2015	Monday, September 14, 2015	Tuesday, October 20, 2015	All	1	1	1
298	Friday, September 11, 2015	Wednesday, September 9, 2015	Monday, September 14, 2015	Tuesday, September 15, 2015	Tuesday, October 20, 2015	All	1	1	1
299	Monday, September 14, 2015	Thursday, September 10, 2015	Tuesday, September 15, 2015	Wednesday, September 16, 2015	Tuesday, October 20, 2015	All	1	1	1
300	Tuesday, September 15, 2015	Monday, September 14, 2015	Wednesday, September 16, 2015	Thursday, September 17, 2015	Tuesday, October 20, 2015	All	1	1	1
301	Wednesday, September 16, 2015	Friday, September 11, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1	1	1
302	Wednesday, September 16, 2015	Saturday, September 12, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1	1	1
303	Wednesday, September 16, 2015	Sunday, September 13, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1	1	1
304	Thursday, September 17, 2015	Tuesday, September 15, 2015	Friday, September 18, 2015	Monday, September 21, 2015	Tuesday, October 20, 2015	All	1	1	1
305	Friday, September 18, 2015	Wednesday, September 16, 2015	Monday, September 21, 2015	Tuesday, September 22, 2015	Tuesday, October 20, 2015	All	1	1	1
306	Monday, September 21, 2015	Thursday, September 17, 2015	Tuesday, September 22, 2015	Wednesday, September 23, 2015	Tuesday, October 20, 2015	All	1	1	1
307	Tuesday, September 22, 2015	Monday, September 21, 2015	Wednesday, September 23, 2015	Thursday, September 24, 2015	Tuesday, October 20, 2015	All	1	1	1
308	Wednesday, September 23, 2015	Friday, September 18, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1	1	1
309	Wednesday, September 23, 2015	Saturday, September 19, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1	1	1
310	Wednesday, September 23, 2015	Sunday, September 20, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1	1	1
311	Thursday, September 24, 2015	Tuesday, September 22, 2015	Friday, September 25, 2015	Monday, September 28, 2015	Tuesday, October 20, 2015	All	1	1	1
312	Friday, September 25, 2015	Wednesday, September 23, 2015	Monday, September 28, 2015	Tuesday, September 29, 2015	Tuesday, October 20, 2015	All	1	1	1
313	Monday, September 28, 2015	Thursday, September 24, 2015	Tuesday, September 29, 2015	Wednesday, September 30, 2015	Tuesday, October 20, 2015	All	1	1	1
314	Tuesday, September 29, 2015	Monday, September 28, 2015	Wednesday, September 30, 2015	Thursday, October 1, 2015	Friday, November 20, 2015	All	1	1	1
315	Wednesday, September 30, 2015	Friday, September 25, 2015	Thursday, October 1, 2015	Friday, October 2, 2015	Friday, November 20, 2015	All	1	1	1
316	Wednesday, September 30, 2015	Saturday, September 26, 2015	Thursday, October 1, 2015	Friday, October 2, 2015	Friday, November 20, 2015	All	1	1	1
317	Wednesday, September 30, 2015	Sunday, September 27, 2015	Thursday, October 1, 2015	Friday, October 2, 2015	Friday, November 20, 2015	All	1	1	1
318	Thursday, October 1, 2015	Tuesday, September 29, 2015	Friday, October 2, 2015	Monday, October 5, 2015	Friday, November 20, 2015	All	1	1	1
319	Friday, October 2, 2015	Wednesday, September 30, 2015	Monday, October 5, 2015	Tuesday, October 6, 2015	Friday, November 20, 2015	All	1	1	1
320	Monday, October 5, 2015	Thursday, October 1, 2015	Tuesday, October 6, 2015	Wednesday, October 7, 2015	Friday, November 20, 2015	All	1	1	1
321	Tuesday, October 6, 2015	Monday, October 5, 2015	Wednesday, October 7, 2015	Thursday, October 8, 2015	Friday, November 20, 2015	All	1	1	1
322	Wednesday, October 7, 2015	Friday, October 2, 2015	Thursday, October 8, 2015	Friday, October 9, 2015	Friday, November 20, 2015	All	1.33	1	1
323	Wednesday, October 7, 2015	Saturday, October 3, 2015	Thursday, October 8, 2015	Friday, October 9, 2015	Friday, November 20, 2015	All	1.33	1	1
324	Wednesday, October 7, 2015	Sunday, October 4, 2015	Thursday, October 8, 2015	Friday, October 9, 2015	Friday, November 20, 2015	All	1.33	1	1
325	Thursday, October 8, 2015	Tuesday, October 6, 2015	Friday, October 9, 2015	Tuesday, October 13, 2015	Friday, November 20, 2015	All	1	1	1
326	Friday, October 9, 2015	Wednesday, October 7, 2015	Tuesday, October 13, 2015	Wednesday, October 14, 2015	Friday, November 20, 2015	All	1	1	1
327	Tuesday, October 13, 2015	Thursday, October 8, 2015	Wednesday, October 14, 2015	Thursday, October 15, 2015	Friday, November 20, 2015	All	1	1	1
328	Wednesday, October 14, 2015	Friday, October 9, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.75	1	1
329	Wednesday, October 14, 2015	Saturday, October 10, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.75	1	1
330	Wednesday, October 14, 2015	Sunday, October 11, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.75	1	1
331	Wednesday, October 14, 2015	Monday, October 12, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.75	1	1
332	Thursday, October 15, 2015	Tuesday, October 13, 2015	Friday, October 16, 2015	Monday, October 19, 2015	Friday, November 20, 2015	All	1	1	1
333	Friday, October 16, 2015	Wednesday, October 14, 2015	Monday, October 19, 2015	Tuesday, October 20, 2015	Friday, November 20, 2015	All	1	1	1
334	Monday, October 19, 2015	Thursday, October 15, 2015	Tuesday, October 20, 2015	Wednesday, October 21, 2015	Friday, November 20, 2015	All	1	1	1
335	Tuesday, October 20, 2015	Monday, October 19, 2015	Wednesday, October 21, 2015	Thursday, October 22, 2015	Friday, November 20, 2015	All	1	1	1
336	Wednesday, October 21, 2015	Friday, October 16, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1	1	1
337	Wednesday, October 21, 2015	Saturday, October 17, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1	1	1
338	Wednesday, October 21, 2015	Sunday, October 18, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1	1	1
339	Thursday, October 22, 2015	Tuesday, October 20, 2015	Friday, October 23, 2015	Monday, October 26, 2015	Friday, November 20, 2015	All	1	1	1
340	Friday, October 23, 2015	Wednesday, October 21, 2015	Monday, October 26, 2015	Tuesday, October 27, 2015	Friday, November 20, 2015	All	1	1	1
341	Monday, October 26, 2015	Thursday, October 22, 2015	Tuesday, October 27, 2015	Wednesday, October 28, 2015	Friday, November 20, 2015	All	1	1	1
342	Tuesday, October 27, 2015	Monday, October 26, 2015	Wednesday, October 28, 2015	Thursday, October 29, 2015	Friday, November 20, 2015	All	1	1	1
343	Wednesday, October 28, 2015	Friday, October 23, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1	0.67	1
344	Wednesday, October 28, 2015	Saturday, October 24, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1	0.67	1
345	Wednesday, October 28, 2015	Sunday, October 25, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1	0.67	1
346	Wednesday, October 28, 2015	Friday, October 23, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1	0.33	1
347	Wednesday, October 28, 2015	Saturday, October 24, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1	0.33	1
348	Wednesday, October 28, 2015	Sunday, October 25, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1	0.33	1
349	Thursday, October 29, 2015	Tuesday, October 27, 2015	Friday, October 30, 2015	Monday, November 2, 2015	Monday, December 21, 2015	All	1	1	1
350	Friday, October 30, 2015	Wednesday, October 28, 2015	Monday, November 2, 2015	Tuesday, November 3, 2015	Monday, December 21, 2015	All	1	1	1
351	Monday, November 2, 2015	Thursday, October 29, 2015	Tuesday, November 3, 2015	Wednesday, November 4, 2015	Monday, December 21, 2015	All	1	1	1
352	Tuesday, November 3, 2015	Monday, November 2, 2015	Wednesday, November 4, 2015	Thursday, November 5, 2015	Monday, December 21, 2015	All	1	1	1
353	Wednesday, November 4, 2015	Friday, October 30, 2015	Thursday, November 5, 2015	Friday, November 6, 2015	Monday, December 21, 2015	All	1	1	1
354	Wednesday, November 4, 2015	Saturday, October 31, 2015	Thursday, November 5, 2015	Friday, November 6, 2015	Monday, December 21, 2015	All	1	1	1
355	Wednesday, November 4, 2015	Sunday, November 1, 2015	Thursday, November 5, 2015	Friday, November 6, 2015	Monday, December 21, 2015	All	1	1	1
356	Thursday, November 5, 2015	Tuesday, November 3, 2015	Friday, November 6, 2015	Monday, November 9, 2015	Monday, December 21, 2015	All	1	1	1
357	Thursday, November 5, 2015	Wednesday, November 4, 2015	Monday, November 9, 2015	Tuesday, November 10, 2015	Monday, December 21, 2015	All	1	1	1
358	Thursday, November 5, 2015	Thursday, November 5, 2015	Tuesday, November 10, 2015	Thursday, November 12, 2015	Monday, December 21, 2015	All	2	1	1
359	Tuesday, November 10, 2015	Friday, November 6, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.75	1	1
360	Tuesday, November 10, 2015	Saturday, November 7, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.75	1	1
361	Tuesday, November 10, 2015	Sunday, November 8, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.75	1	1
362	Tuesday, November 10, 2015	Monday, November 9, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.75	1	1
363	Thursday, November 12, 2015	Tuesday, November 10, 2015	Friday, November 13, 2015	Monday, November 16, 2015	Monday, December 21, 2015	All	1	1	1
364	Friday, November 13, 2015	Wednesday, November 11, 2015	Monday, November 16, 2015	Tuesday, November 17, 2015	Monday, December 21, 2015	All	1	1	1
365	Monday, November 16, 2015	Thursday, November 12, 2015	Tuesday, November 17, 2015	Wednesday, November 18, 2015	Monday, December 21, 2015	All	1	1	1
366	Tuesday, November 17, 2015	Monday, November 16, 2015	Wednesday, November 18, 2015	Thursday, November 19, 2015	Monday, December 21, 2015	All	1	1	1
367	Wednesday, November 18, 2015	Friday, November 13, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1	1	1
368	Wednesday, November 18, 2015	Saturday, November 14, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1	1	1
369	Wednesday, November 18, 2015	Sunday, November 15, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1	1	1
370	Thursday, November 19, 2015	Tuesday, November 17, 2015	Friday, November 20, 2015	Monday, November 23, 2015	Monday, December 21, 2015	All	1	1	1
371	Friday, November 20, 2015	Wednesday, November 18, 2015	Monday, November 23, 2015	Tuesday, November 24, 2015	Monday, December 21, 2015	All	1	1	1
372	Monday, November 23, 2015	Thursday, November 19, 2015	Tuesday, November 24, 2015	Wednesday, November 25, 2015	Monday, December 21, 2015	All	2	1	1
373	Tuesday, November 24, 2015	Friday, November 20, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1	1	1
374	Tuesday, November 24, 2015	Saturday, November 21, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1	1	1
375	Tuesday, November 24, 2015	Sunday, November 22, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1	1	1
376	Wednesday, November 25, 2015	Monday, November 23, 2015	Friday, November 27, 2015	Monday, November 30, 2015	Monday, December 21, 2015	All	1	1	1
377	Friday, November 27, 2015	Tuesday, November 24, 2015	Monday, November 30, 2015	Tuesday, December 1, 2015	Wednesday, January 20, 2016	All	1	1	1
378	Monday, November 30, 2015	Wednesday, November 25, 2015	Tuesday, December 1, 2015	Wednesday, December 2, 2015	Wednesday, January 20, 2016	All	1	1	1
379	Tuesday, December 1, 2015	Monday, November 30, 2015	Wednesday, December 2, 2015	Thursday, December 3, 2015	Wednesday, January 20, 2016	All	1	1	1
380	Wednesday, December 2, 2015	Thursday, November 26, 2015	Thursday, December 3, 2015	Friday, December 4, 2015	Wednesday, January 20, 2016	All	0.75	1	1
381	Wednesday, December 2, 2015	Friday, November 27, 2015	Thursday, December 3, 2015	Friday, December 4, 2015	Wednesday, January 20, 2016	All	0.75	1	1
382	Wednesday, December 2, 2015	Saturday, November 28, 2015	Thursday, December 3, 2015	Friday, December 4, 2015	Wednesday, January 20, 2016	All	0.75	1	1
383	Wednesday, December 2, 2015	Sunday, November 29, 2015	Thursday, December 3, 2015	Friday, December 4, 2015	Wednesday, January 20, 2016	All	0.75	1	1
384	Thursday, December 3, 2015	Tuesday, December 1, 2015	Friday, December 4, 2015	Monday, December 7, 2015	Wednesday, January 20, 2016	All	1	1	1
385	Friday, December 4, 2015	Wednesday, December 2, 2015	Monday, December 7, 2015	Tuesday, December 8, 2015	Wednesday, January 20, 2016	All	1	1	1
386	Monday, December 7, 2015	Thursday, December 3, 2015	Tuesday, December 8, 2015	Wednesday, December 9, 2015	Wednesday, January 20, 2016	All	1	1	1
387	Tuesday, December 8, 2015	Monday, December 7, 2015	Wednesday, December 9, 2015	Thursday, December 10, 2015	Wednesday, January 20, 2016	All	1	1	1
388	Wednesday, December 9, 2015	Friday, December 4, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1	1	1
389	Wednesday, December 9, 2015	Saturday, December 5, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1	1	1
390	Wednesday, December 9, 2015	Sunday, December 6, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1	1	1
391	Thursday, December 10, 2015	Tuesday, December 8, 2015	Friday, December 11, 2015	Monday, December 14, 2015	Wednesday, January 20, 2016	All	1	1	1
392	Friday, December 11, 2015	Wednesday, December 9, 2015	Monday, December 14, 2015	Tuesday, December 15, 2015	Wednesday, January 20, 2016	All	1	1	1
393	Monday, December 14, 2015	Thursday, December 10, 2015	Tuesday, December 15, 2015	Wednesday, December 16, 2015	Wednesday, January 20, 2016	All	1	1	1
394	Tuesday, December 15, 2015	Monday, December 14, 2015	Wednesday, December 16, 2015	Thursday, December 17, 2015	Wednesday, January 20, 2016	All	1	1	1
395	Wednesday, December 16, 2015	Friday, December 11, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1	1	1
396	Wednesday, December 16, 2015	Saturday, December 12, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1	1	1
397	Wednesday, December 16, 2015	Sunday, December 13, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1	1	1
398	Thursday, December 17, 2015	Tuesday, December 15, 2015	Friday, December 18, 2015	Monday, December 21, 2015	Wednesday, January 20, 2016	All	1	1	1
399	Friday, December 18, 2015	Wednesday, December 16, 2015	Monday, December 21, 2015	Tuesday, December 22, 2015	Wednesday, January 20, 2016	All	1	1	1
400	Monday, December 21, 2015	Thursday, December 17, 2015	Tuesday, December 22, 2015	Wednesday, December 23, 2015	Wednesday, January 20, 2016	All	1	1	1
401	Tuesday, December 22, 2015	Friday, December 18, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1	1	1
402	Tuesday, December 22, 2015	Saturday, December 19, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1	1	1
403	Tuesday, December 22, 2015	Sunday, December 20, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1	1	1
404	Tuesday, December 22, 2015	Monday, December 21, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1	1	1
405	Wednesday, December 23, 2015	Tuesday, December 22, 2015	Thursday, December 24, 2015	Monday, December 28, 2015	Wednesday, January 20, 2016	All	1	1	1
406	Thursday, December 24, 2015	Wednesday, December 23, 2015	Monday, December 28, 2015	Tuesday, December 29, 2015	Wednesday, January 20, 2016	All	1	1	1
407	Monday, December 28, 2015	Thursday, December 24, 2015	Tuesday, December 29, 2015	Wednesday, December 30, 2015	Wednesday, January 20, 2016	All	1	1	1
408	Tuesday, December 29, 2015	Friday, December 25, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1	0.25	1
409	Tuesday, December 29, 2015	Saturday, December 26, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1	0.25	1
410	Tuesday, December 29, 2015	Sunday, December 27, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1	0.25	1
411	Tuesday, December 29, 2015	Monday, December 28, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1	0.25	1
412	Tuesday, December 29, 2015	Friday, December 25, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1	0.75	1
413	Tuesday, December 29, 2015	Saturday, December 26, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1	0.75	1
414	Tuesday, December 29, 2015	Sunday, December 27, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1	0.75	1
415	Tuesday, December 29, 2015	Monday, December 28, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1	0.75	1
416	Wednesday, December 30, 2015	Tuesday, December 29, 2015	Thursday, December 31, 2015	Monday, January 4, 2016	Friday, February 19, 2016	All	1	1	1
417	Thursday, December 31, 2015	Wednesday, December 30, 2015	Monday, January 4, 2016	Tuesday, January 5, 2016	Friday, February 19, 2016	All	1	1	1
418	Monday, January 4, 2016	Thursday, December 31, 2015	Tuesday, January 5, 2016	Wednesday, January 6, 2016	Friday, February 19, 2016	All	1	1	1
419	Tuesday, January 5, 2016	Monday, January 4, 2016	Wednesday, January 6, 2016	Thursday, January 7, 2016	Friday, February 19, 2016	All	1	1	1
420	Wednesday, January 6, 2016	Friday, January 1, 2016	Thursday, January 7, 2016	Friday, January 8, 2016	Friday, February 19, 2016	All	1	1	1
421	Wednesday, January 6, 2016	Saturday, January 2, 2016	Thursday, January 7, 2016	Friday, January 8, 2016	Friday, February 19, 2016	All	1	1	1
422	Wednesday, January 6, 2016	Sunday, January 3, 2016	Thursday, January 7, 2016	Friday, January 8, 2016	Friday, February 19, 2016	All	1	1	1
423	Thursday, January 7, 2016	Tuesday, January 5, 2016	Friday, January 8, 2016	Monday, January 11, 2016	Friday, February 19, 2016	All	1	1	1
424	Friday, January 8, 2016	Wednesday, January 6, 2016	Monday, January 11, 2016	Tuesday, January 12, 2016	Friday, February 19, 2016	All	1	1	1
425	Monday, January 11, 2016	Thursday, January 7, 2016	Tuesday, January 12, 2016	Wednesday, January 13, 2016	Friday, February 19, 2016	All	1	1	1
426	Tuesday, January 12, 2016	Monday, January 11, 2016	Wednesday, January 13, 2016	Thursday, January 14, 2016	Friday, February 19, 2016	All	1	1	1
427	Wednesday, January 13, 2016	Friday, January 8, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.33	1	1
428	Wednesday, January 13, 2016	Saturday, January 9, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.33	1	1
429	Wednesday, January 13, 2016	Sunday, January 10, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.33	1	1
430	Thursday, January 14, 2016	Tuesday, January 12, 2016	Friday, January 15, 2016	Tuesday, January 19, 2016	Friday, February 19, 2016	All	1	1	1
431	Friday, January 15, 2016	Wednesday, January 13, 2016	Tuesday, January 19, 2016	Wednesday, January 20, 2016	Friday, February 19, 2016	All	1	1	1
432	Tuesday, January 19, 2016	Thursday, January 14, 2016	Wednesday, January 20, 2016	Thursday, January 21, 2016	Friday, February 19, 2016	All	1	1	1
433	Wednesday, January 20, 2016	Friday, January 15, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.75	1	1
434	Wednesday, January 20, 2016	Saturday, January 16, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.75	1	1
435	Wednesday, January 20, 2016	Sunday, January 17, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.75	1	1
436	Wednesday, January 20, 2016	Monday, January 18, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.75	1	1
437	Thursday, January 21, 2016	Tuesday, January 19, 2016	Friday, January 22, 2016	Monday, January 25, 2016	Friday, February 19, 2016	All	1	1	1
438	Friday, January 22, 2016	Wednesday, January 20, 2016	Monday, January 25, 2016	Tuesday, January 26, 2016	Friday, February 19, 2016	All	1	1	1
439	Monday, January 25, 2016	Thursday, January 21, 2016	Tuesday, January 26, 2016	Wednesday, January 27, 2016	Friday, February 19, 2016	All	1	1	1
440	Tuesday, January 26, 2016	Monday, January 25, 2016	Wednesday, January 27, 2016	Thursday, January 28, 2016	Friday, February 19, 2016	All	1	1	1
441	Wednesday, January 27, 2016	Friday, January 22, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1	1	1
442	Wednesday, January 27, 2016	Saturday, January 23, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1	1	1
443	Wednesday, January 27, 2016	Sunday, January 24, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1	1	1
444	Thursday, January 28, 2016	Tuesday, January 26, 2016	Friday, January 29, 2016	Monday, February 1, 2016	Monday, March 21, 2016	All	1	1	1
445	Friday, January 29, 2016	Wednesday, January 27, 2016	Monday, February 1, 2016	Tuesday, February 2, 2016	Monday, March 21, 2016	All	1	1	1
446	Monday, February 1, 2016	Thursday, January 28, 2016	Tuesday, February 2, 2016	Wednesday, February 3, 2016	Monday, March 21, 2016	All	1	1	1
447	Tuesday, February 2, 2016	Monday, February 1, 2016	Wednesday, February 3, 2016	Thursday, February 4, 2016	Monday, March 21, 2016	All	1	1	1
448	Wednesday, February 3, 2016	Friday, January 29, 2016	Thursday, February 4, 2016	Friday, February 5, 2016	Monday, March 21, 2016	All	1	1	1
449	Wednesday, February 3, 2016	Saturday, January 30, 2016	Thursday, February 4, 2016	Friday, February 5, 2016	Monday, March 21, 2016	All	1	1	1
450	Wednesday, February 3, 2016	Sunday, January 31, 2016	Thursday, February 4, 2016	Friday, February 5, 2016	Monday, March 21, 2016	All	1	1	1
451	Thursday, February 4, 2016	Tuesday, February 2, 2016	Friday, February 5, 2016	Monday, February 8, 2016	Monday, March 21, 2016	All	1	1	1
452	Friday, February 5, 2016	Wednesday, February 3, 2016	Monday, February 8, 2016	Tuesday, February 9, 2016	Monday, March 21, 2016	All	1	1	1
453	Monday, February 8, 2016	Thursday, February 4, 2016	Tuesday, February 9, 2016	Wednesday, February 10, 2016	Monday, March 21, 2016	All	1	1	1
454	Tuesday, February 9, 2016	Monday, February 8, 2016	Wednesday, February 10, 2016	Thursday, February 11, 2016	Monday, March 21, 2016	All	1	1	1
455	Wednesday, February 10, 2016	Friday, February 5, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.33	1	1
456	Wednesday, February 10, 2016	Saturday, February 6, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.33	1	1
457	Wednesday, February 10, 2016	Sunday, February 7, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.33	1	1
458	Thursday, February 11, 2016	Tuesday, February 9, 2016	Friday, February 12, 2016	Tuesday, February 16, 2016	Monday, March 21, 2016	All	1	1	1
459	Friday, February 12, 2016	Wednesday, February 10, 2016	Tuesday, February 16, 2016	Wednesday, February 17, 2016	Monday, March 21, 2016	All	1	1	1
460	Tuesday, February 16, 2016	Thursday, February 11, 2016	Wednesday, February 17, 2016	Thursday, February 18, 2016	Monday, March 21, 2016	All	1	1	1
461	Wednesday, February 17, 2016	Friday, February 12, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.75	1	1
462	Wednesday, February 17, 2016	Saturday, February 13, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.75	1	1
463	Wednesday, February 17, 2016	Sunday, February 14, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.75	1	1
464	Wednesday, February 17, 2016	Monday, February 15, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.75	1	1
465	Thursday, February 18, 2016	Tuesday, February 16, 2016	Friday, February 19, 2016	Monday, February 22, 2016	Monday, March 21, 2016	All	1	1	1
466	Friday, February 19, 2016	Wednesday, February 17, 2016	Monday, February 22, 2016	Tuesday, February 23, 2016	Monday, March 21, 2016	All	1	1	1
467	Monday, February 22, 2016	Thursday, February 18, 2016	Tuesday, February 23, 2016	Wednesday, February 24, 2016	Monday, March 21, 2016	All	1	1	1
468	Tuesday, February 23, 2016	Monday, February 22, 2016	Wednesday, February 24, 2016	Thursday, February 25, 2016	Monday, March 21, 2016	All	1	1	1
469	Wednesday, February 24, 2016	Friday, February 19, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1	1	1
470	Wednesday, February 24, 2016	Saturday, February 20, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1	1	1
471	Wednesday, February 24, 2016	Sunday, February 21, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1	1	1
472	Thursday, February 25, 2016	Tuesday, February 23, 2016	Friday, February 26, 2016	Monday, February 29, 2016	Monday, March 21, 2016	All	1	1	1
473	Friday, February 26, 2016	Wednesday, February 24, 2016	Monday, February 29, 2016	Tuesday, March 1, 2016	Wednesday, April 20, 2016	All	1	1	1
474	Monday, February 29, 2016	Thursday, February 25, 2016	Tuesday, March 1, 2016	Wednesday, March 2, 2016	Wednesday, April 20, 2016	All	1	1	1
475	Tuesday, March 1, 2016	Monday, February 29, 2016	Wednesday, March 2, 2016	Thursday, March 3, 2016	Wednesday, April 20, 2016	All	1	1	1
476	Wednesday, March 2, 2016	Friday, February 26, 2016	Thursday, March 3, 2016	Friday, March 4, 2016	Wednesday, April 20, 2016	All	1	1	1
477	Wednesday, March 2, 2016	Saturday, February 27, 2016	Thursday, March 3, 2016	Friday, March 4, 2016	Wednesday, April 20, 2016	All	1	1	1
478	Wednesday, March 2, 2016	Sunday, February 28, 2016	Thursday, March 3, 2016	Friday, March 4, 2016	Wednesday, April 20, 2016	All	1	1	1
479	Thursday, March 3, 2016	Tuesday, March 1, 2016	Friday, March 4, 2016	Monday, March 7, 2016	Wednesday, April 20, 2016	All	1	1	1
480	Friday, March 4, 2016	Wednesday, March 2, 2016	Monday, March 7, 2016	Tuesday, March 8, 2016	Wednesday, April 20, 2016	All	1	1	1
481	Monday, March 7, 2016	Thursday, March 3, 2016	Tuesday, March 8, 2016	Wednesday, March 9, 2016	Wednesday, April 20, 2016	All	1	1	1
482	Tuesday, March 8, 2016	Monday, March 7, 2016	Wednesday, March 9, 2016	Thursday, March 10, 2016	Wednesday, April 20, 2016	All	1	1	1
483	Wednesday, March 9, 2016	Friday, March 4, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1	1	1
484	Wednesday, March 9, 2016	Saturday, March 5, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1	1	1
485	Wednesday, March 9, 2016	Sunday, March 6, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1	1	1
486	Thursday, March 10, 2016	Tuesday, March 8, 2016	Friday, March 11, 2016	Monday, March 14, 2016	Wednesday, April 20, 2016	All	1	1	1
487	Friday, March 11, 2016	Wednesday, March 9, 2016	Monday, March 14, 2016	Tuesday, March 15, 2016	Wednesday, April 20, 2016	All	1	1	1
488	Monday, March 14, 2016	Thursday, March 10, 2016	Tuesday, March 15, 2016	Wednesday, March 16, 2016	Wednesday, April 20, 2016	All	1	1	1
489	Tuesday, March 15, 2016	Monday, March 14, 2016	Wednesday, March 16, 2016	Thursday, March 17, 2016	Wednesday, April 20, 2016	All	1	1	1
490	Wednesday, March 16, 2016	Friday, March 11, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1	1	1
491	Wednesday, March 16, 2016	Saturday, March 12, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1	1	1
492	Wednesday, March 16, 2016	Sunday, March 13, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1	1	1
493	Thursday, March 17, 2016	Tuesday, March 15, 2016	Friday, March 18, 2016	Monday, March 21, 2016	Wednesday, April 20, 2016	All	1	1	1
494	Friday, March 18, 2016	Wednesday, March 16, 2016	Monday, March 21, 2016	Tuesday, March 22, 2016	Wednesday, April 20, 2016	All	1	1	1
495	Monday, March 21, 2016	Thursday, March 17, 2016	Tuesday, March 22, 2016	Wednesday, March 23, 2016	Wednesday, April 20, 2016	All	1	1	1
496	Tuesday, March 22, 2016	Friday, March 18, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1	1	1
497	Tuesday, March 22, 2016	Saturday, March 19, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1	1	1
498	Tuesday, March 22, 2016	Sunday, March 20, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1	1	1
499	Tuesday, March 22, 2016	Monday, March 21, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1	1	1
500	Wednesday, March 23, 2016	Tuesday, March 22, 2016	Thursday, March 24, 2016	Monday, March 28, 2016	Wednesday, April 20, 2016	All	1	1	1
501	Thursday, March 24, 2016	Wednesday, March 23, 2016	Monday, March 28, 2016	Tuesday, March 29, 2016	Wednesday, April 20, 2016	All	1	1	1
502	Monday, March 28, 2016	Thursday, March 24, 2016	Tuesday, March 29, 2016	Wednesday, March 30, 2016	Wednesday, April 20, 2016	All	1	1	1
503	Tuesday, March 29, 2016	Monday, March 28, 2016	Wednesday, March 30, 2016	Thursday, March 31, 2016	Wednesday, April 20, 2016	All	1	1	1
504	Wednesday, March 30, 2016	Friday, March 25, 2016	Thursday, March 31, 2016	Friday, April 1, 2016	Friday, May 20, 2016	All	1	1	1
505	Wednesday, March 30, 2016	Saturday, March 26, 2016	Thursday, March 31, 2016	Friday, April 1, 2016	Friday, May 20, 2016	All	1	1	1
506	Wednesday, March 30, 2016	Sunday, March 27, 2016	Thursday, March 31, 2016	Friday, April 1, 2016	Friday, May 20, 2016	All	1	1	1
507	Thursday, March 31, 2016	Tuesday, March 29, 2016	Friday, April 1, 2016	Monday, April 4, 2016	Friday, May 20, 2016	All	1	1	1
508	Friday, April 1, 2016	Wednesday, March 30, 2016	Monday, April 4, 2016	Tuesday, April 5, 2016	Friday, May 20, 2016	All	1	1	1
509	Monday, April 4, 2016	Thursday, March 31, 2016	Tuesday, April 5, 2016	Wednesday, April 6, 2016	Friday, May 20, 2016	All	1	1	1
510	Tuesday, April 5, 2016	Monday, April 4, 2016	Wednesday, April 6, 2016	Thursday, April 7, 2016	Friday, May 20, 2016	All	1	1	1
511	Wednesday, April 6, 2016	Friday, April 1, 2016	Thursday, April 7, 2016	Friday, April 8, 2016	Friday, May 20, 2016	All	1	1	1
512	Wednesday, April 6, 2016	Saturday, April 2, 2016	Thursday, April 7, 2016	Friday, April 8, 2016	Friday, May 20, 2016	All	1	1	1
513	Wednesday, April 6, 2016	Sunday, April 3, 2016	Thursday, April 7, 2016	Friday, April 8, 2016	Friday, May 20, 2016	All	1	1	1
514	Thursday, April 7, 2016	Tuesday, April 5, 2016	Friday, April 8, 2016	Monday, April 11, 2016	Friday, May 20, 2016	All	1	1	1
515	Friday, April 8, 2016	Wednesday, April 6, 2016	Monday, April 11, 2016	Tuesday, April 12, 2016	Friday, May 20, 2016	All	1	1	1
516	Monday, April 11, 2016	Thursday, April 7, 2016	Tuesday, April 12, 2016	Wednesday, April 13, 2016	Friday, May 20, 2016	All	1	1	1
517	Tuesday, April 12, 2016	Monday, April 11, 2016	Wednesday, April 13, 2016	Thursday, April 14, 2016	Friday, May 20, 2016	All	1	1	1
518	Wednesday, April 13, 2016	Friday, April 8, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1	1	1
519	Wednesday, April 13, 2016	Saturday, April 9, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1	1	1
520	Wednesday, April 13, 2016	Sunday, April 10, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1	1	1
521	Thursday, April 14, 2016	Tuesday, April 12, 2016	Friday, April 15, 2016	Monday, April 18, 2016	Friday, May 20, 2016	All	1	1	1
522	Friday, April 15, 2016	Wednesday, April 13, 2016	Monday, April 18, 2016	Tuesday, April 19, 2016	Friday, May 20, 2016	All	1	1	1
523	Monday, April 18, 2016	Thursday, April 14, 2016	Tuesday, April 19, 2016	Wednesday, April 20, 2016	Friday, May 20, 2016	All	1	1	1
524	Tuesday, April 19, 2016	Monday, April 18, 2016	Wednesday, April 20, 2016	Thursday, April 21, 2016	Friday, May 20, 2016	All	1	1	1
525	Wednesday, April 20, 2016	Friday, April 15, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1	1	1
526	Wednesday, April 20, 2016	Saturday, April 16, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1	1	1
527	Wednesday, April 20, 2016	Sunday, April 17, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1	1	1
528	Thursday, April 21, 2016	Tuesday, April 19, 2016	Friday, April 22, 2016	Monday, April 25, 2016	Friday, May 20, 2016	All	1	1	1
529	Friday, April 22, 2016	Wednesday, April 20, 2016	Monday, April 25, 2016	Tuesday, April 26, 2016	Friday, May 20, 2016	All	1	1	1
530	Monday, April 25, 2016	Thursday, April 21, 2016	Tuesday, April 26, 2016	Wednesday, April 27, 2016	Friday, May 20, 2016	All	1	1	1
531	Tuesday, April 26, 2016	Monday, April 25, 2016	Wednesday, April 27, 2016	Thursday, April 28, 2016	Friday, May 20, 2016	All	1	1	1
532	Wednesday, April 27, 2016	Friday, April 22, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1	0.67	1
533	Wednesday, April 27, 2016	Saturday, April 23, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1	0.67	1
534	Wednesday, April 27, 2016	Sunday, April 24, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1	0.67	1
535	Wednesday, April 27, 2016	Friday, April 22, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1	0.33	1
536	Wednesday, April 27, 2016	Saturday, April 23, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1	0.33	1
537	Wednesday, April 27, 2016	Sunday, April 24, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1	0.33	1
538	Thursday, April 28, 2016	Tuesday, April 26, 2016	Friday, April 29, 2016	Monday, May 2, 2016	Monday, June 20, 2016	All	1	1	1
539	Friday, April 29, 2016	Wednesday, April 27, 2016	Monday, May 2, 2016	Tuesday, May 3, 2016	Monday, June 20, 2016	All	1	1	1
540	Monday, May 2, 2016	Thursday, April 28, 2016	Tuesday, May 3, 2016	Wednesday, May 4, 2016	Monday, June 20, 2016	All	1	1	1
541	Tuesday, May 3, 2016	Monday, May 2, 2016	Wednesday, May 4, 2016	Thursday, May 5, 2016	Monday, June 20, 2016	All	1	1	1
542	Wednesday, May 4, 2016	Friday, April 29, 2016	Thursday, May 5, 2016	Friday, May 6, 2016	Monday, June 20, 2016	All	1	1	1
543	Wednesday, May 4, 2016	Saturday, April 30, 2016	Thursday, May 5, 2016	Friday, May 6, 2016	Monday, June 20, 2016	All	1	1	1
544	Wednesday, May 4, 2016	Sunday, May 1, 2016	Thursday, May 5, 2016	Friday, May 6, 2016	Monday, June 20, 2016	All	1	1	1
545	Thursday, May 5, 2016	Tuesday, May 3, 2016	Friday, May 6, 2016	Monday, May 9, 2016	Monday, June 20, 2016	All	1	1	1
546	Friday, May 6, 2016	Wednesday, May 4, 2016	Monday, May 9, 2016	Tuesday, May 10, 2016	Monday, June 20, 2016	All	1	1	1
547	Monday, May 9, 2016	Thursday, May 5, 2016	Tuesday, May 10, 2016	Wednesday, May 11, 2016	Monday, June 20, 2016	All	1	1	1
548	Tuesday, May 10, 2016	Monday, May 9, 2016	Wednesday, May 11, 2016	Thursday, May 12, 2016	Monday, June 20, 2016	All	1	1	1
549	Wednesday, May 11, 2016	Friday, May 6, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1	1	1
550	Wednesday, May 11, 2016	Saturday, May 7, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1	1	1
551	Wednesday, May 11, 2016	Sunday, May 8, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1	1	1
552	Thursday, May 12, 2016	Tuesday, May 10, 2016	Friday, May 13, 2016	Monday, May 16, 2016	Monday, June 20, 2016	All	1	1	1
553	Friday, May 13, 2016	Wednesday, May 11, 2016	Monday, May 16, 2016	Tuesday, May 17, 2016	Monday, June 20, 2016	All	1	1	1
554	Monday, May 16, 2016	Thursday, May 12, 2016	Tuesday, May 17, 2016	Wednesday, May 18, 2016	Monday, June 20, 2016	All	1	1	1
555	Tuesday, May 17, 2016	Monday, May 16, 2016	Wednesday, May 18, 2016	Thursday, May 19, 2016	Monday, June 20, 2016	All	1	1	1
556	Wednesday, May 18, 2016	Friday, May 13, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1	1	1
557	Wednesday, May 18, 2016	Saturday, May 14, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1	1	1
558	Wednesday, May 18, 2016	Sunday, May 15, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1	1	1
559	Thursday, May 19, 2016	Tuesday, May 17, 2016	Friday, May 20, 2016	Monday, May 23, 2016	Monday, June 20, 2016	All	1	1	1
560	Friday, May 20, 2016	Wednesday, May 18, 2016	Monday, May 23, 2016	Tuesday, May 24, 2016	Monday, June 20, 2016	All	1	1	1
561	Monday, May 23, 2016	Thursday, May 19, 2016	Tuesday, May 24, 2016	Wednesday, May 25, 2016	Monday, June 20, 2016	All	1	1	1
562	Tuesday, May 24, 2016	Monday, May 23, 2016	Wednesday, May 25, 2016	Thursday, May 26, 2016	Monday, June 20, 2016	All	1	1	1
563	Wednesday, May 25, 2016	Friday, May 20, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.33	1	1
564	Wednesday, May 25, 2016	Saturday, May 21, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.33	1	1
565	Wednesday, May 25, 2016	Sunday, May 22, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.33	1	1
566	Thursday, May 26, 2016	Tuesday, May 24, 2016	Friday, May 27, 2016	Tuesday, May 31, 2016	Monday, June 20, 2016	All	1	1	1
567	Friday, May 27, 2016	Wednesday, May 25, 2016	Tuesday, May 31, 2016	Wednesday, June 1, 2016	Wednesday, July 20, 2016	All	1	1	1
568	Tuesday, May 31, 2016	Thursday, May 26, 2016	Wednesday, June 1, 2016	Thursday, June 2, 2016	Wednesday, July 20, 2016	All	1	1	1
569	Wednesday, June 1, 2016	Friday, May 27, 2016	Thursday, June 2, 2016	Friday, June 3, 2016	Wednesday, July 20, 2016	All	0.75	1	1
570	Wednesday, June 1, 2016	Saturday, May 28, 2016	Thursday, June 2, 2016	Friday, June 3, 2016	Wednesday, July 20, 2016	All	0.75	1	1
571	Wednesday, June 1, 2016	Sunday, May 29, 2016	Thursday, June 2, 2016	Friday, June 3, 2016	Wednesday, July 20, 2016	All	0.75	1	1
572	Wednesday, June 1, 2016	Monday, May 30, 2016	Thursday, June 2, 2016	Friday, June 3, 2016	Wednesday, July 20, 2016	All	0.75	1	1
573	Thursday, June 2, 2016	Tuesday, May 31, 2016	Friday, June 3, 2016	Monday, June 6, 2016	Wednesday, July 20, 2016	All	1	1	1
574	Friday, June 3, 2016	Wednesday, June 1, 2016	Monday, June 6, 2016	Tuesday, June 7, 2016	Wednesday, July 20, 2016	All	1	1	1
575	Monday, June 6, 2016	Thursday, June 2, 2016	Tuesday, June 7, 2016	Wednesday, June 8, 2016	Wednesday, July 20, 2016	All	1	1	1
576	Tuesday, June 7, 2016	Monday, June 6, 2016	Wednesday, June 8, 2016	Thursday, June 9, 2016	Wednesday, July 20, 2016	All	1	1	1
577	Wednesday, June 8, 2016	Friday, June 3, 2016	Thursday, June 9, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1	1	1
578	Wednesday, June 8, 2016	Saturday, June 4, 2016	Thursday, June 9, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1	1	1
579	Wednesday, June 8, 2016	Sunday, June 5, 2016	Thursday, June 9, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1	1	1
580	Thursday, June 9, 2016	Tuesday, June 7, 2016	Friday, June 10, 2016	Monday, June 13, 2016	Wednesday, July 20, 2016	All	1	1	1
581	Friday, June 10, 2016	Wednesday, June 8, 2016	Monday, June 13, 2016	Tuesday, June 14, 2016	Wednesday, July 20, 2016	All	1	1	1
582	Monday, June 13, 2016	Thursday, June 9, 2016	Tuesday, June 14, 2016	Wednesday, June 15, 2016	Wednesday, July 20, 2016	All	1	1	1
583	Tuesday, June 14, 2016	Monday, June 13, 2016	Wednesday, June 15, 2016	Thursday, June 16, 2016	Wednesday, July 20, 2016	All	1	1	1
584	Wednesday, June 15, 2016	Friday, June 10, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1	1	1
585	Wednesday, June 15, 2016	Saturday, June 11, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1	1	1
586	Wednesday, June 15, 2016	Sunday, June 12, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1	1	1
587	Thursday, June 16, 2016	Tuesday, June 14, 2016	Friday, June 17, 2016	Monday, June 20, 2016	Wednesday, July 20, 2016	All	1	1	1
588	Friday, June 17, 2016	Wednesday, June 15, 2016	Monday, June 20, 2016	Tuesday, June 21, 2016	Wednesday, July 20, 2016	All	1	1	1
589	Monday, June 20, 2016	Thursday, June 16, 2016	Tuesday, June 21, 2016	Wednesday, June 22, 2016	Wednesday, July 20, 2016	All	1	1	1
590	Tuesday, June 21, 2016	Monday, June 20, 2016	Wednesday, June 22, 2016	Thursday, June 23, 2016	Wednesday, July 20, 2016	All	1	1	1
591	Wednesday, June 22, 2016	Friday, June 17, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1	1	1
592	Wednesday, June 22, 2016	Saturday, June 18, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1	1	1
593	Wednesday, June 22, 2016	Sunday, June 19, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1	1	1
594	Thursday, June 23, 2016	Tuesday, June 21, 2016	Friday, June 24, 2016	Monday, June 27, 2016	Wednesday, July 20, 2016	All	1	1	1
595	Friday, June 24, 2016	Wednesday, June 22, 2016	Monday, June 27, 2016	Tuesday, June 28, 2016	Wednesday, July 20, 2016	All	1	1	1
596	Monday, June 27, 2016	Thursday, June 23, 2016	Tuesday, June 28, 2016	Wednesday, June 29, 2016	Wednesday, July 20, 2016	All	1	1	1
597	Tuesday, June 28, 2016	Monday, June 27, 2016	Wednesday, June 29, 2016	Thursday, June 30, 2016	Wednesday, July 20, 2016	All	1	1	1
598	Wednesday, June 29, 2016	Friday, June 24, 2016	Thursday, June 30, 2016	Friday, July 1, 2016	Friday, August 19, 2016	All	1.33	1	1
599	Wednesday, June 29, 2016	Saturday, June 25, 2016	Thursday, June 30, 2016	Friday, July 1, 2016	Friday, August 19, 2016	All	1.33	1	1
600	Wednesday, June 29, 2016	Sunday, June 26, 2016	Thursday, June 30, 2016	Friday, July 1, 2016	Friday, August 19, 2016	All	1.33	1	1
601	Thursday, June 30, 2016	Tuesday, June 28, 2016	Friday, July 1, 2016	Tuesday, July 5, 2016	Friday, August 19, 2016	All	1	1	1
602	Friday, July 1, 2016	Wednesday, June 29, 2016	Tuesday, July 5, 2016	Wednesday, July 6, 2016	Friday, August 19, 2016	All	1	1	1
603	Tuesday, July 5, 2016	Thursday, June 30, 2016	Wednesday, July 6, 2016	Thursday, July 7, 2016	Friday, August 19, 2016	All	1	1	1
604	Wednesday, July 6, 2016	Friday, July 1, 2016	Thursday, July 7, 2016	Friday, July 8, 2016	Friday, August 19, 2016	All	0.75	1	1
605	Wednesday, July 6, 2016	Saturday, July 2, 2016	Thursday, July 7, 2016	Friday, July 8, 2016	Friday, August 19, 2016	All	0.75	1	1
606	Wednesday, July 6, 2016	Sunday, July 3, 2016	Thursday, July 7, 2016	Friday, July 8, 2016	Friday, August 19, 2016	All	0.75	1	1
607	Wednesday, July 6, 2016	Monday, July 4, 2016	Thursday, July 7, 2016	Friday, July 8, 2016	Friday, August 19, 2016	All	0.75	1	1
608	Thursday, July 7, 2016	Tuesday, July 5, 2016	Friday, July 8, 2016	Monday, July 11, 2016	Friday, August 19, 2016	All	1	1	1
609	Friday, July 8, 2016	Wednesday, July 6, 2016	Monday, July 11, 2016	Tuesday, July 12, 2016	Friday, August 19, 2016	All	1	1	1
610	Monday, July 11, 2016	Thursday, July 7, 2016	Tuesday, July 12, 2016	Wednesday, July 13, 2016	Friday, August 19, 2016	All	1	1	1
611	Tuesday, July 12, 2016	Monday, July 11, 2016	Wednesday, July 13, 2016	Thursday, July 14, 2016	Friday, August 19, 2016	All	1	1	1
612	Wednesday, July 13, 2016	Friday, July 8, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1	1	1
613	Wednesday, July 13, 2016	Saturday, July 9, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1	1	1
614	Wednesday, July 13, 2016	Sunday, July 10, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1	1	1
615	Thursday, July 14, 2016	Tuesday, July 12, 2016	Friday, July 15, 2016	Monday, July 18, 2016	Friday, August 19, 2016	All	1	1	1
616	Friday, July 15, 2016	Wednesday, July 13, 2016	Monday, July 18, 2016	Tuesday, July 19, 2016	Friday, August 19, 2016	All	1	1	1
617	Monday, July 18, 2016	Thursday, July 14, 2016	Tuesday, July 19, 2016	Wednesday, July 20, 2016	Friday, August 19, 2016	All	1	1	1
618	Tuesday, July 19, 2016	Monday, July 18, 2016	Wednesday, July 20, 2016	Thursday, July 21, 2016	Friday, August 19, 2016	All	1	1	1
619	Wednesday, July 20, 2016	Friday, July 15, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1	1	1
620	Wednesday, July 20, 2016	Saturday, July 16, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1	1	1
621	Wednesday, July 20, 2016	Sunday, July 17, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1	1	1
622	Thursday, July 21, 2016	Tuesday, July 19, 2016	Friday, July 22, 2016	Monday, July 25, 2016	Friday, August 19, 2016	All	1	1	1
623	Friday, July 22, 2016	Wednesday, July 20, 2016	Monday, July 25, 2016	Tuesday, July 26, 2016	Friday, August 19, 2016	All	1	1	1
624	Monday, July 25, 2016	Thursday, July 21, 2016	Tuesday, July 26, 2016	Wednesday, July 27, 2016	Friday, August 19, 2016	All	1	1	1
625	Tuesday, July 26, 2016	Monday, July 25, 2016	Wednesday, July 27, 2016	Thursday, July 28, 2016	Friday, August 19, 2016	All	1	1	1
626	Wednesday, July 27, 2016	Friday, July 22, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1	1	1
627	Wednesday, July 27, 2016	Saturday, July 23, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1	1	1
628	Wednesday, July 27, 2016	Sunday, July 24, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1	1	1
629	Thursday, July 28, 2016	Tuesday, July 26, 2016	Friday, July 29, 2016	Monday, August 1, 2016	Tuesday, September 20, 2016	All	1	1	1
630	Friday, July 29, 2016	Wednesday, July 27, 2016	Monday, August 1, 2016	Tuesday, August 2, 2016	Tuesday, September 20, 2016	All	1	1	1
631	Monday, August 1, 2016	Thursday, July 28, 2016	Tuesday, August 2, 2016	Wednesday, August 3, 2016	Tuesday, September 20, 2016	All	1	1	1
632	Tuesday, August 2, 2016	Monday, August 1, 2016	Wednesday, August 3, 2016	Thursday, August 4, 2016	Tuesday, September 20, 2016	All	1	1	1
633	Wednesday, August 3, 2016	Friday, July 29, 2016	Thursday, August 4, 2016	Friday, August 5, 2016	Tuesday, September 20, 2016	All	1	1	1
634	Wednesday, August 3, 2016	Saturday, July 30, 2016	Thursday, August 4, 2016	Friday, August 5, 2016	Tuesday, September 20, 2016	All	1	1	1
635	Wednesday, August 3, 2016	Sunday, July 31, 2016	Thursday, August 4, 2016	Friday, August 5, 2016	Tuesday, September 20, 2016	All	1	1	1
636	Thursday, August 4, 2016	Tuesday, August 2, 2016	Friday, August 5, 2016	Monday, August 8, 2016	Tuesday, September 20, 2016	All	1	1	1
637	Friday, August 5, 2016	Wednesday, August 3, 2016	Monday, August 8, 2016	Tuesday, August 9, 2016	Tuesday, September 20, 2016	All	1	1	1
638	Monday, August 8, 2016	Thursday, August 4, 2016	Tuesday, August 9, 2016	Wednesday, August 10, 2016	Tuesday, September 20, 2016	All	1	1	1
639	Tuesday, August 9, 2016	Monday, August 8, 2016	Wednesday, August 10, 2016	Thursday, August 11, 2016	Tuesday, September 20, 2016	All	1	1	1
640	Wednesday, August 10, 2016	Friday, August 5, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1	1	1
641	Wednesday, August 10, 2016	Saturday, August 6, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1	1	1
642	Wednesday, August 10, 2016	Sunday, August 7, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1	1	1
643	Thursday, August 11, 2016	Tuesday, August 9, 2016	Friday, August 12, 2016	Monday, August 15, 2016	Tuesday, September 20, 2016	All	1	1	1
644	Friday, August 12, 2016	Wednesday, August 10, 2016	Monday, August 15, 2016	Tuesday, August 16, 2016	Tuesday, September 20, 2016	All	1	1	1
645	Monday, August 15, 2016	Thursday, August 11, 2016	Tuesday, August 16, 2016	Wednesday, August 17, 2016	Tuesday, September 20, 2016	All	1	1	1
646	Tuesday, August 16, 2016	Monday, August 15, 2016	Wednesday, August 17, 2016	Thursday, August 18, 2016	Tuesday, September 20, 2016	All	1	1	1
647	Wednesday, August 17, 2016	Friday, August 12, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1	1	1
648	Wednesday, August 17, 2016	Saturday, August 13, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1	1	1
649	Wednesday, August 17, 2016	Sunday, August 14, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1	1	1
650	Thursday, August 18, 2016	Tuesday, August 16, 2016	Friday, August 19, 2016	Monday, August 22, 2016	Tuesday, September 20, 2016	All	1	1	1
651	Friday, August 19, 2016	Wednesday, August 17, 2016	Monday, August 22, 2016	Tuesday, August 23, 2016	Tuesday, September 20, 2016	All	1	1	1
652	Monday, August 22, 2016	Thursday, August 18, 2016	Tuesday, August 23, 2016	Wednesday, August 24, 2016	Tuesday, September 20, 2016	All	1	1	1
653	Tuesday, August 23, 2016	Monday, August 22, 2016	Wednesday, August 24, 2016	Thursday, August 25, 2016	Tuesday, September 20, 2016	All	1	1	1
654	Wednesday, August 24, 2016	Friday, August 19, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1	1	1
655	Wednesday, August 24, 2016	Saturday, August 20, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1	1	1
656	Wednesday, August 24, 2016	Sunday, August 21, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1	1	1
657	Thursday, August 25, 2016	Tuesday, August 23, 2016	Friday, August 26, 2016	Monday, August 29, 2016	Tuesday, September 20, 2016	All	1	1	1
658	Friday, August 26, 2016	Wednesday, August 24, 2016	Monday, August 29, 2016	Tuesday, August 30, 2016	Tuesday, September 20, 2016	All	1	1	1
659	Monday, August 29, 2016	Thursday, August 25, 2016	Tuesday, August 30, 2016	Wednesday, August 31, 2016	Tuesday, September 20, 2016	All	1	1	1
660	Tuesday, August 30, 2016	Monday, August 29, 2016	Wednesday, August 31, 2016	Thursday, September 1, 2016	Thursday, October 20, 2016	All	1	1	1
661	Wednesday, August 31, 2016	Friday, August 26, 2016	Thursday, September 1, 2016	Friday, September 2, 2016	Thursday, October 20, 2016	All	1.33	1	1
662	Wednesday, August 31, 2016	Saturday, August 27, 2016	Thursday, September 1, 2016	Friday, September 2, 2016	Thursday, October 20, 2016	All	1.33	1	1
663	Wednesday, August 31, 2016	Sunday, August 28, 2016	Thursday, September 1, 2016	Friday, September 2, 2016	Thursday, October 20, 2016	All	1.33	1	1
664	Thursday, September 1, 2016	Tuesday, August 30, 2016	Friday, September 2, 2016	Tuesday, September 6, 2016	Thursday, October 20, 2016	All	1	1	1
665	Friday, September 2, 2016	Wednesday, August 31, 2016	Tuesday, September 6, 2016	Wednesday, September 7, 2016	Thursday, October 20, 2016	All	1	1	1
666	Tuesday, September 6, 2016	Thursday, September 1, 2016	Wednesday, September 7, 2016	Thursday, September 8, 2016	Thursday, October 20, 2016	All	1	1	1
667	Wednesday, September 7, 2016	Friday, September 2, 2016	Thursday, September 8, 2016	Friday, September 9, 2016	Thursday, October 20, 2016	All	0.75	1	1
668	Wednesday, September 7, 2016	Saturday, September 3, 2016	Thursday, September 8, 2016	Friday, September 9, 2016	Thursday, October 20, 2016	All	0.75	1	1
669	Wednesday, September 7, 2016	Sunday, September 4, 2016	Thursday, September 8, 2016	Friday, September 9, 2016	Thursday, October 20, 2016	All	0.75	1	1
670	Wednesday, September 7, 2016	Monday, September 5, 2016	Thursday, September 8, 2016	Friday, September 9, 2016	Thursday, October 20, 2016	All	0.75	1	1
671	Thursday, September 8, 2016	Tuesday, September 6, 2016	Friday, September 9, 2016	Monday, September 12, 2016	Thursday, October 20, 2016	All	1	1	1
672	Friday, September 9, 2016	Wednesday, September 7, 2016	Monday, September 12, 2016	Tuesday, September 13, 2016	Thursday, October 20, 2016	All	1	1	1
673	Monday, September 12, 2016	Thursday, September 8, 2016	Tuesday, September 13, 2016	Wednesday, September 14, 2016	Thursday, October 20, 2016	All	1	1	1
674	Tuesday, September 13, 2016	Monday, September 12, 2016	Wednesday, September 14, 2016	Thursday, September 15, 2016	Thursday, October 20, 2016	All	1	1	1
675	Wednesday, September 14, 2016	Friday, September 9, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1	1	1
676	Wednesday, September 14, 2016	Saturday, September 10, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1	1	1
677	Wednesday, September 14, 2016	Sunday, September 11, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1	1	1
678	Thursday, September 15, 2016	Tuesday, September 13, 2016	Friday, September 16, 2016	Monday, September 19, 2016	Thursday, October 20, 2016	All	1	1	1
679	Friday, September 16, 2016	Wednesday, September 14, 2016	Monday, September 19, 2016	Tuesday, September 20, 2016	Thursday, October 20, 2016	All	1	1	1
680	Monday, September 19, 2016	Thursday, September 15, 2016	Tuesday, September 20, 2016	Wednesday, September 21, 2016	Thursday, October 20, 2016	All	1	1	1
681	Tuesday, September 20, 2016	Monday, September 19, 2016	Wednesday, September 21, 2016	Thursday, September 22, 2016	Thursday, October 20, 2016	All	1	1	1
682	Wednesday, September 21, 2016	Friday, September 16, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1	1	1
683	Wednesday, September 21, 2016	Saturday, September 17, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1	1	1
684	Wednesday, September 21, 2016	Sunday, September 18, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1	1	1
685	Thursday, September 22, 2016	Tuesday, September 20, 2016	Friday, September 23, 2016	Monday, September 26, 2016	Thursday, October 20, 2016	All	1	1	1
686	Friday, September 23, 2016	Wednesday, September 21, 2016	Monday, September 26, 2016	Tuesday, September 27, 2016	Thursday, October 20, 2016	All	1	1	1
687	Monday, September 26, 2016	Thursday, September 22, 2016	Tuesday, September 27, 2016	Wednesday, September 28, 2016	Thursday, October 20, 2016	All	1	1	1
688	Tuesday, September 27, 2016	Monday, September 26, 2016	Wednesday, September 28, 2016	Thursday, September 29, 2016	Thursday, October 20, 2016	All	1	1	1
689	Wednesday, September 28, 2016	Friday, September 23, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Thursday, October 20, 2016	All	1	0.33	1
690	Wednesday, September 28, 2016	Saturday, September 24, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Thursday, October 20, 2016	All	1	0.33	1
691	Wednesday, September 28, 2016	Sunday, September 25, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Thursday, October 20, 2016	All	1	0.33	1
692	Wednesday, September 28, 2016	Friday, September 23, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1	0.67	1
693	Wednesday, September 28, 2016	Saturday, September 24, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1	0.67	1
694	Wednesday, September 28, 2016	Sunday, September 25, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1	0.67	1
695	Thursday, September 29, 2016	Tuesday, September 27, 2016	Friday, September 30, 2016	Monday, October 3, 2016	Monday, November 21, 2016	All	1	1	1
696	Friday, September 30, 2016	Wednesday, September 28, 2016	Monday, October 3, 2016	Tuesday, October 4, 2016	Monday, November 21, 2016	All	1	1	1
697	Monday, October 3, 2016	Thursday, September 29, 2016	Tuesday, October 4, 2016	Wednesday, October 5, 2016	Monday, November 21, 2016	All	1	1	1
698	Tuesday, October 4, 2016	Monday, October 3, 2016	Wednesday, October 5, 2016	Thursday, October 6, 2016	Monday, November 21, 2016	All	1	1	1
699	Wednesday, October 5, 2016	Friday, September 30, 2016	Thursday, October 6, 2016	Friday, October 7, 2016	Monday, November 21, 2016	All	1.33	1	1
700	Wednesday, October 5, 2016	Saturday, October 1, 2016	Thursday, October 6, 2016	Friday, October 7, 2016	Monday, November 21, 2016	All	1.33	1	1
701	Wednesday, October 5, 2016	Sunday, October 2, 2016	Thursday, October 6, 2016	Friday, October 7, 2016	Monday, November 21, 2016	All	1.33	1	1
702	Thursday, October 6, 2016	Tuesday, October 4, 2016	Friday, October 7, 2016	Tuesday, October 11, 2016	Monday, November 21, 2016	All	1	1	1
703	Monday, October 10, 2016	Wednesday, October 5, 2016	Tuesday, October 11, 2016	Wednesday, October 12, 2016	Monday, November 21, 2016	All	1	1	1
704	Tuesday, October 11, 2016	Thursday, October 6, 2016	Wednesday, October 12, 2016	Thursday, October 13, 2016	Monday, November 21, 2016	All	1	1	1
705	Wednesday, October 12, 2016	Friday, October 7, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.75	1	1
706	Wednesday, October 12, 2016	Saturday, October 8, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.75	1	1
707	Wednesday, October 12, 2016	Sunday, October 9, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.75	1	1
708	Wednesday, October 12, 2016	Monday, October 10, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.75	1	1
709	Thursday, October 13, 2016	Tuesday, October 11, 2016	Friday, October 14, 2016	Monday, October 17, 2016	Monday, November 21, 2016	All	1	1	1
710	Friday, October 14, 2016	Wednesday, October 12, 2016	Monday, October 17, 2016	Tuesday, October 18, 2016	Monday, November 21, 2016	All	1	1	1
711	Monday, October 17, 2016	Thursday, October 13, 2016	Tuesday, October 18, 2016	Wednesday, October 19, 2016	Monday, November 21, 2016	All	1	1	1
712	Tuesday, October 18, 2016	Monday, October 17, 2016	Wednesday, October 19, 2016	Thursday, October 20, 2016	Monday, November 21, 2016	All	1	1	1
713	Wednesday, October 19, 2016	Friday, October 14, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1	1	1
714	Wednesday, October 19, 2016	Saturday, October 15, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1	1	1
715	Wednesday, October 19, 2016	Sunday, October 16, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1	1	1
716	Thursday, October 20, 2016	Tuesday, October 18, 2016	Friday, October 21, 2016	Monday, October 24, 2016	Monday, November 21, 2016	All	1	1	1
717	Friday, October 21, 2016	Wednesday, October 19, 2016	Monday, October 24, 2016	Tuesday, October 25, 2016	Monday, November 21, 2016	All	1	1	1
718	Monday, October 24, 2016	Thursday, October 20, 2016	Tuesday, October 25, 2016	Wednesday, October 26, 2016	Monday, November 21, 2016	All	1	1	1
719	Tuesday, October 25, 2016	Monday, October 24, 2016	Wednesday, October 26, 2016	Thursday, October 27, 2016	Monday, November 21, 2016	All	1	1	1
720	Wednesday, October 26, 2016	Friday, October 21, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1	1	1
721	Wednesday, October 26, 2016	Saturday, October 22, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1	1	1
722	Wednesday, October 26, 2016	Sunday, October 23, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1	1	1
723	Thursday, October 27, 2016	Tuesday, October 25, 2016	Friday, October 28, 2016	Monday, October 31, 2016	Monday, November 21, 2016	All	1	1	1
724	Friday, October 28, 2016	Wednesday, October 26, 2016	Monday, October 31, 2016	Tuesday, November 1, 2016	Tuesday, December 20, 2016	All	1	1	1
725	Monday, October 31, 2016	Thursday, October 27, 2016	Tuesday, November 1, 2016	Wednesday, November 2, 2016	Tuesday, December 20, 2016	All	1	1	1
726	Tuesday, November 1, 2016	Monday, October 31, 2016	Wednesday, November 2, 2016	Thursday, November 3, 2016	Tuesday, December 20, 2016	All	1	1	1
727	Wednesday, November 2, 2016	Friday, October 28, 2016	Thursday, November 3, 2016	Friday, November 4, 2016	Tuesday, December 20, 2016	All	1	1	1
728	Wednesday, November 2, 2016	Saturday, October 29, 2016	Thursday, November 3, 2016	Friday, November 4, 2016	Tuesday, December 20, 2016	All	1	1	1
729	Wednesday, November 2, 2016	Sunday, October 30, 2016	Thursday, November 3, 2016	Friday, November 4, 2016	Tuesday, December 20, 2016	All	1	1	1
730	Thursday, November 3, 2016	Tuesday, November 1, 2016	Friday, November 4, 2016	Monday, November 7, 2016	Tuesday, December 20, 2016	All	1	1	1
731	Friday, November 4, 2016	Wednesday, November 2, 2016	Monday, November 7, 2016	Tuesday, November 8, 2016	Tuesday, December 20, 2016	All	1	1	1
732	Monday, November 7, 2016	Thursday, November 3, 2016	Tuesday, November 8, 2016	Wednesday, November 9, 2016	Tuesday, December 20, 2016	All	1	1	1
733	Tuesday, November 8, 2016	Friday, November 4, 2016	Wednesday, November 9, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1	1	1
734	Tuesday, November 8, 2016	Saturday, November 5, 2016	Wednesday, November 9, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1	1	1
735	Tuesday, November 8, 2016	Sunday, November 6, 2016	Wednesday, November 9, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1	1	1
736	Wednesday, November 9, 2016	Monday, November 7, 2016	Thursday, November 10, 2016	Monday, November 14, 2016	Tuesday, December 20, 2016	All	1	1	1
737	Friday, November 11, 2016	Tuesday, November 8, 2016	Monday, November 14, 2016	Tuesday, November 15, 2016	Tuesday, December 20, 2016	All	1	1	1
738	Monday, November 14, 2016	Wednesday, November 9, 2016	Tuesday, November 15, 2016	Wednesday, November 16, 2016	Tuesday, December 20, 2016	All	1	1	1
739	Tuesday, November 15, 2016	Thursday, November 10, 2016	Wednesday, November 16, 2016	Thursday, November 17, 2016	Tuesday, December 20, 2016	All	1	1	1
740	Wednesday, November 16, 2016	Friday, November 11, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1	1	1
741	Wednesday, November 16, 2016	Saturday, November 12, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1	1	1
742	Wednesday, November 16, 2016	Sunday, November 13, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1	1	1
743	Thursday, November 17, 2016	Monday, November 14, 2016	Friday, November 18, 2016	Monday, November 21, 2016	Tuesday, December 20, 2016	All	1	1	1
744	Friday, November 18, 2016	Tuesday, November 15, 2016	Monday, November 21, 2016	Tuesday, November 22, 2016	Tuesday, December 20, 2016	All	1	1	1
745	Monday, November 21, 2016	Wednesday, November 16, 2016	Tuesday, November 22, 2016	Wednesday, November 23, 2016	Tuesday, December 20, 2016	All	2	1	1
746	Tuesday, November 22, 2016	Thursday, November 17, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1	1	1
747	Tuesday, November 22, 2016	Friday, November 18, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1	1	1
748	Tuesday, November 22, 2016	Saturday, November 19, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1	1	1
749	Tuesday, November 22, 2016	Sunday, November 20, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1	1	1
750	Wednesday, November 23, 2016	Monday, November 21, 2016	Friday, November 25, 2016	Monday, November 28, 2016	Tuesday, December 20, 2016	All	1	1	1
751	Friday, November 25, 2016	Tuesday, November 22, 2016	Monday, November 28, 2016	Tuesday, November 29, 2016	Tuesday, December 20, 2016	All	1	1	1
752	Monday, November 28, 2016	Wednesday, November 23, 2016	Tuesday, November 29, 2016	Wednesday, November 30, 2016	Tuesday, December 20, 2016	All	1	1	1
753	Tuesday, November 29, 2016	Thursday, November 24, 2016	Wednesday, November 30, 2016	Thursday, December 1, 2016	Friday, January 20, 2017	All	1	1	1
754	Wednesday, November 30, 2016	Friday, November 25, 2016	Thursday, December 1, 2016	Friday, December 2, 2016	Friday, January 20, 2017	All	0.75	1	1
755	Wednesday, November 30, 2016	Saturday, November 26, 2016	Thursday, December 1, 2016	Friday, December 2, 2016	Friday, January 20, 2017	All	0.75	1	1
756	Wednesday, November 30, 2016	Sunday, November 27, 2016	Thursday, December 1, 2016	Friday, December 2, 2016	Friday, January 20, 2017	All	0.75	1	1
757	Wednesday, November 30, 2016	Monday, November 28, 2016	Thursday, December 1, 2016	Friday, December 2, 2016	Friday, January 20, 2017	All	0.75	1	1
758	Thursday, December 1, 2016	Tuesday, November 29, 2016	Friday, December 2, 2016	Monday, December 5, 2016	Friday, January 20, 2017	All	1	1	1
759	Friday, December 2, 2016	Wednesday, November 30, 2016	Monday, December 5, 2016	Tuesday, December 6, 2016	Friday, January 20, 2017	All	1	1	1
760	Monday, December 5, 2016	Thursday, December 1, 2016	Tuesday, December 6, 2016	Wednesday, December 7, 2016	Friday, January 20, 2017	All	1	1	1
761	Tuesday, December 6, 2016	Monday, December 5, 2016	Wednesday, December 7, 2016	Thursday, December 8, 2016	Friday, January 20, 2017	All	1	1	1
762	Wednesday, December 7, 2016	Friday, December 2, 2016	Thursday, December 8, 2016	Friday, December 9, 2016	Friday, January 20, 2017	All	1	1	1
763	Wednesday, December 7, 2016	Saturday, December 3, 2016	Thursday, December 8, 2016	Friday, December 9, 2016	Friday, January 20, 2017	All	1	1	1
764	Wednesday, December 7, 2016	Sunday, December 4, 2016	Thursday, December 8, 2016	Friday, December 9, 2016	Friday, January 20, 2017	All	1	1	1
765	Thursday, December 8, 2016	Tuesday, December 6, 2016	Friday, December 9, 2016	Monday, December 12, 2016	Friday, January 20, 2017	All	1	1	1
766	Friday, December 9, 2016	Wednesday, December 7, 2016	Monday, December 12, 2016	Tuesday, December 13, 2016	Friday, January 20, 2017	All	1	1	1
767	Monday, December 12, 2016	Thursday, December 8, 2016	Tuesday, December 13, 2016	Wednesday, December 14, 2016	Friday, January 20, 2017	All	1	1	1
768	Tuesday, December 13, 2016	Monday, December 12, 2016	Wednesday, December 14, 2016	Thursday, December 15, 2016	Friday, January 20, 2017	All	1	1	1
769	Wednesday, December 14, 2016	Friday, December 9, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1	1	1
770	Wednesday, December 14, 2016	Saturday, December 10, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1	1	1
771	Wednesday, December 14, 2016	Sunday, December 11, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1	1	1
772	Thursday, December 15, 2016	Tuesday, December 13, 2016	Friday, December 16, 2016	Monday, December 19, 2016	Friday, January 20, 2017	All	1	1	1
773	Friday, December 16, 2016	Wednesday, December 14, 2016	Monday, December 19, 2016	Tuesday, December 20, 2016	Friday, January 20, 2017	All	1	1	1
774	Monday, December 19, 2016	Thursday, December 15, 2016	Tuesday, December 20, 2016	Wednesday, December 21, 2016	Friday, January 20, 2017	All	1	1	1
775	Tuesday, December 20, 2016	Monday, December 19, 2016	Wednesday, December 21, 2016	Thursday, December 22, 2016	Friday, January 20, 2017	All	1	1	1
776	Wednesday, December 21, 2016	Friday, December 16, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.33	1	1
777	Wednesday, December 21, 2016	Saturday, December 17, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.33	1	1
778	Wednesday, December 21, 2016	Sunday, December 18, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.33	1	1
779	Thursday, December 22, 2016	Tuesday, December 20, 2016	Friday, December 23, 2016	Tuesday, December 27, 2016	Friday, January 20, 2017	All	1	1	1
780	Monday, December 26, 2016	Wednesday, December 21, 2016	Tuesday, December 27, 2016	Wednesday, December 28, 2016	Friday, January 20, 2017	All	1	1	1
781	Tuesday, December 27, 2016	Thursday, December 22, 2016	Wednesday, December 28, 2016	Thursday, December 29, 2016	Friday, January 20, 2017	All	1	1	1
782	Wednesday, December 28, 2016	Friday, December 23, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1	0.5	1
783	Wednesday, December 28, 2016	Saturday, December 24, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1	0.5	1
784	Wednesday, December 28, 2016	Sunday, December 25, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1	0.5	1
785	Wednesday, December 28, 2016	Monday, December 26, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1	0.5	1
786	Wednesday, December 28, 2016	Friday, December 23, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1	0.5	1
787	Wednesday, December 28, 2016	Saturday, December 24, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1	0.5	1
788	Wednesday, December 28, 2016	Sunday, December 25, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1	0.5	1
789	Wednesday, December 28, 2016	Monday, December 26, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1	0.5	1
790	Thursday, December 29, 2016	Tuesday, December 27, 2016	Friday, December 30, 2016	Tuesday, January 3, 2017	Tuesday, February 21, 2017	All	1	1	1
791	Friday, December 30, 2016	Wednesday, December 28, 2016	Tuesday, January 3, 2017	Wednesday, January 4, 2017	Tuesday, February 21, 2017	All	1	1	1
792	Tuesday, January 3, 2017	Thursday, December 29, 2016	Wednesday, January 4, 2017	Thursday, January 5, 2017	Tuesday, February 21, 2017	All	1	1	1
793	Wednesday, January 4, 2017	Friday, December 30, 2016	Thursday, January 5, 2017	Friday, January 6, 2017	Tuesday, February 21, 2017	All	0.75	1	1
794	Wednesday, January 4, 2017	Saturday, December 31, 2016	Thursday, January 5, 2017	Friday, January 6, 2017	Tuesday, February 21, 2017	All	0.75	1	1
795	Wednesday, January 4, 2017	Sunday, January 1, 2017	Thursday, January 5, 2017	Friday, January 6, 2017	Tuesday, February 21, 2017	All	0.75	1	1
796	Wednesday, January 4, 2017	Monday, January 2, 2017	Thursday, January 5, 2017	Friday, January 6, 2017	Tuesday, February 21, 2017	All	0.75	1	1
797	Thursday, January 5, 2017	Tuesday, January 3, 2017	Friday, January 6, 2017	Monday, January 9, 2017	Tuesday, February 21, 2017	All	1	1	1
798	Friday, January 6, 2017	Wednesday, January 4, 2017	Monday, January 9, 2017	Tuesday, January 10, 2017	Tuesday, February 21, 2017	All	1	1	1
799	Monday, January 9, 2017	Thursday, January 5, 2017	Tuesday, January 10, 2017	Wednesday, January 11, 2017	Tuesday, February 21, 2017	All	1	1	1
800	Tuesday, January 10, 2017	Monday, January 9, 2017	Wednesday, January 11, 2017	Thursday, January 12, 2017	Tuesday, February 21, 2017	All	1	1	1
801	Wednesday, January 11, 2017	Friday, January 6, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.33	1	1
802	Wednesday, January 11, 2017	Saturday, January 7, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.33	1	1
803	Wednesday, January 11, 2017	Sunday, January 8, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.33	1	1
804	Thursday, January 12, 2017	Tuesday, January 10, 2017	Friday, January 13, 2017	Tuesday, January 17, 2017	Tuesday, February 21, 2017	All	1	1	1
805	Friday, January 13, 2017	Wednesday, January 11, 2017	Tuesday, January 17, 2017	Wednesday, January 18, 2017	Tuesday, February 21, 2017	All	1	1	1
806	Tuesday, January 17, 2017	Thursday, January 12, 2017	Wednesday, January 18, 2017	Thursday, January 19, 2017	Tuesday, February 21, 2017	All	1	1	1
807	Wednesday, January 18, 2017	Friday, January 13, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.75	1	1
808	Wednesday, January 18, 2017	Saturday, January 14, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.75	1	1
809	Wednesday, January 18, 2017	Sunday, January 15, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.75	1	1
810	Wednesday, January 18, 2017	Monday, January 16, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.75	1	1
811	Thursday, January 19, 2017	Tuesday, January 17, 2017	Friday, January 20, 2017	Monday, January 23, 2017	Tuesday, February 21, 2017	All	1	1	1
812	Friday, January 20, 2017	Wednesday, January 18, 2017	Monday, January 23, 2017	Tuesday, January 24, 2017	Tuesday, February 21, 2017	All	1	1	1
813	Monday, January 23, 2017	Thursday, January 19, 2017	Tuesday, January 24, 2017	Wednesday, January 25, 2017	Tuesday, February 21, 2017	All	1	1	1
814	Tuesday, January 24, 2017	Monday, January 23, 2017	Wednesday, January 25, 2017	Thursday, January 26, 2017	Tuesday, February 21, 2017	All	1	1	1
815	Wednesday, January 25, 2017	Friday, January 20, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1	1	1
816	Wednesday, January 25, 2017	Saturday, January 21, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1	1	1
817	Wednesday, January 25, 2017	Sunday, January 22, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1	1	1
818	Thursday, January 26, 2017	Tuesday, January 24, 2017	Friday, January 27, 2017	Monday, January 30, 2017	Tuesday, February 21, 2017	All	1	1	1
819	Friday, January 27, 2017	Wednesday, January 25, 2017	Monday, January 30, 2017	Tuesday, January 31, 2017	Tuesday, February 21, 2017	All	1	1	1
820	Monday, January 30, 2017	Thursday, January 26, 2017	Tuesday, January 31, 2017	Wednesday, February 1, 2017	Monday, March 20, 2017	All	1	1	1
821	Tuesday, January 31, 2017	Monday, January 30, 2017	Wednesday, February 1, 2017	Thursday, February 2, 2017	Monday, March 20, 2017	All	1	1	1
822	Wednesday, February 1, 2017	Friday, January 27, 2017	Thursday, February 2, 2017	Friday, February 3, 2017	Monday, March 20, 2017	All	1	1	1
823	Wednesday, February 1, 2017	Saturday, January 28, 2017	Thursday, February 2, 2017	Friday, February 3, 2017	Monday, March 20, 2017	All	1	1	1
824	Wednesday, February 1, 2017	Sunday, January 29, 2017	Thursday, February 2, 2017	Friday, February 3, 2017	Monday, March 20, 2017	All	1	1	1
825	Thursday, February 2, 2017	Tuesday, January 31, 2017	Friday, February 3, 2017	Monday, February 6, 2017	Monday, March 20, 2017	All	1	1	1
826	Friday, February 3, 2017	Wednesday, February 1, 2017	Monday, February 6, 2017	Tuesday, February 7, 2017	Monday, March 20, 2017	All	1	1	1
827	Monday, February 6, 2017	Thursday, February 2, 2017	Tuesday, February 7, 2017	Wednesday, February 8, 2017	Monday, March 20, 2017	All	1	1	1
828	Tuesday, February 7, 2017	Monday, February 6, 2017	Wednesday, February 8, 2017	Thursday, February 9, 2017	Monday, March 20, 2017	All	1	1	1
829	Wednesday, February 8, 2017	Friday, February 3, 2017	Thursday, February 9, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1	1	1
830	Wednesday, February 8, 2017	Saturday, February 4, 2017	Thursday, February 9, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1	1	1
831	Wednesday, February 8, 2017	Sunday, February 5, 2017	Thursday, February 9, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1	1	1
832	Thursday, February 9, 2017	Tuesday, February 7, 2017	Friday, February 10, 2017	Monday, February 13, 2017	Monday, March 20, 2017	All	1	1	1
833	Friday, February 10, 2017	Wednesday, February 8, 2017	Monday, February 13, 2017	Tuesday, February 14, 2017	Monday, March 20, 2017	All	1	1	1
834	Monday, February 13, 2017	Thursday, February 9, 2017	Tuesday, February 14, 2017	Wednesday, February 15, 2017	Monday, March 20, 2017	All	1	1	1
835	Tuesday, February 14, 2017	Monday, February 13, 2017	Wednesday, February 15, 2017	Thursday, February 16, 2017	Monday, March 20, 2017	All	1	1	1
836	Wednesday, February 15, 2017	Friday, February 10, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.33	1	1
837	Wednesday, February 15, 2017	Saturday, February 11, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.33	1	1
838	Wednesday, February 15, 2017	Sunday, February 12, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.33	1	1
839	Thursday, February 16, 2017	Tuesday, February 14, 2017	Friday, February 17, 2017	Tuesday, February 21, 2017	Monday, March 20, 2017	All	1	1	1
840	Friday, February 17, 2017	Wednesday, February 15, 2017	Tuesday, February 21, 2017	Wednesday, February 22, 2017	Monday, March 20, 2017	All	1	1	1
841	Tuesday, February 21, 2017	Thursday, February 16, 2017	Wednesday, February 22, 2017	Thursday, February 23, 2017	Monday, March 20, 2017	All	1	1	1
842	Wednesday, February 22, 2017	Friday, February 17, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.75	1	1
843	Wednesday, February 22, 2017	Saturday, February 18, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.75	1	1
844	Wednesday, February 22, 2017	Sunday, February 19, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.75	1	1
845	Wednesday, February 22, 2017	Monday, February 20, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.75	1	1
846	Thursday, February 23, 2017	Tuesday, February 21, 2017	Friday, February 24, 2017	Monday, February 27, 2017	Monday, March 20, 2017	All	1	1	1
847	Friday, February 24, 2017	Wednesday, February 22, 2017	Monday, February 27, 2017	Tuesday, February 28, 2017	Monday, March 20, 2017	All	1	1	1
848	Monday, February 27, 2017	Thursday, February 23, 2017	Tuesday, February 28, 2017	Wednesday, March 1, 2017	Thursday, April 20, 2017	All	1	1	1
849	Tuesday, February 28, 2017	Monday, February 27, 2017	Wednesday, March 1, 2017	Thursday, March 2, 2017	Thursday, April 20, 2017	All	1	1	1
850	Wednesday, March 1, 2017	Friday, February 24, 2017	Thursday, March 2, 2017	Friday, March 3, 2017	Thursday, April 20, 2017	All	1	1	1
851	Wednesday, March 1, 2017	Saturday, February 25, 2017	Thursday, March 2, 2017	Friday, March 3, 2017	Thursday, April 20, 2017	All	1	1	1
852	Wednesday, March 1, 2017	Sunday, February 26, 2017	Thursday, March 2, 2017	Friday, March 3, 2017	Thursday, April 20, 2017	All	1	1	1
853	Thursday, March 2, 2017	Tuesday, February 28, 2017	Friday, March 3, 2017	Monday, March 6, 2017	Thursday, April 20, 2017	All	1	1	1
854	Friday, March 3, 2017	Wednesday, March 1, 2017	Monday, March 6, 2017	Tuesday, March 7, 2017	Thursday, April 20, 2017	All	1	1	1
855	Monday, March 6, 2017	Thursday, March 2, 2017	Tuesday, March 7, 2017	Wednesday, March 8, 2017	Thursday, April 20, 2017	All	1	1	1
856	Tuesday, March 7, 2017	Monday, March 6, 2017	Wednesday, March 8, 2017	Thursday, March 9, 2017	Thursday, April 20, 2017	All	1	1	1
857	Wednesday, March 8, 2017	Friday, March 3, 2017	Thursday, March 9, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1	1	1
858	Wednesday, March 8, 2017	Saturday, March 4, 2017	Thursday, March 9, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1	1	1
859	Wednesday, March 8, 2017	Sunday, March 5, 2017	Thursday, March 9, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1	1	1
860	Thursday, March 9, 2017	Tuesday, March 7, 2017	Friday, March 10, 2017	Monday, March 13, 2017	Thursday, April 20, 2017	All	1	1	1
861	Friday, March 10, 2017	Wednesday, March 8, 2017	Monday, March 13, 2017	Tuesday, March 14, 2017	Thursday, April 20, 2017	All	1	1	1
862	Monday, March 13, 2017	Thursday, March 9, 2017	Tuesday, March 14, 2017	Wednesday, March 15, 2017	Thursday, April 20, 2017	All	1	1	1
863	Tuesday, March 14, 2017	Monday, March 13, 2017	Wednesday, March 15, 2017	Thursday, March 16, 2017	Thursday, April 20, 2017	All	1	1	1
864	Wednesday, March 15, 2017	Friday, March 10, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1	1	1
865	Wednesday, March 15, 2017	Saturday, March 11, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1	1	1
866	Wednesday, March 15, 2017	Sunday, March 12, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1	1	1
867	Thursday, March 16, 2017	Tuesday, March 14, 2017	Friday, March 17, 2017	Monday, March 20, 2017	Thursday, April 20, 2017	All	1	1	1
868	Friday, March 17, 2017	Wednesday, March 15, 2017	Monday, March 20, 2017	Tuesday, March 21, 2017	Thursday, April 20, 2017	All	1	1	1
869	Monday, March 20, 2017	Thursday, March 16, 2017	Tuesday, March 21, 2017	Wednesday, March 22, 2017	Thursday, April 20, 2017	All	1	1	1
870	Tuesday, March 21, 2017	Monday, March 20, 2017	Wednesday, March 22, 2017	Thursday, March 23, 2017	Thursday, April 20, 2017	All	1	1	1
871	Wednesday, March 22, 2017	Friday, March 17, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1	1	1
872	Wednesday, March 22, 2017	Saturday, March 18, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1	1	1
873	Wednesday, March 22, 2017	Sunday, March 19, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1	1	1
874	Thursday, March 23, 2017	Tuesday, March 21, 2017	Friday, March 24, 2017	Monday, March 27, 2017	Thursday, April 20, 2017	All	1	1	1
875	Friday, March 24, 2017	Wednesday, March 22, 2017	Monday, March 27, 2017	Tuesday, March 28, 2017	Thursday, April 20, 2017	All	1	1	1
876	Monday, March 27, 2017	Thursday, March 23, 2017	Tuesday, March 28, 2017	Wednesday, March 29, 2017	Thursday, April 20, 2017	All	1	1	1
877	Tuesday, March 28, 2017	Monday, March 27, 2017	Wednesday, March 29, 2017	Thursday, March 30, 2017	Thursday, April 20, 2017	All	1	1	1
878	Wednesday, March 29, 2017	Friday, March 24, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1	0.33	1
879	Wednesday, March 29, 2017	Saturday, March 25, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1	0.33	1
880	Wednesday, March 29, 2017	Sunday, March 26, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1	0.33	1
881	Wednesday, March 29, 2017	Friday, March 24, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1	0.67	1
882	Wednesday, March 29, 2017	Saturday, March 25, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1	0.67	1
883	Wednesday, March 29, 2017	Sunday, March 26, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1	0.67	1
884	Thursday, March 30, 2017	Tuesday, March 28, 2017	Friday, March 31, 2017	Monday, April 3, 2017	Friday, May 19, 2017	All	1	1	1
885	Friday, March 31, 2017	Wednesday, March 29, 2017	Monday, April 3, 2017	Tuesday, April 4, 2017	Friday, May 19, 2017	All	1	1	1
886	Monday, April 3, 2017	Thursday, March 30, 2017	Tuesday, April 4, 2017	Wednesday, April 5, 2017	Friday, May 19, 2017	All	1	1	1
887	Tuesday, April 4, 2017	Monday, April 3, 2017	Wednesday, April 5, 2017	Thursday, April 6, 2017	Friday, May 19, 2017	All	1	1	1
888	Wednesday, April 5, 2017	Friday, March 31, 2017	Thursday, April 6, 2017	Friday, April 7, 2017	Friday, May 19, 2017	All	1	1	1
889	Wednesday, April 5, 2017	Saturday, April 1, 2017	Thursday, April 6, 2017	Friday, April 7, 2017	Friday, May 19, 2017	All	1	1	1
890	Wednesday, April 5, 2017	Sunday, April 2, 2017	Thursday, April 6, 2017	Friday, April 7, 2017	Friday, May 19, 2017	All	1	1	1
891	Thursday, April 6, 2017	Tuesday, April 4, 2017	Friday, April 7, 2017	Monday, April 10, 2017	Friday, May 19, 2017	All	1	1	1
892	Friday, April 7, 2017	Wednesday, April 5, 2017	Monday, April 10, 2017	Tuesday, April 11, 2017	Friday, May 19, 2017	All	1	1	1
893	Monday, April 10, 2017	Thursday, April 6, 2017	Tuesday, April 11, 2017	Wednesday, April 12, 2017	Friday, May 19, 2017	All	1	1	1
894	Tuesday, April 11, 2017	Friday, April 7, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.33	1	1
895	Tuesday, April 11, 2017	Saturday, April 8, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.33	1	1
896	Tuesday, April 11, 2017	Sunday, April 9, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.33	1	1
897	Wednesday, April 12, 2017	Monday, April 10, 2017	Thursday, April 13, 2017	Monday, April 17, 2017	Friday, May 19, 2017	All	1	1	1
898	Thursday, April 13, 2017	Tuesday, April 11, 2017	Monday, April 17, 2017	Tuesday, April 18, 2017	Friday, May 19, 2017	All	1	1	1
899	Monday, April 17, 2017	Wednesday, April 12, 2017	Tuesday, April 18, 2017	Wednesday, April 19, 2017	Friday, May 19, 2017	All	1	1	1
900	Tuesday, April 18, 2017	Thursday, April 13, 2017	Wednesday, April 19, 2017	Thursday, April 20, 2017	Friday, May 19, 2017	All	1	1	1
901	Wednesday, April 19, 2017	Friday, April 14, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.75	1	1
902	Wednesday, April 19, 2017	Saturday, April 15, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.75	1	1
903	Wednesday, April 19, 2017	Sunday, April 16, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.75	1	1
904	Wednesday, April 19, 2017	Monday, April 17, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.75	1	1
905	Thursday, April 20, 2017	Tuesday, April 18, 2017	Friday, April 21, 2017	Monday, April 24, 2017	Friday, May 19, 2017	All	1	1	1
906	Friday, April 21, 2017	Wednesday, April 19, 2017	Monday, April 24, 2017	Tuesday, April 25, 2017	Friday, May 19, 2017	All	1	1	1
907	Monday, April 24, 2017	Thursday, April 20, 2017	Tuesday, April 25, 2017	Wednesday, April 26, 2017	Friday, May 19, 2017	All	1	1	1
908	Tuesday, April 25, 2017	Monday, April 24, 2017	Wednesday, April 26, 2017	Thursday, April 27, 2017	Friday, May 19, 2017	All	1	1	1
909	Wednesday, April 26, 2017	Friday, April 21, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1	1	1
910	Wednesday, April 26, 2017	Saturday, April 22, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1	1	1
911	Wednesday, April 26, 2017	Sunday, April 23, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1	1	1
912	Thursday, April 27, 2017	Tuesday, April 25, 2017	Friday, April 28, 2017	Monday, May 1, 2017	Tuesday, June 20, 2017	All	1	1	1
913	Friday, April 28, 2017	Wednesday, April 26, 2017	Monday, May 1, 2017	Tuesday, May 2, 2017	Tuesday, June 20, 2017	All	1	1	1
914	Monday, May 1, 2017	Thursday, April 27, 2017	Tuesday, May 2, 2017	Wednesday, May 3, 2017	Tuesday, June 20, 2017	All	1	1	1
915	Tuesday, May 2, 2017	Monday, May 1, 2017	Wednesday, May 3, 2017	Thursday, May 4, 2017	Tuesday, June 20, 2017	All	1	1	1
916	Wednesday, May 3, 2017	Friday, April 28, 2017	Thursday, May 4, 2017	Friday, May 5, 2017	Tuesday, June 20, 2017	All	1	1	1
917	Wednesday, May 3, 2017	Saturday, April 29, 2017	Thursday, May 4, 2017	Friday, May 5, 2017	Tuesday, June 20, 2017	All	1	1	1
918	Wednesday, May 3, 2017	Sunday, April 30, 2017	Thursday, May 4, 2017	Friday, May 5, 2017	Tuesday, June 20, 2017	All	1	1	1
919	Thursday, May 4, 2017	Tuesday, May 2, 2017	Friday, May 5, 2017	Monday, May 8, 2017	Tuesday, June 20, 2017	All	1	1	1
920	Friday, May 5, 2017	Wednesday, May 3, 2017	Monday, May 8, 2017	Tuesday, May 9, 2017	Tuesday, June 20, 2017	All	1	1	1
921	Monday, May 8, 2017	Thursday, May 4, 2017	Tuesday, May 9, 2017	Wednesday, May 10, 2017	Tuesday, June 20, 2017	All	1	1	1
922	Tuesday, May 9, 2017	Monday, May 8, 2017	Wednesday, May 10, 2017	Thursday, May 11, 2017	Tuesday, June 20, 2017	All	1	1	1
923	Wednesday, May 10, 2017	Friday, May 5, 2017	Thursday, May 11, 2017	Friday, May 12, 2017	Tuesday, June 20, 2017	All	1	1	1
924	Wednesday, May 10, 2017	Saturday, May 6, 2017	Thursday, May 11, 2017	Friday, May 12, 2017	Tuesday, June 20, 2017	All	1	1	1
925	Wednesday, May 10, 2017	Sunday, May 7, 2017	Thursday, May 11, 2017	Friday, May 12, 2017	Tuesday, June 20, 2017	All	1	1	1
926	Thursday, May 11, 2017	Tuesday, May 9, 2017	Friday, May 12, 2017	Monday, May 15, 2017	Tuesday, June 20, 2017	All	1	1	1
927	Friday, May 12, 2017	Wednesday, May 10, 2017	Monday, May 15, 2017	Tuesday, May 16, 2017	Tuesday, June 20, 2017	All	1	1	1
928	Monday, May 15, 2017	Thursday, May 11, 2017	Tuesday, May 16, 2017	Wednesday, May 17, 2017	Tuesday, June 20, 2017	All	1	1	1
929	Tuesday, May 16, 2017	Monday, May 15, 2017	Wednesday, May 17, 2017	Thursday, May 18, 2017	Tuesday, June 20, 2017	All	1	1	1
930	Wednesday, May 17, 2017	Friday, May 12, 2017	Thursday, May 18, 2017	Friday, May 19, 2017	Tuesday, June 20, 2017	All	1	1	1
931	Wednesday, May 17, 2017	Saturday, May 13, 2017	Thursday, May 18, 2017	Friday, May 19, 2017	Tuesday, June 20, 2017	All	1	1	1
932	Wednesday, May 17, 2017	Sunday, May 14, 2017	Thursday, May 18, 2017	Friday, May 19, 2017	Tuesday, June 20, 2017	All	1	1	1
933	Thursday, May 18, 2017	Tuesday, May 16, 2017	Friday, May 19, 2017	Monday, May 22, 2017	Tuesday, June 20, 2017	All	1	1	1
934	Friday, May 19, 2017	Wednesday, May 17, 2017	Monday, May 22, 2017	Tuesday, May 23, 2017	Tuesday, June 20, 2017	All	1	1	1
935	Monday, May 22, 2017	Thursday, May 18, 2017	Tuesday, May 23, 2017	Wednesday, May 24, 2017	Tuesday, June 20, 2017	All	1	1	1
936	Tuesday, May 23, 2017	Monday, May 22, 2017	Wednesday, May 24, 2017	Thursday, May 25, 2017	Tuesday, June 20, 2017	All	1	1	1
937	Wednesday, May 24, 2017	Friday, May 19, 2017	Thursday, May 25, 2017	Friday, May 26, 2017	Tuesday, June 20, 2017	All	1.33	1	1
938	Wednesday, May 24, 2017	Saturday, May 20, 2017	Thursday, May 25, 2017	Friday, May 26, 2017	Tuesday, June 20, 2017	All	1.33	1	1
939	Wednesday, May 24, 2017	Sunday, May 21, 2017	Thursday, May 25, 2017	Friday, May 26, 2017	Tuesday, June 20, 2017	All	1.33	1	1
940	Thursday, May 25, 2017	Tuesday, May 23, 2017	Friday, May 26, 2017	Tuesday, May 30, 2017	Tuesday, June 20, 2017	All	1	1	1
941	Friday, May 26, 2017	Wednesday, May 24, 2017	Tuesday, May 30, 2017	Wednesday, May 31, 2017	Tuesday, June 20, 2017	All	1	1	1
942	Tuesday, May 30, 2017	Thursday, May 25, 2017	Wednesday, May 31, 2017	Thursday, June 1, 2017	Thursday, July 20, 2017	All	1	1	1
943	Wednesday, May 31, 2017	Friday, May 26, 2017	Thursday, June 1, 2017	Friday, June 2, 2017	Thursday, July 20, 2017	All	0.75	1	1
944	Wednesday, May 31, 2017	Saturday, May 27, 2017	Thursday, June 1, 2017	Friday, June 2, 2017	Thursday, July 20, 2017	All	0.75	1	1
945	Wednesday, May 31, 2017	Sunday, May 28, 2017	Thursday, June 1, 2017	Friday, June 2, 2017	Thursday, July 20, 2017	All	0.75	1	1
946	Wednesday, May 31, 2017	Monday, May 29, 2017	Thursday, June 1, 2017	Friday, June 2, 2017	Thursday, July 20, 2017	All	0.75	1	1
947	Thursday, June 1, 2017	Tuesday, May 30, 2017	Friday, June 2, 2017	Monday, June 5, 2017	Thursday, July 20, 2017	All	1	1	1
948	Friday, June 2, 2017	Wednesday, May 31, 2017	Monday, June 5, 2017	Tuesday, June 6, 2017	Thursday, July 20, 2017	All	1	1	1
949	Monday, June 5, 2017	Thursday, June 1, 2017	Tuesday, June 6, 2017	Wednesday, June 7, 2017	Thursday, July 20, 2017	All	1	1	1
950	Tuesday, June 6, 2017	Monday, June 5, 2017	Wednesday, June 7, 2017	Thursday, June 8, 2017	Thursday, July 20, 2017	All	1	1	1
951	Wednesday, June 7, 2017	Friday, June 2, 2017	Thursday, June 8, 2017	Friday, June 9, 2017	Thursday, July 20, 2017	All	1	1	1
952	Wednesday, June 7, 2017	Saturday, June 3, 2017	Thursday, June 8, 2017	Friday, June 9, 2017	Thursday, July 20, 2017	All	1	1	1
953	Wednesday, June 7, 2017	Sunday, June 4, 2017	Thursday, June 8, 2017	Friday, June 9, 2017	Thursday, July 20, 2017	All	1	1	1
954	Thursday, June 8, 2017	Tuesday, June 6, 2017	Friday, June 9, 2017	Monday, June 12, 2017	Thursday, July 20, 2017	All	1	1	1
955	Friday, June 9, 2017	Wednesday, June 7, 2017	Monday, June 12, 2017	Tuesday, June 13, 2017	Thursday, July 20, 2017	All	1	1	1
956	Monday, June 12, 2017	Thursday, June 8, 2017	Tuesday, June 13, 2017	Wednesday, June 14, 2017	Thursday, July 20, 2017	All	1	1	1
957	Tuesday, June 13, 2017	Monday, June 12, 2017	Wednesday, June 14, 2017	Thursday, June 15, 2017	Thursday, July 20, 2017	All	1	1	1
958	Wednesday, June 14, 2017	Friday, June 9, 2017	Thursday, June 15, 2017	Friday, June 16, 2017	Thursday, July 20, 2017	All	1	1	1
959	Wednesday, June 14, 2017	Saturday, June 10, 2017	Thursday, June 15, 2017	Friday, June 16, 2017	Thursday, July 20, 2017	All	1	1	1
960	Wednesday, June 14, 2017	Sunday, June 11, 2017	Thursday, June 15, 2017	Friday, June 16, 2017	Thursday, July 20, 2017	All	1	1	1
961	Thursday, June 15, 2017	Tuesday, June 13, 2017	Friday, June 16, 2017	Monday, June 19, 2017	Thursday, July 20, 2017	All	1	1	1
962	Friday, June 16, 2017	Wednesday, June 14, 2017	Monday, June 19, 2017	Tuesday, June 20, 2017	Thursday, July 20, 2017	All	1	1	1
963	Monday, June 19, 2017	Thursday, June 15, 2017	Tuesday, June 20, 2017	Wednesday, June 21, 2017	Thursday, July 20, 2017	All	1	1	1
964	Tuesday, June 20, 2017	Monday, June 19, 2017	Wednesday, June 21, 2017	Thursday, June 22, 2017	Thursday, July 20, 2017	All	1	1	1
965	Wednesday, June 21, 2017	Friday, June 16, 2017	Thursday, June 22, 2017	Friday, June 23, 2017	Thursday, July 20, 2017	All	1	1	1
966	Wednesday, June 21, 2017	Saturday, June 17, 2017	Thursday, June 22, 2017	Friday, June 23, 2017	Thursday, July 20, 2017	All	1	1	1
967	Wednesday, June 21, 2017	Sunday, June 18, 2017	Thursday, June 22, 2017	Friday, June 23, 2017	Thursday, July 20, 2017	All	1	1	1
968	Thursday, June 22, 2017	Tuesday, June 20, 2017	Friday, June 23, 2017	Monday, June 26, 2017	Thursday, July 20, 2017	All	1	1	1
969	Friday, June 23, 2017	Wednesday, June 21, 2017	Monday, June 26, 2017	Tuesday, June 27, 2017	Thursday, July 20, 2017	All	1	1	1
970	Monday, June 26, 2017	Thursday, June 22, 2017	Tuesday, June 27, 2017	Wednesday, June 28, 2017	Thursday, July 20, 2017	All	1	1	1
971	Tuesday, June 27, 2017	Monday, June 26, 2017	Wednesday, June 28, 2017	Thursday, June 29, 2017	Thursday, July 20, 2017	All	1	1	1
972	Wednesday, June 28, 2017	Friday, June 23, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Thursday, July 20, 2017	All	1	0.33	1
973	Wednesday, June 28, 2017	Saturday, June 24, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Thursday, July 20, 2017	All	1	0.33	1
974	Wednesday, June 28, 2017	Sunday, June 25, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Thursday, July 20, 2017	All	1	0.33	1
975	Wednesday, June 28, 2017	Friday, June 23, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Monday, August 21, 2017	All	1	0.6666667	1
976	Wednesday, June 28, 2017	Saturday, June 24, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Monday, August 21, 2017	All	1	0.6666667	1
977	Wednesday, June 28, 2017	Sunday, June 25, 2017	Thursday, June 29, 2017	Friday, June 30, 2017	Monday, August 21, 2017	All	1	0.6666667	1
978	Thursday, June 29, 2017	Tuesday, June 27, 2017	Friday, June 30, 2017	Monday, July 3, 2017	Monday, August 21, 2017	All	2	1	1
979	Friday, June 30, 2017	Wednesday, June 28, 2017	Monday, July 3, 2017	Wednesday, July 5, 2017	Monday, August 21, 2017	All	1	1	1
980	Monday, July 3, 2017	Thursday, June 29, 2017	Wednesday, July 5, 2017	Thursday, July 6, 2017	Monday, August 21, 2017	All	1	1	1
981	Wednesday, July 5, 2017	Friday, June 30, 2017	Thursday, July 6, 2017	Friday, July 7, 2017	Monday, August 21, 2017	All	1	1	1
982	Wednesday, July 5, 2017	Saturday, July 1, 2017	Thursday, July 6, 2017	Friday, July 7, 2017	Monday, August 21, 2017	All	1	1	1
983	Wednesday, July 5, 2017	Sunday, July 2, 2017	Thursday, July 6, 2017	Friday, July 7, 2017	Monday, August 21, 2017	All	1	1	1
984	Thursday, July 6, 2017	Monday, July 3, 2017	Friday, July 7, 2017	Monday, July 10, 2017	Monday, August 21, 2017	All	0.5	1	1
985	Thursday, July 6, 2017	Tuesday, July 4, 2017	Friday, July 7, 2017	Monday, July 10, 2017	Monday, August 21, 2017	All	0.5	1	1
986	Friday, July 7, 2017	Wednesday, July 5, 2017	Monday, July 10, 2017	Tuesday, July 11, 2017	Monday, August 21, 2017	All	1	1	1
987	Monday, July 10, 2017	Thursday, July 6, 2017	Tuesday, July 11, 2017	Wednesday, July 12, 2017	Monday, August 21, 2017	All	1	1	1
988	Tuesday, July 11, 2017	Monday, July 10, 2017	Wednesday, July 12, 2017	Thursday, July 13, 2017	Monday, August 21, 2017	All	1	1	1
989	Wednesday, July 12, 2017	Friday, July 7, 2017	Thursday, July 13, 2017	Friday, July 14, 2017	Monday, August 21, 2017	All	1	1	1
990	Wednesday, July 12, 2017	Saturday, July 8, 2017	Thursday, July 13, 2017	Friday, July 14, 2017	Monday, August 21, 2017	All	1	1	1
991	Wednesday, July 12, 2017	Sunday, July 9, 2017	Thursday, July 13, 2017	Friday, July 14, 2017	Monday, August 21, 2017	All	1	1	1
992	Thursday, July 13, 2017	Tuesday, July 11, 2017	Friday, July 14, 2017	Monday, July 17, 2017	Monday, August 21, 2017	All	1	1	1
993	Friday, July 14, 2017	Wednesday, July 12, 2017	Monday, July 17, 2017	Tuesday, July 18, 2017	Monday, August 21, 2017	All	1	1	1
994	Monday, July 17, 2017	Thursday, July 13, 2017	Tuesday, July 18, 2017	Wednesday, July 19, 2017	Monday, August 21, 2017	All	1	1	1
995	Tuesday, July 18, 2017	Monday, July 17, 2017	Wednesday, July 19, 2017	Thursday, July 20, 2017	Monday, August 21, 2017	All	1	1	1
996	Wednesday, July 19, 2017	Friday, July 14, 2017	Thursday, July 20, 2017	Friday, July 21, 2017	Monday, August 21, 2017	All	1	1	1
997	Wednesday, July 19, 2017	Saturday, July 15, 2017	Thursday, July 20, 2017	Friday, July 21, 2017	Monday, August 21, 2017	All	1	1	1
998	Wednesday, July 19, 2017	Sunday, July 16, 2017	Thursday, July 20, 2017	Friday, July 21, 2017	Monday, August 21, 2017	All	1	1	1
999	Thursday, July 20, 2017	Tuesday, July 18, 2017	Friday, July 21, 2017	Monday, July 24, 2017	Monday, August 21, 2017	All	1	1	1
1000	Friday, July 21, 2017	Wednesday, July 19, 2017	Monday, July 24, 2017	Tuesday, July 25, 2017	Monday, August 21, 2017	All	1	1	1
1001	Monday, July 24, 2017	Thursday, July 20, 2017	Tuesday, July 25, 2017	Wednesday, July 26, 2017	Monday, August 21, 2017	All	1	1	1
1002	Tuesday, July 25, 2017	Monday, July 24, 2017	Wednesday, July 26, 2017	Thursday, July 27, 2017	Monday, August 21, 2017	All	1	1	1
1003	Wednesday, July 26, 2017	Friday, July 21, 2017	Thursday, July 27, 2017	Friday, July 28, 2017	Monday, August 21, 2017	All	1	1	1
1004	Wednesday, July 26, 2017	Saturday, July 22, 2017	Thursday, July 27, 2017	Friday, July 28, 2017	Monday, August 21, 2017	All	1	1	1
1005	Wednesday, July 26, 2017	Sunday, July 23, 2017	Thursday, July 27, 2017	Friday, July 28, 2017	Monday, August 21, 2017	All	1	1	1
1006	Thursday, July 27, 2017	Tuesday, July 25, 2017	Friday, July 28, 2017	Monday, July 31, 2017	Monday, August 21, 2017	All	1	1	1
1007	Friday, July 28, 2017	Wednesday, July 26, 2017	Monday, July 31, 2017	Tuesday, August 1, 2017	Wednesday, September 20, 2017	All	1	1	1
1008	Monday, July 31, 2017	Thursday, July 27, 2017	Tuesday, August 1, 2017	Wednesday, August 2, 2017	Wednesday, September 20, 2017	All	1	1	1
1009	Tuesday, August 1, 2017	Monday, July 31, 2017	Wednesday, August 2, 2017	Thursday, August 3, 2017	Wednesday, September 20, 2017	All	1	1	1
1010	Wednesday, August 2, 2017	Friday, July 28, 2017	Thursday, August 3, 2017	Friday, August 4, 2017	Wednesday, September 20, 2017	All	1	1	1
1011	Wednesday, August 2, 2017	Saturday, July 29, 2017	Thursday, August 3, 2017	Friday, August 4, 2017	Wednesday, September 20, 2017	All	1	1	1
1012	Wednesday, August 2, 2017	Sunday, July 30, 2017	Thursday, August 3, 2017	Friday, August 4, 2017	Wednesday, September 20, 2017	All	1	1	1
1013	Thursday, August 3, 2017	Tuesday, August 1, 2017	Friday, August 4, 2017	Monday, August 7, 2017	Wednesday, September 20, 2017	All	1	1	1
1014	Friday, August 4, 2017	Wednesday, August 2, 2017	Monday, August 7, 2017	Tuesday, August 8, 2017	Wednesday, September 20, 2017	All	1	1	1
1015	Monday, August 7, 2017	Thursday, August 3, 2017	Tuesday, August 8, 2017	Wednesday, August 9, 2017	Wednesday, September 20, 2017	All	1	1	1
1016	Tuesday, August 8, 2017	Monday, August 7, 2017	Wednesday, August 9, 2017	Thursday, August 10, 2017	Wednesday, September 20, 2017	All	1	1	1
1017	Wednesday, August 9, 2017	Friday, August 4, 2017	Thursday, August 10, 2017	Friday, August 11, 2017	Wednesday, September 20, 2017	All	1	1	1
1018	Wednesday, August 9, 2017	Saturday, August 5, 2017	Thursday, August 10, 2017	Friday, August 11, 2017	Wednesday, September 20, 2017	All	1	1	1
1019	Wednesday, August 9, 2017	Sunday, August 6, 2017	Thursday, August 10, 2017	Friday, August 11, 2017	Wednesday, September 20, 2017	All	1	1	1
1020	Thursday, August 10, 2017	Tuesday, August 8, 2017	Friday, August 11, 2017	Monday, August 14, 2017	Wednesday, September 20, 2017	All	1	1	1
1021	Friday, August 11, 2017	Wednesday, August 9, 2017	Monday, August 14, 2017	Tuesday, August 15, 2017	Wednesday, September 20, 2017	All	1	1	1
1022	Monday, August 14, 2017	Thursday, August 10, 2017	Tuesday, August 15, 2017	Wednesday, August 16, 2017	Wednesday, September 20, 2017	All	1	1	1
1023	Tuesday, August 15, 2017	Monday, August 14, 2017	Wednesday, August 16, 2017	Thursday, August 17, 2017	Wednesday, September 20, 2017	All	1	1	1
1024	Wednesday, August 16, 2017	Friday, August 11, 2017	Thursday, August 17, 2017	Friday, August 18, 2017	Wednesday, September 20, 2017	All	1	1	1
1025	Wednesday, August 16, 2017	Saturday, August 12, 2017	Thursday, August 17, 2017	Friday, August 18, 2017	Wednesday, September 20, 2017	All	1	1	1
1026	Wednesday, August 16, 2017	Sunday, August 13, 2017	Thursday, August 17, 2017	Friday, August 18, 2017	Wednesday, September 20, 2017	All	1	1	1
1027	Thursday, August 17, 2017	Tuesday, August 15, 2017	Friday, August 18, 2017	Monday, August 21, 2017	Wednesday, September 20, 2017	All	1	1	1
1028	Friday, August 18, 2017	Wednesday, August 16, 2017	Monday, August 21, 2017	Tuesday, August 22, 2017	Wednesday, September 20, 2017	All	1	1	1
1029	Monday, August 21, 2017	Thursday, August 17, 2017	Tuesday, August 22, 2017	Wednesday, August 23, 2017	Wednesday, September 20, 2017	All	1	1	1
1030	Tuesday, August 22, 2017	Monday, August 21, 2017	Wednesday, August 23, 2017	Thursday, August 24, 2017	Wednesday, September 20, 2017	All	1	1	1
1031	Wednesday, August 23, 2017	Friday, August 18, 2017	Thursday, August 24, 2017	Friday, August 25, 2017	Wednesday, September 20, 2017	All	1	1	1
1032	Wednesday, August 23, 2017	Saturday, August 19, 2017	Thursday, August 24, 2017	Friday, August 25, 2017	Wednesday, September 20, 2017	All	1	1	1
1033	Wednesday, August 23, 2017	Sunday, August 20, 2017	Thursday, August 24, 2017	Friday, August 25, 2017	Wednesday, September 20, 2017	All	1	1	1
1034	Thursday, August 24, 2017	Tuesday, August 22, 2017	Friday, August 25, 2017	Monday, August 28, 2017	Wednesday, September 20, 2017	All	1	1	1
1035	Friday, August 25, 2017	Wednesday, August 23, 2017	Monday, August 28, 2017	Tuesday, August 29, 2017	Wednesday, September 20, 2017	All	1	1	1
1036	Monday, August 28, 2017	Thursday, August 24, 2017	Tuesday, August 29, 2017	Wednesday, August 30, 2017	Wednesday, September 20, 2017	All	1	1	1
1037	Tuesday, August 29, 2017	Monday, August 28, 2017	Wednesday, August 30, 2017	Thursday, August 31, 2017	Wednesday, September 20, 2017	All	1	1	1
1038	Wednesday, August 30, 2017	Friday, August 25, 2017	Thursday, August 31, 2017	Friday, September 1, 2017	Friday, October 20, 2017	All	1.33	1	1
1039	Wednesday, August 30, 2017	Saturday, August 26, 2017	Thursday, August 31, 2017	Friday, September 1, 2017	Friday, October 20, 2017	All	1.33	1	1
1040	Wednesday, August 30, 2017	Sunday, August 27, 2017	Thursday, August 31, 2017	Friday, September 1, 2017	Friday, October 20, 2017	All	1.33	1	1
1041	Thursday, August 31, 2017	Tuesday, August 29, 2017	Friday, September 1, 2017	Tuesday, September 5, 2017	Friday, October 20, 2017	All	1	1	1
1042	Friday, September 1, 2017	Wednesday, August 30, 2017	Tuesday, September 5, 2017	Wednesday, September 6, 2017	Friday, October 20, 2017	All	1	1	1
1043	Tuesday, September 5, 2017	Thursday, August 31, 2017	Wednesday, September 6, 2017	Thursday, September 7, 2017	Friday, October 20, 2017	All	1	1	1
1044	Wednesday, September 6, 2017	Friday, September 1, 2017	Thursday, September 7, 2017	Friday, September 8, 2017	Friday, October 20, 2017	All	0.75	1	1
1045	Wednesday, September 6, 2017	Saturday, September 2, 2017	Thursday, September 7, 2017	Friday, September 8, 2017	Friday, October 20, 2017	All	0.75	1	1
1046	Wednesday, September 6, 2017	Sunday, September 3, 2017	Thursday, September 7, 2017	Friday, September 8, 2017	Friday, October 20, 2017	All	0.75	1	1
1047	Wednesday, September 6, 2017	Monday, September 4, 2017	Thursday, September 7, 2017	Friday, September 8, 2017	Friday, October 20, 2017	All	0.75	1	1
1048	Thursday, September 7, 2017	Tuesday, September 5, 2017	Friday, September 8, 2017	Monday, September 11, 2017	Friday, October 20, 2017	All	1	1	1
1049	Friday, September 8, 2017	Wednesday, September 6, 2017	Monday, September 11, 2017	Tuesday, September 12, 2017	Friday, October 20, 2017	All	1	1	1
1050	Monday, September 11, 2017	Thursday, September 7, 2017	Tuesday, September 12, 2017	Wednesday, September 13, 2017	Friday, October 20, 2017	All	1	1	1
1051	Tuesday, September 12, 2017	Monday, September 11, 2017	Wednesday, September 13, 2017	Thursday, September 14, 2017	Friday, October 20, 2017	All	1	1	1
1052	Wednesday, September 13, 2017	Friday, September 8, 2017	Thursday, September 14, 2017	Friday, September 15, 2017	Friday, October 20, 2017	All	1	1	1
1053	Wednesday, September 13, 2017	Saturday, September 9, 2017	Thursday, September 14, 2017	Friday, September 15, 2017	Friday, October 20, 2017	All	1	1	1
1054	Wednesday, September 13, 2017	Sunday, September 10, 2017	Thursday, September 14, 2017	Friday, September 15, 2017	Friday, October 20, 2017	All	1	1	1
1055	Thursday, September 14, 2017	Tuesday, September 12, 2017	Friday, September 15, 2017	Monday, September 18, 2017	Friday, October 20, 2017	All	1	1	1
1056	Friday, September 15, 2017	Wednesday, September 13, 2017	Monday, September 18, 2017	Tuesday, September 19, 2017	Friday, October 20, 2017	All	1	1	1
1057	Monday, September 18, 2017	Thursday, September 14, 2017	Tuesday, September 19, 2017	Wednesday, September 20, 2017	Friday, October 20, 2017	All	1	1	1
1058	Tuesday, September 19, 2017	Monday, September 18, 2017	Wednesday, September 20, 2017	Thursday, September 21, 2017	Friday, October 20, 2017	All	1	1	1
1059	Wednesday, September 20, 2017	Friday, September 15, 2017	Thursday, September 21, 2017	Friday, September 22, 2017	Friday, October 20, 2017	All	1	1	1
1060	Wednesday, September 20, 2017	Saturday, September 16, 2017	Thursday, September 21, 2017	Friday, September 22, 2017	Friday, October 20, 2017	All	1	1	1
1061	Wednesday, September 20, 2017	Sunday, September 17, 2017	Thursday, September 21, 2017	Friday, September 22, 2017	Friday, October 20, 2017	All	1	1	1
1062	Thursday, September 21, 2017	Tuesday, September 19, 2017	Friday, September 22, 2017	Monday, September 25, 2017	Friday, October 20, 2017	All	1	1	1
1063	Friday, September 22, 2017	Wednesday, September 20, 2017	Monday, September 25, 2017	Tuesday, September 26, 2017	Friday, October 20, 2017	All	1	1	1
1064	Monday, September 25, 2017	Thursday, September 21, 2017	Tuesday, September 26, 2017	Wednesday, September 27, 2017	Friday, October 20, 2017	All	1	1	1
1065	Tuesday, September 26, 2017	Monday, September 25, 2017	Wednesday, September 27, 2017	Thursday, September 28, 2017	Friday, October 20, 2017	All	1	1	1
1066	Wednesday, September 27, 2017	Friday, September 22, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Friday, October 20, 2017	All	1	0.67	1
1067	Wednesday, September 27, 2017	Saturday, September 23, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Friday, October 20, 2017	All	1	0.67	1
1068	Wednesday, September 27, 2017	Sunday, September 24, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Friday, October 20, 2017	All	1	0.67	1
1069	Wednesday, September 27, 2017	Friday, September 22, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Monday, November 20, 2017	All	1	0.3333333	1
1070	Wednesday, September 27, 2017	Saturday, September 23, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Monday, November 20, 2017	All	1	0.3333333	1
1071	Wednesday, September 27, 2017	Sunday, September 24, 2017	Thursday, September 28, 2017	Friday, September 29, 2017	Monday, November 20, 2017	All	1	0.3333333	1
1072	Thursday, September 28, 2017	Tuesday, September 26, 2017	Friday, September 29, 2017	Monday, October 2, 2017	Monday, November 20, 2017	All	1	1	1
1073	Friday, September 29, 2017	Wednesday, September 27, 2017	Monday, October 2, 2017	Tuesday, October 3, 2017	Monday, November 20, 2017	All	1	1	1
1074	Monday, October 2, 2017	Thursday, September 28, 2017	Tuesday, October 3, 2017	Wednesday, October 4, 2017	Monday, November 20, 2017	All	1	1	1
1075	Tuesday, October 3, 2017	Monday, October 2, 2017	Wednesday, October 4, 2017	Thursday, October 5, 2017	Monday, November 20, 2017	All	1	1	1
1076	Wednesday, October 4, 2017	Friday, September 29, 2017	Thursday, October 5, 2017	Friday, October 6, 2017	Monday, November 20, 2017	All	1.3333333	1	1
1077	Wednesday, October 4, 2017	Saturday, September 30, 2017	Thursday, October 5, 2017	Friday, October 6, 2017	Monday, November 20, 2017	All	1.3333333	1	1
1078	Wednesday, October 4, 2017	Sunday, October 1, 2017	Thursday, October 5, 2017	Friday, October 6, 2017	Monday, November 20, 2017	All	1.3333333	1	1
1079	Thursday, October 5, 2017	Tuesday, October 3, 2017	Friday, October 6, 2017	Tuesday, October 10, 2017	Monday, November 20, 2017	All	1	1	1
1080	Monday, October 9, 2017	Wednesday, October 4, 2017	Tuesday, October 10, 2017	Wednesday, October 11, 2017	Monday, November 20, 2017	All	1	1	1
1081	Tuesday, October 10, 2017	Thursday, October 5, 2017	Wednesday, October 11, 2017	Thursday, October 12, 2017	Monday, November 20, 2017	All	1	1	1
1082	Wednesday, October 11, 2017	Friday, October 6, 2017	Thursday, October 12, 2017	Friday, October 13, 2017	Monday, November 20, 2017	All	0.75	1	1
1083	Wednesday, October 11, 2017	Saturday, October 7, 2017	Thursday, October 12, 2017	Friday, October 13, 2017	Monday, November 20, 2017	All	0.75	1	1
1084	Wednesday, October 11, 2017	Sunday, October 8, 2017	Thursday, October 12, 2017	Friday, October 13, 2017	Monday, November 20, 2017	All	0.75	1	1
1085	Wednesday, October 11, 2017	Monday, October 9, 2017	Thursday, October 12, 2017	Friday, October 13, 2017	Monday, November 20, 2017	All	0.75	1	1
1086	Thursday, October 12, 2017	Tuesday, October 10, 2017	Friday, October 13, 2017	Monday, October 16, 2017	Monday, November 20, 2017	All	1	1	1
1087	Friday, October 13, 2017	Wednesday, October 11, 2017	Monday, October 16, 2017	Tuesday, October 17, 2017	Monday, November 20, 2017	All	1	1	1
1088	Monday, October 16, 2017	Thursday, October 12, 2017	Tuesday, October 17, 2017	Wednesday, October 18, 2017	Monday, November 20, 2017	All	1	1	1
1089	Tuesday, October 17, 2017	Monday, October 16, 2017	Wednesday, October 18, 2017	Thursday, October 19, 2017	Monday, November 20, 2017	All	1	1	1
1090	Wednesday, October 18, 2017	Friday, October 13, 2017	Thursday, October 19, 2017	Friday, October 20, 2017	Monday, November 20, 2017	All	1	1	1
1091	Wednesday, October 18, 2017	Saturday, October 14, 2017	Thursday, October 19, 2017	Friday, October 20, 2017	Monday, November 20, 2017	All	1	1	1
1092	Wednesday, October 18, 2017	Sunday, October 15, 2017	Thursday, October 19, 2017	Friday, October 20, 2017	Monday, November 20, 2017	All	1	1	1
1093	Thursday, October 19, 2017	Tuesday, October 17, 2017	Friday, October 20, 2017	Monday, October 23, 2017	Monday, November 20, 2017	All	1	1	1
1094	Friday, October 20, 2017	Wednesday, October 18, 2017	Monday, October 23, 2017	Tuesday, October 24, 2017	Monday, November 20, 2017	All	1	1	1
1095	Monday, October 23, 2017	Thursday, October 19, 2017	Tuesday, October 24, 2017	Wednesday, October 25, 2017	Monday, November 20, 2017	All	1	1	1
1096	Tuesday, October 24, 2017	Monday, October 23, 2017	Wednesday, October 25, 2017	Thursday, October 26, 2017	Monday, November 20, 2017	All	1	1	1
1097	Wednesday, October 25, 2017	Friday, October 20, 2017	Thursday, October 26, 2017	Friday, October 27, 2017	Monday, November 20, 2017	All	1	1	1
1098	Wednesday, October 25, 2017	Saturday, October 21, 2017	Thursday, October 26, 2017	Friday, October 27, 2017	Monday, November 20, 2017	All	1	1	1
1099	Wednesday, October 25, 2017	Sunday, October 22, 2017	Thursday, October 26, 2017	Friday, October 27, 2017	Monday, November 20, 2017	All	1	1	1
1100	Thursday, October 26, 2017	Tuesday, October 24, 2017	Friday, October 27, 2017	Monday, October 30, 2017	Monday, November 20, 2017	All	1	1	1
1101	Friday, October 27, 2017	Wednesday, October 25, 2017	Monday, October 30, 2017	Tuesday, October 31, 2017	Monday, November 20, 2017	All	1	1	1
1102	Monday, October 30, 2017	Thursday, October 26, 2017	Tuesday, October 31, 2017	Wednesday, November 1, 2017	Wednesday, December 20, 2017	All	1	1	1
1103	Tuesday, October 31, 2017	Monday, October 30, 2017	Wednesday, November 1, 2017	Thursday, November 2, 2017	Wednesday, December 20, 2017	All	1	1	1
1104	Wednesday, November 1, 2017	Friday, October 27, 2017	Thursday, November 2, 2017	Friday, November 3, 2017	Wednesday, December 20, 2017	All	1	1	1
1105	Wednesday, November 1, 2017	Saturday, October 28, 2017	Thursday, November 2, 2017	Friday, November 3, 2017	Wednesday, December 20, 2017	All	1	1	1
1106	Wednesday, November 1, 2017	Sunday, October 29, 2017	Thursday, November 2, 2017	Friday, November 3, 2017	Wednesday, December 20, 2017	All	1	1	1
1107	Thursday, November 2, 2017	Tuesday, October 31, 2017	Friday, November 3, 2017	Monday, November 6, 2017	Wednesday, December 20, 2017	All	1	1	1
1108	Friday, November 3, 2017	Wednesday, November 1, 2017	Monday, November 6, 2017	Tuesday, November 7, 2017	Wednesday, December 20, 2017	All	1	1	1
1109	Monday, November 6, 2017	Thursday, November 2, 2017	Tuesday, November 7, 2017	Wednesday, November 8, 2017	Wednesday, December 20, 2017	All	1	1	1
1110	Tuesday, November 7, 2017	Monday, November 6, 2017	Wednesday, November 8, 2017	Thursday, November 9, 2017	Wednesday, December 20, 2017	All	1	1	1
1111	Wednesday, November 8, 2017	Friday, November 3, 2017	Thursday, November 9, 2017	Friday, November 10, 2017	Wednesday, December 20, 2017	All	1	1	1
1112	Wednesday, November 8, 2017	Saturday, November 4, 2017	Thursday, November 9, 2017	Friday, November 10, 2017	Wednesday, December 20, 2017	All	1	1	1
1113	Wednesday, November 8, 2017	Sunday, November 5, 2017	Thursday, November 9, 2017	Friday, November 10, 2017	Wednesday, December 20, 2017	All	1	1	1
1114	Thursday, November 9, 2017	Tuesday, November 7, 2017	Friday, November 10, 2017	Monday, November 13, 2017	Wednesday, December 20, 2017	All	1	1	1
1115	Friday, November 10, 2017	Wednesday, November 8, 2017	Monday, November 13, 2017	Tuesday, November 14, 2017	Wednesday, December 20, 2017	All	1	1	1
1116	Monday, November 13, 2017	Thursday, November 9, 2017	Tuesday, November 14, 2017	Wednesday, November 15, 2017	Wednesday, December 20, 2017	All	1	1	1
1117	Tuesday, November 14, 2017	Monday, November 13, 2017	Wednesday, November 15, 2017	Thursday, November 16, 2017	Wednesday, December 20, 2017	All	1	1	1
1118	Wednesday, November 15, 2017	Friday, November 10, 2017	Thursday, November 16, 2017	Friday, November 17, 2017	Wednesday, December 20, 2017	All	1	1	1
1119	Wednesday, November 15, 2017	Saturday, November 11, 2017	Thursday, November 16, 2017	Friday, November 17, 2017	Wednesday, December 20, 2017	All	1	1	1
1120	Wednesday, November 15, 2017	Sunday, November 12, 2017	Thursday, November 16, 2017	Friday, November 17, 2017	Wednesday, December 20, 2017	All	1	1	1
1121	Thursday, November 16, 2017	Tuesday, November 14, 2017	Friday, November 17, 2017	Monday, November 20, 2017	Wednesday, December 20, 2017	All	1	1	1
1122	Friday, November 17, 2017	Wednesday, November 15, 2017	Monday, November 20, 2017	Tuesday, November 21, 2017	Wednesday, December 20, 2017	All	1	1	1
1123	Monday, November 20, 2017	Thursday, November 16, 2017	Tuesday, November 21, 2017	Wednesday, November 22, 2017	Wednesday, December 20, 2017	All	2	1	1
1124	Tuesday, November 21, 2017	Friday, November 17, 2017	Wednesday, November 22, 2017	Friday, November 24, 2017	Wednesday, December 20, 2017	All	1	1	1
1125	Tuesday, November 21, 2017	Saturday, November 18, 2017	Wednesday, November 22, 2017	Friday, November 24, 2017	Wednesday, December 20, 2017	All	1	1	1
1126	Tuesday, November 21, 2017	Sunday, November 19, 2017	Wednesday, November 22, 2017	Friday, November 24, 2017	Wednesday, December 20, 2017	All	1	1	1
1127	Wednesday, November 22, 2017	Monday, November 20, 2017	Friday, November 24, 2017	Monday, November 27, 2017	Wednesday, December 20, 2017	All	1	1	1
1128	Friday, November 24, 2017	Tuesday, November 21, 2017	Monday, November 27, 2017	Tuesday, November 28, 2017	Wednesday, December 20, 2017	All	1	1	1
1129	Monday, November 27, 2017	Wednesday, November 22, 2017	Tuesday, November 28, 2017	Wednesday, November 29, 2017	Wednesday, December 20, 2017	All	1	1	1
1130	Tuesday, November 28, 2017	Monday, November 27, 2017	Wednesday, November 29, 2017	Thursday, November 30, 2017	Wednesday, December 20, 2017	All	1	1	1
1131	Wednesday, November 29, 2017	Thursday, November 23, 2017	Thursday, November 30, 2017	Friday, December 1, 2017	Friday, January 19, 2018	All	0.75	1	1
1132	Wednesday, November 29, 2017	Friday, November 24, 2017	Thursday, November 30, 2017	Friday, December 1, 2017	Friday, January 19, 2018	All	0.75	1	1
1133	Wednesday, November 29, 2017	Saturday, November 25, 2017	Thursday, November 30, 2017	Friday, December 1, 2017	Friday, January 19, 2018	All	0.75	1	1
1134	Wednesday, November 29, 2017	Sunday, November 26, 2017	Thursday, November 30, 2017	Friday, December 1, 2017	Friday, January 19, 2018	All	0.75	1	1
1135	Thursday, November 30, 2017	Tuesday, November 28, 2017	Friday, December 1, 2017	Monday, December 4, 2017	Friday, January 19, 2018	All	1	1	1
1136	Friday, December 1, 2017	Wednesday, November 29, 2017	Monday, December 4, 2017	Tuesday, December 5, 2017	Friday, January 19, 2018	All	1	1	1
1137	Monday, December 4, 2017	Thursday, November 30, 2017	Tuesday, December 5, 2017	Wednesday, December 6, 2017	Friday, January 19, 2018	All	1	1	1
1138	Tuesday, December 5, 2017	Monday, December 4, 2017	Wednesday, December 6, 2017	Thursday, December 7, 2017	Friday, January 19, 2018	All	1	1	1
1139	Wednesday, December 6, 2017	Friday, December 1, 2017	Thursday, December 7, 2017	Friday, December 8, 2017	Friday, January 19, 2018	All	1	1	1
1140	Wednesday, December 6, 2017	Saturday, December 2, 2017	Thursday, December 7, 2017	Friday, December 8, 2017	Friday, January 19, 2018	All	1	1	1
1141	Wednesday, December 6, 2017	Sunday, December 3, 2017	Thursday, December 7, 2017	Friday, December 8, 2017	Friday, January 19, 2018	All	1	1	1
1142	Thursday, December 7, 2017	Tuesday, December 5, 2017	Friday, December 8, 2017	Monday, December 11, 2017	Friday, January 19, 2018	All	1	1	1
1143	Friday, December 8, 2017	Wednesday, December 6, 2017	Monday, December 11, 2017	Tuesday, December 12, 2017	Friday, January 19, 2018	All	1	1	1
1144	Monday, December 11, 2017	Thursday, December 7, 2017	Tuesday, December 12, 2017	Wednesday, December 13, 2017	Friday, January 19, 2018	All	1	1	1
1145	Tuesday, December 12, 2017	Monday, December 11, 2017	Wednesday, December 13, 2017	Thursday, December 14, 2017	Friday, January 19, 2018	All	1	1	1
1146	Wednesday, December 13, 2017	Friday, December 8, 2017	Thursday, December 14, 2017	Friday, December 15, 2017	Friday, January 19, 2018	All	1	1	1
1147	Wednesday, December 13, 2017	Saturday, December 9, 2017	Thursday, December 14, 2017	Friday, December 15, 2017	Friday, January 19, 2018	All	1	1	1
1148	Wednesday, December 13, 2017	Sunday, December 10, 2017	Thursday, December 14, 2017	Friday, December 15, 2017	Friday, January 19, 2018	All	1	1	1
1149	Thursday, December 14, 2017	Tuesday, December 12, 2017	Friday, December 15, 2017	Monday, December 18, 2017	Friday, January 19, 2018	All	1	1	1
1150	Friday, December 15, 2017	Wednesday, December 13, 2017	Monday, December 18, 2017	Tuesday, December 19, 2017	Friday, January 19, 2018	All	1	1	1
1151	Monday, December 18, 2017	Thursday, December 14, 2017	Tuesday, December 19, 2017	Wednesday, December 20, 2017	Friday, January 19, 2018	All	1	1	1
1152	Tuesday, December 19, 2017	Monday, December 18, 2017	Wednesday, December 20, 2017	Thursday, December 21, 2017	Friday, January 19, 2018	All	1	1	1
1153	Wednesday, December 20, 2017	Friday, December 15, 2017	Thursday, December 21, 2017	Friday, December 22, 2017	Friday, January 19, 2018	All	1.33	1	1
1154	Wednesday, December 20, 2017	Saturday, December 16, 2017	Thursday, December 21, 2017	Friday, December 22, 2017	Friday, January 19, 2018	All	1.33	1	1
1155	Wednesday, December 20, 2017	Sunday, December 17, 2017	Thursday, December 21, 2017	Friday, December 22, 2017	Friday, January 19, 2018	All	1.33	1	1
1156	Thursday, December 21, 2017	Tuesday, December 19, 2017	Friday, December 22, 2017	Tuesday, December 26, 2017	Friday, January 19, 2018	All	1	1	1
1157	Friday, December 22, 2017	Wednesday, December 20, 2017	Tuesday, December 26, 2017	Wednesday, December 27, 2017	Friday, January 19, 2018	All	1	1	1
1158	Tuesday, December 26, 2017	Thursday, December 21, 2017	Wednesday, December 27, 2017	Thursday, December 28, 2017	Friday, January 19, 2018	All	1	1	1
1159	Wednesday, December 27, 2017	Friday, December 22, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Friday, January 19, 2018	All	1	0.75	1
1160	Wednesday, December 27, 2017	Saturday, December 23, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Friday, January 19, 2018	All	1	0.75	1
1161	Wednesday, December 27, 2017	Sunday, December 24, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Friday, January 19, 2018	All	1	0.75	1
1162	Wednesday, December 27, 2017	Monday, December 25, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Friday, January 19, 2018	All	1	0.75	1
1163	Wednesday, December 27, 2017	Friday, December 22, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Tuesday, February 20, 2018	All	1	0.25	1
1164	Wednesday, December 27, 2017	Saturday, December 23, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Tuesday, February 20, 2018	All	1	0.25	1
1165	Wednesday, December 27, 2017	Sunday, December 24, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Tuesday, February 20, 2018	All	1	0.25	1
1166	Wednesday, December 27, 2017	Monday, December 25, 2017	Thursday, December 28, 2017	Friday, December 29, 2017	Tuesday, February 20, 2018	All	1	0.25	1
1167	Thursday, December 28, 2017	Tuesday, December 26, 2017	Friday, December 29, 2017	Tuesday, January 2, 2018	Tuesday, February 20, 2018	All	1	1	1
1168	Friday, December 29, 2017	Wednesday, December 27, 2017	Tuesday, January 2, 2018	Wednesday, January 3, 2018	Tuesday, February 20, 2018	All	1	1	1
1169	Tuesday, January 2, 2018	Thursday, December 28, 2017	Wednesday, January 3, 2018	Thursday, January 4, 2018	Tuesday, February 20, 2018	All	1	1	1
1170	Wednesday, January 3, 2018	Friday, December 29, 2017	Thursday, January 4, 2018	Friday, January 5, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1171	Wednesday, January 3, 2018	Saturday, December 30, 2017	Thursday, January 4, 2018	Friday, January 5, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1172	Wednesday, January 3, 2018	Sunday, December 31, 2017	Thursday, January 4, 2018	Friday, January 5, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1173	Wednesday, January 3, 2018	Monday, January 1, 2018	Thursday, January 4, 2018	Friday, January 5, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1174	Thursday, January 4, 2018	Tuesday, January 2, 2018	Friday, January 5, 2018	Monday, January 8, 2018	Tuesday, February 20, 2018	All	1	1	1
1175	Friday, January 5, 2018	Wednesday, January 3, 2018	Monday, January 8, 2018	Tuesday, January 9, 2018	Tuesday, February 20, 2018	All	1	1	1
1176	Monday, January 8, 2018	Thursday, January 4, 2018	Tuesday, January 9, 2018	Wednesday, January 10, 2018	Tuesday, February 20, 2018	All	1	1	1
1177	Tuesday, January 9, 2018	Monday, January 8, 2018	Wednesday, January 10, 2018	Thursday, January 11, 2018	Tuesday, February 20, 2018	All	1	1	1
1178	Wednesday, January 10, 2018	Friday, January 5, 2018	Thursday, January 11, 2018	Friday, January 12, 2018	Tuesday, February 20, 2018	All	1.33	1	1
1179	Wednesday, January 10, 2018	Saturday, January 6, 2018	Thursday, January 11, 2018	Friday, January 12, 2018	Tuesday, February 20, 2018	All	1.33	1	1
1180	Wednesday, January 10, 2018	Sunday, January 7, 2018	Thursday, January 11, 2018	Friday, January 12, 2018	Tuesday, February 20, 2018	All	1.33	1	1
1181	Thursday, January 11, 2018	Tuesday, January 9, 2018	Friday, January 12, 2018	Tuesday, January 16, 2018	Tuesday, February 20, 2018	All	1	1	1
1182	Friday, January 12, 2018	Wednesday, January 10, 2018	Tuesday, January 16, 2018	Wednesday, January 17, 2018	Tuesday, February 20, 2018	All	1	1	1
1183	Tuesday, January 16, 2018	Thursday, January 11, 2018	Wednesday, January 17, 2018	Thursday, January 18, 2018	Tuesday, February 20, 2018	All	1	1	1
1184	Wednesday, January 17, 2018	Friday, January 12, 2018	Thursday, January 18, 2018	Friday, January 19, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1185	Wednesday, January 17, 2018	Saturday, January 13, 2018	Thursday, January 18, 2018	Friday, January 19, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1186	Wednesday, January 17, 2018	Sunday, January 14, 2018	Thursday, January 18, 2018	Friday, January 19, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1187	Wednesday, January 17, 2018	Monday, January 15, 2018	Thursday, January 18, 2018	Friday, January 19, 2018	Tuesday, February 20, 2018	All	0.75	1	1
1188	Thursday, January 18, 2018	Tuesday, January 16, 2018	Friday, January 19, 2018	Monday, January 22, 2018	Tuesday, February 20, 2018	All	1	1	1
1189	Friday, January 19, 2018	Wednesday, January 17, 2018	Monday, January 22, 2018	Tuesday, January 23, 2018	Tuesday, February 20, 2018	All	1	1	1
1190	Monday, January 22, 2018	Thursday, January 18, 2018	Tuesday, January 23, 2018	Wednesday, January 24, 2018	Tuesday, February 20, 2018	All	1	1	1
1191	Tuesday, January 23, 2018	Monday, January 22, 2018	Wednesday, January 24, 2018	Thursday, January 25, 2018	Tuesday, February 20, 2018	All	1	1	1
1192	Wednesday, January 24, 2018	Friday, January 19, 2018	Thursday, January 25, 2018	Friday, January 26, 2018	Tuesday, February 20, 2018	All	1	1	1
1193	Wednesday, January 24, 2018	Saturday, January 20, 2018	Thursday, January 25, 2018	Friday, January 26, 2018	Tuesday, February 20, 2018	All	1	1	1
1194	Wednesday, January 24, 2018	Sunday, January 21, 2018	Thursday, January 25, 2018	Friday, January 26, 2018	Tuesday, February 20, 2018	All	1	1	1
1195	Thursday, January 25, 2018	Tuesday, January 23, 2018	Friday, January 26, 2018	Monday, January 29, 2018	Tuesday, February 20, 2018	All	1	1	1
1196	Friday, January 26, 2018	Wednesday, January 24, 2018	Monday, January 29, 2018	Tuesday, January 30, 2018	Tuesday, February 20, 2018	All	1	1	1
1197	Monday, January 29, 2018	Thursday, January 25, 2018	Tuesday, January 30, 2018	Wednesday, January 31, 2018	Tuesday, February 20, 2018	All	1	1	1
1198	Tuesday, January 30, 2018	Monday, January 29, 2018	Wednesday, January 31, 2018	Thursday, February 1, 2018	Tuesday, March 20, 2018	All	1	1	1
1199	Wednesday, January 31, 2018	Friday, January 26, 2018	Thursday, February 1, 2018	Friday, February 2, 2018	Tuesday, March 20, 2018	All	1	1	1
1200	Wednesday, January 31, 2018	Saturday, January 27, 2018	Thursday, February 1, 2018	Friday, February 2, 2018	Tuesday, March 20, 2018	All	1	1	1
1201	Wednesday, January 31, 2018	Sunday, January 28, 2018	Thursday, February 1, 2018	Friday, February 2, 2018	Tuesday, March 20, 2018	All	1	1	1
1202	Thursday, February 1, 2018	Tuesday, January 30, 2018	Friday, February 2, 2018	Monday, February 5, 2018	Tuesday, March 20, 2018	All	1	1	1
1203	Friday, February 2, 2018	Wednesday, January 31, 2018	Monday, February 5, 2018	Tuesday, February 6, 2018	Tuesday, March 20, 2018	All	1	1	1
1204	Monday, February 5, 2018	Thursday, February 1, 2018	Tuesday, February 6, 2018	Wednesday, February 7, 2018	Tuesday, March 20, 2018	All	1	1	1
1205	Tuesday, February 6, 2018	Monday, February 5, 2018	Wednesday, February 7, 2018	Thursday, February 8, 2018	Tuesday, March 20, 2018	All	1	1	1
1206	Wednesday, February 7, 2018	Friday, February 2, 2018	Thursday, February 8, 2018	Friday, February 9, 2018	Tuesday, March 20, 2018	All	1	1	1
1207	Wednesday, February 7, 2018	Saturday, February 3, 2018	Thursday, February 8, 2018	Friday, February 9, 2018	Tuesday, March 20, 2018	All	1	1	1
1208	Wednesday, February 7, 2018	Sunday, February 4, 2018	Thursday, February 8, 2018	Friday, February 9, 2018	Tuesday, March 20, 2018	All	1	1	1
1209	Thursday, February 8, 2018	Tuesday, February 6, 2018	Friday, February 9, 2018	Monday, February 12, 2018	Tuesday, March 20, 2018	All	1	1	1
1210	Friday, February 9, 2018	Wednesday, February 7, 2018	Monday, February 12, 2018	Tuesday, February 13, 2018	Tuesday, March 20, 2018	All	1	1	1
1211	Monday, February 12, 2018	Thursday, February 8, 2018	Tuesday, February 13, 2018	Wednesday, February 14, 2018	Tuesday, March 20, 2018	All	1	1	1
1212	Tuesday, February 13, 2018	Monday, February 12, 2018	Wednesday, February 14, 2018	Thursday, February 15, 2018	Tuesday, March 20, 2018	All	1	1	1
1213	Wednesday, February 14, 2018	Friday, February 9, 2018	Thursday, February 15, 2018	Friday, February 16, 2018	Tuesday, March 20, 2018	All	1.33	1	1
1214	Wednesday, February 14, 2018	Saturday, February 10, 2018	Thursday, February 15, 2018	Friday, February 16, 2018	Tuesday, March 20, 2018	All	1.33	1	1
1215	Wednesday, February 14, 2018	Sunday, February 11, 2018	Thursday, February 15, 2018	Friday, February 16, 2018	Tuesday, March 20, 2018	All	1.33	1	1
1216	Thursday, February 15, 2018	Tuesday, February 13, 2018	Friday, February 16, 2018	Tuesday, February 20, 2018	Tuesday, March 20, 2018	All	1	1	1
1217	Friday, February 16, 2018	Wednesday, February 14, 2018	Tuesday, February 20, 2018	Wednesday, February 21, 2018	Tuesday, March 20, 2018	All	1	1	1
1218	Tuesday, February 20, 2018	Thursday, February 15, 2018	Wednesday, February 21, 2018	Thursday, February 22, 2018	Tuesday, March 20, 2018	All	1	1	1
1219	Wednesday, February 21, 2018	Friday, February 16, 2018	Thursday, February 22, 2018	Friday, February 23, 2018	Tuesday, March 20, 2018	All	0.75	1	1
1220	Wednesday, February 21, 2018	Saturday, February 17, 2018	Thursday, February 22, 2018	Friday, February 23, 2018	Tuesday, March 20, 2018	All	0.75	1	1
1221	Wednesday, February 21, 2018	Sunday, February 18, 2018	Thursday, February 22, 2018	Friday, February 23, 2018	Tuesday, March 20, 2018	All	0.75	1	1
1222	Wednesday, February 21, 2018	Monday, February 19, 2018	Thursday, February 22, 2018	Friday, February 23, 2018	Tuesday, March 20, 2018	All	0.75	1	1
1223	Thursday, February 22, 2018	Tuesday, February 20, 2018	Friday, February 23, 2018	Monday, February 26, 2018	Tuesday, March 20, 2018	All	1	1	1
1224	Friday, February 23, 2018	Wednesday, February 21, 2018	Monday, February 26, 2018	Tuesday, February 27, 2018	Tuesday, March 20, 2018	All	1	1	1
1225	Monday, February 26, 2018	Thursday, February 22, 2018	Tuesday, February 27, 2018	Wednesday, February 28, 2018	Tuesday, March 20, 2018	All	1	1	1
1226	Tuesday, February 27, 2018	Monday, February 26, 2018	Wednesday, February 28, 2018	Thursday, March 1, 2018	Friday, April 20, 2018	All	1	1	1
1227	Wednesday, February 28, 2018	Friday, February 23, 2018	Thursday, March 1, 2018	Friday, March 2, 2018	Friday, April 20, 2018	All	1	1	1
1228	Wednesday, February 28, 2018	Saturday, February 24, 2018	Thursday, March 1, 2018	Friday, March 2, 2018	Friday, April 20, 2018	All	1	1	1
1229	Wednesday, February 28, 2018	Sunday, February 25, 2018	Thursday, March 1, 2018	Friday, March 2, 2018	Friday, April 20, 2018	All	1	1	1
1230	Thursday, March 1, 2018	Tuesday, February 27, 2018	Friday, March 2, 2018	Monday, March 5, 2018	Friday, April 20, 2018	All	1	1	1
1231	Friday, March 2, 2018	Wednesday, February 28, 2018	Monday, March 5, 2018	Tuesday, March 6, 2018	Friday, April 20, 2018	All	1	1	1
1232	Monday, March 5, 2018	Thursday, March 1, 2018	Tuesday, March 6, 2018	Wednesday, March 7, 2018	Friday, April 20, 2018	All	1	1	1
1233	Tuesday, March 6, 2018	Monday, March 5, 2018	Wednesday, March 7, 2018	Thursday, March 8, 2018	Friday, April 20, 2018	All	1	1	1
1234	Wednesday, March 7, 2018	Friday, March 2, 2018	Thursday, March 8, 2018	Friday, March 9, 2018	Friday, April 20, 2018	All	1	1	1
1235	Wednesday, March 7, 2018	Saturday, March 3, 2018	Thursday, March 8, 2018	Friday, March 9, 2018	Friday, April 20, 2018	All	1	1	1
1236	Wednesday, March 7, 2018	Sunday, March 4, 2018	Thursday, March 8, 2018	Friday, March 9, 2018	Friday, April 20, 2018	All	1	1	1
1237	Thursday, March 8, 2018	Tuesday, March 6, 2018	Friday, March 9, 2018	Monday, March 12, 2018	Friday, April 20, 2018	All	1	1	1
1238	Friday, March 9, 2018	Wednesday, March 7, 2018	Monday, March 12, 2018	Tuesday, March 13, 2018	Friday, April 20, 2018	All	1	1	1
1239	Monday, March 12, 2018	Thursday, March 8, 2018	Tuesday, March 13, 2018	Wednesday, March 14, 2018	Friday, April 20, 2018	All	1	1	1
1240	Tuesday, March 13, 2018	Monday, March 12, 2018	Wednesday, March 14, 2018	Thursday, March 15, 2018	Friday, April 20, 2018	All	1	1	1
1241	Wednesday, March 14, 2018	Friday, March 9, 2018	Thursday, March 15, 2018	Friday, March 16, 2018	Friday, April 20, 2018	All	1	1	1
1242	Wednesday, March 14, 2018	Saturday, March 10, 2018	Thursday, March 15, 2018	Friday, March 16, 2018	Friday, April 20, 2018	All	1	1	1
1243	Wednesday, March 14, 2018	Sunday, March 11, 2018	Thursday, March 15, 2018	Friday, March 16, 2018	Friday, April 20, 2018	All	1	1	1
1244	Thursday, March 15, 2018	Tuesday, March 13, 2018	Friday, March 16, 2018	Monday, March 19, 2018	Friday, April 20, 2018	All	1	1	1
1245	Friday, March 16, 2018	Wednesday, March 14, 2018	Monday, March 19, 2018	Tuesday, March 20, 2018	Friday, April 20, 2018	All	1	1	1
1246	Monday, March 19, 2018	Thursday, March 15, 2018	Tuesday, March 20, 2018	Wednesday, March 21, 2018	Friday, April 20, 2018	All	1	1	1
1247	Tuesday, March 20, 2018	Monday, March 19, 2018	Wednesday, March 21, 2018	Thursday, March 22, 2018	Friday, April 20, 2018	All	1	1	1
1248	Wednesday, March 21, 2018	Friday, March 16, 2018	Thursday, March 22, 2018	Friday, March 23, 2018	Friday, April 20, 2018	All	1	1	1
1249	Wednesday, March 21, 2018	Saturday, March 17, 2018	Thursday, March 22, 2018	Friday, March 23, 2018	Friday, April 20, 2018	All	1	1	1
1250	Wednesday, March 21, 2018	Sunday, March 18, 2018	Thursday, March 22, 2018	Friday, March 23, 2018	Friday, April 20, 2018	All	1	1	1
1251	Thursday, March 22, 2018	Tuesday, March 20, 2018	Friday, March 23, 2018	Monday, March 26, 2018	Friday, April 20, 2018	All	1	1	1
1252	Friday, March 23, 2018	Wednesday, March 21, 2018	Monday, March 26, 2018	Tuesday, March 27, 2018	Friday, April 20, 2018	All	1	1	1
1253	Monday, March 26, 2018	Thursday, March 22, 2018	Tuesday, March 27, 2018	Wednesday, March 28, 2018	Friday, April 20, 2018	All	1	1	1
1254	Tuesday, March 27, 2018	Friday, March 23, 2018	Wednesday, March 28, 2018	Thursday, March 29, 2018	Friday, April 20, 2018	All	1	1	1
1255	Tuesday, March 27, 2018	Saturday, March 24, 2018	Wednesday, March 28, 2018	Thursday, March 29, 2018	Friday, April 20, 2018	All	1	1	1
1256	Tuesday, March 27, 2018	Sunday, March 25, 2018	Wednesday, March 28, 2018	Thursday, March 29, 2018	Friday, April 20, 2018	All	1	1	1
1257	Wednesday, March 28, 2018	Monday, March 26, 2018	Thursday, March 29, 2018	Monday, April 2, 2018	Monday, May 21, 2018	All	1	1	1
1258	Thursday, March 29, 2018	Tuesday, March 27, 2018	Monday, April 2, 2018	Tuesday, April 3, 2018	Monday, May 21, 2018	All	1	1	1
1259	Monday, April 2, 2018	Wednesday, March 28, 2018	Tuesday, April 3, 2018	Wednesday, April 4, 2018	Monday, May 21, 2018	All	1	1	1
1260	Tuesday, April 3, 2018	Thursday, March 29, 2018	Wednesday, April 4, 2018	Thursday, April 5, 2018	Monday, May 21, 2018	All	2	1	1
1261	Wednesday, April 4, 2018	Friday, March 30, 2018	Thursday, April 5, 2018	Friday, April 6, 2018	Monday, May 21, 2018	All	0.75	1	1
1262	Wednesday, April 4, 2018	Saturday, March 31, 2018	Thursday, April 5, 2018	Friday, April 6, 2018	Monday, May 21, 2018	All	0.75	1	1
1263	Wednesday, April 4, 2018	Sunday, April 1, 2018	Thursday, April 5, 2018	Friday, April 6, 2018	Monday, May 21, 2018	All	0.75	1	1
1264	Wednesday, April 4, 2018	Monday, April 2, 2018	Thursday, April 5, 2018	Friday, April 6, 2018	Monday, May 21, 2018	All	0.75	1	1
1265	Thursday, April 5, 2018	Tuesday, April 3, 2018	Friday, April 6, 2018	Monday, April 9, 2018	Monday, May 21, 2018	All	1	1	1
1266	Friday, April 6, 2018	Wednesday, April 4, 2018	Monday, April 9, 2018	Tuesday, April 10, 2018	Monday, May 21, 2018	All	1	1	1
1267	Monday, April 9, 2018	Thursday, April 5, 2018	Tuesday, April 10, 2018	Wednesday, April 11, 2018	Monday, May 21, 2018	All	1	1	1
1268	Tuesday, April 10, 2018	Monday, April 9, 2018	Wednesday, April 11, 2018	Thursday, April 12, 2018	Monday, May 21, 2018	All	1	1	1
1269	Wednesday, April 11, 2018	Friday, April 6, 2018	Thursday, April 12, 2018	Friday, April 13, 2018	Monday, May 21, 2018	All	1	1	1
1270	Wednesday, April 11, 2018	Saturday, April 7, 2018	Thursday, April 12, 2018	Friday, April 13, 2018	Monday, May 21, 2018	All	1	1	1
1271	Wednesday, April 11, 2018	Sunday, April 8, 2018	Thursday, April 12, 2018	Friday, April 13, 2018	Monday, May 21, 2018	All	1	1	1
1272	Thursday, April 12, 2018	Tuesday, April 10, 2018	Friday, April 13, 2018	Monday, April 16, 2018	Monday, May 21, 2018	All	1	1	1
1273	Friday, April 13, 2018	Wednesday, April 11, 2018	Monday, April 16, 2018	Tuesday, April 17, 2018	Monday, May 21, 2018	All	1	1	1
1274	Monday, April 16, 2018	Thursday, April 12, 2018	Tuesday, April 17, 2018	Wednesday, April 18, 2018	Monday, May 21, 2018	All	1	1	1
1275	Tuesday, April 17, 2018	Monday, April 16, 2018	Wednesday, April 18, 2018	Thursday, April 19, 2018	Monday, May 21, 2018	All	1	1	1
1276	Wednesday, April 18, 2018	Friday, April 13, 2018	Thursday, April 19, 2018	Friday, April 20, 2018	Monday, May 21, 2018	All	1	1	1
1277	Wednesday, April 18, 2018	Saturday, April 14, 2018	Thursday, April 19, 2018	Friday, April 20, 2018	Monday, May 21, 2018	All	1	1	1
1278	Wednesday, April 18, 2018	Sunday, April 15, 2018	Thursday, April 19, 2018	Friday, April 20, 2018	Monday, May 21, 2018	All	1	1	1
1279	Thursday, April 19, 2018	Tuesday, April 17, 2018	Friday, April 20, 2018	Monday, April 23, 2018	Monday, May 21, 2018	All	1	1	1
1280	Friday, April 20, 2018	Wednesday, April 18, 2018	Monday, April 23, 2018	Tuesday, April 24, 2018	Monday, May 21, 2018	All	1	1	1
1281	Monday, April 23, 2018	Thursday, April 19, 2018	Tuesday, April 24, 2018	Wednesday, April 25, 2018	Monday, May 21, 2018	All	1	1	1
1282	Tuesday, April 24, 2018	Monday, April 23, 2018	Wednesday, April 25, 2018	Thursday, April 26, 2018	Monday, May 21, 2018	All	1	1	1
1283	Wednesday, April 25, 2018	Friday, April 20, 2018	Thursday, April 26, 2018	Friday, April 27, 2018	Monday, May 21, 2018	All	1	1	1
1284	Wednesday, April 25, 2018	Saturday, April 21, 2018	Thursday, April 26, 2018	Friday, April 27, 2018	Monday, May 21, 2018	All	1	1	1
1285	Wednesday, April 25, 2018	Sunday, April 22, 2018	Thursday, April 26, 2018	Friday, April 27, 2018	Monday, May 21, 2018	All	1	1	1
1286	Thursday, April 26, 2018	Tuesday, April 24, 2018	Friday, April 27, 2018	Monday, April 30, 2018	Monday, May 21, 2018	All	1	1	1
1287	Friday, April 27, 2018	Wednesday, April 25, 2018	Monday, April 30, 2018	Tuesday, May 1, 2018	Wednesday, June 20, 2018	All	1	1	1
1288	Monday, April 30, 2018	Thursday, April 26, 2018	Tuesday, May 1, 2018	Wednesday, May 2, 2018	Wednesday, June 20, 2018	All	1	1	1
1289	Tuesday, May 1, 2018	Monday, April 30, 2018	Wednesday, May 2, 2018	Thursday, May 3, 2018	Wednesday, June 20, 2018	All	1	1	1
1290	Wednesday, May 2, 2018	Friday, April 27, 2018	Thursday, May 3, 2018	Friday, May 4, 2018	Wednesday, June 20, 2018	All	1	1	1
1291	Wednesday, May 2, 2018	Saturday, April 28, 2018	Thursday, May 3, 2018	Friday, May 4, 2018	Wednesday, June 20, 2018	All	1	1	1
1292	Wednesday, May 2, 2018	Sunday, April 29, 2018	Thursday, May 3, 2018	Friday, May 4, 2018	Wednesday, June 20, 2018	All	1	1	1
1293	Thursday, May 3, 2018	Tuesday, May 1, 2018	Friday, May 4, 2018	Monday, May 7, 2018	Wednesday, June 20, 2018	All	1	1	1
1294	Friday, May 4, 2018	Wednesday, May 2, 2018	Monday, May 7, 2018	Tuesday, May 8, 2018	Wednesday, June 20, 2018	All	1	1	1
1295	Monday, May 7, 2018	Thursday, May 3, 2018	Tuesday, May 8, 2018	Wednesday, May 9, 2018	Wednesday, June 20, 2018	All	1	1	1
1296	Tuesday, May 8, 2018	Monday, May 7, 2018	Wednesday, May 9, 2018	Thursday, May 10, 2018	Wednesday, June 20, 2018	All	1	1	1
1297	Wednesday, May 9, 2018	Friday, May 4, 2018	Thursday, May 10, 2018	Friday, May 11, 2018	Wednesday, June 20, 2018	All	1	1	1
1298	Wednesday, May 9, 2018	Saturday, May 5, 2018	Thursday, May 10, 2018	Friday, May 11, 2018	Wednesday, June 20, 2018	All	1	1	1
1299	Wednesday, May 9, 2018	Sunday, May 6, 2018	Thursday, May 10, 2018	Friday, May 11, 2018	Wednesday, June 20, 2018	All	1	1	1
1300	Thursday, May 10, 2018	Tuesday, May 8, 2018	Friday, May 11, 2018	Monday, May 14, 2018	Wednesday, June 20, 2018	All	1	1	1
1301	Friday, May 11, 2018	Wednesday, May 9, 2018	Monday, May 14, 2018	Tuesday, May 15, 2018	Wednesday, June 20, 2018	All	1	1	1
1302	Monday, May 14, 2018	Thursday, May 10, 2018	Tuesday, May 15, 2018	Wednesday, May 16, 2018	Wednesday, June 20, 2018	All	1	1	1
1303	Tuesday, May 15, 2018	Monday, May 14, 2018	Wednesday, May 16, 2018	Thursday, May 17, 2018	Wednesday, June 20, 2018	All	1	1	1
1304	Wednesday, May 16, 2018	Friday, May 11, 2018	Thursday, May 17, 2018	Friday, May 18, 2018	Wednesday, June 20, 2018	All	1	1	1
1305	Wednesday, May 16, 2018	Saturday, May 12, 2018	Thursday, May 17, 2018	Friday, May 18, 2018	Wednesday, June 20, 2018	All	1	1	1
1306	Wednesday, May 16, 2018	Sunday, May 13, 2018	Thursday, May 17, 2018	Friday, May 18, 2018	Wednesday, June 20, 2018	All	1	1	1
1307	Thursday, May 17, 2018	Tuesday, May 15, 2018	Friday, May 18, 2018	Monday, May 21, 2018	Wednesday, June 20, 2018	All	1	1	1
1308	Friday, May 18, 2018	Wednesday, May 16, 2018	Monday, May 21, 2018	Tuesday, May 22, 2018	Wednesday, June 20, 2018	All	1	1	1
1309	Monday, May 21, 2018	Thursday, May 17, 2018	Tuesday, May 22, 2018	Wednesday, May 23, 2018	Wednesday, June 20, 2018	All	1	1	1
1310	Tuesday, May 22, 2018	Monday, May 21, 2018	Wednesday, May 23, 2018	Thursday, May 24, 2018	Wednesday, June 20, 2018	All	1	1	1
1311	Wednesday, May 23, 2018	Friday, May 18, 2018	Thursday, May 24, 2018	Friday, May 25, 2018	Wednesday, June 20, 2018	All	1.3333333	1	1
1312	Wednesday, May 23, 2018	Saturday, May 19, 2018	Thursday, May 24, 2018	Friday, May 25, 2018	Wednesday, June 20, 2018	All	1.3333333	1	1
1313	Wednesday, May 23, 2018	Sunday, May 20, 2018	Thursday, May 24, 2018	Friday, May 25, 2018	Wednesday, June 20, 2018	All	1.3333333	1	1
1314	Thursday, May 24, 2018	Tuesday, May 22, 2018	Friday, May 25, 2018	Tuesday, May 29, 2018	Wednesday, June 20, 2018	All	1	1	1
1315	Friday, May 25, 2018	Wednesday, May 23, 2018	Tuesday, May 29, 2018	Wednesday, May 30, 2018	Wednesday, June 20, 2018	All	1	1	1
1316	Tuesday, May 29, 2018	Friday, May 25, 2018	Wednesday, May 30, 2018	Thursday, May 31, 2018	Wednesday, June 20, 2018	All	0.75	1	1
1317	Tuesday, May 29, 2018	Saturday, May 26, 2018	Wednesday, May 30, 2018	Thursday, May 31, 2018	Wednesday, June 20, 2018	All	0.75	1	1
1318	Tuesday, May 29, 2018	Sunday, May 27, 2018	Wednesday, May 30, 2018	Thursday, May 31, 2018	Wednesday, June 20, 2018	All	0.75	1	1
1319	Tuesday, May 29, 2018	Monday, May 28, 2018	Wednesday, May 30, 2018	Thursday, May 31, 2018	Wednesday, June 20, 2018	All	0.75	1	1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE H Form of Reports BSR Tank Inventory Report
Inventory Report: Wednesday, December 03, 2014
Task	Product	Level	Prev Gross	Prev Net	Gross Change	Net Change	Gross Volume	Heel - Bbls	Net Volume	Safe Fill	Avail.Bls (Gross)	Avail.Space (Gross)	V Level	Prev Level	Prev Vlevel	Temperature	Gravity
350	266 Lt Reformate	21.5	9,276	9,040	3,766	3,658	13,042	4,671	12,698	27,425	8,371	14,383	0.08	15.5	0.08	91	62
Total Product - 266 Lt Reformate			9,276	9,040	3,766	3,658	13,042	4,671	12,698	27,425	8,371	14,383
326	305 Benzene	21.11	5,760	5,707	79	79	5,839	1,764	5,786	6,552	4,075	713	0.17	20.83	0.17	71	28
Total Product - 305 Benzene			5,760	5,707	79	79	5,839	1,764	5,786	6,552	4,075	713
321	308 Toluene	5.83	1,336	1,327	0	-1	1,336	1,247	1,326	8,358	89	7,022	0.06	5.83	0.06	54	31
Total Product - 308 Toluene			1,336	1,327	0	-1	1,336	1,247	1,326	8,358	89	7,022
124	327 AAS 104	21.08	5,823	5,849	-632	-637	5,191	974	5,212	9,248	4,217	4,057	0	23.56	0	51	32
Total Product - 327 AAS 104			5,823	5,849	-632	-637	5,191	974	5,212	9,248	4,217	4,057
Total Group - Aromatic			22,195	21,923	3,213	3,099	25,408	8,656	25,022	51,583	16,752	26,175
1011	8500 Crude Oil	35.94	182,310	182,476	15,933	15,896	198,243	27,498	198,372	229,149	170,745	30,906	0	33.1	0	59	34
TP5	8500 Crude Oil	21.42	72,778	72,799	-20,521	-20,569	52,257	17,584	52,230	109,900	34,673	57,643	0.23	29.58	0.23	59	43
Total Group - Aromatic			255,088	255,275	-4,588	-4,673	250,500	45,082	250,602	339,049	205,418	88,549
Total Group - Crude			255,088	255,275	-4,588	-4,673	250,500	45,082	250,602	339,049	205,418	88,549
2044	439 Unf. #2 Diesel	35.51	77,808	77,587	-903	-931	76,905	0	76,656	99,360	76,905	22,455	0	35.92	0	68	19
2045	439 Unf. #2 Diesel	35.25	93,896	90,295	0	-41	93,896	1,124	90,254	123,096	92,772	29,200	1.42	35.25	1.42	68	34
Total Product - 439 Unf. #2 Diesel			171,704	167,882	-903	-972	170,801	1,124	166,910	222,456	169,677	51,655
216	447 Lt Cycle Oil	10.33	904	871	-4	-4	900	29	867	1,556	871	656	0.35	10.38	0.35	70	12
Total Product - 447 Lt Cycle Oil			904	871	-4	-4	900	29	867	1,556	871	656
109	458 Jet	8.92	2,286	2,282	238	237	2,524	424	2,519	8,327	2,100	5,803	0	8.08	0	64	46
155	458 Jet	23	11,743	11,779	2,668	2,661	14,411	1,738	14,440	27,630	12,673	13,219	0	18.75	0	56	45
156	458 Jet	8.83	5,217	5,236	-2,128	-2,136	3,089	576	3,100	9,660	2,513	6,571	0	14.92	0	53	45
Total Product - 458 Jet			19,246	19,297	778	762	20,024	2,738	20,059	45,617	17,286	25,593
126	5101 ULSD Base	14.83	17,886	17,768	7,187	6,999	25,073	3,385	24,767	80,960	21,688	55,887	0	10.58	0	86	37
3132	5101 ULSD Base	37	48,819	48,357	2,683	2,660	51,502	2,794	51,017	53,441	48,708	1,939	0	35.08	0	80	37
322	5101 ULSD Base	13.75	3,719	3,680	-209	-213	3,510	126	3,467	9,594	3,384	6,084	0	14.58	0	86	37
327	5101 ULSD Base	13.17	3,348	3,313	379	369	3,727	142	3,682	9,346	3,585	5,619	0	11.83	0	86	36
Total Product - 5101 ULSD Base			73,772	73,118	10,040	9,815	83,812	6,447	82,933	153,341	77,365	69,529
Total Group - Distillate			265,626	261,168	9,911	9,601	275,537	10,338	270,769	422,970	265,199	147,433
122	2100 CBOB	0	5	5	0	0	5	2,970	5	18,451	-2,965	18,446	0	0	0	0	56
125	2100 CBOB	10.42	3,182	2,905	1,762	1,737	4,944	2,739	4,642	18,754	2,205	13,810	0.67	6.92	0.67	70	63
184	2100 CBOB	37.83	3,380	3,325	20,060	19,991	23,440	3,377	23,316	28,033	20,063	4,593	0.17	5.5	0.17	64	65
185	2100 CBOB	36.92	9,712	9,655	13,245	13,089	22,957	2,601	22,744	28,035	20,356	5,078	0.06	15.83	0.06	72	85
3131	2100 CBOB	8.08	46,408	45,445	-35,688	-35,484	10,720	7,684	9,961	57,864	3,036	47,144	0.5	33.58	0.5	68	65
Total Product - 2100 CBOB			62,687	61,335	-621	-667	62,066	19,371	60,668	151,137	42,695	89,071
123	3100 PCBOB	19.5	22,556	22,401	-10,536	-10,464	12,020	4,082	11,937	26,376	7,938	14,356	0	36.33	0	70	60
128	3100 PCBOB	14.5	8,225	7,940	-1,093	-1,089	7,132	2,074	6,851	17,756	5,058	10,627	0.5	16.67	0.5	66	62
Total Product- 3100 PCBOB			30,781	30,341	-11,629	-11,503	19,102	6,106	18,788	44,130	12,996	24,983
Total Group-Finished Gasoline			93,463	91,676	-12,250	-12,220	81,218	25,527	79,456	195,272	55,691	114,054
130	559 CBO	14.43	5,280	4,993	-1,219	-1,153	4,061	1,127	3,845	9,017	2,934	4,956	0.00	18.75	0.00	215	0
Total Product - 559 CBO			5,280	4,998	-1,219	-1,153	4,061	1,127	3,845	9,017	2,934	4,956
Total Group - Heavy Oil			5,280	4,993	-1,219	-1,153	4,061	1,127	3,345	9,017	2,934	4,956
72	113 Alky Feed	11.74	891	804	64	59	865	516	863	2,506	349	1,641	0.00	1121	0.00	62	109
Total Product - 113 Alky Feed			801	804	64	59	865	516	863	2,506	349	1,641
328	330 Ref Feedstock	32.33	16,050	16,156	-46	-40	16,004	2,772	16,111	16,884	13,232	880	0.00	32.42	0.00	50	57
352	330 Ref Feedstock	23	37,997	34,820	0	0	37,907	13,500	34,820	70,381	24,407	32,474	2.04	23.09	2.04	62	60
TP7	330 Ref Feedstock	18.65	37,734	37,438	-1,293	-1,312	36,441	14,250	36,176	90,009	22,191	53,559	0.33	1929	0.33	51	61
Total Product - 330 Ref Feedstock			91,691	88,464	-1,339	-1,357	90,3E2	30,522	87,107	177,265	59,830	86,913
173	466 VGO	9.96	1,690	1,690	0	-7	1,690	1,119	1,683	74,173	571	72,483	9.00	0:96	0.00	70	18
180	466 VGO	15.57	28,893	28,215	960	860	29,762	1,765	29,030	69,043	27,998	39,285	0.00	15.07	0.00	130	0
182	466 VGO	29.17	57,254	54,598	-1,917	-1,927	55,337	11,496	52,671	72,737	43,841	17,400	0.00	30.17	0.00	184	24
Total Product - 466 VG0			87,747	34,503	-957	-1,069	86,790	14,380	83,434	215,958	72,410	129,168
Total Group-Intermediate			180,239	173,771	-2,232	-2,367	178,007	45,418	171,404	395,729	132,589	217,722
91	111 Butane	30,08	394	395	-137	-139	257	0	256	707	257	450	0.00	5373	0.00	62	110
92	111 Butane	102.39	749	752	0	-5	745	0	747	707	749	-42	0.00	102.39	0.00	62	110
53	111 Butane	0.00	0	0	0	0	0	0	0	992	0	992	9.00	0.00	0.00	62	109
Total Product -111 Butane			1	1,147	-137	-144	1,006	0	1,90.3	2,406	1	1,499
910	324 Propylene - RG	65.63	536	538	293	292	832	0	830	1,189	832	367	0..00	4621	0.00	62	143
94	324 Propylene- RG	102.39	1,025	1,930	9	-7	1,025	0	1,923	992	1,025	-33	0.00	102.39	0.00	62	140
99	324 Propylene - RG	61.33	597	600	172	167	765	0	767	1,191	769	422	0.00	50.16	0.00	62	140
PS	324 Propylene - RG	1235	124	124	0	-1	124	0	123	992	124	868	0.00	12.35	0.00	62	140
P6	324 Propylene - RG	0.00	0	0	0		0	0	0	992	0	992	0.00	0.09	0.00	62	140
Total Product - 324 Propylene - RG			2,282	2,292	468	401	2,759	0	2,743	5,356	2,750	2,606
Total Group - LPG			3,425	3	331	307	3,756	0	3,746	7,762	3,756	4,006
320	60107 Methanol	9.25	9	10	1,091	1,090	1,100	729	1,100	4,510	380	3,410	9.00	0.00	0.00	60	45
Total Product - 60107 Methanol			9	10	1,091	1,090	1,100	720	1,100	4,519	380	3,410
B8	60112 Propane	44.15	594	596	-83	-91	500	0	505	1,192	506	686	0.00	49.86	0.00	62	110
Total Product - 60112 Propane			594	596	-88	-91	50E	0	505	1,192	506	636
73	60114 Isobutane	0	0	0	0	0	0	1,289	0	10,000	-1,289	10,000	9.00	0.00	0.00	62	121
87	60114 Isobutane	53.78	343	346	-136	-191	657	9	655	1,198	657	541	9.00	66.11	0.00	62	110
Total Product - 60114 Isobutane			843	346	-186	-191	657	1,289	655	11,198	-632	19,541
121	60119 Ethanol BS	21.67	5,997	5,997	105	99	6,102	1,557	6,096	8,915	4,545	2,813	9.00	21.30	0.00	62	47
Total Product - 60119 Ethanol BS			5,997	5,997	105	99	6,102	1,557	6,006	8,915	4,545	2,813
112	60555 Hvy Rerun Stop	8.58	6,918	6,602	480	465	7,395	3,710	7,067	29,842	3,688	22,444	0.50	9.00	0.50	58	53
Total Product - 60555 Hvy Rerun Stop			6,918	6,602	480	465	7,398	3,710	7,067	29,842	3,588	22,444
Total Group - Raw Materials			14,361	14,051	1,402	1,372	15,763	7,276	15,423	55,657	3,437
183	219 Cat Naphtha	19.08	29,877	29,900	1,542	1,524	31,419	5,301	31,424	72,956	25,618	41,537	0.00	13.17	0.00	58	60
Total Product - 219 Cat Naphtha			29,877	29,900	1,542	1,524	31,415	5,801	31,424	72,956	25,618	41,537
2002	228 Alkylate	28.5	19,979	18,743	-803	-810	19,176	4,746	17,928	29,831	14,430	10,655	1.33	29.67	1.33	85	72
Total Product - 228 Alkylate			19,979	18,743	-803	-810	19,17	4,746	17,928	29,831	14,430	10,656
75	232 Mixed Pentanes	10	1,796	1,802	-640	-648	1,15	292	1,154	8,500	864	7,344	0.00	1275	0.00	62	Su
Total Product - 232 Mixed Pentane			1,796	1,802	-640	-648	1,106	292	1,154	8,500	864	7,344
351	244 Reformate	21.33	22,338	21,895	1,416	1,408	23,754	4,708	23,364	49,438	19,046	25,684	0.33	20.08	0.33	62	42
Total Product - 244 Reformate				21,895	1,416	1,458	23,754	4,708	23,364	49,438	19,046	25,684
353	323 Raffinate	17.83	12,518	12,447	-1,626	-1,640	10,892	5,304	10,807	26,520	5,588	15,628	0.08	20.42	0.08	64	74
Total Product - 323 Raffinate			12,518	12,447	-1,626	-1,640	10,892	5,394	19,897	26,520	5,588	15,628
Total Group - Unfinished Gasoline			86,509	34,739	-111	-121	86,397	20,851	84,667	187,245	65,546	100,848

Abilene Terminal Report
For: Tuesday, February 15, 2011

ABILENE TERMINAL DAILY REPORT
DATE	2/15/2011	00:00 TO 0:00

Folio	02/011
	NET STORAGE

101 PREMIUM	102 UNLEAD	103 DIESEL	104 JET	202 MIX	yesterday's storage
13,484	15,794	16,672	23,690	1,149	67231
28	24	29	-7	-7	+ p/l
Todays Gain/loss		67	Total Storage	70,789	11452
					- sales
-12	23	95	-46	28	7962
	Month Gain/Loss	88			todays storage
					70789
TANK AVAILABLE PRODUCT					over/short
11,332	9,773	14,014	22,290	715	67
					MTD over/short
TANK AVAILABLE SPACE					88
5,114	3,4375	5,132	-79	597	shipments
					0

ABILENE RECEIPTS
Batch #	Product	Tender Size	Tank No.	Barrels Rec'd	P/L to Go
UL-08A	87UL	12,027	102	1,822	0
TD-09A	D2L	9,912	103	9,630	282

		Total Received		11,452

TRANSFERS
Product	From	To	Product	Barrels
D2L	103	202	TRANSMIX	70

+Diesel backflow into Mix tank				70

TRUCK RACK
DYESS AFB				CUSTOMER SALES
Tank	Barrels	Tank	Gallons	Barrels	CLEAR SHEET
104-JP8		101-91UL	4,928	117

		102-87UL	186,717	4,446

		103-D2L	142,738	3,399

		202-Trans	0	0

Total	0	Total	334,383	7,962

ANY LEAK(S) OR PROBLEM(S) FOUND AT THE TRUCK LOADING RACK
OR IN OTHER AREAS INCLUDING THE TANK FARM?

Yes	No
	X			Inspecting Person	RRM

Wichita Falls Terminal Report
For: Tuesday, February 15, 2011
WICHITA FALLS TERMINAL DAILY REPORT

DATE	2/15/2011	00:00 to 00:00

NET STORAGE
1	2	4	5	6	7	8	9	10	13	14
91No Lead	ULSD	ULSD	87 NoLead	87 RBOB	JP8	JP8	Trans mix	Trans mix	87 NoLead	87 No Lead	yesterday’s
											storage
4,410	8,954	3,146	0	0	18,258	926	0	3,506	7,849	6,869	61,751
-47	-25	-8	0	0	-17	-1	0	-8	-28	17	+ p/l
Todays Gain/Loss		-117		Total Storage		53,918					0
											- sales
-44	-2	32	0	-39	19	41	0	75	-118	223	7,716
Month Gain/Loss		187									todays
											storage
											53,918
TANK AVAILABLE PRODUCT											over/short
2,056	6,699	890	-2,267	-2,278	17,251	-81	-1,131	2,369	5,264	4,283	-117
											MTD over/short
TANK AVAILABLE SPACE											187
13,390	8,906	14,689	17,618	17,638	802	18,204	8,833	5,333	18,891	19,821
											shipments
											0

WICHITA FALLS RECEIPTS
Batch #	Product	Tender Size	Tank No.	Barrels Rec'd	P/L to Go
UL-07WC	87 Unlead	15,031	13	0	9,516

			Total Received	0
						Nustar
TRANSFERS						Tank	Barrels	For the Month
	Product	From	To	Product	Barrels	2 - ULSD		0
Transfer	91 Unlead	1	13	87 Unlead	1,500	4 - ULSD		0
						5 - PBOB		0
						6 - RBOB		0
						Total	0	0

					1,500

TRUCK RACK
CUSTOMER SALES			Conoco			Duncan			CLEAR SHEET
Tank	Gallons	Barrels	Product	Barrels	For the Month	Tank	Barrels	For the Month
1 - 91NL	7,015	167	Diesel	0	30,000	1 - 91NL		0
2 - ULSD	125,641	2,991	87 NoLead	0	15,000	2 - ULSD		0
4 - ULSD	0	0	91 NoLead	0	0	4 - ULSD		0
7 - JP8	30,203	719				7 - Jet		0
8 - JP8	45,374	1,080				8 - Jet		0
9 - Trans	0	0				13 - 87NL		0
10 - Trans	0	0				14 - 87NL		49,294
13 - 87NL	0	0
14 - 87NL	115,844	2,758
Total	324,077	7,716	Total	0	45,000	Total	0	49,294

ANY LEAK(S) OR PROBLEM(S) FOUND AT THE TRUCK LOADING RACK
OR IN OTHER AREAS INCLUDING THE TANK FARM?
Yes	No

	Inspecting Person	DD

If Yes, action taken:

Duncan Terminal Report
For: Tuesday, February 15, 2011
DUNCAN TERMINAL DAILY REPORT

DATE	2/15/2011	00:00 to 00:00

NET STORAGE
1	2	3	4	5	6	7	yesterday’s
MIX	UNLEAD	UNLEAD	UNLEAD	DIESEL	DIESEL	MIX	storage
1,263	2,539	2,528	27,124	2,541	2,482	158	38,635
0	0	0	0	0	0	0	+ p/l
Todays Gains/Loss		0	Total Storage	38635			0
							- sales
							0
TANK AVAILABLE PRODUCT							todays storage
-1,271	6	-16	24,593	-736	-839	141	38,635
							over/short
TANK AVAILABLE SPACE							0
25,737	24,461	24,472	-124	25,459	25,518	42	MTD over/short
							-47
	DUNCAN RECEIPTS						shipments
	Batch #	Product	Tender Size	Tank No.	Barrels Rec'd	P/L to go	0

				Total Received	0

TRANSFERS
		Product	From	To	Product	Barrels

						0

MAGELLAN DELIVERIES				TRANSMIX TO BSR			CLEAR SHEET
	Tank	Barrels	For Month			For Month
	1 DIES/RUL		0	7 MIX		0
	2 UNLEAD		24,404
	3 UNLEAD		24,476
	4 UNLEAD		0
	5 DIESEL		0
	6 DIESEL		0

	Total	0	48880	Total

ANY LEAK(S) OR PROBLEM(S) FOUND AT THE TRUCK LOADING RACK
OR IN OTHER AREAS INCLUDING THE TANK FARM?
Yes	No
				Inspecting Person		DD

If Yes, action taken:

Orla Terminal Report
For: Tuesday, February 15, 2011
ORLA TERMINAL DAILY REPORT

Date	2/15/2011	00:00 to 00:00

NET STORAGE
100	200	300	400	500			yesterday’s
Diesel	No Lead	No Lead	Transmix	Truck			storage
1,620	33,042	3,788	4,580	680			29,650
0	-35	0	0	0			+ p/l
Todays Gain/loss		-35	Total Storage	43,710			14,095
-93	67	-17	114	0			mix to bsr
Month Gain/Loss		71					0
							todays storage
TANK AVAILABLE PRODUCT (Before Lo Alarm)							43,710
280	29,263	-66	3,477	585			over/short
							-35
TANK AVAILABLE PRODUCT (Before Hi Alarm)							MTD over/short
50,783	-208	29,167	1,022	60			71
							shipments
							0
	ORLA RECEIPTS FROM BIG SPRING
	Batch #	Product	Tender Size	Tank No.	Barrels Rec'd	P/L to go
	UL-06FT	84.5	74,996	200	14,095	58,290

				Total Received	14,095
	TRANSFERS & TRANSMIX
	Batch #	Product	From	To	Product	Barrels

						0

	TRUCK RACK
	HEP DELIVERIES			TRANSMIX HAULED TO BSR			CLEAR SHEET
	Tank		Barrels	Tank		Barrels
	100			400/500
	200
	300
	Total for Month			Total for Month	0
	Diesel/100	28,835
	RUL/200	70,362
	PUL/300	0

	Total		0	Total		0

ANY LEAK(S) OR PROBLEM(S) FOUND AT THE TRUCK LOADING RACK
OR IN OTHER AREAS INCLUDING THE TANK FARM?
Yes	No
Inspecting Person

If Yes, action taken:

El Paso Terminal and Linefill Report
For: Tuesday, February 15, 2011
ORLA TO EL PASO / EL PASO INVENTORY

		Unlead							Premium							Diesel						Transmix
Date		Batch	Ship Orla	Pipeline Invty	Batch	Recv El Paso	Invnty El Paso		Batch	Ship Orla	Pipeline Invty	Batch	Recv El Paso	Invnty El Paso		Batch	Ship Orla	Pipeline Invty	Batch	Recv El Paso	Invnty El Paso	Invnty El Paso
02/01/11	30,736	0	0	22,579	21	8,157	-9,065	8,966	0	0	8,966	0	0	-93	15,020	26	9,292	19,306	22	5,006	11,365	5,583
02/03/11		27 - 84 12	9,903	32,482	0	0	-10,195		0	0	8,966	0	0	-187		0	0	14,416	23	5,890	13,123	5,880
02/03/11		27B	4,159	14,187	24	22,454	8,259		0	0	21	25	8,945	8,514		28	1,327	1,442	26	14,301	24,364	6,350
02/04/11		0	0	14,187	0	0	4,198		0	0	21	0	0	8,339		0	0	1,442	0	0	21,113	6,350
02/05/11		0	0	14,187	0	0	236		0	0	21	0	0	8,064		0	0	1,442	0	0	17,781	6,181
02/06/11		0	0	14,187	0	0	-4,661		0	0	21	0	0	7,842		0	0	1,442	0	0	14,743	6,181
02/07/11		0	0	14,187	0	0	-7,882		0	0	21	0	0	7,613		0	0	1,442	0	0	11,327	6,181
02/08/11		0	0	14,187	0	0	-30,598		0	0	21	0	0	6,206		0	0	1,442	0	0	6,455	6,181
02/09/11		30A - 84 12	14,933	29,120	0	0	-33,394		0	0	21	0	0	5,842		29	3,019	4,461	0	0	4,264	6,181
02/10/11		0	16,781	45,901	0	0	-35,024		0	0	21	0	0	5,759		0	0	4,461	0	0	2,224	6,181
02/11/11		30B - 84 12	7,454	53,355	0	0	-37,054		0	0	21	0	0	5,569		0	0	4,461	0	0	242	6,181
02/12/11		0	17,132	56,672	27 A B	13,815	-24,636		0	0	21	0	0	5,486		31	11,550	14,714	28	1,327	-142	6,854
02/13/11		0	0	56,672	0	0	-28,203		0	0	21	0	0	5,281		0	3,617	18,331	0	0	-2,028	7,277
02/14/11		0	0	56,672	0	0	-30,790		0	0	21	0	0	5,040		0	0	15,693	29	2,638	-1,333	7,277
02/15/11		0	0	56,672	0	0	-41,971		0	0	21	0	0	4,752		0	0	15,693	0	0	-3,464	7,277

Trust Linefill Report
For: Tuesday, February 15, 2011

						Date:	February 15, 2011

BSR 6-8 CURRENT BATCH
PRODUCT		BATCH #	BATCH SIZE	TO GO @ 00.00	Current Rate	CUT TIME TO NEXT PRODUCT
RUL		UL-08WC	30000	9302	DOWN	2/16/2011 15:28

	HEP 6-8 BIG SPRING TO WICHITA FALLS				LINEFILL		65002
					MONTH +/-	-166	0
BAT #	UL-08WC	TD-08WC	UL-07WCD
PROD.	RUL	DSL	RUL
BBLS.	20698	34788	9516

DELIVERED FROM BIG SPRING 00:00 TO 00:00
							TIME	DATE
BATCH	UL-08WC	PRODUCT	RUL	BARRELS

				DAILY TOT:	0
						RATE:	DOWN
						24 HR. AVG	0
RECEIVED IN WICHITA FALLS 00:00 TO 00:00

BATCH	UL-07WCD	PRODUCT	RUL	BARRELS		BATCH +/-

								6-8 RECONCILE
				DAILY TOT:	0	MONTH +/-		YES/NO YES
				+ OR -	0	67

BSR X-6 CURRENT BATCH
PRODUCT		BATCH #	BATCH SIZE	TO GO @ 00.00	Current Rate	CUT TIME TO NEXT PRODUCT
RUL		UL-09A	30000	9908	625	2/16/11 3:51 PM

	HEP 6-8 BIG SPRING TO WICHITA FALLS				LINEFILL		20998
					MONTH +/-	71	-2
BAT #	UL-09A	TD-09A
PROD.	RUL	DSL
BBLS.	20092	906

DELIVERED FROM BIG SPRING 00:00 TO 00:00
							TIME	DATE
BATCH	UL-09A	PRODUCT	RUL	BARRELS	15354		0:00	16-Feb

				DAILY TOT:	15354
						RATE:	625
						24 HR. AVG	640
RECEIVED IN ABILENE 00:00 TO 00:00

BATCH	UL-08A	PRODUCT	RUL	BARRELS	6328	BATCH +/-	-22
	TD-09A		DSL		9006

								X-6 RECONCILE
				DAILY TOT:	15334	MONTH +/-		YES/NO YES
				+ OR -	-20	-139

TOTAL THRUPUT BOTH		15354					CLEAR SHEET
24 HOUR AVG. BOTH		640

River Linefill Report
For: Tuesday, February 15, 2011

						Date:	February 15, 2011
	WE CURRENT BATCH
	PRODUCT	BATCH #	BATCH SIZE	TO GO @ 00.00	Current Rate	CUT TIME TO NEXT PRODUCT
	RUL	UL-02D		-9240	DOWN	#VALUE

	HEP RIVER LINE WICHITA FALLS TO DUNCAN				LINEFILL		9240
					MONTH +/-	0	0
BAT #	UL-02D
PROD.	RUL
BBLS.	9240

DELIVERED FROM BIG SPRING 00:00 TO 00:00
					TIME	DATE
BATCH	PRODUCT	BARRELS

		DAILY TOT:	0
				RATE:	DOWN
				24 HR. AVG	0
RECEIVED IN ABILENE 00:00 TO 00:00

BATCH	PRODUCT	BARRELS		BATCH +/-

						X-6 RECONCILE
		DAILY TOT:	0	MONTH +/-		YES/NO YES
		+ OR -	0	-140

DUNCAN CURRENT BATCH
PRODUCT		BATCH #	BATCH SIZE	TO GO @ 00.00	Current Rate	CUT TIME TO NEXT PRODUCT
RUL		UL-01D		-9240	0	#DIV/0!
	HEP RIVER LINE Duncan to Wichita Falls RIVER LINE REVERSAL

					LINEFILL		9240
					MONTH +/-	0	0
BAT #	UL-01D
PROD.	RUL
BBLS.	9240

DELIVERED FROM DUNCAN 00:00 TO 00:00
					TIME	DATE
BATCH	PRODUCT	BARRELS

		DAILY TOT:	0
				RATE:
				24 HR. AVG	0
RECEIVED IN WICHITA FALLS 00:00 TO 00:00

BATCH	PRODUCT	BARRELS		BATCH +/-

						X-6 RECONCILE
		DAILY TOT:	0	MONTH +/-		YES/NO YES
		+ OR -	0	0
TOTAL THRUPUT BOTH	0					CLEAR SHEET
24 HOUR AVG. BOTH	0

Fintex Linefill Report
For: Tuesday, February 15, 2011

						Date:	February 15, 2011
BS FINTEX CURRENT BATCH
PRODUCT		BATCH #	BATCH SIZE	TO GO @ 00.00	Current Rate	CUT TIME TO NEXT PRODUCT
DSL		TD-07FT	10000	3032	DOWN	#VALUE

	HEP FINTEX BIG SPRING TO ORLA				LINEFILL		65258
					MONTH +/-	237	-118
BAT #	TD-07FT	UL-06FT
PROD.	DSL	UL-84.5
BBLS.	6968	58290

DELIVERED FROM BIG SPRING 00:00 TO 00:00
							TIME	DATE
BATCH	UL-06FT	PRODUCT	UL-84.5	BARRELS	7009		7:00	15-Feb
	TD-07FT		DSL		6968		0:00	16-Feb

				DAILY TOT:	13977
						RATE:	DOWN
						24 HR. AVG	582
RECEIVED IN ORAL 00:00 TO 00:00

BATCH #	UL-06FT	PRODUCT	UL-84.5	BARRELS	14095	BATCH +/-

								X-6 RECONCILE
				DAILY TOT:	14095	MONTH +/-		YES/NO YES
				+ OR -	118	-176
24 HOUR AVG. BOTH		582						CLEAR SHEET

Asphalt Gauges Report

Inventory Report: Wednesday, December 03, 2014
Tank	Product	Level	PrevGrost	PrevNet	Gross Change	Net Change	Gross Volume	Heel Bbls	Net Volume	Safe Fill	AvaiLBis (Gross)	Avail.Space (Gross)	W Level	Prev Level	Prev WLevel	Temperature	Gravity
205	13014 AC10	7.00	13,545	12,311	-801	-728	12,744	0	11,583	72,367	12,744	59,623	0.00	7.42	0.00	330	4
Total Product-13014 AC 10			13,545	12,311	-801	-728	12,744	0	11,583	72,367	12,744	59,623
3009	13015 AC10-2TR	6.20	2,303	2,070	5	4	2,308	0	2,074	6,189	2,308	3,881	0.00	6.18	0.00	361	6
Total Product -13015 AC10-2TR			2,303	2,070	5	4	2,308	0	2,074	6,189	2,308	3,881
3004	13025 PG 64-28S	7.44	1,263	1,156	15	2	1,278	3	1,158	4,818	1,275	3,540	0.00	7.36	0.00	339	5
Total Product - 13025 PG 64-28S			1,263	1,156	15	2	1,278	3	1,158	4,818	1,275	3,540
3008	13026 PG-70-22S	7.50	2,975	2,676	-158	-142	2,817	3	2,534	13,633	2,814	10,815	0.00	7.92	0.00	359	5
Total Product -13026 PG-70-22S			2,975	2,676	-158	-142	2,817	3	2,534	13,533	2,814	10,816
3006	13027 PG-70-28S	7.28	1,108	1,012	-313	-281	795	0	731	2,193	795	1,398	0.00	10.14	0.00	297	1
Total Product - 13027 PG-70-2SS			1,108	1,012	-313	-281	795	0	731	2,193	795	1,398
199	13215 PG 58-28	4.11	1,157	1,035	2	1	1,159	0	1,036	9,887	1,159	8,728	0.00	4.10	0.00	575	7
Total Product - 13215 PG 5S-28			1,157	1,035	2	1	1,159	0	1,036	9,887	1,159	8,728
202	13225 PG-64-22	17.22	6,136	5,498	-749	-663	5,387	0	4,835	9,496	5,387	4,109	0.00	19.62	0.00	355	5
410	13225 PG-64-22	0.21	13	12	3	4	16	9	16	1,207	7	1,191	0.00	0.13	0.00	183	5
Total Product -13225 PQ-64-22			6,149	5,510	-746	-659	5,403	9	4,851	10,703	5,394	5,300
25	13735 TR Concentrate	21,56	1,179	1,008	26	22	1,205	0	1,030	0	1,205	-1,205	0.00	21.09	0.00	500	6
3005	13735 TR Concentrate	9.82	1,537	510	149	962	1,686	4	1,472	6,189	1,582	4,503	0.00	8.95	0.00	443	5
3011	13735 TR Concentrate	4.58	1,323	1,311	0	0	1,323	4	1,311	14,137	1,319	12.814	0.00	4.68	0 00	86	1
Total Product -13735 TR Concentrate			4,039	2,829	175	984	4,214	8	3,813	20,326	4,206	16,112
207	13812 Zero Pen	15.40	19,311	17,540	10,147	8,760	29,458	0	26,300	72,630	29,458	43,172	0.00	10.11	0.00	380	1
208	13812 Zero Pen	10.25	33,545	30,403	-7,861	-7,150	25,684	0	23,253	95,396	25,584	69,712	0.00	13.38	0.00	341	1
Total Product -13812 Zero Pen			52,856	47,943	2,286	1,610	55,142	0	49.553	168,025	55,142	112,884
Total Group - Bitumen			85,395	76,542	465	791	85,860	23	77,333	308,142	85,837	222,282
206	61016 Flux Oil	5.10	9,524	9,083	-15	-14	9,509	32	9,069	72,355	9,477	62,856	0.00	5.10	0.00	200	1
Total Product - 61016 Flux Oil			9,524	9,033	-15	-14	9,509	32	9,069	72,355	9,477	62,856
203	51017 Hydrolene	10.25	3,244	3,197	0	0	3,244	38	3,197	9,430	3,206	6,186	0.00	10.25	0.00	100	15
Total Product - 61017 Hydrolene			3,244	3,197	0	0	3,244	38	3,137	9,430	3.206	6,186
Total Group - Raw Material			12,768	12,280	-15	-14	12,753	70	12,255	81,795	12,583	69,042

Saltwells Report
For: Tuesday, February 15, 2011

Salt Wells	Today	Prev	Delta	Space
1001 Salt Well	7,992	10,197	(2,205)	104,508	PROPANE
1004 Salt Well	0	0	0	112,500	BUTANE
1005 Salt Well	4,580	4,580	0	95,720	PROPYLENE
1007 Salt Well	20,587	19,851	736	90,913	OLEFINS

Crude Meters Report
For: June 24, 2012

Crude Meters			Daily Totals	6/24/2012
Plains Sweet
	Current	361431
	Previous	358875	2,556
Centurion
East	Current	124370
	Previous	124370
West	Current	32007

	Previous	21617	10,390
Pecos	Current	1434245
	Previous	1418187	16,058
LPC	Current	95422
	Previous	93954	1,468
Mesa Sour			47,560
Mesa Sweet			0
			78,032	Total received

Amdel Shipments		East
East	Current	1538370
	Previous	1537729
West	Current	10140629
	Previous	10139976	1,294	Total Shipments

Monthly – Barrel Traffic Report

2014
	Monthly Barrel Traffic Report
	January	February	March	April	May	June	July	August	September	October	November	December
Opening Inventory
Tankage	146,195	166,169	191,496	254,594	245,671	233,887	240,134	196,935	237,192	237,295
Rail Car
Line Fill	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726
Total Inventory	153,921	173,895	199,222	262,320	253,397	246,613	247,860	204,661	244,918	245,021	―	―

Receipts
LPC	314749	262,213	358,842	316,282	278,061	269,949	377,078	408,427	378,184	445,040
Heavy WTS
SI op	7,335	13,897	10,164	12,518	17,412	10,408	25,859	11,979	35,621	11,757
Centurion Sour	680,822	769,757	875,559	806,911	157,643	54,606	921,566	774,029	644,310	975,161
Centurion Sweet	278,833		48,973		324,800	343,052	54,269	201,352	285,423
Mesa Sour	485,724	75,738	359,203			45,032	280,413	463,060	330,442	295,054
Mesa Sweet	468,841	896,301	704,441	919,889	175,565	45,507	682,982	541,245	565,325	655,032
High Sierra Sour
High Sierra Sweet	705,330	629,226	744,085	721,194	503,641	500,150	638,928	667,252	665,616	619,752
Plains	154,956	131,292	151,414	164,144	150,419	142,047	155,291	193,994	151,413	126,820
Prior Period Adj
Total Receipts	3,096,590	2,778,424	3,252,681	2,940,938	1,607,561	1,410,751	3,136,386	3,261,338	3,056,334	3,128,616	―	―
				•
Shipments
LPC	(317,492)		(225,318)	(16,865)	(267,414)	(269,538)	(282,177)	(410,264)	(341,270)	(265,753)
Heavy WTS
Slop
Centurion Sweet						(129255)
Mesa Sour
Mesa Sweet	(466,146)	(786,284)	(694,509)	(880,677)	(184,447)	(53,002)	(661,098)	(549,531)	(567,912)	(644,064)
High Sierra Sour
High Sierra Sweet	(110,107)				(395,519)	(498,711)		(2,405)
Plains
Prior Period Adj
Total Shipments	(893,745)	(786,284)	(919,827)	(897,542)	(847,380)	(950,506)	(943,275)	(962,200)	(909,182)	(907,617)	―	―

Production
Crude Charge	2,182,871	1,966,812	2,269,757	2,052,318	766,965	458,998	2,236,310	2,258,881	2,147,049	2,227,393

Closing Inventory
Tankage	166,169	191,497	254,593	245,672	238,887	240,134	196,935	237,192	237,295	236,701
Rail Car
Line Fill	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726	7,726
Total Inventory	173,895	199,223	262,319	253,396	246,613	247,860	204,661	244,918	245,021	238,427	―	―
Gain/Loss	0	0	0	0	0	0	0	0	0	0	0	0

Duncan Terminal balancing report 10-31-2014.txt - Notepad
File Edit Format View Help
4633 Date: 11/04/14 Time: 15:16 Activity for: 0000005 DUNCAN TANK FARM	HOLLY ENERGY PARTNERS—WICHITA FALLS, TX TERMINAL BALANCE REPORT MTD Thru Folio 10/		Page: 0001 For Folio 10/023 Ending 11/02/14 NET GALLONS at 60 F

Product : CBOB 85 CBOB BASE

Inventory Reconciliation:	GALLONS	BARRELS

Opening Inventory	1,661,268	39,554
Receipts (+)	6,991,530	166,465
Disposals (-)	-8,244,440	-195,820
Other (+)	0	0
Ending Book	428,358	10,199

Physical Inventory	432,432	10,296
Gain(+) or Loss (-)	4,074	97

Thruput	0	0
Percentage of thruput	0.00%	0.00%
Date: 11/04/14 Time: 15:16 Activity for: 0000005 DUNCAN TANK FARM	HOLLY ENERGY PARTNERS—WICHITA FALLS, TX TERMINAL BALANCE REPORT MTD Thru Folio 10/023		Page: For Folio 10/023 Ending 11/02/14 NET GALLONS at 60 F

Product : TMIX Transmix

Inventory Reconciliation:	GALLONS	BARRELS

Opening Inventory	2,898	69
Receipts (+)	0	0
Disposals (-)	0	0
Other (+)	0	0
Ending Book	2,898	69
Physical Inventory	2,898	69
Gain(+) or Loss (-)	0	0

Thruput	0	0
Percentage of thruput	0.00%	0.00%
Date: 11/04/14 Time: 15:16 Activity for: 0000005 DUNCAN TANK FARM	HOLLY ENERGY PARTNERS—WICHITA FALLS, TX TERMINAL BALANCE REPORT MTD Thru Folio 10/023		Page: For Folio 10/023 Ending 11/02/14 NET GALLONS at 60 F

Product : ULS-2 Ultra Low Diesel #2

Inventory Reconciliation:	GALLONS	BARRELS

Opening Inventory	196,140	4,670
Receipts (+)	0	0
Disposals (-)	0	0
Other (+)	0	0
Ending Book	196,140	4,670

Physical Inventory	196,140	4,670
Gain(+) or Loss (-)	0	0
Thruput	0	0

CO.	Material	Description	Plant	Shipper	Beginning Balance	Receipts Trucks	Receipts Pipeline	Deliveries Truck	Deliveries Pipeline	Gain/Loss	Transfer Receipts	Transfer Deliveries	Stock Adj Receipts	Stock Adj Deliveries	Other	Ending Balance
Grand Totals					410,098.473	0.000	3,035,673.000	726,812.440-	2,082,348.000-	410.810	10,526.000	202,934.000-	3,023.045	87,873.000-	16,548.000	376,311.888

7070	200019	DIESEL #2 ULTRA LOW SULFU	7003	ALN	10,035.000	0.000	75,828.000	0.000	85,863.000-	0.000	0.000	0.000	0.000	0.000	0.000	0.000
7070	200040	CASO CONV 84.5 OCT SUB UL	7003	ALN	5,092.000	0.000	206,494.000	0.000	211,593.000-	7.000	0.000	0.000	0.000	0.000	0.000	0.000
7070	200068	CASO CONV 91 OCT PUL HRVP	7003	ALN	0.000	0.000	17,330.000	0.000	17,292.000-	38.000-	0.000	0.000	0.000	0.000	0.000	0.000
	Shipper Total: ALN				15,127.000	0.000	299,652.000	0.000	314,748.000-	31.000-	0.000	0.000	0.000	0.000	0.000	0.000
	Plant Total: 7003 – HEP PPL 8 ARTESIA-ELPASO 7003 – HEP PPL 8 ARTESIA-ELPASO				15,127.000	0.000	299,652.000	0.000	314 .1413 .000-	31.000-	0.000	0.000	0.000	0.000	0.000	0.000
7070	200019	DIESEL #2 ULTRA LOW SULFU	7006	ALN	6,284.000	0.000	93,356.000	0.000	97,950.000-	31.000	0.000	0.000	0.000	0.000	0.000	1,721.000
7070	200053	CASO CONV 87 OCT UL HRVP	7006	ALN	10,086.000	0.000	195,988.000	0.000	187,116.000-	216.000	0.000	0.000	0.000	0.000	0.000	19,174.000
7070	200068	CASO CONV 91 OCT PUL HRVP	7006	ALN	0.000	0.000	8,106.000	0.000	8,151.000-	45.000	0.000	0.000	0.000	0.000	0.000	0.000
7070	200071	JET FUEL JET A	7006	ALN	0.000	0.000	0.000	0.000	1,274.000-	0.000	1,274.000	0.000	0.000	0.000	0.000	0.000
7070	200073	JET FUEL JP-8	7006	ALN	4,462.000	0.000	20,958.000	0.000	24,116.000-	30.000-	0.000	1,274.000-	0.000	0.000	0.000	0.000
	Shipper Total: ALN				20,832.000	0.000	318,408.000	0.000	318,607.000-	262.000	1,274.000	1,274.000-	0.000	0.000	0.000	20,895.000
	Plant Total: 7006 – HEP PPL BIG SPRING - ABILENE 7006 – HEP PPL BIG SPRING - ABILENE				20,832.000	0.000	318,408.000	0.000	318,607.000-	262.000	1,274.000	1,274.000-	0.000	0.000	0.000	20,895.000
7070	200019	DIESEL #2 ULTRA LOW SULFU	7009	ALN	7,516.000	0.000	97,950.000	93,172.232-	0.000	3.738-	1,274.000	504.000-	0.000	0.000	0.000	13,060.030
7070	200053	CASO CONV 87 OCT UL HRVP	7009	ALN	10,608.000	0.000	187,116.000	177,140.783-	0.000	149.786	0.000	212.000-	0.000	0.000	0.000	20,521.003
7070	200068	CASO CONV 91 OCT PUL HRVP	7009	ALN	7,123.000	0.000	8,151.000	7,444.082-	0.000	61.071	0.000	33.000-	0.000	0.000	0.000	7,857.989
7070	200071	JET FUEL JET A	7009	ALN	0.000	0.000	1,274.000	0.000	0.000	0.000	0.000	1,274.000-	0.000	0.000	0.000	0.000
7070	200073	JET FUEL JP-8	7009	ALN	18,370.000	0.000	24,116.000	0.000	40,818.000-	10.000	1,274.000	1,289.000.	0.000	0.000	0.000	1,663.000
7070	200093	TRANSMIX	7009	ALN	917.000	0.000	0.000	863.547-	0.000	21.547	738.000	0.000	0.000	0.000	0.000	813.000
	Shipper Total: ALN				44,534.000	0.000	318,607.000	278,620.644-	40,818.000-	238.666	3,286.000	3,312.000-	0.000	0.000	0.000	43,915.022
	Plant Total: 7009 – HEP TRM TX ABILENE 7009 – HEP TRM TX ABILENE				44,534.000	0.000	318,607.000	278,620.644-	40,818.000-	238.666	3,286.000	3,312.000-	0.000	0.000	0.000	43,915.022
7070	200019	DIESEL #2 ULTRA LOW SULFU	7014	ALN	15,222.976	0.000	85,863.000	72,887.910-	0.000	0.000	0.000	0.000	0.000	12,261.000-	0.000	15,937.066
7070	200024	ETHANOL	7014	ALN	6,822.357	0.000	0.000	19,078.377-	0.000	0.000	0.000	0.000	0.000	0.000	16,548.000	4,291.980
7070	200040	CASO CONV 84.5 OCT SUB UL	7014	ALN	27,952.457	0.000	211,593.000	141,438.133-	0.000	0.000	0.900	0.000	0.000	70,564.000-	0.000	27,543.324
7070	200068	CASO CONV 91 OCT PUL HRVP	7014	ALN	187.024	0.000	17,292.000	7,110.156-	0.000	0.000	0.000	0.000	0.000	5,048.000-	0.000	5,320,868
7070	200093	TRANSMIX	7014	ALN	8,520.659	0.000	0.000	3,849.096-	0.000	0.000	0.000	0.000	3,023.045	0.000	0.000	7,694.608
		Shipper Total: ALN			58,705.473	0.000	314,748.000	244,363.672-	0.000	0.000	0.000	0.000	3,023.045	87,873.000-	16,548.000	60,787.846
	Plant Total: 7014 – HEP TRM TX EL PASO 7014 – HEP TRM TX EL PASO				58,705.473	0.000	314,748.000	244,363.672-	0.000	0.000	0.000	0.000	3,023.045	87,873.000-	16,548.000	60,787.846
7070	200019	DIESEL #2 ULTRA LOW SULFUR	7016	ALN	12,398.000	0.000	79,611.000	0.000	75,828.000-	165.000	0.000	4,000.000-	0.000	0.000	0.000	12,346.000
7070	200040	GASO CONV 84.5 OCT SUB UL	7016	ALN	20,819.000	0.000	209,611.000	0.000	206,494.000-	140.000	0.000	575.000-	0.000	0.000	0.000	23,501.000
7070	200068	GASO CONV 91 OCT PUL HRVP	7016	ALN	15,498.000	0.000	9,892.000	0.000	17,330.000-	177.000-	0.000	0.000	0.000	0.000	0.000	7,883.000
7070	200093	TRANSMIX	7016	ALN	5,826.000	0.000	0.000	4,688.000-	0.000	14.000-	4,575.000	0.000	0.000	0.000	0.000	5,699.000
	Shipper Total: ALN				$4,541.000	0.000	299,114.000	4,688.000-	299,652.000-	114.000	4,575.000	4,575.000-	0.000	0.000	0.000	49,429.000
	Plant Total: 7016 – HEP TRM NM ORLA 7016 – HEP TRM NM ORLA				$4,541.000	0.000	299,114.000	4,688.000-	299,652.000-	114.000	4,575.000	4,575.000-	0.000	0.000	0.000	49,429.000
7070	200019	DIESEL #2 ULTRA LOW SULFUR	7019	ALN	30,532.000	0.000	157,542.000	85,264.670-	50,000.000-	25.333-	0.000	46,759.000-	0.000	0.000	0.000	6,024.997
7070	200053	GASO CONV 87 OCT UL HRVP	7019	ALN	12,516.000	0.000	278,586.000	81,319.153-	50,000.000-	106.833-	0.000	146,833.000-	0.000	0.000	0.000	12,843.014
7070	200068	GASO CONV 91 OCT PUL HRVP	7019	ALN	3,989.000	0.000	3,927.000	4,685.947-	0.000	11.048-	0.000	22.000-	0.000	0.000	0.000	3,197.005
7070	200071	JET FUEL JET A	7019	ALN	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
7070	200073	JET FUEL JP.-B	7019	ALN	25,330.000	0.000	35,830.000	27,299.307-	0.000	114.310	0.000	159.000-	0.000	0.000	0.000	33,816.003
7070	200093	TRANSMIX	7019	ALN	1,612.000	0.000	0.000	571.047-	0.000	258.048	1,391.000	0.000	0.000	0.000	0.000	2,690.001
7070	200151	GASO RBOB 87 OCT UL RVP	7019	ALN	3,545.000	0.000	0.000	0.000	0.000	3.000	0.000	0.000	0.000	0.000	0.000	3,548.000
	Shipper Total: ALN				77,524.000	0.000	475,885.000	199,140.124-	100,000.000-	232.144	1,391.000	193,773.000-	0.000	0.000	0.000	62,119.020
	Plant Total: 7019 - HEP TRM TX WICHITA FALLS 7019 – HEP TRM TX WICHITA FALLS				77,524.000	0.000	475,885.000	199,140.124-	100,000.000-	232.144	1,391.000	193,773.000-	0.000	0.000	0.000	62,119.020

7070	200019	DIESEL #2 ULTRA LOW SULFUR	7024	ALN	17,373.000	0.000	92,531.000	0.000	79,611.000-	0.000	0.000	0.000	0.000	0.000	0.000	30,036.000
7070	200040	GASO CONV 84.5 OCT SUB UL	7024	ALN	47,355.000	0.000	197,140.000	0.000	209,611.000-	0.000	0.000	0.000	0.000	0.000	0.000	34,939.000
7070	200068	GASO CONV 91 OCT PUL HRVP	7024	ALN	0.000	0.000	10,005.000	0.000	9,892.000-	0.000	0.000	0.000	0.000	0.000	0.000	0.000
	Shipper Total: ALN				64,728.000	0.000	299,676.000	0.000	299,114.000-	0.000	0.000	0.000	0.000	0.000	0.000	64,975.000

	Plant Total: 7024 – HEP PPL BIG SPRING – ORLA 7024 – HEP PPL BIG SPRING - ORLA				64,728.000	0.000	299,676.000	0.000	299,114.000-	0.000	0.000	0.000	0.000	0.000	0.000	64,975.000

7070	200019	DIESEL #2 ULTRA LOW SULFUR	7025	ALN	28,182.000	0.000	159,263.000	0.000	157,542.000-	91.000-	0.000	0.000	0.000	0.000	0.000	29,812.000
7070	200053	GASO CONV 87 OCT UL HRVP	7025	ALN	32,675.000	0.000	276,890.000	0.000	278,586.000-	140.000	0.000	0.000	0.000	0.000	0.000	31,119.000
7070	200068	GASO CONV 91 OCT PUL HRVP	7025	ALN	4,010.000	0.000	4,020.000	0.000	3,927.000-	83.000-	0.000	0.000	0.000	0.000	0.000	4,020.000
7070	200071	JET FUEL JET A	7025	ALN	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
7070	200073	JET FUEL JP-B	7025	ALN	0.000	0.000	36,210.000	0.000	35,830.000-	380.000-	0.000	0.000	0.000	0.000	0.000	0.000
	Shipper Total: ALN				64,867.000	0.000	476,383.000	0.000	475,885.000-	414.000-	0.000	0.000	0.000	0.000	0.000	64,951.000

	Plant Total: 7025 – HEP PPL BIG SPRING – WICHITA F				64,867.000	0.000	476,383.000	0.000	475,885.000-	414.000-	0.000	0.000	0.000	0.000	0.000	64,951.000
7070	200019	DIESEL #2 ULTRA LOW SULFUR	7026	ALN	0.000	0.000	46,401.000	0.000	37,142.000-	19.000-	0.000	0.000	0.000	0.000	0.000	9,240.000
7070	200053	GASO CONV 87 OCT UL HRVP	7026	ALN	9,240.000	0.000	145,981.000	0.000	155,564.000-	343.000	0.000	0.000	0.000	0.000	0.000	0.000
	Shipper Total: ALN				9,240.000	0.000	192,382.000	0.000	192,706.000-	324.000	0.000	0.000	0.000	0.000	0.000	9,240.000

	Plant Total: 7026 – HEP PPL WICHITA FALLS – DUNCAN 7026 – HEP PPL WICHITA FALLS – DUNCAN				9,240.000	0.000	192,382.000	0.000	192,706.000-	324.000	0.000	0.000	0.000	0.000	0.000	9,240.000

7070	200073	JET FUEL JP-B	7027	ALN	0.000	0.000	40,818.000	0.000	40,818.000-	0.000	0.000	0.000	0.000	0.000	0.000	0.000
	Shipper Total: ALN				0.000	0.000	40,818.000	0.000	40,818.000-	0.000	0.000	0.000	0.000	0.000	0.000	0.000

	Plant Total: 7027 – HEP PPL & ABILENE – DYESS AFB 7027 – HEP PPL & ABILENE – DYESS AFB				0.000	0.000	40,818.000	0.000	40,818.000-	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Daily Volume Inventory Report: BSR End of Month Report
For:    August 2011
Daily Volume Inventory Report
FOR 00:00 Tue Aug 31 2010

User ID:	F05361
Status:	Preliminary
Model:	BSRPhase1A
Sigmafine 3

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
Aromatic	305	Benzene	00305Car	0	0.0000	0	60	28.60	0.0000	0	50,000	50,000	0
			301	0	0.0000	0	70	28.50	0.0000	0	520	520	0
			302	0	0.0000	0	71	28.50	0.0000	0	520	520	0
			303	0	0.0000	0	60	28.50	0.0000	0	1,043	1,043	0
			304	0	0.0000	0	71	28.50	0.0000	0	502	502	0
			305	0	0.0000	0	60	28.50	0.0000	0	502	502	0
			306	0	0.0000	0	72	28.50	0.0000	0	502	502	0
			326	1,904	7.4167	1,955	98	28.70	0.0000	1,902	7,820	9,775	1,904
			330	0	0.0000	0		28.50	0.0000	0	5,642	5,642	0
	Total:	305		1,904		1,955				1,902	67,051	69,006	1,904
Aromatic	308	Toluene-non gas	321	2,414	10.2500	2,452	86	30.70	0.0000	1,295	7,442	9,894	2,414
	Total	308		2,414		2,452				1,295	7,442	9,894	2,414
Aromatic	324	Propylene	00324Car	0	0.0000	0	60	140.15	0.0000	0	50,000	50,000	0
			1005	9,970	1.0833	9,970	80	129.91	0.0000	9,970	107,030	177,000	9,970
			B10	460	42.0000	471	75	142.66	0.0000	460	712	1,183	460
			B4	489	50.0000	501	75	140.15	0.0000	489	491	992	489
			B9	445	41.0000	456	75	140.15	0.0000	445	714	1,170	445
			P5	653	67.0000	670	75	140.15	0.1667	653	322	992	653
			P6	440	45.0000	450	75	140.15	0.0000	440	542	992	440
	Total	324		12,457		12,518				12,457	219,811	232,329	12,457
Aromatic	306	Sulphur	00306Car	0	0.0000	0	60	-53.24	0.0000	0	50,000	50,000	0
			Sul Inv	0	0.0000	0	60	-53.24	0.0000	0	2,000	2,000	0
			SULFUR1	0	0.0000	0	60	-53.24	0.0000	0	2,000	2,000	0
			SULFUR2	600	0.0000	600	60	-53.24	0.0000	600	1,400	2,000	600
	Total	306		600		600				600	55,400	56,000	600
Aromatic	112	Propane	1001	4,666	0.6250	4,666	60	129.91	0.0000	4,666	172,334	177,000	4,666
			B7	863	69.0000	885	75	145.83	0.0000	863	311	1,196	863
			B8	402	38.0000	413	75	145.83	0.0000	402	777	1,190	402
			Lin11	0	0.0000	0	60	142.00	0.0000	0	8,000	8,000	0
	Total	112		5,931		5,964				5,931	181,422	187,386	5,931
Aromatic	327	FAS 104	00327Car	0	0.0000	0	60	30.70	0.0000	0	50,000	50,000	0
			121	0	0.0000	6		43.00	0.0000	0	10,024	10,030	0
			124	4,780	20.0000	4,890	86	30.50	0.1667	3,828	5,053	9,943	4,780
			311	0	0.0000	0	88	28.20	0.0000	0	2,946	2,946	0

09:38 am Thu Sep 2 2010											Page 1 of 8
Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
	Total	327		4,780		4,890				3,828	68,023	72,919	4,780

Total:	Aromatic			28,086		28,385				26,013	599,149	627,534	28,086
Intermediate	111	Butane	00112Car	0	0.0000	0	60	109.40	0.0000	0	50,000	50,000	0
			1004	46,136	1.0625	46,136	60	109.63	0.0000	46,136	130,864	177,000	46,136
			B1	187	26.0000	190	75	109.63	0.0000	187	517	707	187
			B2	497	69.0000	505	75	109.63	0.0000	497	202	707	497
			B3	259	26.0000	264	75	109.41	0.0000	259	728	992	259
			Lin01	235	0.0000	235	60	122.00	0.0000	235	265	500	235
			Lin10	0	0.0000	0	60	103.00	0.0000	0	7,500	7,500	0
	Total:	111		47,314		47,330				47,314	190,076	237,406	47,314
Intermediate	113	Alky Feed	1007	12,509	0.0000	12,509	60	129.91	0.0000	12,509	164,491	177,000	12,509
			72	800	11.3333	816	78	108.90	0.0000	716	1,766	2,581	800
			UN111	500	0.0000	500	60	142.00	0.0000	500	100	600	500
	Total:	113		13,809		13,825				13,725	166,357	180,181	13,809
Intermediate	330	Reformer Feed	328	15,748	32.3125	16,023	84	57.00	0.0833	13,196	4,062	20,085	15,748
			352	13,006	8.3958	13,206	81	58.70	0.0156	1,781	66,121	79,327	13,006
			4	0	0.0000	0	50	53.80	0.0000	0	5,035	5,035	0
			Lin02	2,740	0.0000	2,740	60	53.53	0.0000	2,740	760	3,500	2,740
			TP7	14,296	7.8750	14,828	81	59.30	0.2500	825	84,615	99,444	14,296
			UN062	1,175	0.0000	1,175	60	63.53	0.0000	1,175	825	2,000	1,175
	Total:	330		46,965		47,972				19,697	161,418	209,391	46,965
Intermediate	466	Cat Feed/Gasol	01064Car	0	0.0000	0	60	18.00	0.0000	0	50,000	50,000	0
			180	71	0.833	121	100	22.70	0.0000	0	79,746	79,867	71
			181	0	0.0000	0	87	22.20	0.0000	0	79,225	79,225	0
			182	26,550	14.9167	28,19	183	22.20	0.0833	21,098	51,094	79,114	26,550
			Lin03	2,284	0.0000	2,284	60	23.80	0.0000	2,287	716	3,000	2,284
			UN061	3,376	0.0000	3,376	60	31.00	0.0000	3,376	624	4,000	3,376
	Total:	466		32,281		33,800				26,758	261,405	295,206	32,281

Total:	Intermediate			140,369		142,927				107,494	779,256	922,184	140,369
Unfin Gaso	219	Cat Naphtha	183	14,486	9.1667	14,825	85	58.10	0.0833	5,435	64,338	79,161	14,486
	Total:	219		14,486		14,825				5,435	64,338	79,161	14,486
Unfin Gaso	265	Lt Reformate	350	13,602	23.4792	14,538	102	61.80	0.8333	10,587	15,482	30,020	13,602

09:38 am Thu Sep 2 2010											Page 2 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
	Total:	265		13,602		14,538				10,587	15,482	30,020	13,602
Unfin Gaso	244	Reformate	351	14,717	13.6667	15,082	100	38.10	0.0000	8,679	38,871	53,933	14,717
			UNI158	571	0.0000	571	80	46.90	0.0000	571	29	600	571
	Total:	244		15,288		15,633				9,250	38,900	54,533	15,288
Unfin Gaso	228	Alkylate	2002	5,988	10.1250	6.578	91	72.30	0.6667	1,668	25,965	32,543	5,988
	Total:	228		5,988		6,578				1,668	25,965	32,543	5,988
Unfin Gaso	232	Gas Blend Stock	75	1,586	12.0000	1,611	78	91.70	0.0000	1,058	8,701	10,313	1,586
	Total:	232		1,586		1,611				1,058	8,701	10,313	1,586
Unfin Gaso	323	Raffinate	108	0	0.0000	0	80	64.70	0.0000	0	29,665	29,665	0
			353	6,719	11.4167	6,891	92	76.10	0.0000	4,019	22,649	29,540	6,719
	Total:	323		6,719		6,891				4,019	52,314	59,205	6,719
Unfin Gaso	332	Toluene(gas blend)	117	0	0.0000	0		31.50	0.0000	0	9,982	9,982	0
	Total:	332		0		0				0	9,982	9,982	0

Total:	Unfin Gaso			57,669		60,076				32,017	215,680	275,757	57,669
Gasoline	220	Unleaded 87	122	2,924	6.0833	3,018	87	56.60	0.1250	207	16,934	19,951	2,924
			125	3,042	6.7500	3,101	82	57.10	0.0833	365	18,004	21,105	3,042
			184	3,456	5.7500	3,536	88	56.80	0.0000	0	26,065	29,601	3,456
			185	23,879	39.1667	24,372	90	56.90	0.0000	21,739	5,265	29,637	23,879
			3131	18,850	14.2800	19,378	90	58.30	0.0833	11,361	47,321	66,699	18,850
			Lin04	3,339	0.0000	3,339	60	59.60	0.0000	3,339	1,661	5,000	3,339
	Total:	220		55,490		56,744				37,011	115,250	171,993	55,490
Gasoline	236	Unpaid Premium 92	123	3,815	6.5000	3,875	84	51.50	0.0000	0	25,687	29,562	3,816
			128	4,467	9.3333	4,530	82	50.80	0.0000	2,735	15,445	19,975	4,467
	Total:	236		8,282		8,405				2,735	41,132	49,537	8,282

Total:	Gasoline			63,772		65,149				39,746	156,382	221,530	63,772
Distillate	316	Cogen Jet A	382	0	0.0000	0		41.10	0.0000	0	5,137	5,137	0
			383	0	0.0000	0		42.80	0.0000	0	5,051	5,051	0
	Total:	316		0		0				0	10,188	10,188	0
Distillate	439	Unfin #2 Fuel	115	0	0.0000	0		40.90	0.0000	0	9,987	9,987	0
			2044	0	0.0000	547	75	29.70	0.0000	0	126,105	126,652	0

09:38 am Thu Sep 2 2010											Page 3 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
Distillate	439	Unfin #2 Fuel	2045	0	0.6667	1,305	75	37.30	0.6667	0	125,126	126,431	0
	Total:	439		0		1,853				0	261,218	263,070	0
Distillate	447	Light Cycle Oil	216	883	10.1667	886	70	10.70	0.0000	854	670	1,556	883
	Total:	447		883		886				854	670	1,556	883
Distillate	456	Low Sulfur Diesel	126	14,834	8.9167	15,073	94	35.20	0.0000	9,338	66,169	81,242	14,834
			3132	2,918	2.2500	2,951	82	35.00	0.0000	845	52,916	55,868	2,916
			322	30	0.1667	53	85	35.20	0.0417	0	10,051	10,104	30
			327	8,254	29.6667	8,403	96	35.00	0.0000	8,115	1,548	9,987	8,254
			Lin06	2,844	0.0000	2,844	60	38.60	0.0000	2,844	156	3,000	2,844
			UN152	500	0.0000	500	60	38.60	0.0000	500	0	500	500
	Total:	456		29,378		29,824				21,642	130,876	160,701	29,378
Distillate	458	Low Sulfur #1 Dist	109	1,731	6.3333	7,755	86	43.10	0.0000	1,274	8,269	10,025	1,731
			153	0	0.0000	0		44.10	0.0000	0	10,008	10,008	0
			154	0	0.0000	0		44.30	0.0000	0	10,011	10,011	0
			155	6,117	9.9167	6,205	88	42.80	0.0000	6,026	23,942	30,146	6,117
			156	461	1.3333	467	84	43.50	0.0000	0	10,153	10,619	461
			399	0	0.0000	0		42.00	0.0000	0	4,999	4,999	0
			Lin05	2,254	0.0000	2,254	60	42.30	0.0000	2,254	46	2,300	2,254
			UN154	250	0.0000	250	60	42.30	0.0000	250	150	400	250
	Total:	458		10,813		10,931				9,904	57,578	78,508	10,813

Total:	Distillate			41,074		43,494				32,300	470,530	514,023	41,074
Heavy Oil	555	Hvy Rerun Slop	100	0	0.0000	0	50	39.60	0.0000	0	10,008	10,008	0
			50	0	0.0000	0			0.0000	0	800,000	800,000	0
			51	0	0.0000	0			0.0000	0	535	535	0
	Total:	555		0		0				0	810,541	810,541	0
Heavy Oil	559	Carbon Black Oil	00559Car	0	0.0000	0	60	-3.00	0.0000	0	50,000	50,000	0
			103	0	0.0000	0	70	0.10
			130	5,088	19.0633	5,360	229	-6.00	0.0000	4,641	4,876	10,036	5,088
	Total:	559		5,088		5,360				4,641	64,708	70,068	5,088

Total:	Heavy Oil			5,088
Bitumen	1010	Asphalt MC-30	212	0	0.0000	0
			214	0	0.0000	0		20.65	0.0000	0	1,522	1,522	0
								20.65	0.0000	0	1,522	1,522	0

09:38 am Thu Sep 2 2010											Page 4 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
	Total:	1010		0		0				0	3,044	3,044	0
Bitumen	1015	Asph Mc2400 w/Latex	161	0	0.0000	1		11.28	0.0000	0	2,092	2,093	0
	Total:	1015		0		1				0	2,092	2,093	0
Bitumen	1017	Asph Hydrolene	8	0	0.0000	0		16.67	0.0000	0	5,057	5,057	0
	Total:	1017		0		0				0	5,057	5,057	0
Bitumen	1020	Vac Tower Bottoms	209	19,964	8.0000	20,034	70	8.47	0.0000	19,339	-9,719	10,315	19,964
	Total:	1020		19,964		20,034				19,339	-9,719	10,315	19,964
Bitumen	1022	Asphalt – RC-250s	215	0	0.0000	0		13.23	0.0000	0	1,522	1,522	0
	Total:	1022		0		0				0	1,522	1,522	0
Bitumen	1032	Asphalt – AC-20	157	0	0.0000	1	75	6.08	0.0000	0	5,048	5,048	0
	Total:	1032		0		1				0	5,048	5,048	0
Bitumen	1033	Asphalt – AC-10	205	8,321	5.1667	9,221	350	4.89	0.0000	7,955	69,019	78,240	8,321
			Lin07	588	0.0000	588	60	5.60	0.0000	568	132	700	568
	Total:	1033		8,889		9,789				8,523	69,151	78,940	8,889
Bitumen	1034	Asphalt – AC-5	100	0	0.0000	1		7.06	0.0000	0	2,083	2,084	0
			R1	0	0.0000	0		5.76	0.0000	0	1,079	1,079	0
			R2	0	0.0000	0		5.76	0.0000	0	1,081	1,081	0
	Total:	1034		0		1				0	4,243	4,244	0
Bitumen	1049	Asph AC-5 W/LATEX 2%	158	0	0.0000	1		5.48	0.0000	0	2,088	2,088	0
	Total:	1049		0		1				0	2,088	2,088	0
Bitumen	1094	O-Pen Asphalt	01094Car	952	0.0000	952	60	0.48	0.0000	952	49,048	50,000	952
			207	12,256	7.0833	13,522	338	-0.59	0.0000	10,677	65,609	79,131	12,256
			208	32,878	14.5833	36,560	360	-0.59	0.0000	32,314	63,755	100,315	32,878
			ASPIT1	0	0.0000	0	60	0.50	0.0000	0	300,000	300,000	0
	Total:	1094		46,086		51,034				43,943	478,412	529,446	48,086
Bitumen	1099	Asph – HMCL Primer	213	0	0.0000	0		23.99	0.0000	0	1,522	1,522	0
	Total:	1099		0		0				0	1,522	1,522	0
Bitumen	1038	Asph-PG-64-22-S	202	7,604	26.7500	8,394	340	5.49	0.0000	7,370	1,415	9,810	7,604
			410	0	0.0000	9		3.89	0.0000	0	1,394	1,403	0
	Total:	1038		7,604		8,403				7,370	2,809	11,213	7,604

09:38 am Thu Sep 2 2010											Page 5 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
Bitumen	1039	Asph-PG-64-26-S	200	0	0.0000	0		5.93	0.0000	0	9,889	9,889	0
	Total:	1039		0		0				0	9,889	9,889	0
Bitumen	1040	Asph-PG-70-22-S	203	4,251	15.0000	4,732	340	4.91	0.0000	4,018	5,168	9,900	4,251
	Total:	1040		4,251		4,732				4,018	5,168	9,900	4,251
Bitumen	1044	Asph-PG-76-22-S	3009	1,557	4.6667	1,729	356	5.02	0.0000	1,557	-1,729	0	1,557
	Total:	1044		1,557		1,729				1,557	-1,729	0	1,557
Bitumen	1045	Asph-PG-58-22-S	199	3,253	12.6667	3,591	340	5.35	0.0000	3,189	6,647	10,239	3,253
	Total:	1045		3,253		3,591				3,189	6,647	10,239	3,253
Bitumen	1028	Asph-PAC-30	TK3	0	0.0000	0			0.0000	0	35,000	35,000	0
	Total:	1028		0		0				0	35,000	35,000	0
Bitumen	1148	#6 FUEL OIL BLEND	201	0	0.0000	0		10.00	0.0000	0	9,864	9.864	0
	Total:	1148		0		0				0	9,864	9,864	0
Bitumen	1048	Asph-AC-20XP	3004	3,640	24.7500	4,258	350	3.89	0.0000	3,819	899	5,157	3,840
	1056	Asph-AC12-STR	159	0	0.0000	1		5.22	0.0000	0	2,085	2,086	0
	1057	Asph-TR Concentrate	3005	2,409	15.8333	2,722	400	5.06	0.0000	2,387	2,436	5,157	2,409
			3007	0	0.0000	0		5.06	0.0000	0	0	0	0
			3010	0	0.0000	6		5.06	0.0000	0	-6	0	0
			3011	0	0.0000	4		5.06	0.0000	0	-4	0	0
	1091	Asphall-AC-10-2TR	3006	906	9.0833	996	330	5.56	0.0000	883	1,526	2,522	906
			3008	6.368	18.6687	7,047	345	5.43	0.0000	6,366	-7,047	0	6,388
	Total:	1091		13,523		15,034				13,457	-111	14,922	13,523

Total:	Bitumen			105,127		114,350				101,396	629,997	744,346	105,127
Raw Material	60111	Butane	60111Car	0	0.0000	0	60	100.00	0.0000	0	50,000	50,000	0
	Total:	60111		0		0				0	50,000	50,000	0
Raw Material	60107	Methonal	320	441	4.2917	457	82	45.50	0.0000	441	4,440	4,897	441
			331	0	0.0000	0	40	41.24	0.0000	0	5,642	5,642	0
			60107Car	0	0.0000	0	60	55.00	0.0000	0	50,000	50,000	0
	Total:	60107		441		457				441	60,062	60,539	441
Raw Material	60114	Isobutane	1000	0	1.2292	0	60	121.68	0.0000	0	177,000	177,000	0
			60114Car	0	0.0000	0	60	120.000	0.0000	0	50,000	50,000	0
			73	6,470	28.5833	6,615	78	120.90	0.0000	5,297	3,697	10,313	6,470

09:38 am Thu Sep 2 2010											Page 6 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl
Raw Material	60114	Isobutane	Lin08 UN151	57 1,946	0.0000 0.0000	57 1,946	60 60	100.57 100.57	0.0000 0.0000	57 1,946	43 54	100 2,000	57 1,946
	Total:	60114		8,473		8,618				7,300	230,794	239,413	8,473
Raw Material	60227	Natural Gas	60227Car	0	0.0000	0	60	90.00	0.0000	0	50,000	50,000	0
	Total	60227		0		0				0	50,000	50,000	0
Raw Material	60466	Crude Railcars Received	60466Car	0	0.0000	0	60	25.00	0.0000	0	50,000	50,000	0
	Total	60466		0		0				0	50,000	50,000	0
Raw Material	60113	Alky Feed	60113Car	0	0.0000	0	60	115.00	0.0000	0	50,000	50,000	0
	Total	60113		0		0				0	50,000	50,000	0
Raw Material	61016	Flux Oil	206 61016Car	7,909 0	4.5000 4.7656	8,368 0	200 60	5.88 15.00	0.0000 0.0000	7,117 0	69,182 50,000	77,549 50,000	6,909 0
	Total	61016		7,909		8,368				7,117	119,182	127,549	7,909
Raw Material	61017	Hydrolene	178 61017Car	2,395 0	7.9167 0.0000	2,431 0	96 60	15.00	0.0000 0.0000	0 0	77,476 50,000	79,907 50,000	2,395 0
	Total	61017		2,395		2,431				0	127,476	129,907	2,395
Raw Material	60440	P/L Stop	116	0	0.0000	0		45.80	0.0000	0	9,976	9,976	0
	Total	60440		0		0				0	9,976	9,976	0
Raw Material	60112	Propane	60112Car	0	0.0000	0	60	140.00	0.0000	0	50,000	50,000	0
	Total	60112		0		0				0	50,000	50,000	0

Total: Raw Material				19,218		19,874				14,658	797,510	817,384	19,218
Crude	8500	Crude Oil	1011	66,700	12.6250	67,756	90	32.40	0.0000	25,455	185,293	253,048	66,700
			112	4,354	8.2500	7,127	84	41.10	3.2500	2,238	18,349	25,476	4,354
			174	0	0.0000	15		31.10	0.0000	0	76,893	76,908	0
			176	0	2.5833	4,845	93	28.20	2.5833	0	75,014	79,859	0
			Lin09	3,147	0.0000	3,147	60	33.30	0.0000	3,147	853	4,000	3,147
			TP5	36,518	15.4167	37,074	90	39.50	0.0000	20,278	85,430	122,504	36,518
			UN021	4,579	0.0000	4,579	60	40.69	0.0000	4,579	421	5.000	4,579
	Total	8500		115,298		124,543				55,697	442,253	566,795	115,298

Total: Crude				115,298		124,543				55,697	442,253	566,795	115,298

09:38 am Thu Sep 2 2010											Page 7 of 8

Group	Product	Description	Tank	Net Product bbl	Gauge Measured	Gross bbl	Temp °F	Density API	Water Measure	Available Product bbl	Available Capacity bbl	Operating Capacity bbl	Change Net Vol bbl

Volume Total:				575,701		604,158				414,162	4,966,006	5,570,162	575,701

09:38 am Thu Sep 2 2010											Page 8 of 8

Shipper Summary

MESA PIPELINE SYSTEM
Product: 2003 – WEST TEXAS SOUR
	OPENING	RECEIPTS	DELIVERIES	GAIN / LOSS	ADJ	PLA	ENDING
	83,579.02	497,408.43	-497,408.43	0.00	0.00	0.00	83,579.02
WEST TEXAS SOUR Total:	83,579.02	497,408.43	-497,408.43	0.00	0.00	0.00	83,579.02
Product: 20009 – SEMI SWEET
	OPENING	RECEIPTS	DELIVERIES	GAIN / LOSS	ADJ	PLA	ENDING
	-18,157.31	0.00	0.00	0.00	0.00	0.00	-18,157.31
SEMI SWEET Total:	-18,157.31	0.00	0.00	0.00	0.00	0.00	-18,157.31
MESA PIPELINE SYSTEM Total:	65,421.71	497,408.43	-497,408.43	0.00	0.00	0.00	65,421.71
Totals for ALON USA:	65,421.71	497,408.43	-497,408.43	0.00	0.00	0.00	65,421.71

Shipper Detail
Tran Type: Delivery

Location: BIG SPRING DEL TO ALON REFINERY-MESA PL.
Product: Name: WEST TEXAS SOUR
Open Date: 6/2010
OPEN	CLOSE	SYN ID	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
6/30		179344	50000284	X Alon Refinery	-497,408.43	-497,408.437
				Open Date: 6/2010 Total:	-497,408.43	-497,408.43
				Product Name: WEST TEXAS SOUR Total	-497,408.43	-497,408.43
		Location Name: BIG SPRING DEL TO ALON REFINERY-MESA PL			-497,408.43	-497,408.43
				Tran Type: Delivery Total:	-497,408.43	-497,408.43

Shipper Detail
Tran Type: Receipt

Location: MIDLAND REC FROM CHEVRON/TEXACO PL-MESA PL.
Product: Name: WEST TEXAS SOUR
Open Date: 6/2010
OPEN	CLOSE	SYN ID	TICKET #	CONN. CARRIER	GROSS	NET	CORR. GRAV.
6/30		178339	50000279	X Chevron Pipeline	-497,408.43	-497,408.437
				Open Date: 6/2010 Total:	-497,408.43	-497,408.43
				Product Name: WEST TEXAS SOUR Total:	-497,408.43	-497,408.43
		Location Name: MIDLAND REC FROM CHEVRON/TEXACO PL-MESA PL. Total:			-497,408.43	-497,408.43
				Tran Type: Delivery Total:	-497,408.43	-497,408.43

	OPENING	RECEIPTS	DELIVERIES	GAIN LOSS	ADJ	PLA	ENDING
Grand Total For Mesa System	65,421.71	497,408.43	-497,408.43	0.00	0.00	0.00	65,421.71

Schedule H-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Plains End of Month Shipper Summary
For June 2011

Invoice No. 1007000921 Customer No. 2066 Invoice No.: 1007000921 Business Cycle:06/10-01 Invoice Date: 07/13/2010	Invoice Summary Page 1 of 1	PLAINS PIPELINE, L.P.
Patrice Denning Alon USA Crude Oil Accoutning P.O. Box 517030 Dallas, TX 75251-7030		Plains Pipeline, L.P. P.O. Box 4648 Houston, TX 77210-4648
CPL Contact: Phone: Fax: Email:

Transportation Cycle	Grade	System	Charge Type	Total Volume	Total Amount
06/10-01	West Texas Sour	Mesa Pipeline	Trunk	337,140.00	$33,882.57

		Total Mesa Pipeline 06/10-01:			$33,882.57

				Total Amount Due:	$33,882.57

Payment by check remit to: Plains Pipeline, L.P. Fleetbank, N.A. Lockbox #414486 P.O. Box 414486 Boston, MA 02241-4486	Payments by Wire Transfer: Bank of America 100 West 33rd Street New York, NY 10001 ABA # 026009593 For Credit To: Plains Pipeline, L.P. Account # 000056096273
Please reference Invoice Number on your remittance Payment is Due Upon Receipt.

Schedule H-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Print Date: 7/13/2010 11:19:41
Packet: Page 2 of 7

PLAINS PIPELINE, L.P.	Detail of Charges For Invoice No. 1007000921 Page 1 of 1	Alon USA Patrice Denning Customer No. 2066 Invoice No.: 1007000921 Business Cycle: 06/10-01 Invoice Date: 07/13/2010

Tariff / Agreement	Grade	Description	Rate(S)	Charge Basis	Volume Basis	Total Volume	Total Amount
Mesa Pipeline System: 06/10-01 Transportation Cycle
Delivery to Non-PPL Pipeline Charges

FERC 55 S4	West Texas Sour Alon Ref-D		0.0000	Delivery	NSV	337,140.00	$0.00
					West Texas Sour:	337,140.00	$0.00

		Total Delivery to Non-PPL Pipeline:				337,140.00	$0.00

Trunk charges
FERC 55 S4	West Texas Sour Mesa Midland Statio-Mesa Big S		0.0000	Delivery	NSV	337,140.00	$33,882.57
					West Texas Sour:	337,140.00	$33,882.57

			Total Trunk:			337,140.00	$33,882.57

		Total for Mesa Pipeline/Transportation Cycle 06/10-01:					$33,882.57

			Total Invoice Amount:				$33,882.57

Legend:	NSV: Net Standard Volume	NSA: Gross Standard Volume less Loss Allowance	G-99: 99% OF Gross Standard Volume
	GSV: Gross Standard Volume	GLA: Gross Standard Volume less Loss Allowance

Schedule H-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Print Date: 7/13/2010 11:19:41    Packet: Page 3 of 7

PLAINS PIPELINE, L.P	Shipper Ticket Statement Delivery Tickets For Invoice No. 1007000921 Page 1 of 1	Contact: Phone: Fax: Email: Business Cycle: 06/10-01 Invoice Date: 07/13/2010
System:: Mesa Pipeline (Plains Pipeline, L.P.)

Schedule H-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Meter/ Tank	Ticket Number	Open Date	Close Date	S&W %	Corr API Grv	Gross Standard Volume	Net Standard Volume	Gross Loss Allow	Net Loss Allow
Transportation Cycle 06/10-01:
Grade: West Texas Sour-West Texas Sour
Mesa Big Spring Jct/Alon Ref – D
Alon Ref Mtr1	1467004001	06/01/10	06/06/10	0.200	31.8	19,808.19	19,768.57	39.62	39.54
Alon Ref Mtr2	1467004002	06/01/10	06/06/10	0.200	31.8	19,910.72	19,870,90	39.82	39.74
Alon Ref Mtr3	1467004003	06/01/10	06/06/10	0.200	31.8	20,397.32	20,356.53	40.79	40.71
Alon Ref Mtr1	1467004004	06/09/10	06/10/10	0.200	31.9	13,169.61	13,143.27	26.34	26.29
Alon Ref Mtr2	1467004005	06/09/10	06/10/10	0.200	31.9	13.287,28	13,260.71	26.57	26.52
Alon Ref Mtr3	1467004006	06/09/10	06/10/10	0.200	31.9	13,609.59	13,582,37	27.22	27.16
Alon Ref Mtr1	1467004007	06/11/10	06/14/10	0.200	31.7	15,650.25	15,618.95	31.20	31.24
Alon Ref Mtr2	1467004008	06/11/10	06/14/10	0.200	31.7	15,761.51	15,729.99	31.52	31.46
Alon Ref Mtr3	1467004009	06/11/10	06/14/10	0.200	31.7	16,107.87	16,075.65	32.22	32.15
Alon Ref Mtr1	1467004010	06/15/10	06/18/10	0.150	32.0	15.535.15	15,511.85	31.07	31.02
Alon Ref Mtr2	1467004011	06/15/10	06/18/10	0.150	32.0	15,604.90	15,581.49	31.21	31.16
Alon Ref Mtr3	1467004012	06/15/10	06/18/10	0.150	32.0	15,990.15	15,966.16	31.98	31.93
Alon Ref Mtr1	1467004013	06/19/10	06/24/10	0.150	32.0	23,702.37	23,566.82	47.40	47.33
Alon Ref Mtr2	1467004014	06/19/10	06/24/10	0.150	32.0	23.798.77	23,763.07	47.60	47.53
Alon Ref Mtr3	1467004015	06/19/10	06/24/10	0.150	32.0	24,411.44	24,374.83	48.82	48.75
Alon Ref Mtr1	1467004016	06/25/10	06/30/10	0.150	31.9	23,380.33	23,345.26	46.76	46.69
Alon Ref Mtr2	1467004017	06/25/10	06/30/10	0.150	31.9	23,505.55	23,470.29	47.01	46.94
Alon Ref Mtr3	1467004018	06/25/10	06/30/10	0.150	31.9	24,089.42	24,053.29	48.18	48.11
Total for Mesa Big Spring Jct/Alon Ref - D						337,720.42	337,140.00	675.43	674.27
Total for Mesa Big Spring Jctt						337,720.42	337,140.00	675.43	674.27
Total for Grade: West Texas Sour-West Texas Sour						337,720.42	337,140.00	675.43	674.27
Total for Transportation Cycle 06/10-01:						337,720.42	337,140.00	675.43	674.27

Print Date: 7/13/2010 11:19:41    Packet: Page 4 of 7

Schedule H-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PLAINS PIPELINE, L.P	Shipper Activity Summary Page 1 of 1	Contact: Phone: Fax: Email: Business Cycle: 06/10-01 Invoice Date: 07/13/2010

System Grade	Inventory Location	NSV Beginning Inventory	NSV Receipts	NSV Adjustments	NSV Loss Allow.	NSV Delivery Volume	NSV Ending Inventory	NSV Required Inventory	NSV Over/(Under) Inventory Minimum Balance
Mesa Pipeline (Plains Pipeline, L.P.) 06/10-01 Transportation Cycle
SSC	Mesa Midland Station	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total for: Semi Sweet Grde (SSC)		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WTS		0.00	0.00	342,591.57	674.27	337,140.00	4,777.30	0.00	4,777.30
Total for: West Texas Sour (WTS)		0.00	0.00	342,591.57	674.27	337,140.00	4,777.30	0.00	4,777.30
Total for: Mesa Pipeline 06/10-01 Transportation Cycle		0.00	0.00	342,591.57	674.27	337,140.00	4,777.30	0.00	4,777.30
Total for: Aon USA		0.00	0.00	342,591.57	674.27	337,140.00	4,777.30	0.00	4,777.30

Legend:	NSV:	Net Standard Volume
	Location:	Delivery point for Receipt-based Tariffs: Receipt point for Delivery-based Tariffs.
	Adjustments:	Inventory Transfers, High Gravity Deductions, Tebrands and Loss Gain Distributions

Print Date: 7/13/2010 11:19:41    Packet: Page 6 of 7

Schedule H-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PLAINS PIPELINE, L.P	Shipper Activity Summary Page 1 of 1	Contact: Phone: Fax: Email: Business Cycle: 06/10-01 Invoice Date: 07/13/2010

Requesting Shipper	From Shipper	System Grade	Volume	To Shipper	System Grade
Mesa Pipeline (Plains Plpeline, L.P.) 05/10-01 Transportation Cycle
Mesa Midland Station
Alon USA	Alon USA (Plains PL)	West Texas Sou	(497,408.430)	Alon USA (Sonoco PL)	West Texas Sou
Total for: Alon uSA / West Texas Sour			(497,408.430)

Chevron Products Company	Chevron Products Company	West Texas Sou	107,790.00	Alon USA (Sonoco PL)	West Texas Sou
Chevron Products Company	Chevron Products Company	West Texas Sou	16,500.00	Alon USA (Sonoco PL)	West Texas Sou
Chevron Products Company	Chevron Products Company	West Texas Sou	320,910.00	Alon USA (Sonoco PL)	West Texas Sou
Chevron Products Company	Chevron Products Company	West Texas Sou	64,800.00	Alon USA (Sonoco PL)	West Texas Sou
Total for: Chevron Products Company			510,000.00
Plains Marketing L.P.	Plains Marketing L.P.	West Texas Sou	240,000.00	Alon USA (Plains PL)	West Texas Sou
Total for: Plains Marketing L.P. / West Texas Sour			240,000.00
Tidal Energy Marketing (U.S.) L.L.C.	Tidal Energy Marketing (U.S.) L.L.C.		90,000.00	Alon USA (Plains PL)	West Texas Sou
Total for: Tidal Energy Marketing (U.S.) L.L.C/West Texas Sour			90,000.00
Net total for: Mesa Midland Station			342,591.57
Net total for: Mesa Pipeline (Plains Pipeline, L.P.) 06/10-01 Transportation Cycle			342,591.57
Net Total for: Alon USA			342,591.57

Schedule H-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Print Date: 7/13/2010 11:19:41    Packet: Page 6 of 7

Schedule H-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PLAINS PIPELINE, L.P	Nominations vs. Actual Tickets Page 1 of 1	Alon USA Business Cycle: 06/10-01
System: Mesa Pipeline (Plains Pipeline, L.P.)

			Nominations					Actual Tickets
Trans Cycle	Receipt Location/Connection Point Delivery Location/ Connection Point	Trans Type	Supplier Consignee	Balance Account	Receipt Grade Delivery Grade	Monthly Volume BPD	Receipt Volume Delivery Volume	Rec Vol BPD Del Vol BPD	Weighted Avg SW Percent	Weighted Avg API Gratuity
06/10-01	Mesa Midland Station	INV	Alon USA	Exact	Wild Texas Sour	337,140.00	337,140.00	11,238	0.0000	0.000
	Mesa Midland Station	CT	Alon USA	Exact	Wild Texas Sour	11.238	337,140.00	11,238	0.1719	31.8893

Legend:	Ct = Custody Transfer:	LT = Line Transfer	INV = Inventory

Schedule H-9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Print Date: 7/13/2010 11:19:41    Packet: Page 7 of 7

Schedule H-10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE I
Ending Inventory Targets
(Volume in excess of Baseline Volume)
(in barrels)

		May 31, 2012	June 30, 2012	July 31, 2012
Crude	Total	0	0	0
Gasoline	Total	0	0	0
Jet Fuel	Total	0	0	0
Diesel	Total	0	0	0
Catfeed	Total	0	0	0
Slop/Transmix	Total	0	0	0
Asphalt	Total	0	0	0
Propane/LPG	Total	0	0	0
Total		0	0	0

Schedule I-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule J
Scheduling and Communications Protocol
CRUDE OIL AND FEEDSTOCKS

Trade Execution Protocol:
To the extent Alon requests that J. Aron consider purchasing Crude Oil outside the Existing Procurement Contracts, the following steps need to be followed as soon as trade details are available:
1)Company to provide to J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)
2)J. Aron to confirm to Company via e-mail if it agrees with all economics & terms.
3)If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.
4)All trade execution communications should be sent to J. Aron at:
(***)
Scheduling Protocol:
J. Aron & Company (“Aron”) shall:

1)
Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to Company all J. Aron obligations of the [Amended and Restated Supply and Offtake Agreement]. All scheduling communications to J. Aron should be sent to:

(***)

3)	Upon receipt from Company, nominate the Company’s crude oil Procurement Contracts with Third Party Suppliers, pipelines and facilities.

4)	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to/from Company, Third Party Suppliers and/or pipeline/facility operators prior to and within the Delivery Month.

Company shall:

1)
Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to J. Aron all Company’s obligations of the Amended and Restated Supply and Offtake Agreement. All scheduling communications to Company should be sent to: (***)

3)	Provide Aron with scheduling instructions for each crude oil Procurement Contract with Third Party Suppliers, pipelines and facilities

4)	Promptly communicate to Aron any nomination grade and/or quantity changes relating to any Third Party Suppliers, pipelines and facilities prior to and within the Delivery Month.
PRODUCTS

Trade Execution Protocol for Included Transactions:
1) Company to provide J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q)

2)	J. Aron to confirm via e-mail acceptance of all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:
(***)

Excluded Transactions Protocol:

1)	Upon entering into an Excluded Transaction, J. Aron will provide to Company, via email, a trade sheet(s), in the form of the Excluded Transaction Trade Sheet (Schedule T).
Scheduling Protocol:

Company shall:

1)
Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Aron all Company obligations of the [Supply and Offtake Agreement]. All scheduling communications to Company should be sent to: (***)

2)	Accept and confirm and when applicable, provide origins, for all Refined Product nominations to Aron in accordance with standard industry practice.

3)	Promptly communicate Company’s acceptance of any changes or modifications to Aron’s nominations.

4)	Company shall accept and confirm and when applicable, provide origins, for all Product nominations to J. Aron in accordance with standard industry practice.

5)	Company shall promptly communicate their acceptance to any changes or modifications to J. Aron’s nominations.

Schedule J-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule K
Gasoline:
Set forth below are the Magellan Pipeline product designations of various grades of gasoline:
V/V8: CBOB Unleaded Gasoline Blendsock (For Ethanol Blending)
Winter: 15 # RVP
Spring: Transition down (13.5 to 11.5 to 8.5)
Summer: 9 # RVP
Fall: Transition up (10 to 11.5 to 13.5)

For all V grade sold in an Excluded Transaction, the per barrel Adjustment for such gasoline shall equal to the product of:

[(a)-(b)]

Where:

a)
The arithmetic average of the daily Mid quotation appearing in "Platt’s Oilgram Price Report” in the section “Product Price Assessments”, subsection “Group Three”, for Sub-octane for each trading day during the relevant delivery month. ("Platt’s Oilgram Price Report” Sub-octane Code AAXIX00 is also published in “Platt’s US Marketscan” under Sub-octane Code AAXIX00)

b)	The Long Product FIFO Price for gasoline for such delivery month.

For all V8 grade sold in the Excluded Transaction, the per barrel Adjustment for such gasoline shall equal to the product of:

[(a)-(b)+(c)]

Where:

a)
The arithmetic average of the daily Mid quotation appearing in "Platt’s Oilgram Price Report” in the section “Product Price Assessments” subsection “Group Three”, for the Sub-octane for each trading day during the relevant delivery month. ("Platt’s Oilgram Price Report” Sub-octane Code AAXIX00 is also published in “Platt’s US Marketscan” under Sub-octane Code AAXIX00)

b)	The Long Product FIFO Price for gasoline for such delivery month.

c)	The agreed upon trade differential between V and V8.

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

Diesel:
Ultra Low Sulfur Diesel Fuel
For all ULSD sold in an Excluded Transaction, the per barrel Adjustment for such diesel shall equal to the product of:

[(a)-(b)+(c)]

Where:

a)
The arithmetic average of the daily Mid quotation appearing in "Platt’s Oilgram Price Report” in the section “Product Price Assessments”, subsection “Group Three”, for ULSD for each trading day during the relevant delivery month. ("Platt’s Oilgram Price Report” ULSD Code AATHB00 is also published in “Platt’s US Marketscan” under ULSD Code AATHB00.)

b)	The Long Product FIFO Price for Diesel for such delivery month.

c)	Magellan Diesel Handling charge*

*Magellan charges a Diesel Handling charge (currently (***) per barrel) that will apply only to shipments of diesel products. It is to recover prudently incurred costs necessary for the carrier to facilitate the handling of both high and low sulfur diesel products.

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

Schedule K-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

SCHEDULE L
Monthly Working Capital Adjustment

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:
1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.
2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus the greater of (i) (***) and (ii) (***). In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the Monthly True-up Amount.

As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of 11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Schedule M
Notices

If to the Company, to:
Alon USA LP 12700 Park Central Drive, Suite 1600 Dallas, TX 75251 972-367-4000 (Main number)
General Notices:
(***)	Legal: (***)
(***)	Treasury: (***)
Trading and Scheduling:
(***)	Products Trading / Orla to El Paso Scheduler: (***)
Crude / Magellan Scheduler: (***)	Refinery Scheduler: (***)
(***)	(***)
Contract Administrator / Scheduler Magellan Central: (***)

Payable and Billing:
(***)	Products Accounting (Big Spring): (***)
Crude Accounting (Big Spring): (***) Refinery & Crude Supervisor: (***)	Products Accounting Supervisor (outside Big Spring): (***)
Yield Accounting Manager: (***)	Yield Accountant: (***)
Refinery and Terminals:
Logistics: (***)
If to Aron, to:
Trading and Sales: (***)	(***)
(***)	(***)

Scheduling:
Primary:	Alternate:
(***)	(***)
Outgoing Confirmations:
Primary:	Alternate:
(***)	(***)
Invoicing/Statements/Payments:
Primary:	Alternate:
(***)	(***)

General Notices:
(***)

Schedule M-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Schedule N
FIFO Balance Final Settlements
The “FIFO Balance Final Settlement” shall be determined as follows:
1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.
2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value” shall equal:
(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)
3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude Value” shall equal:
(Step-Out Price x Long Crude FIFO Position) – (Long Crude FIFO Value)
4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product Value” shall equal:
(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)
5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product Value” shall equal:
(Step-Out Price x Long Product FIFO Position) – (Long Product FIFO Value)
6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.
7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule O

Overall Gasoline Inventory	x-6	6/8	I6

Date	Production	Big Spring	Abilene	Wichita Falls	El Paso	Conoco	Duncan (D)	Leaving Orla	Recv. El Paso	Total Sales	Adjusted	Blendstock	System Inventory	Other Gasolines	Total Aron Gasoline

59,600 Crude avg
2/1/11	28,200	3,480	-	-	16,681		0	0	8,157	3,480	(97)	68,400	384,975	140,000	524,975
2/2/11	25,200	5,235	-	2,403	1,224		0	9,903	0	17,541	(311)	59,900	392,945	140,000	532,945
2/3/11	18,200	8,264	-	1,700	4,244		0	4,159	31,399	14,123	(671)	59,900	397,693	140,000	537,693
2/4/11	18,200	8,988	5,525	3,114	4,235		0	0	0	17,627	(661)	59,900	398,927	140,000	538,927
2/5/11	18,200	9,280	5,525	3,114	4,238		0	0	0	17,920	(716)	59,900	399,923	140,000	539,923
2/6/11	22,000	6,709	5,525	3,115	5,139		24,404	0	0	39,753	(512)	79,300	382,682	140,000	522,682
2/7/11	24,100	8,797	8,094	4,024	3,429		0	0	0	20,915	(678)	70,000	386,545	140,000	526,545
2/8/11	26,500	13,654	8,360	2,547	24,122		13,118	0	0	37,679	(849)	70,000	376,215	140,000	516,215
2/9/11	29,000	10,685	3,253	1,854	3,160		11,358	14,933	0	42,083	(719)	75,700	363,850	140,000	503,850
2/10/11	29,400	10,718	4,153	2,192	1,713		0	16,781	0	33,844	(782)	75,701	360,189	140,000	500,189
2/11/11	26,400	9,773	4,861	2,163	2,221		0	7,454	0	24,252	(654)	75,701	362,991	140,000	502,991
2/12/11	26,900	10,163	4,861	2,163	1,482		0	17,132	13,815	34,319	(633)	75,701	356,204	140,000	496,204
2/13/11	26,900	6,039	4,861	2,163	3,771	13,860	0	0	0	26,923	(553)	87,000	356,735	140,000	496,735
2/14/11	28,500	10,209	4,542	2,360	2,829	1,140	0	0	0	18,251	(713)	75,200	367,696	140,000	507,696
2/15/11	29,500	10,263	4,563	2,925	11,468		0	0	0	17,751	(797)	75,200	380,242	140,000	520,242
2/16/11	29,500	12,219	5,504	3,339	5,126		0	0	56,270	21,062	(869)	58,900	389,549	140,000	529,549
2/17/11	29,500	12,804	4,714	2,320	5,821		18,340	0	0	38,178	(965)	58,900	381,836	140,000	521,836
2/18/11	29,500	12,032	5,167	2,975	7,200		6,159	0	0	26,333	(865)	58,900	385,868	140,000	525,868
2/19/11	31,200	9,247	5,167	2,975	7,200		0	28,000	0	45,389	(651)	58,900	372,330	140,000	512,330
2/20/11	31,200	7,572	5,167	2,975	4,200	10,000	0	0	0	25,714	(671)	58,900	378,487	140,000	518,487
2/21/11	31,200	10,824	4,765	3,600	4,200		0	0	28,000	19,189	(822)	105,000	391,320	140,000	531,320
2/22/11	31,200	11,516	5,061	4,004	14,783		0	25,000	0	45,581	(705)	100,000	377,644	105,000	482,644
2/23/11	33,500	11,656	5,470	4,479	5,685		0	0	25,000	21,605	(772)	100,000	390,312	105,000	495,312
2/24/11	33,500	10,566	4,378	3,119	4,200	10,000	15,260	31,788	0	75,111	(731)	100,000	362,410	105,000	467,410
2/25/11	33,500	10,300	6,000	3,000	4,200		9,740	0	0	29,040	(750)	100,000	367,620	95,000	462,620
2/26/11	33,500	10,300	6,000	3,000	4,200		0	0	31,788	19,300	(750)	100,000	382,570	93,800	476,370
2/27/11	33,500	10,300	6,000	3,000	5,225		0	28,000	0	47,300	(750)	100,000	369,520	92,600	462,120
2/28/11	33,500	10,300	6,000	3,000	17,271		0	0	0	19,300	(750)	100,000	384,470	91,400	475,870

	791,500	271,893	133,517	77,624	179,266	35,000	98,379	183,150	194,429	799,562	(19,396)		384,470	91,400	475,870
	28,268	9,710	4,768	2,772	6,502	1,250	3,514	6,541	6,944	28,556	(693)

Date	Production	Big Spring	Abilene	Wichita Falls	El Paso	Conoco	Duncan (D)	Leaving Orla	Recv. El Paso	Total Sales	Adjusted	Blendstock	System Inventory	Other Gasolines	Total Aron Gasoline

64,000 Crude avg
3/1/11	31,200	9,500	6,800	3,000	4,200		0	0	28,000	19,300		100,000	396,370	90,200	486,570
3/2/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	408,270	89,000	497,270
3/3/11	31,200	9,500	6,800	3,000	4,200		0	26,000	0	45,300		100,000	394,170	87,800	481,970
3/4/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	406,070	86,600	492,670
3/5/11	31,200	9,500	6,800	3,000	4,200		0	0	26,000	19,300		100,000	417,970	85,400	503,370
3/6/11	31,200	9,500	6,800	3,000	4,200	15,000	0	20,000	0	54,300		100,000	394,870	84,200	479,070
3/7/11	31,200	9,500	6,800	3,000	24,500		0	0	0	19,300		100,000	406,770	83,000	489,770
3/8/11	31,200	9,500	6,800	3,000	4,200		0	0	20,000	19,300		100,000	418,670	81,800	500,470
3/9/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	430,570	80,600	511,170
3/10/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	442,470	79,400	521,870
3/11/11	31,200	9,500	6,800	3,000	4,200		0	20,000	0	39,300		100,000	434,370	78,200	512,570
3/12/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	446,270	77,000	523,270
3/13/11	31,200	9,500	6,800	3,000	4,200	15,000	0	0	20,000	34,300		100,000	443,170	75,800	518,970
3/14/11	31,200	9,500	6,800	3,000	21,110		25,000	0	0	44,300		100,000	430,070	74,600	504,670
3/15/11	31,200	9,500	6,800	3,000	4,200		0	25,000	0	44,300		100,000	416,970	73,400	490,370
3/16/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	428,870	72,200	501,070
3/17/11	31,200	9,500	6,800	3,000	4,200		0	0	25,000	19,300		100,000	440,770	71,000	511,770
3/18/11	31,200	9,500	6,800	3,000	4,200		0	25,000	0	44,300		100,000	427,670	69,800	497,470
3/19/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	439,570	68,600	508,170
3/20/11	31,200	9,500	6,800	3,000	4,200	15,000	0	0	25,000	34,300		100,000	436,470	67,400	503,870
3/21/11	31,200	9,500	6,800	3,000	18,510		0	0	0	19,300		100,000	448,370	66,200	514,570
3/22/11	31,200	9,500	6,800	3,000	4,200		0	20,000	0	39,300		100,000	440,270	65,000	505,270
3/23/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	452,170	63,800	515,970
3/24/11	31,200	9,500	6,800	3,000	4,200		0	0	20,000	19,300		100,000	464,070	62,600	526,670
3/25/11	31,200	9,500	6,800	3,000	4,200		0	25,000	0	44,300		100,000	450,970	61,400	512,370
3/26/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	462,870	60,200	523,070
3/27/11	31,200	9,500	6,800	3,000	4,200	15,000	0	0	25,000	34,300		100,000	459,770	59,000	518,770
3/28/11	31,200	9,500	6,800	3,000	19,810		25,000	0	0	44,300		100,000	446,670	57,800	504,470
3/29/11	31,200	9,500	6,800	3,000	4,200		0	20,000	0	39,300		100,000	438,570	56,600	495,170
3/30/11	31,200	9,500	6,800	3,000	4,200		0	0	0	19,300		100,000	450,470	55,400	505,870
3/31/11	31,200	9,500	6,800	3,000	4,430		0	10,000	20,000	29,300		100,000	452,370	54,200	506,570
	967,200	294,500	210,800	93,000		60,000	50,000	191,000		899,300	-		452,370	54,200	506,570
	31,200	9,500	6,800	3,000		1,935	1,613	6,161		29,010	-			Aron Target	550,000	estimated
														Difference	(43,430)

Diesel Inventory	x-6	6/8
TOTAL

Date	Production	Big Spring	Abilene	Wichita Falls	El Paso	Conoco	NuStar (NS) Duncan (D)	Leaving Orla	Recv. El Paso	Total Sales	Adjusted		System Inventory	Other Diesel	Total Aron Diesel	Jet Prod	Jet Sales	Jet Invty
						75
2/1/11	17,000	4,893	449	‐	3,332		0	9,292	5,006	14,634			158,718	55,000	213,718	2,200	178	61,529
2/2/11	10,000	5,010	1,449	2,087	3,132	10,000	0	0	4,890	18,546			150,172	55,000	205,172	500	360	61,669
2/3/11	1,000	5,833	1,102	568	3,060		0	1,327	14,301	8,830			142,342	55,000	197,342	500	718	61,451
2/4/11	‐	6,465	2,935	1,689	3,251		0	0	0	11,089			131,253	55,000	186,253	‐	365	61,086
2/5/11	5,500	4,255	2,935	1,689	3,332		0	0	0	8,879			127,874	55,000	182,874	‐	‐	61,086
2/6/11	11,200	3,237	2,934	1,689	3,038		0	0	0	7,860			131,214	55,000	186,214	800	‐	61,886
2/7/11	11,600	6,252	4,397	1,689	3,416		0	0	0	12,338			130,477	55,000	185,477	‐	1,808	60,078
2/8/11	15,400	8,957	4,947	4,472	3,404		0	0	0	18,376			127,500	55,000	182,500	1,500	1,807	59,771
2/9/11	12,400	7,554	3,329	1,089	1,896	9,550	0	3,019	0	24,541			115,360	55,000	170,360	1,500	‐	61,271
2/10/11	13,900	7,762	3,203	1,851	2,039	3,043	0	0	0	15,859			113,400	55,000	168,400	1,500	1,879	60,892
2/11/11	15,900	8,053	2,468	1,617	1,982		0	0	0	12,138			117,162	55,000	172,162	2,000	180	62,712
2/12/11	15,900	5,222	2,468	1,617	1,711		0	11,580	1,327	20,887			112,175	55,000	167,175	2,000	355	64,357
2/13/11	16,200	3,408	2,468	1,617	1,886	7,407	0	3,617	0	18,517			109,859	55,000	164,859	2,000	1,811	64,546
2/14/11	11,000	5,587	3,679	2,115	1,943		0	0	2,638	11,381			109,478	55,000	164,478	1,000	1,983	63,563
2/15/11	16,900	7,495	3,399	2,991	2,131		0	0	0	13,885			112,492	55,000	167,492	3,000	2,333	64,231
2/16/11	18,200	8,778	4,840	3,547	2,115		0	0	15,197	17,165			113,528	55,000	168,528	3,000	23,601	43,629
2/17/11	18,200	8,379	3,116	3,529	472	11,188	0	0	0	26,212			105,516	55,000	160,516	3,000	2,531	44,098
2/18/11	18,200	9,024	2,676	1,945	2,000	8,812	0	0	0	22,457			101,259	55,000	156,259	3,000	917	46,181
2/19/11	18,200	4,904	2,676	1,945	2,000		0	0	0	9,525			109,934	55,000	164,934	3,000	353	48,828
2/20/11	18,200	3,218	2,676	1,945	2,000		0	0	0	7,839			120,295	55,000	175,295	3,000	2,328	49,500
2/21/11	18,200	6,815	2,715	1,804	2,000		0	0	0	11,334			127,161	55,000	182,161	3,000	737	51,763
2/22/11	18,200	10,934	4,508	4,176	2,000	17,382	0	0	0	37,000			108,361	55,000	163,361	3,000	3,004	51,758
2/23/11	18,200	6,750	4,370	3,579	2,000	2,618	0	0	0	17,317			109,243	55,000	164,243	3,000	2,146	52,612
2/24/11	18,200	9,856	2,808	4,084	2,000		0	10,000	0	26,748			100,695	55,000	155,695	3,000	2,397	53,216
2/25/11	18,200	8,000	3,500	2,500	2,000		0	0	5,000	14,000			104,895	55,000	159,895	3,000	23,536	32,680
2/26/11	18,200	8,000	3,500	2,500	2,000		0	0	5,000	14,000			109,095	55,000	164,095	3,000	‐	35,680
2/27/11	18,200	8,000	3,500	2,500	2,000		0	5,000	0	19,000			108,295	55,000	163,295	3,000	‐	38,680
2/28/11	18,200	8,000	3,500	2,500	2,000	10,000	0	5,000	0	29,000			97,495	55,000	152,495	3,000	2,536	39,144

	410,500	190,642	86,546	63,334	64,139	80,000	-	48,835	53,359	469,357	-	#	97,495	55,000	152,495	57,500	77,863	39,144
	14,661	6,809	3,091	2,262	2,291	2,857	-	1,744	1,906	16,763	-	#				2,054	2,781
						75

Schedule O-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Date	Production	Big Spring	Abilene	Wichita Falls	El Paso	Conoco	NuStar (NS) Duncan (D)	Leaving Orla	Recv. El Paso	Total Sales	Adjusted		System Inventory	Other Diesel	Total Aron Diesel	Jet Prod	Jet Sales	Jet Invty

3/1/11	18,200	8,000	3,000	2,500	1,000	5,000	0	0		18,500			97,195	44,000	141,195	3,300	2,536	39,908
3/2/11	18,200	8,000	3,000	2,500	2,000		0	0	5,000	13,500			101,895	44,000	145,895	3,300	2,536	40,672
3/3/11	18,200	8,000	3,000	2,500	2,000		0	10,000	5,000	23,500			96,595	44,000	140,595	3,300	2,536	41,436
3/4/11	18,200	8,000	3,000	2,500	2,000	0	0	0	0	13,500			101,295	44,000	146,295	3,300	2,536	42,200
3/5/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			105,695	44,000	149,995	3,300	—	45,500
3/6/11	18,200	8,000	3,000	2,500	2,000		0	3,000	10,000	16,500			107,695	44,000	151,695	3,300	—	48,800
3/7/11	18,200	8,000	3,000	2,500	2,000		0	3,000	0	16,500			109,395	44,000	153,395	3,300	23,536	28,564
3/8/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			114,095	44,000	158,095	3,300	2,536	29,328
3/9/11	18,200	8,000	3,000	2,500	2,000		0	0	3,000	13,500			118,795	44,000	162,795	3,300	2,536	30,092
3/10/11	18,200	8,000	3,000	2,500	2,000		0	5,000	3,000	18,500			118,495	44,000	162,495	3,300	2,536	30,856
3/11/11	18,200	8,000	3,000	2,500	2,000	15,000	0	5,000	0	33,500			103,195	44,000	147,195	3,300	2,536	31,620
3/12/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			107,895	44,000	151,895	3,300	—	34,920
3/13/11	18,200	8,000	3,000	2,500	2,000		0	0	3,000	13,500			112,595	44,000	156,595	3,300	—	38,220
3/14/11	18,200	8,000	3,000	2,500	2,000		0	3,000	3,000	16,500			114,295	44,000	158,295	3,300	2,536	38,984
3/15/11	18,200	8,000	3,000	2,500	2,000		0	3,000	0	16,500			115,995	44,000	159,995	3,300	2,536	39,748
3/16/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			120,695	44,000	164,695	3,300	2,536	40,512
3/17/11	18,200	8,000	3,000	2,500	2,000		0	0	6,000	13,500			125,395	44,000	169,395	3,300	2,536	41,276
3/18/11	18,200	8,000	3,000	2,500	2,000	15,000	0	5,000	0	33,500			110,095	44,000	154,095	3,300	2,536	42,040
3/19/11	18,200	8,000	3,000	2,500	2,000		0	5,000	0	18,500			109,795	44,000	153,795	3,300	—	45,340
3/20/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			114,495	44,000	158,495	3,300	—	48,640
3/21/11	18,200	8,000	3,000	2,500	2,000		0	0	5,000	13,500			119,195	44,000	163,195	3,300	2,536	49,404
3/22/11	18,200	8,000	3,000	2,500	2,000		0	3,000	5,000	16,500			120,895	44,000	164,895	3,300	2,536	50,168
3/23/11	18,200	8,000	3,000	2,500	2,000		0	3,000	0	16,500			122,595	44,000	166,595	3,300	2,536	50,932
3/24/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			127,295	44,000	171,295	3,300	2,536	51,696
3/25/11	18,200	8,000	3,000	2,500	2,000	15,000	0	0	3,000	28,500			116,695	44,000	160,995	3,300	2,536	52,460
3/26/11	18,200	8,000	3,000	2,500	2,000		0	5,000	3,000	18,500			116,395	44,000	160,695	3,300	—	55,760
3/27/11	18,200	8,000	3,000	2,500	2,000		0	5,000	0	18,500			116,395	44,000	160,395	3,300	—	59,060
3/28/11	18,200	8,000	3,000	2,500	2,000		0	0	0	13,500			121,795	44,000	165,095	3,300	23,536	38,824
3/29/11	18,200	8,000	3,000	2,500	2,000		0	0	5,000	13,500			125,095	44,000	169,795	3,300	2,536	39,588
3/30/11	18,200	8,000	3,000	2,500	2,000		0	3,000	5,000	13,500			127,795	44,000	171,495	3,300	2,536	40,352
3/31/11	18,200	8,000	3,000	2,500	2,000		0	3,000	0	16,500			129,195	44,000	173,195	3,300	2,536	41,116
	564,200	248,000	93,000	77,500	61,000	50,000		64,000	64,000	532,500	—	#	121,095	44,000	165,095	102,300	100,328	38,821
	18,200	8,000	3,000	2,500	1,968	1,613		2,065	2,065	17,177	—	#				3,300	3,236

Schedule O-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EL PASO

UNLEAD – 86 / 84.5	PREMIUM	DIESEL

Date	Info. ELP	Sales	Exchange	Bulk	Invty	Info. ELP	Sales	Exchange	Bulk	Invty	Info. ELP	Sales	Exchange	Bulk	Invty
TotalDEC	211,593	141,438	56,569	13,995	27,543	17,292	7,110	4,969	0	5,321	85,863	72,888	4,853	7,408	15,937
bpdDEC	6,826	4,563	1,825	451	0	558	229	160	0	0	2,770	2,351	157	239
2/1/11	8,157	4,103	11,580	0	(9,065)	0	237	761	0	(93)	5,006	3,332	1,021	0	11,365
2/2/11	0	1,130	0	0	(10,195)	0	94	0	0	(187)	4,890	3,132	0	0	13,123
2/3/11	22,454	4,000	0	0	8,259	8,945	244	0	0	8,514	14,301	3,060	0	0	24,364
2/4/11	0	4,060	0	0	4,198	0	175	0	0	8,339	0	3,251	0	0	21,113
2/5/11	0	3,962	0	0	236	0	276	0	0	8,064	0	3,332	0	0	17,781
2/6/11	0	4,917	0	0	(4,681)	0	222	0	0	7,842	0	3,038	0	0	14,743
2/7/11	0	3,201	0	0	(7,882)	0	228	0	0	7,613	0	3,416	0	0	11,327
2/8/11	0	2,083	20,633	0	(30,598)	0	137	1,270	0	6,206	0	3,404	1,469	0	6,455
2/9/11	0	1,773	1,023	0	(33,394)	0	137	228	0	5,842	0	1,896	295	0	4,264
2/10/11	0	1,630	0	0	(35,024)	0	83	0	0	5,759	0	2,039	0	0	2,224
2/11/11	0	2,030	0	0	(37,054)	0	190	0	0	5,569	0	1,982	0	0	242
2/12/11	13,815	1,399	0	0	(24,638)	0	83	0	0	5,486	1,327	1,711	0	0	(142)
2/13/11	0	3,565	0	0	(28,203)	0	205	0	0	5,281	0	1,886	0	0	(2,028)
2/14/11	0	2,587	0	0	(30,790)	0	241	0	0	5,040	2,638	1,943	0	0	(1,333)
2/15/11	0	4,180	7,000	0	(41,971)	0	288	0	0	4,752	0	2,131	0	0	(3,464)
2/16/11	56,270	3,940	1,023	0	9,336	0	163	0	0	4,589	15,197	2,115	0	0	9,618
2/17/11	0	5,432	0	0	3,904	0	389	0	0	4,200	0	472	0	0	9,147
2/18/11	0	7,000	0	0	(3,096)	0	200	0	0	4,000	0	2,000	0	0	7,147
2/19/11	0	7,000	0	0	(10,096)	0	200	0	0	3,800	0	2,000	0	0	5,147
2/20/11	0	4,000	0	0	(14,096)	0	200	0	0	3,600	0	2,000	0	0	3,147
2/21/11	28,000	4,000	0	0	9,904	0	200	0	0	3,400	0	2,000	0	0	1,147
2/22/11	0	4,000	9,156	0	(3,252)	0	200	1,426	0	1,774	0	2,000	2,062	0	(2,915)
2/23/11	25,000	4,000	1,023	0	16,725	0	200	462	0	1,574	0	2,000	1,092	0	(4,915)
2/24/11	0	4,000	0	0	12,725	0	200	0	0	1,374	0	2,000	0	0	(6,915)
2/25/11	0	4,000	0	0	8,725	0	200	0	0	1,174	5,000	2,000	0	0	(3,915)
2/26/11	28,000	4,000	0	0	32,725	3,788	200	0	0	4,762	5,000	2,000	0	0	(915)
2/27/11	0	4,000	1,025	0	27,700	0	200	0	0	4,562	0	2,000	0	0	(2,915)
2/28/11	0	4,000	12,363	0	11,337	0	200	708	0	3,654	0	2,000	1,339	0	(6,255)
3/1/11	0	0	0	0	11,337	0	0	0	0	3,654	0	0	0	0	(6,255)
3/2/11	0	0	0	0	11,337	0	0	0	0	3,654	0	0	0	0	(6,255)
3/3/11	0	0	0	0	11,337	0	0	0	0	3,654	0	0	0	0	(6,255)
Total FEB	181,696	103,994	64,827	0	11,337	12,733	5,591	4,393	0	3,654	53,359	64,139	6,186	0	(6,255)

Schedule O-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Date	Info. ELP	Sales	Exchange	Bulk	Invty	Info. ELP	Sales	Exchange	Bulk	Invty	Info. ELP	Sales	Exchange	Bulk	Invty
Bpd-FEB	5,861	3,355	2,091	0	0	411	180	142	0	0	1,721	2,069	200	0
3/1/11	28,000	4,000	0	0	35,337	0	200	0	0	3,454	5,000	2,000	0	0	(3,255)
3/2/11	0	4,000	0	0	31,337	0	200	0	0	3,254	5,000	2,000	0	0	(255)
3/3/11	0	4,000	0	0	27,337	0	200	0	0	3,054	0	2,000	0	0	(2,255)
3/4/11	0	4,000	0	0	23,337	0	200	0	0	2,854	0	2,000	0	0	(4,255)
3/5/11	26,000	4,000	0	0	45,337	0	200	0	0	2,654	10,000	2,000	0	0	3,745
3/6/11	0	4,000	0	0	41,337	0	200	0	0	2,454	0	2,000	0	0	1,745
3/7/11	0	4,000	19,000	0	18,337	0	200	1,300	0	954	0	2,000	2,200	0	(2,455)
3/8/11	20,000	4,000	0	0	34,337	0	200	0	0	754	3,000	2,000	0	0	(1,455)
3/9/11	0	4,000	0	0	30,337	0	200	0	0	554	3,000	2,000	0	0	(455)
3/10/11	0	4,000	0	0	26,337	0	200	0	0	354	0	2,000	0	0	(2,455)
3/11/11	0	4,000	0	0	22,337	0	200	0	0	154	0	2,000	0	0	(4,455)
3/12/11	0	4,000	0	0	18,337	0	200	0	0	(46)	5,000	2,000	0	0	(1,455)
3/13/11	20,000	4,000	0	0	34,337	0	200	0	0	(246)	5,000	2,000	0	0	1,545
3/14/11	0	4,000	14,700	0	15,637	0	200	2,210	0	(2,656)	0	2,000	1,540	0	(1,995)
3/15/11	0	4,000	0	0	11,637	0	200	0	0	(2,856)	0	2,000	0	0	(3,995)
3/16/11	0	4,000	0	0	7,637	0	200	0	0	(3,056)	3,000	2,000	0	0	(2,995)
3/17/11	25,000	4,000	0	0	28,637	0	200	0	0	(3,256)	3,000	2,000	0	0	(1,995)
3/18/11	0	4,000	0	0	24,637	0	200	0	0	(3,456)	0	2,000	0	0	(3,995)
3/19/11	0	4,000	0	0	20,637	0	200	0	0	(3,656)	0	2,000	0	0	(5,995)
3/20/11	25,000	4,000	0	0	41,637	0	200	0	0	(3,856)	5,000	2,000	0	0	(2,995)
3/21/11	0	4,000	14,700	0	22,937	0	200	390)	0	(3,666)	5,000	2,000	1,540	0	(1,535)
3/22/11	0	4,000	0	0	18,937	0	200	0	0	(3,866)	0	2,000	0	0	(3,535)
3/23/11	0	4,000	0	0	14,937	0	200	0	0	(4,066)	0	2,000	0	0	(5,535)
3/24/11	20,000	4,000	0	0	30,937	0	200	0	0	(4,266)	3,000	2,000	0	0	(4,535)
3/25/11	0	4,000	0	0	26,937	0	200	0	0	(4,466)	3,000	2,000	0	0	(3,535)
3/26/11	0	4,000	0	0	22,937	0	200	0	0	(4,666)	0	2,000	0	0	(5,535)
3/27/11	25,000	4,000	0	0	43,937	0	200	0	0	(4,866)	0	2,000	0	0	(7,535)
3/28/11	0	4,000	14,700	0	25,237	0	200	910	0	(5,976)	5,000	2,000	1,540	0	(6,075)
3/29/11	0	4,000	0	0	21,237	0	200	0	0	(6,176)	5,000	2,000	0	0	(3,075)
3/30/11	0	4,000	0	0	17,237	0	200	0	0	(6,376)	0	2,000	0	0	(5,075)
3/31/11	20,000	4,000	100	0	33,137	0	200	130	0	(6,706)	0	2,000	220	0	(7,295)
Total‐MAR	209,000	124,000	63,200	0	33,137	0	6,200	4,160	0		68,000	62,000	7,040	0	(7,265)
bpd‐MAR	6,742	4,000	2,039	0	0	0	200	134	0	0	2,194	2,000	227	0

Schedule O-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Duncan Runout

UNLEAD                                            DIESEL

	Duncan Receipts		Magellan Deliveries	Shipment ID	Tank 2	Tank 3	Tank 4	Tank Total	Inventory Total	Duncan Receipts	Magellan Deliveries	Shipment ID	TMX Tank 1	Tank 5	Tank 6	Tank Total	Inventory Total
1/31/2011	‐		‐		27,075	2,276	2,649	32,000	32,000		‐		‐	2,541	2,482	5,023	5,023
2/1/2011	‐		‐		27,084	2,273	2,615	31,972	32,000	‐	‐		‐	2,541	2,482	5,023	5,023
2/2/2011	‐		‐		27,084	2,273	2,615	31,972	32,000	‐	‐		‐	2,541	2,482	5,023	5,023
2/3/2011	‐		‐		27,084	2,273	2,615	31,972	32,000	‐	‐		‐	2,541	2,482	5,023	5,023
2/4/2011	‐		‐		27,084	2,273	2,615	31,972	32,000	‐	‐		‐	2,541	2,482	5,023	5,023
2/5/2011	34,958		24,404		27,084	2,273	2,615	31,972	32,000	‐	‐		‐	2,541	2,482	5,023	5,023
2/6/2011	10,182		‐		2,539	27,021	12,852	42,412	42,554	‐	‐		‐	2,541	2,482	5,023	5,023
2/7/2011	4,014		13,118		2,539	27,021	23,033	52,593	52,736	‐	‐		‐	2,541	2,482	5,023	5,023
2/8/2011	‐		11,358		2,539	13,903	27,124	43,566	43,632	‐	‐		‐	2,541	2,482	5,023	5,023
2/9/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/10/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/11/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/12/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/13/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/14/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/15/2011	‐		‐		2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/16/2011	‐		18,340	5200638	2,539	2,528	27,124	32,191	32,274	‐	‐		‐	2,541	2,482	5,023	5,023
2/17/2011	‐		6,159		2,539	2,528	8,784	13,851	13,934	‐	‐		‐	2,541	2,482	5,023	5,023
2/18/2011	‐		‐		2,539	2,528	8,784	13,851	7,775	‐	‐		‐	2,541	2,482	5,023	5,023
2/19/2011	24,506	UL-08WC	‐		2,539	2,528	8,784	13,851	7,775	‐	‐		‐	2,541	2,482	5,023	5,023
2/20/2011	‐		‐		27,044	2,528	2,579	32,151	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/21/2011	‐		‐		27,104	2,528	2,579	32,211	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/22/2011	‐		‐		27,104	2,528	2,579	32,211	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/23/2011	‐		15,260		27,104	2,528	2,579	32,211	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/24/2011	‐		9,740	5200643	11,843	2,528	2,579	16,950	17,021	‐	‐		‐	2,541	2,482	5,023	5,023
2/25/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/26/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/27/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
2/28/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
	73,660		98,379		11,843	2,528	2,579	16,950	7,281					2,541	2,482	5,023	5,023

Schedule O-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	Duncan Receipts		Magellan Deliveries	Shipment ID	Tank 2	Tank 3	Tank 4	Tank Total	Inventory Total	Duncan Receipts	Magellan Deliveries	Shipment ID	TMX Tank 1	Tank 5	Tank 6	Tank Total	Inventory Total
3/1/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/2/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/3/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/4/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/5/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/6/2011	25,000	UL‐09WCD	‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/7/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/8/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/9/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/10/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/11/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/12/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/13/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/14/2011	‐		25,000		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/15/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/16/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/17/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/18/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/19/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/20/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/21/2011	25,000		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/22/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/23/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/24/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/25/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/26/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/27/2011	‐		‐		11,843	2,528	2,579	16,950	32,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/28/2011	‐		25,000		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/29/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/30/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
3/31/2011	‐		‐		11,843	2,528	2,579	16,950	7,281	‐	‐		‐	2,541	2,482	5,023	5,023
	50,000		50,000		11,843	2,528	5,279	16,950	7,281	-	-		-	2,541	2,482	5,023	5,023

Schedule O-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule P

Pricing Group	Inventory Report Item	Grade
Asphalt	#6 FUEL OIL BLEND	3% Fuel Oil
Asphalt	64-16	64-16
Asphalt	64-16 (Out of Service)	64-16
Asphalt	64-22	64-22
Asphalt	64-22 NEAT	64-22
Asphalt	64-28	64-28
Asphalt	AC-10	AC-10
Asphalt	AC10-2TR	AC10-2TR
Asphalt	AC20-5TR	AC20-5TR
Asphalt	AC-20XP	AC-20XP
Asphalt	AC-3	AC-3
Asphalt	Asph - HMCL Primer	Asph - HMCL Primer
Asphalt	Asph - PAC30	Asph - PAC30
Asphalt	Asph AC12-5TR	Asph AC12-5TR
Asphalt	Asph AC-5 W/LATEX 2%	Asph AC-5 W/LATEX 2%
Asphalt	Asph MC2400 w/Latex	Asph MC2400 w/Latex
Asphalt	Asph TR Concentrate	Asph TR Concentrate
Asphalt	Asph TR Hardpen	Asph TR Hardpen
Asphalt	ASPHALT	Asphalt
Asphalt	Asphalt	Asphalt
Asphalt	Asphalt - AC-10	AC-10
Asphalt	Asphalt - AC-20	AC-20
Asphalt	Asphalt - AC-5	AC-5
Asphalt	Asphalt - RC-250	RC-250
Asphalt	Asphalt - RC-250a	RC-250a
Asphalt	Asphalt MC-30	MC-30
Asphalt	Asphalt-AC-10-2TR	AC-10-2TR
Asphalt	Asph-PG-64-22	PG-64-22
Asphalt	Asph-PG-64-22-S	PG-64-22
Asphalt	Asph-PG-64-28	PG-64-28
Asphalt	Asph-PG-64-28-S	PG-64-28
Asphalt	Asph-PG-70-22	PG-70-22
Asphalt	Asph-PG-70-22-S	PG-70-22
Asphalt	Asph-TR Concentrate	TR Concentrate
Asphalt	FLUX	Flux
Asphalt	Flux Oil	Flux
Asphalt	GTR POC	GTR
Asphalt	GTR/CON	GTR
Asphalt	MC-30	MC-30
Asphalt	MC-30 (Out of Service) PG 70-22	MC-30 PG-70-22
Asphalt	PG 70-28	PG 70-28
Asphalt	PG 70-28TR	PG 70-28TR
Asphalt	PG 76-22	PG 76-22
Asphalt	PMA POC	PMA POC
Asphalt	PRIMER	Primer
Asphalt	PRIMER(Out of Service)	Primer
Asphalt	RC-250	RC-250
Asphalt	RC-250 (Out of Service)	RC-250
Asphalt	Unfinished Oil Blend	VTB
Asphalt	Vac. Tower Bottoms	VTB
Asphalt	VTB	VTB
Asphalt	VTB (Out of Service)	VTB
Butane	Alky Feed	BB (Butane/Butylene-Olefins
Butane	Butane	Butane
Butane	Isobutane	ISO
Butane	ISOBUTANE	ISO
Butane	OLEFINS	BB (Butane/Butylene)
Catfeed	Cat Feed/Gasoil	VGO
Catfeed	FCCU CHARGE	VGO
CatFeed	Hydrolene	VGO/Flux
Catfeed	HYDROLENE	VGO/Flux
Crude	Crude Oil	Crude
Crude	CRUDE OIL	Crude
Crude	Crude Railcars Received	Crude
Diesel	DIESEL	ULSD
Diesel	Diesel	ULSD
Diesel	DIESEL #2 ULTRA LOW SULFU	ULSD
Diesel	DIESEL RUNDOWN	ULSD
Diesel	DSL	ULSD
Diesel	Dyed LSD #2	ULSD Dyed (additive)
Diesel	GRACE TK - E	Unfinished Diesel
Diesel	GRACE TK - W	Unfinished Diesel
Diesel	LCO (FAS-70)	LCO
Diesel	LIGHT CYCLE OIL	LCO
Diesel	Light Cycle Oil	LCO
Diesel	Low Sulfur Diesel	ULSD
Diesel	ULSD	ULSD
Diesel	Unfin #2 Fuel	Unfinished Diesel
Diesel	Grace-E Unfinished Diesel	Unfinished Diesel
Diesel	Grace-W Unfinished Diesel	Unfinished Diesel
Gasoline	87 NoLead	Unlead 87
Gasoline	87 RBOB	Unlead 87
Gasoline	91 NoLead	Premium 91
Gasoline	Alkylate	Alkylate
Gasoline	Benzene	Benzene
Gasoline	BENZENE PRODUCT	Benzene
Gasoline	CARBOB	Unlead
Gasoline	CAT GASOLINE	Cat Gasoline
Gasoline	Cat Naphtha	Cat Naphtha
Gasoline	CBOB	Unlead
Gasoline	AAS 104	Aromatic Solvent
Gasoline	Gas Blend Stock	Gasoline/LSR/Pentane
Gasoline	GASO CONV 84 OCT SUB ULH	Unlead
Gasoline	GASO CONV 84 OCT SUB UL R	Unlead
Gasoline	GASO CONV 84.5 OCT SUB UL	Unlead
Gasoline	GASO CONV 86 OCT UL 7.0 R	Unlead
Gasoline	GASO CONV 86 OCT UL HRVP	Unlead
Gasoline	GASO CONV 87 OCT UL HRVP	Unlead
Gasoline	GASO CONV 91 OCT PUL 7.0	Premium
Gasoline	GASO CONV 91 OCT PUL HRVP	Premium
Gasoline	Gasoline	Gasoline
Gasoline	Lt Reformate	Light Reformate
Gasoline	Midgrade Unld	Midgrade
Gasoline	Natural Gaso	Natural Gasoline
Gasoline	No Lead	Unlead
Gasoline	P/L ONLY	Unlead
Gasoline	PBOB	Premium
Gasoline	PENTANE	Natural Gasoline/LSR/Pentane
Gasoline	Premium	Premium
Gasoline	PREMIUM	Premium
Gasoline	Premium CBOB	Premium
Gasoline	Premium RBOB	Premium
Gasoline	PRM	Premium
Gasoline	PUL	Premium
Gasoline	PUL-DOCKS&P/L	Premium
Gasoline	Raffinate	Raffinate
Gasoline	RAFFINATE	Raffinate
Gasoline	RBOB	Unlead
Gasoline	Reformate	Reformate
Gasoline	REFORMATE	Reformate
Gasoline	Reformer Feed	Sweet Naphtha
Gasoline	RUL	Unlead
Gasoline	SOUR NAPHTHA	Naphtha
Gasoline	SWEET NAPHTHA	Sweet Naphtha
Gasoline	TOLUENE	Toluene
Gasoline	Toluene (gas blend)	Toluene
Gasoline	Toluene(gas blend)	Toluene
Gasoline	Toluene-non gas	Toluene
Gasoline	UL-84.5	Unlead 84.5
Gasoline	UL-86	Unlead 86
Gasoline	UL-DOCKS&P/L	Unlead
Gasoline	Unld Prem 92	Premium 92
Gasoline	Unlead	Unlead
Gasoline	UNLEAD	Unlead
Gasoline	Unlead 87	Unlead 87
Gasoline	Unleaded 87	Unlead 87
Jet	Cogen Jet A	Jet A
Jet	JET	Jet A
Jet	Jet A	Jet A
Jet	JET FUEL JET A	Jet A
Jet	JET FUEL JP-8	JP-8
Jet	Jet JP8	JP-8
Jet	JP8	JP-8
Jet	KEROSENE	Kerosene
Jet	KEROSENE-BS RACK	Kerosene
Jet	Low Sulfur #1 Dist	Low Sulfur #1 Dist
Propane	Propane	Propane
Slop	Hvy Rerun Slop	Slop
Slop	Mix	Slop
Slop	P/L Slop	Slop
Slop	Ref Slop Oil	Slop
Slop	Remed Slop	Slop
Slop	Transmix	Slop
Slop	TRANSMIX	Slop
Slop	Truck	Slop
Slurry	CARBON BLACK OIL	CBO
Slurry	Carbon Black Oil	CBO
Zero Pen	0-PEN	0-PEN
Zero Pen	O-Pen Ashalt	0-PEN
Zero Pen	Zero Pen	0-PEN
Zero Pen	Zero Pen Asphalt	0-PEN

Schedule P-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule Q
Form of Trade Sheet

TRADE SHEET TEMPLATES

FOR PRODUCTS
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product / Description:	[Gasoline / Conventional Regular Gasoline Blendstock (CBOB) for blending with 10% denatured fuel ethanol]
Grade / Type:	[A#]
Grade Description:	[Meeting pipeline specifications for the relevant grade]
Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms (USD/GAL):
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco Products '86]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

FOR CRUDE STANDARD TRADES
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

FOR CRUDE EXCHANGE
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
PART A
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]
PART B
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Sellers Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

STEP-OUT INVENTORY SALES AGREEMENT
THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of [ ] by and between J. Aron & Company (“Seller”) and Alon Refining Krotz Springs, Inc. (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”). This agreement amends and restates the Step-Out Inventory Sales Agreement dated the Commencement Date between the Parties.
RECITALS
A.Alon USA (as defined below) leases and operates a refinery and related assets located in Big Spring, Texas (the “Refinery”).
B.    The Parties have entered into the Inventory Sales Agreement pursuant to which Seller procured all of Buyer’s then current Crude and Product Inventory in order to meet its obligations under the Alon USA Supply and Offtake Agreement.
C.    At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Transfer Locations (as defined below).
D.    Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.
AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:
SECTION 1: DEFINITIONS
1.1    Definitions. The following terms shall have the following meanings for the purposes of this Agreement:
“Affiliate” has the meaning specified in the Alon USA Supply and Offtake Agreement.
“Alon USA” means Alon USA, LP, a limited partnership that is an Affiliate of Buyer.
“Alon USA Supply and Offtake Agreement” means the Second Amended and Restated Supply and Offtake Agreement by and between Seller and Alon USA, dated as of [ ], 2015, as from time to time amended, modified and/or restated.
“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.
“BS&W” means basic sediment and water.
“Business Day” has the meaning specified in the Alon USA Supply and Offtake Agreement.
“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Commencement Date” has the meaning specified in the Alon USA Supply and Offtake Agreement.
“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule P of the Alon USA Supply and Offtake Agreement that are held in the Transfer Locations as of the Inventory Transfer Time.
“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.
“Deferred Portion” has the meaning specified in the Inventory Sales Agreement between the Parties, dated as of the Commencement Date.
“Estimated Termination Date Value” has the meaning set forth in Section 4.1.
“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.
“Independent Inspection Company” has the meaning specified in the Alon USA Supply and Offtake Agreement.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Termination Date.
“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Pricing Benchmark” has the meaning specified in the Alon USA Supply and Offtake Agreement.
“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.
“Refinery” has the meaning set forth in Recital A of this Agreement.
“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.
“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Alon USA Supply and Offtake Agreement.
“Termination Date” means the date on which the Alon USA Supply and Offtake Agreement terminates.
“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks, as each is defined in the Alon USA Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Alon USA Supply and Offtake Agreement) as of the Termination Date.
All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Alon USA Supply and Offtake Agreement.
SECTION 2:     ASSIGNMENT AND CONVEYANCE
2.1    Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of (i) all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise and (ii) any liens or security interests arising under Section 9343 of the Uniform Commercial Code as enacted in the State of Texas.
2.2    Warranties and Representations of Conveying Party; Disclaimer of Warranties. EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

SECTION 3:     DETERMINATION OF INVENTORY
3.1    Inspection. The Independent Inspection Company shall determine and report the quantity and quality of Crude and Product Inventory at the Storage Facilities. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than ten (10) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.
3.2    Physical Inventory.
3.2.1    Except as described in Section 3.2.2 below, the Independent Inspection Company shall conduct a survey at the Storage Facilities of the physical inventory at and as of the Inventory Transfer Time, and shall conduct the physical inventory survey pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.
3.2.2    With respect to volumes located at any Included Third Party Storage Tanks, the physical inventory shall be determined by the operating company at that location based on its normal month-end inventory determination procedures. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline.
3.3    Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be final and binding on both Parties absent manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in the Transfer Locations shall be the “Definitive Termination Date Volume” for purposes of this Agreement.
3.4    Inventory Report. Within three (3) Business Days after the Inventory Transfer Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.
SECTION 4:     PAYMENT AND PRICING
4.1    Delivery of Estimated Termination Date Value.

(a)
No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b)
Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase value for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The Estimated Termination Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2    Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 19.2(b) of the Alon USA Supply and Offtake Agreement.
4.3    Crude and Product Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”), provided that Seller has obtained the appropriate information for such calculation. Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value; provided that, for Crude Oil or each Product Category, the applicable Step-Out Price indicated under the section “Table 1: Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied first to the portion of such quantity up to the relevant Baseline Volume and the applicable Step-Out Price indicated under the section “Table 2: Volume in excess of Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied to any portion of such quantity in excess or below the relevant Baseline Volume.
4.3.1    Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Definitive Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.
4.4    Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 19.2(c) of the Alon USA Supply and Offtake Agreement.
4.5    Deferred Portion. Upon the Termination Date, Seller shall pay to Buyer the Deferred Portion, irrespective of whether Seller makes any payments to Alon USA pursuant to Section 4.4 above.
4.6    Taxes.
4.6.1    (a) Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption; provided, however, that (i) the failure of Seller to separately state or collect Taxes from Buyer shall not alter the liability of Buyer for Taxes and (ii) Seller shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from Buyer. Seller shall be responsible for all taxes imposed on Seller’s net income.
(b) As provided in the Supply and Offtake Agreement, in addition to paragraph (a), Buyer shall complete and file all necessary property tax returns on Seller’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Seller or Buyer, disclose Seller’s ownership interest therein, and pay such amounts as due. Provided that Buyer pays (or indemnifies Seller for) all property taxes, Buyer shall have the first right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by Buyer.
4.6.2    If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.
4.6.3    (a) Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. In any event, the Buyer and Seller shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.
(b) In addition to paragraph (a) and other information sharing requirements applicable to Seller and Buyer, Seller and Buyer shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes (including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
4.6.4    Any other provision of this Agreement to the contrary notwithstanding, this Section 4.6 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.
SECTION 5:     MISCELLANEOUS
5.1    Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(c)
Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Seller immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(d)
Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2    Termination. If an Event of Default has occurred and is continuing under the Alon USA Supply and Offtake Agreement, then Seller (if Alon USA is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Alon USA Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.
5.3    Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Alon USA Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Alon USA Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
5.4    Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.
5.5    Waiver; Limitation of Liability.
5.5.5    The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.
5.5.6    IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.6    Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
5.7    Choice of Law; Dispute Resolution.
5.7.1    This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.
5.7.2    All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Alon USA Supply and Offtake Agreement.
5.8    Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
5.9    Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.
5.10    Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.
5.11    Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Alon USA Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:
Name:
Title:
ALON REFINING KROTZ SPRINGS, INC.
By:
Name:
Title:

Schedule R-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule S
Form of Refinery Production Volume Report

Measured MTD Production Book Detailed In Volume
    FOR 00:00 Wed Feb 16 2011

	Today						MTD
	Receipt bbl	Shipment bbl	Production bbl	Percent of Change	Beginning Inventory	Ending Inventory	Beginning Inventory	Receipt bbl	Shipment bbl	Production bbl	Percent of Change	Average Production
Aromatic
00305 Benzene	0	0	1,312	2.04	0	0	0	0	0	1,312	2.04	1,312
00308 Toluene-non gas	0	0	-1,044	-1.62	0	0	0	0	0	-1,044	-1.62	-1,044
00324 Propylene	0	2,229	2,492	3.87	0	0	0	0	2,229	2,492	3.87	2,492
00306 Sulphur	0	620	408	0.63	0	0	0	0	620	408	0.63	408
00112 Propane	0	657	439	0.68	0	0	0	0	657	439	0.68	439
00327 FAS 104	0	151	-635	-0.99	0	0	0	0	151	-635	-0.99	-635
Total Aromatic	0	3,657	2,972	4.61	0	0	0	0	3,657	2,972	4.61	2,972
Intermediate
00111 Butane	0	0	-9	-0.01	0	0	0	0	0	-9	-0.01	-9
00113 Alky Feed	0	0	98	0.15	0	0	0	0	0	98	0.15	98
00330 Reformer Feed	0	0	-402	-0.62	0	0	0	0	0	-402	-0.62	-402
00466 Cat Feed/Gasoil	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Total Intermediate	0	0	-313	-0.49	0	0	0	0	0	-313	-0.49	-313
Unfin Gaso
00219 Cat Naptha	0	0	-759	-1.18	0	0	0	0	0	-759	-1.18	-759
00265 Lt Reformate	0	0	935	1.45	0	0	0	0	0	935	1.45	935
00244 Reformate	0	0	-2,734	-4.24	0	0	0	0	0	-2,734	-4.24	-2,734
00228 Alkylate	0	0	-10	-0.02	0	0	0	0	0	-10	-0.02	-10
00232 Gas Blend Stock	0	0	-212	-0.33	0	0	0	0	0	-212	-0.33	-212
00323 Raffinate	0	0	-114	-0.18	0	0	0	0	0	-114	-0.18	-114
00332 Toluene (gas blend)	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Total Unfin Gaso	0	0	-2,894	-4.49	0	0	0	0	0	-2,894	-4.49	-2,894
Gasoline
00220 Unleaded 87	0	28,044	34,923	54.19	0	0	0	0	28,044	34,923	54.19	34,923
00221 Midgrade Unld	0	869	869	1.35	0	0	0	0	869	869	1.35	869
00236 Unld Prem 92	0	635	-3	0.00	0	0	0	0	635	-3	0.00	-3
Total Gasoline	0	29,548	35,789	55.53	0	0	0	0	29,548	35,789	55.53	35,789
Distillate
00316 Cogen Jet A	0	0	0	0.00	0	0	0	0	0	0	0.00	0
00314 Jet A	0	485	485	0.75	0	0	0	0	485	485	0.75	485
00439 Unfin #2 Fuel	0	0	-228	-0.35	0	0	0	0	0	-228	-0.35	-228
Distillate
00447 Light Cycle Oil	0	0	0	0.00	0	0	0	0	0	0	0.00	0
00456 Low Sulfur Diesel	0	6,651	15,335	23.80	0	0	0	0	6,651	15,335	23.80	15,335
00458 Low Sulfur #1 Dist	0	0	2,487	3.86	0	0	0	0	0	2,487	3.86	2,487
00461 Dyed LSD #2	0	2,127	2,127	3.30	0	0	0	0	2,127	2,127	3.30	2,127
Total Distillate	0	9,263	20,206	31.35	0	0	0	0	9,263	20,206	31.35	20,206
Heavy Oil
00555 Hvy Rerun Slop	0	0	0	0.00	0	0	0	0	0	0	0.00	0
00559 Carbon Black Oil	0	1,200	1,200	1.86	0	0	0	0	1,200	1,200	1.86	1,200
Total Heavy Oil	0	1,200	1,200	1.86	0	0	0	0	1,200	1,200	1.86	1,200
Raw Material
60111 Butane	0	0	0	0.00	0	0	0	0	0	0	0.00	0
60107 Methonal	2,031	0	1,486	2.31	0	0	0	2,031	0	1,486	2.31	1,486
60114 Isobutane	0	0	-327	-0.51	0	0	0	0	0	-327	-0.51	-327
60227 Natural Gaso	0	0	0	0.00	0	0	0	0	0	0	0.00	0
60465 Cat Feed/Gasoil	0	0	0	0.00	0	0	0	0	0	0	0.00	0
60113 Alky Feed	0	0	0	0.00	0	0	0	0	0	0	0.00	0
61016 Flux Oil	0	0	888	1.38	0	0	0	0	0	888	1.38	888
61017 Hydrolene	0	0	0	0.00	0	0	0	0	0	0	0.00	0
60440 P/L Slop	0	0	0	0.00	0	0	0	0	0	0	0.00	0
60112 Propane	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Total Raw Material	2,031	0	2,047	3.18	0	0	0	2,031	0	2,047	3.18	2,047
Crude
08500 Crude Oil	84,281	0	62,399	96.82	0	0	0	84,281	0	62,399	96.82	62,399
Total Crude	84,281	0	62,399	96.82	0	0	0	84,281	0	62,399	96.82	62,399
Plant Fuel
09996 Produced Fuel	0	0	2,445	3.79	0	0	0	0	2,445	2,445	3.79	2,445
Total Plant Fuel	0	0	2,445	3.79	0	0	0	0	2,445	2,445	3.79	2,445
Coke
09997 Coke	0	0	963	1.49	0	0	0	0	963	963	1.49	963
Total Coke	0	0	963	1.49	0	0	0	0	963	963	1.49	963
Bitumen
01010 Asphalt MC-30	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01015 Asph MC2400 w/Latex	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01020 Vac. Tower Bottoms	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01022 Asphalt – RC-250	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01032 Asphalt – AC-20	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01033 Asphalt – AC-10	0	136	414	0.64	0	0	0	0	136	414	0.64	414
01034 Asphalt – AC-5	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01038 Asph – PG-64-22	0	821	3,011	4.67	0	0	0	0	821	3,011	4.67	3,011
01039 Asph – PG-64-28	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01040 Asph – PG-70-22	0	680	20	0.03	0	0	0	0	680	20	0.03	20
01049 Asph AC-5 w/Latex 2	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01094 O-Pen Ashalt	0	7,733	2,306	3.58	0	0	0	0	7,733	2,306	3.58	2,306
01099 Asph – HMCL Primer	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01028 Asph PAC30	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01148 Unfinished Oil Blend	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01017 Asph – Hydrolene	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01056 Asph AC12-5TR	0	0	0	0.00	0	0	0	0	0	0	0.00	0
01057 Asph TR Concentrate	0	0	973	1.51	0	0	0	0	0	973	1.51	973
01091 Asphalt AC-10-2TR	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Total Bitumen	0	9,370	6,724	10.43	0	0	0	0	9,370	6,724	10.43	6,724
Charge
60308 No Description	0	0	0	0.00	0	0	0	0	0	0	0.00	0
61057 No Description	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Total Charge	0	0	0	0.00	0	0	0	0	0	0	0.00	0
Grand Totals	86,312	53,038			0	0	0	86,312	56,446
Average Coke Prod			15,121	PPH						15,121	PPH
Average Sulfur Prod			117	LTD						117	LTD
Imbalance (Non Charges – Charges)			-41,086	BBLs						-41,086	BBLs
Gasoline + Distillate Yield			81.91%							81.91%
Liquid Recovery			47.11%							47.11%
Total Volume Recovery			52.40%							52.40%

Schedule S-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule T
Excluded Transaction Trade Sheet

EXCLUDED TRANSACTION TRADE SHEET
Trade Date (Month/Day/Year): Ticket No.	[MM/DD/YYYY]	#

Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a “Buy” will reduce the volume to be shipped from the Storage Facilities for the period listed, and a “Sell” will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact]	Phone No#	[###-###-####]
FOR PRODUCT
Quantity	Unit/Conversion:	[Barrels]
Product Description:
Specifications (Grade):
Shipping Method:
Location/Pipeline:	Pipeline:	Cycle: [If Applicable]

Delivery Period:

Comments:

Schedule T-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NINTH AMENDMENT TO
AMENDED REVOLVING CREDIT AGREEMENT
NINTH AMENDMENT, dated as of February 23, 2011 (this “Agreement”), is entered into by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”; together with such other subsidiaries of the Parent as may be designated as a borrower under the Credit Agreement by Alon LP with the prior written consent of the Agent (as defined below) and the Required Lenders (as defined in the Credit Agreement), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent other than the Excluded Subsidiaries (as defined in the Credit Agreement) (the Parent and such direct and indirect subsidiaries that are not Excluded Subsidiaries are hereinafter referred to individually as a “Guarantor Company” and, collectively, as the “Guarantor Companies”), the Lenders (as defined below), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders (“Bank Leumi”).
W I T N E S S E T H
WHEREAS, the Borrowers, the Guarantor Companies, the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Agent and Bank Leumi are parties to the Amended Revolving Credit Agreement, dated as of June 22, 2006 (as amended by (i) the First Amendment, dated as of August 4, 2006, (ii) the Waiver, Consent, Partial Release and Second Amendment, dated as of February 28, 2007, (iii) the Third Amendment, dated as of June 29, 2007, (iv) the Waiver, Consent, Partial Release and Fourth Amendment, dated as of July 2, 2008, (v) the Fifth Amendment, dated as of July 31, 2009, (vi) the Sixth Amendment, dated as of May 10, 2010, (vii) the Seventh Amendment, dated as of June 1, 2010, (viii) the Eighth Amendment, dated as of June 16, 2010 and (ix) as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made revolving loans to the Borrowers;
WHEREAS, the Loan Parties have requested that the Lenders amend certain definitions and covenants of the Credit Agreement as set forth below, and the Lenders, Bank Leumi and the Agent are willing to so amend the Credit Agreement, subject to the terms and conditions set forth in this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
2.    New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
“‘Alon Brands Issuance Proceeds’ has the meaning specified therefor in Section 7.01(p) hereof.”
“‘Funded Debt’ means, at any date of determination, the aggregate principal amount of all outstanding Indebtedness for borrowed money of Alon USA and its Consolidated Subsidiaries outstanding at such time, less freely transferable cash and Permitted Investments of Alon USA and its Consolidated Subsidiaries not subject to any Lien (other than a Lien in favor of the Agent) at such time.”
“‘Specified Dividend Amount’ means cash dividends to the Parent’s common stockholders of up to $0.04 per share of common stock of the Parent in the aggregate during any Fiscal Quarter of the Parent.”
3.    Amendment and Restatement of Existing Definition. The following defined term in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“‘Consolidated EBITDA’ means, for any Person and its Consolidated Subsidiaries, for any period, the net income (or net loss) of such Person and its Consolidated Subsidiaries for such period, plus (i) the sum, without duplication, of (A) gross interest expense for such period, (B) income tax expense, (C) positive depreciation expense, (D) positive amortization expense, (E) extraordinary or unusual non-cash losses (to the extent that such extraordinary or unusual losses have not resulted in a cash outlay by such Person), (F) non-cash charges representing “last-in-first-out” inventory costs in excess of estimated replacement costs, (G) any non-cash operating losses, (H) any losses resulting from a change in accounting principles and (I) any minority interest expense to the extent identified as a line item in the financial statements of such Person or its Consolidated Subsidiaries, less (ii) the sum, without duplication, of (A) extraordinary gains or unusual non-cash gains, and (B) any non-cash gain that constitutes a reversal or a recovery of any non-cash charges representing “last-in-first-out” inventory costs in excess of estimated replacement costs, each determined on a consolidated basis in accordance with GAAP for such Person and its Consolidated Subsidiaries.”
4.    Amendments to Credit Agreement.
(a)    Reduction of Revolving Credit Commitment; Prepayment of Revolving Credit Loans. Section 2.07(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d) Immediately upon the receipt by any Loan Party or any Company of any Net Proceeds from the issuance, sale, assignment, transfer or other disposition of any Capital Stock, debt securities or assets of a Company (other than Net Proceeds from the sale of Inventory in the ordinary course of business and other than with respect to property subject to a prior Permitted Lien) the Borrowers shall make a prepayment of the Revolving Credit Loans in an amount equal to the amount of such Net Proceeds (including, without limitation, any Alon Brands Issuance Proceeds), provided that the Borrowers shall not be required to make such prepayment (x) to the extent any Borrower or other Company is obligated to pay such Net Proceeds of Fixed Assets, Capital Stock or debt securities to the Term Loan Agent in accordance with Sections 2.13(a) of the Term Loan Agreement (as in effect on the date hereof) or (y) based on Alon Brands Issuance Proceeds to the extent the aggregate principal amount of all such prepayments based on Alon Brands Issuance Proceeds pursuant to this subsection would exceed $30,000,000. Notwithstanding the foregoing, (i) the Borrowers shall not be required to prepay the Revolving Credit Loans in the case of intercompany Indebtedness between the Loan Parties permitted by Sections 7.02(b) and 7.02(e) and (ii) the Administrative Borrower may, as to any amounts that would constitute Net Proceeds of the sale of any Fixed Assets, deliver to the Agent, at the time of receipt of such amounts by any Loan Party, a certificate of an officer stating that it intends to reinvest such amounts in productive assets of a kind then used or usable in the business of the Parent or its Subsidiaries (and, to the extent the assets sold in such asset sale constituted Collateral, which will be subject to a perfected security interest in favor of the Agent, subject only to the security interest of the Term Loan Agent, securing the Obligations under this Agreement), within 360 days of receipt of such amounts, and such amounts shall be deemed not to constitute Net Proceeds if, so long as and to the extent that (A) no Default or Event of Default shall have occurred and be continuing at the time of delivery of such certificate or at the proposed time of the application of such amounts, (B) such amounts may, pending their use to acquire such assets, be deposited with and held by the Term Loan Agent in an account over which the Term Loan Agent shall have sole control and exclusive rights of withdrawal subject to and consistent with the terms of the Intercreditor Agreement, and which shall be subject to a perfected security interest in favor of a Collateral Agent under the Security Documents (the “Asset Reinvestment Account”), (C) the aggregate amount held pending reinvestment at any time pursuant to this sentence shall not exceed $40,000,000 and (D) such amounts shall in fact be reinvested in assets meeting the requirements set forth above within such 360-day period (it being agreed that any amounts as to which any of the foregoing requirements shall at any time not be satisfied shall constitute Net Proceeds and be applied to prepay Revolving Credit Loans to the extent required by this Section 2.07).”
(b)    Affirmative Covenant - Reporting Requirements. Section 7.01(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i)(A) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of the Parent in each Fiscal Year, consolidated balance sheets, consolidated statements of income and consolidated statements of cash flow of the Parent and its Consolidated Subsidiaries as at the end of such Fiscal Quarter; and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and (A) certified by the chief financial officer of the Parent as fairly presenting, in all material respects, the financial position and the results of operations and changes in financial position, as of the end of such Fiscal Quarter of the Parent and its Consolidated Subsidiaries, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to year end adjustments, and (B) accompanied by a review report thereon of KPMG, LLP or other independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Agent (it being agreed that any “Big Four” accounting firm shall be deemed acceptable), which report shall state that such accountants reviewed such consolidated balance sheets, statements of income and statements of cash flow and that based on such review, such accountants are not aware of any material modifications that should be made in such financial statements in order for them to be in conformity with GAAP; and
(B) as soon as available and in any event within 90 days after the end of the first two Fiscal Quarters in each Fiscal Year, a balance sheet, statement of income and statement of cash flow of Alon LP (alone, without regard to its Subsidiaries) for the period from the beginning of such Fiscal Year to the end of such second Fiscal Quarter, setting forth in comparative form the corresponding figures for the first two Fiscal Quarters of the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP and (1) certified by the chief financial officer of Alon LP as fairly representing, in all material respects, the financial position of Alon LP and the results of operations and changes in financial position of Alon LP, as of the end of such period, and (2) accompanied by a review report thereon of KPMG, LLP or other independent certified public accountants of recognized standing selected by Alon LP and satisfactory to the Agent (it being agreed that any “Big Four” accounting firm shall be deemed acceptable), which report shall state that such accountants reviewed such balance sheets, statements of income, and statements of cash flow and that based on such review, such accountants are not aware of any material modifications that should be made in such financial statements in order for them to be in conformity with GAAP and except for qualifications that the financial statements are alone, without regard to its Subsidiaries.”
(c)    Affirmative Covenant - Alon Brands Issuance Proceeds. The Credit Agreement is hereby amended by adding a new Section 7.01(p), to read in its entirety as follows:
“(p) Immediately upon the receipt by Alon Brands or any of its Subsidiaries at any time and from time to time of any capital contribution or any Net Proceeds from the issuance, sale, assignment, transfer or other disposition of any of its debt securities or Capital Stock (collectively, “Alon Brands Issuance Proceeds”), Alon Brands shall, or shall cause such Subsidiary to, as applicable, (i) give written notice to the Lenders (in reasonable detail) of the amounts received and the circumstances, and (ii) transfer to Alon LP such Alon Brands Issuance Proceeds in an aggregate amount not to exceed $30,000,000 (for all such transfers pursuant to this Section 7.01(p)). The Borrowers shall prepay the Revolving Credit Loans immediately upon receipt by Alon Brands or any of its Subsidiaries of any Alon Brands Issuance Proceeds received in accordance with Section 2.07(d) (it being understood and agreed that the Borrowers shall not be required to make mandatory prepayments pursuant to such subsection of more than $30,000,000 in the aggregate).”
(d)    Negative Covenant - Dividends, Prepayments, Etc. Section 7.02(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(f) Dividends, Prepayments, Etc. Declare or pay any dividends, purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing or to purchase or otherwise acquire for value any stock of any Loan Party, make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any Indebtedness of any Loan Party before its scheduled due date (other than prepayments of Indebtedness under the Loan Documents or the Term Loan Documents) (in each case, a “Restricted Payment”), other than:
(i)    any Alon Brands Issuance Proceeds required to be transferred to Alon LP under Section 7.01(p);
(ii)    so long as no Event of Default has occurred or is continuing or will result from any such Restricted Payment, prior to delivery of financial statements to the Lenders referred to in Section 7.01(a)(i) for the Fiscal Quarter of the Parent ending September 30, 2011, Restricted Payments by Alon LP to its parents, by such parents to their direct and indirect parents, and by the Parent to its shareholders, in each case in an aggregate amount not to exceed the Specified Dividend Amount;
(iii)    the Parent may declare and make dividend payments or other distributions payable solely in shares of its common stock to the holders of its preferred shares at the rate of $0.2125 per share of preferred shares for each Fiscal Quarter;
(iv)    cash payments to the holders of preferred shares of the Parent required for any withholding tax in connection with dividend payments or other distributions made to such holders in any Fiscal Quarter pursuant to clause (iii) above;
(v)    so long as no Event of Default has occurred or is continuing or will result from any such Restricted Payment, after delivery of financial statements to the Lenders referred to in Section 7.01(a)(i) for the Fiscal Quarter of the Parent ending September 30, 2011, Restricted Payments in an amount not to exceed $25,000,000 in the aggregate; and
(vi)    so long as no Event of Default has occurred or is continuing or will result from any such Restricted Payment, after delivery of financial statements to the Lenders referred to in Section 7.01(a)(i) for the Fiscal Quarter of the Parent ending September 30, 2011, any Restricted Payment that exceeds $25,000,000 in the aggregate, provided that prior to making any such Restricted Payment, the Borrowers deliver to the Agent a certificate of a Responsible Officer of the Administrative Borrower, certifying that (A) immediately before and after giving effect to any such Restricted Payment, no Event of Default has occurred or is continuing or will result from the Restricted Payment and (B) as of the last Fiscal Quarter for which financial statements were delivered pursuant to Section 7.01(a)(i), on a pro forma basis after giving effect to any such Restricted Payment as if it had occurred at the beginning of the most recent fiscal period of four Fiscal Quarters for which such financial statements were delivered, Alon USA and its Consolidated Subsidiaries would be in compliance with the covenants contained in Section 7.02(i) hereof (which certification shall set forth in reasonable detail the Borrowers’ calculations, shall be prepared both on a reasonable basis and in good faith and based on assumptions believed by the Borrowers to be reasonable at the time made).”
(e)    Financial Covenant - Funded Debt to EBITDA. Section 7.02(i)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii)    Funded Debt to EBITDA. Permit the ratio of (A) Funded Debt as of December 31, 2010 to Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for the four Fiscal Quarters ending on December 31, 2010 to exceed -8 to 1, (B) Funded Debt as of March 31, 2011 to four times Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for the single Fiscal Quarter ending on March 31, 2011 to exceed 8 to 1, (C) Funded Debt as of June 30, 2011 to four times Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for the single Fiscal Quarter ending on June 30, 2011 to exceed 4 to 1, (D) Funded Debt as of September 30, 2011 to four times Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for the single Fiscal Quarter ending on September 30, 2011 to exceed 4 to 1, and (E) Funded Debt as of the last day of each Fiscal Quarter ending thereafter to Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for the four Fiscal Quarters ending on the last day of such Fiscal Quarter to exceed 4 to 1, provided that no such requirement shall apply with respect to the Fiscal Quarters ending March 31, 2010, June 30, 2010, and September 30, 2010.
Solely for the purposes of calculating the ratio set forth above, if, at the time the ratio is being determined, either Alon USA or any of its Subsidiaries shall have completed any Disposition, Merger, incurrence of Indebtedness, Investment or Restricted Payment (or series of related Dispositions, Mergers, incurrence of Indebtedness, Investments or Restricted Payments) exceeding $25,000,000 in the aggregate, in each case, since the beginning of the relevant testing period, the ratio shall be determined on a pro forma basis as if such Disposition, Merger, incurrence of Indebtedness, Investment or Restricted Payment, had occurred at the beginning of such period.”
(f)    Financial Covenant - Interest Coverage Ratio. Section 7.02(i)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iv)    Interest Coverage Ratio. Permit the ratio (the “Interest Coverage Ratio”) of (A) for the four Fiscal Quarters ending December 31, 2010, (i) Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for such four Fiscal Quarters to (ii) interest expense of Alon USA and its Consolidated Subsidiaries payable for such four Fiscal Quarters, to be less than -0.8:1.0, (B) for the Fiscal Quarter ending March 31, 2011, (i) Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for such Fiscal Quarter to (ii) interest expense of Alon USA and its Consolidated Subsidiaries payable for such Fiscal Quarter, to be less than 0.9:1.0, (B) for the Fiscal Quarter ending June 30, 2011, (i) Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for such Fiscal Quarter to (ii) interest expense of Alon USA and its Consolidated Subsidiaries payable for such Fiscal Quarter, to be less than 2.0:1.0, (C) for the Fiscal Quarter ending September 30, 2011, (i) Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries for such Fiscal Quarter to (ii) interest expense of Alon USA and its Consolidated Subsidiaries payable for such Fiscal Quarter, to be less than 2.0:1.0, and (D) for each Fiscal Quarter ending on and after December 31, 2011, (i) Consolidated EBITDA of Alon USA and its Consolidated Subsidiaries to (ii) interest expense of Alon USA and its Consolidated Subsidiaries payable for such period, in each case, for the four consecutive Fiscal Quarters ended on such date, to be less than 2.0:1.0, provided that no such requirement shall apply with respect to the Fiscal Quarters ending March 31, 2010, June 30, 2010, and September 30, 2010.”
5.    Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment on or before February 23, 2011, in a manner satisfactory to the Agent, of the following conditions (the date such conditions are fulfilled is hereafter referred to as the “Ninth Amendment Date”):
(a)    The Agent shall have received on or before the Ninth Amendment Date the following, each in form and substance satisfactory to the Agent:
(i)    five (5) copies of this Agreement, duly executed by the Loan Parties, the Agent and the Lenders; and
(ii)    five (5) copies of the Ninth Amendment Fee Letter, dated as of the date hereof, duly executed by the Borrowers and the Agent (the “Ninth Amendment Fee Letter”).
(b)    The Borrowers shall have paid to the Agent (i) for the benefit of the Lenders the Ninth Amendment Fee (as defined in the Ninth Amendment Fee Letter), and (ii) all other fees, costs, expenses and taxes payable on the Ninth Amendment Date pursuant to Section 12.05 of the Credit Agreement.
(c)    The representations and warranties contained in this Agreement, the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Ninth Amendment Date shall be true and correct on and as of the Ninth Amendment Date as though made on and as of such date, except to the extent that such representations or warranties expressly relate solely to an earlier date (in which case such representations or warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Ninth Amendment Date or would result from this Agreement becoming effective in accordance with its terms.
6.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Loan Parties represent and warrant to the Agent and the Lenders that, as of the Ninth Amendment Date, the representations and warranties contained in this Agreement, the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Ninth Amendment Date are true and correct in all respects on and as of the Ninth Amendment Date, after giving effect to the terms of this Agreement, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all respects on and as of such date); and no Default or Event of Default has occurred and is continuing on the Ninth Amendment Date or will result from this Agreement becoming effective in accordance with its terms.
7.    Reservation of Rights. No action or acquiescence by the Agent and the Lenders, including, without limitation, this Agreement of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default which may exist as of the Ninth Amendment Date. Accordingly, the Agent and the Lenders reserve all of their rights under the Credit Agreement, the Loan Documents, at law and otherwise regarding any such Default or Event of Default.
8.    Continued Effectiveness of Loan Documents. Each of the Loan Parties hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Ninth Amendment Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.
9.    Miscellaneous.
(a)    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart hereof.
(b)    Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(c)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(d)    THE LOAN PARTIES, THE AGENT AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
(e)    Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement.
(f)    The Loan Parties will pay on demand all reasonable fees, reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement and the administration of the Credit Agreement, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
Borrower:
ALON USA, LP

By:	Alon USA GP, LLC, a Delaware limited liability company, its general partner
By:     /s/ Shai Even
Name: Shai Even
Title: Senior Vice President and Chief Financial Officer

Guarantor Companies:
ALON USA OPERATING, INC
ALON USA REFINING, INC.
ALON USA, INC.
ALON USA ENERGY, INC.
ALON PARAMOUNT HOLDINGS, INC.
ALON USA GP, LLC
ALON ASSETS, INC.
By:    /s/ Shai Even
Name: Shai Even
Title: Senior Vice President and Chief Financial Officer
ALON USA CAPITAL, INC.
By:     /s/ Shai Even
Name: Shai Even
Title : Vice President
ALON CRUDE PIPELINE, LLC
By:     /s/ Shai Even
Name: Shai Even
Title: Vice President and Chief Financial Officer

ALON BRANDS, INC.
ALON USA DELAWARE, LLC
ALON PIPELINE LOGISTICS, LLC
By:     /s/ Shai Even
Name: Shai Even
Title: Vice President

Agent and Lender:
ISRAEL DISCOUNT BANK OF NEW YORK
By:    /s/ Mali Golan
Name:    Mali Golan
Title:    AVP
By:    /s/ Howard Weinberg
Name:    Howard Weinberg
Title:    ESVP

Lender and Co-arranger:
BANK LEUMI USA
By:    /s/ Gil Hershman
Name:    Gil Hershman
Title:    Vice President
By:
Name:
Title:

Schedule U-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule V
Available Storage or Transportation Arrangements

#1
Storage and Product Handling Agreement dated February 21, 1997 between Holly Energy Partners, L.P. (“HEP”), successor-in-interest to Navajo Refining Company, L.L.C., successor-in-interest to Navajo Refining Company, L.P., and Alon USA, L.P.

#1a Third Amendment to the Storage and Product Handling Agreement executed February 23, 2011 between Holly Energy Partners, L.P. (“HEP”), Alon USA and J. Aron

#2
Pipeline Lease Agreement, dated February 21, 1997 between Alon USA, LP (“Alon”), successor-in-interest to American Petrofina Pipe Line Company and Holly Energy Partners, L.P. (“HEP”), successor-in-interest to Navajo Pipeline Company.

#2a	Amendment and Supplement to Pipeline Lease Agreement dated October 10, 2007

#2b	Pipeline lease Agreement, Letter; dated February 28, 2011 between Alon USA LP, Holly Energy Partners LP and J. Aron & Company

#3	Service Agreement, dated February 28, 2005 between Alon USA, LP. and Holly Energy Partners, L.P.

#4	Pipeline and Terminal Agreement between Alon USA, LP and Holly Energy Partners, L.P. dated February 28, 2005

#4a	First Amendment of Pipeline and Terminal Agreement, dated September 1, 2008

#4b	Second Amendment to the Pipeline and Terminal Agreement executed February 23, 2011 between Alon USA, LP and Holly Energy Partners, L.P.

#4c	Pipeline and Terminal Agreement, Letter between Alon USA, LP and Holly Energy Partners, L.P. dated March 1, 2011

#4d	Third Amendment of Pipeline and Terminal Agreement, dated June 6, 2011

#4e	Fourth Amendment to Pipeline and Terminal Agreement, dated October 6, 2014

#5	Pipeline Lease Agreement between Plains Pipeline, L.P. and Alon USA, L.P., dated December, 2007

#5a	First Amendment between Plains Pipeline, L.P. and Alon USA, L.P., dated December 2012

#6	Mesa Pipeline Dedication Agreement between Sunoco Pipeline LP and Alon USA Energy Inc., dated December 12, 2005
#7    Pipeline Throughput and Deficiency Agreement – Designated Shipper Letter between Sunoco Pipeline LP, Alon USA Energy Inc. and J. Aron & company dated October 31, 2011
#8    Centurion Pipeline Lease Agreement dated June 14, 2006 between Alon Crude Pipeline LLC & Centurion Pipeline LLC

Schedule V-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule X

Pipeline Systems (Included Pipelines)

Crude:

Mesa Pipeline Midland, TX to Alon Big Spring, TX Refinery

Plains Pipeline, LP

Sunoco Pipeline LP
Enterprise Terminal Midland, TX to other terminals in Midland, TX
Enterprise Crude Pipeline LLC
Centurion Terminal Midland, TX to other terminals in Midland, TX
Centurion Pipeline L.P
Basin Terminal Midland, TX to other terminals in Midland, TX
Plains Pipeline, LP
Plains Basin Pipeline Midland, TX to locations in Texas and Oklahoma
Plains Pipeline, LP
Pipeline leased by Alon USA, LP from Plains Pipeline, LP lease dated December 12, 2007
Big Spring, Texas to Midland, Texas

Products:
Holly Energy Partners – Operating, LP.
Midland, Texas to Orla, Texas (Fintex)
Abilene, Texas to Dyess AFB
Big Spring, Texas to Abilene, Texas (Trust X-6; (Trust 6/8))
Big Spring, Texas to Wichita Falls, Texas (Trust 6/8)
Wichita Falls, Texas to Duncan, Oklahoma (River)

Pipeline leased by Alon USA, LP from Holly Energy Partners, LP lease dated February 21, 1997
Orla, Texas to El Paso, Texas

Pipeline leased by Alon USA, LP from Plains Pipeline, LP lease dated December 12, 2007
Big Spring, Texas to Midland, Texas
Plains Pipeline, LP and Sunoco Pipeline LP
Mesa Pipeline Midland, TX to Big Spring, TX Refinery

Schedule X-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule Z
Orla to El Paso / El Paso Inventory Description

Pipeline:

The “Orla Terminal Daily Report” is received every day from HEP. An example of the Orla
Terminal Report can be found in Schedule H, Form of Inventory Reports. The volumes that have shipped from Orla on the previous day are listed under the section “Truck Rack,” “HEP
Deliveries.” Please note that these volumes are cumulative for the month so you must subtract the previous day’s number to calculate the actual volume shipped from Orla. When necessary,
HEP issues “Metered Receiving and Delivery Tickets” that indicates the total volume received in
El Paso. Batch numbers are assigned by HEP. These batch numbers are used from the time the batch leaves Orla to the time it delivers to El Paso.

The total volume that has shipped from Orla on the previous day plus the previous day pipeline inventory minus what has been received that day at El Paso is then considered “Pipeline
Inventory.” This represents the estimated line fill from Orla to El Paso.

Linefill is balanced at end of month with the “HEP Shipper Inventory Report” using “Plant
Total: 7003 – HEP PPL 8 Artesia – El Paso. An example of this HEP End of Month Report can also be found in Schedule H, Form of Inventory Reports.

Inventory:

With the exception of transmix, El Paso inventory is calculated by using previous day inventory plus deliveries into El Paso less sales, transfers and movements out via pipeline. Alon is able to gather this information from “Metered Receiving and Delivery Tickets”, as well as by accessing HEP’s Toptech system, an internal system managed by HEP.

Inventory is balanced at end of month with “HEP Shipper Inventory Report” using “Plant Total:
7014 – HEP Trm TX El Paso.”
El Paso transmix inventory is estimated by multiplying 1.5% times the sum of the total barrels of unlead gasoline, premium gasoline and diesel being delivered into El Paso in a particular month. This figure is then divided by the number of days in the month to calculate a daily transmix allocation.   The total being delivered changes each day as actual tickets become available and schedule changes.
Transmix Inventory Example:
280,000 total bbls. being delivered into El Paso per month
X .015
= 4,200 total transmix allocation per month
/ 30 days in month
= 140 bpd transmix being generated and added to our portion of the transmix.

Schedule Z-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule AA
Differential Determination Procedure

The Adjustment Date Differential shall be determined in accordance with the following procedure:

(i)The value for the Baseline Volume for Crude Oil and for each Product Group shall be determined as of May 31, 2013 as if each such Baseline Volume had been valued for purposes of determining the aggregate price thereof under the Step-Out Inventory Sales Agreement using the applicable Step-Out Price provided on and determined in accordance with Schedule B-1.

(ii)The values determined under clause (i) above shall be aggregated into a total value for such Baseline Volumes (the "Total Pro Forma Baseline Value).

(iii)The average (the "WTI Average") of the official NYMEX settlement prices on each of the Four Step-Out Trading Days (as defined below) for the First Nearby NYMEX WTI Contract (as defined below) shall be determined.

(iv)	The "Adjustment Date Differential" shall equal:

(Total Pro Form Baseline Value + Aggregate Baseline Volume) minus the WTI Average

The result of the foregoing computation may be positive or negative.

(v)The Adjustment Date Differential so determined shall be applied as indicated in Schedules B-2 and D-2 to this Agreement

(vi)	For purposes of the above procedures,

the "Four Step-Out Trading Days" are May 24, 28, 29 and 30, 2013;

Schedule AA-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

the "First Nearby NYMEX WTI Contract" is, for any the Four Step-Out Trading Days, the New York Mercantile Exchange Light Crude Futures contract for the first nearby month that is trading on such day; and

the "Aggregate Baseline Volume" is the sum of the Baseline Volumes for Crude Oil and each of the Product Groups.

Schedule AA-2